                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 31
Statement of Operations.......................... 32
Statement of Changes in Net Assets............... 33
Financial Highlights............................. 34
Notes to Financial Statements.................... 37

TFIN SAR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,

    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.

    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.

    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW

    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.

    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.

    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                            Continued on page  2

MARKET REVIEW

    Most areas of the bond market were quite active during the reporting period, with U.S. Treasury bonds experiencing the greatest price appreciation. Intense demand, decreasing supply, and a flight to quality that included investors around the globe pushed the 30-year Treasury bond to its lowest yield ever in October 1998.

    At the same time, investors shied away from lower-rated securities, causing the prices of high-yield bonds to plummet. The high-yield market rebounded late in 1998 as investors saw that the economy was performing well and that the global financial crisis was on its way to recovery. The prices of most investment-grade bonds experienced similar though much less dramatic movement during this period. However, municipal bonds--particularly high-quality municipals--saw very little price movement during this time.

OUTLOOK

    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.

    We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.

    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

                                            A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1).....    0.53%      0.10%      0.15%
Six-month total return(2)..................   (4.22%)    (3.78%)    (0.82%)
One-year total return(2)...................    0.31%      0.53%      3.51%
Five-year average annual total return(2)...    5.85%      5.84%      6.07%
Ten-year average annual total return(2)....    7.13%        N/A        N/A
Life-of-Fund average annual total
return(2)..................................    8.63%      4.86%      4.68%
Commencement Date.......................... 12/14/84   05/01/93   08/13/93

 DISTRIBUTION RATES AND YIELD
Distribution Rate(3).......................    4.49%      3.94%      3.94%
Taxable Equivalent Distribution Rate(4)....    7.02%      6.16%      6.16%
SEC Yield(5)...............................    3.73%      3.12%      3.15%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 1999.

The terms of the insurance are more fully described in the Fund's prospectus; no representation is made as to the insurer's ability to meet its commitments. In addition, the insurance does not remove market risk, as it does not apply to the value of the securities in the Fund's portfolio, which may increase or decrease depending on interest rates and other factors affecting the municipal credit markets.

Income may subject certain individuals to the federal alternative minimum tax.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of Fund shares.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen Insured Tax Free Income Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following interview discusses the Fund's performance during the six months ended March 31, 1999.


Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?


A Although most of the financial markets experienced significant volatility during the period, the municipal market remained relatively stable. For the majority of the six months, municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates and the 30-year U.S. Treasury bond reached its lowest yield on record. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.

    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. In 1998 we experienced the second-heaviest level of municipal issuance ever. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers financing special growth and expansion projects, as opposed to using municipal bonds to finance their regular operations.

    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Fund because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.


Q     WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?


A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 80 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors realized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.



Q     WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?


A We began trimming the Fund's exposure to health care bonds, which still remain the portfolio's top sector. Our research indicates that some health care issues are not as attractive as they were when the industry began to experience the sweeping managed care change that has now taken place. Instead, we took advantage of the plentiful supply of insured bonds nationwide to replace some health care issues. Bonds from a range of other sectors helped to diversify the Fund's holdings.

    In addition, we looked to purchase bonds issued in states that have strong demand for municipal bonds as a result of their heavy state and local taxation. In particular, we purchased several bonds issued in New York. The large supply of bonds in that state provided a number of opportunities to find attractive bonds with appreciation potential. Most of our purchases were bonds with 15 to 20 year maturities because we felt they offered the most value compared to other maturity ranges. We would have received little incremental yield for assuming the additional interest rate risk associated with purchasing longer-maturity bonds. For additional portfolio highlights, please refer to page 9.



Q     WHERE DID YOU FIND VALUE IN THE MUNICIPAL MARKET?


A We looked for areas of the municipal marketplace where a large number of issues had temporarily reduced bond prices. For example, smaller states often don't have enough demand to immediately absorb a large volume of new bonds. We took advantage of those situations to purchase bonds at below-market prices, and then sold them once the issues had been absorbed and prices had risen.

    In addition, we looked to sectors that we felt were undervalued and had the potential for increased demand going forward. One such area was bonds that are issued to provide essential services to municipalities, such as schools and water/sewer facilities. These bonds have tended to see strong demand through a range of municipal market conditions. On the other hand, we avoided the housing sector, which we feel is trading at a high level given the increased risk of prepayment in this low interest rate environment.



Q     HOW DID THE FUND PERFORM DURING THE PERIOD?


A During the past six months, the Fund generated a total return of 0.53 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 1.49 percent over the same period. This index is a broad-based statistical composite of municipal bonds and does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments it represents. The Fund's tax-exempt distribution rate of 4.49 percent(3) translates into a taxable-equivalent yield of 7.02 percent(4) for an investor in the 36 percent federal income tax bracket. Past performance does not guarantee future results.

    As we mentioned in our last report, the Fund's monthly dividend was reduced from $.080 per Class A share to $.076 in November. Given the low interest rate environment, a number of higher-yielding bonds in the portfolio have been called away by issuers seeking to refinance the bonds at lower rates. As a result, we've had to reinvest that money in bonds paying today's lower rates. This reduction in the Fund's income stream led the Board of Directors to reduce the dividend. Please refer to the chart and footnotes on page 3 for additional Fund performance results.



Q     WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?


A Strong economic performance continues to bolster the credit conditions of municipal issuers--a trend we expect to persist. As we mentioned earlier, economic strength has made issuers more likely to issue debt for special projects rather than for general operating financing. We believe that as long as municipalities remain economically healthy, this situation is likely to continue.

    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend, as municipal bond insurers have become more cautious as of late. If, as anticipated, this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.

    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.


[SIG]
Joseph A. Piraro

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

 TOP TEN STATES AS OF MARCH 31, 1999

                                       PERCENTAGE OF FUND'S
                                       LONG-TERM INVESTMENTS
California ..........................          20.1%
Illinois ............................          18.9%
New York ............................           8.7%
Florida .............................           5.5%
Pennsylvania ........................           4.8%
Texas ...............................           3.6%
Georgia .............................           3.4%
Michigan ............................           3.2%
Utah ................................           2.6%
Alabama .............................           2.3%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AAA.........................  100%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

   AS OF MARCH 31, 1999
Health Care ...............  19.3%
General Purpose............  12.0%
Public Education ..........  10.0%
Public Building ...........   8.7%
Water & Sewer..............   8.4%

 AS OF SEPTEMBER 30, 1998
Health Care ...............  23.2%
Public Building ...........  11.8%
General Purpose............  11.1%
Public Education ..........  10.2%
Retail Electric / Gas /
  Telephone................   8.8%

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          MUNICIPAL BONDS  99.9%
          ALABAMA  2.3%
$ 2,250   Alabama St Brd Edl Rev Shelton St
          Cmnty College (MBIA Insd)............   6.000%  10/01/14   $    2,474,100
  1,955   Alabama Wtr Pollutn Ctl Auth
          Revolving Fund Ln Ser A (AMBAC
          Insd)................................   6.750   08/15/17        2,197,948
  1,900   Birmingham-Carraway, AL Methodist
          Hlth Sys Ser A (Connie Lee Insd).....   5.875   08/15/25        2,018,484
  2,500   Jefferson Cnty, AL Brd Edl Cap Outlay
          Sch (Prerefunded @ 02/15/03) (AMBAC
          Insd)................................   5.875   02/15/20        2,725,875
  6,000   Jefferson Cnty, AL Swr Rev Cap Impt
          Ser A (FGIC Insd)....................   5.000   02/01/33        5,814,060
  2,000   Lauderdale Cnty & Florence AL
          Hlthcare Auth Rev Eliza Coffee Mem
          Hosp Rfdg (MBIA Insd)................   5.750   07/01/19        2,112,100
  5,500   Morgan Cnty Decatur, AL Hlthcare Auth
          Hosp Rev Decatur Genl Hosp Rfdg
          (Connie Lee Insd)....................   6.250   03/01/13        6,025,085
  2,400   Muscle Shoals, AL Util Brd Wtr & Swr
          Rev (FSA Insd).......................   6.500   04/01/16        2,681,568
  3,000   Orange Beach, AL Wtr Swr & Fire
          Protection Auth Rev (FSA Insd).......   5.000   05/15/23        2,960,520
  1,400   West Morgan East Lawrence Wtr Auth AL
          Wtr Rev (FGIC Insd)..................   5.625   08/15/21        1,475,992
  1,000   West Morgan East Lawrence Wtr Auth AL
          Wtr Rev (FGIC Insd)..................   5.625   08/15/25        1,055,050
                                                                     --------------
                                                                         31,540,782
                                                                     --------------
          ALASKA  0.2%
  2,355   Ketchikan, AK Muni Util Rev Ser R
          (Prerefunded @ 12/01/02) (FSA
          Insd)................................   6.600   12/01/07        2,628,627
                                                                     --------------
          ARIZONA  1.4%
 11,000   Arizona St Ctfs Partn Ser B Rfdg
          (AMBAC Insd).........................   6.250   09/01/10       11,912,230
  1,945   Pima Cnty, AZ Indl Dev Auth Indl Rev
          Lease Oblig Irvington Proj Tucson Ser
          A Rfdg (FSA Insd)....................   7.250   07/15/10        2,153,018
  1,000   Pima Cnty, AZ Metro Domestic Wtr Impt
          Dist Wtr Rev Rfdg (FGIC Insd)........   4.000   01/01/07          987,810

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          ARIZONA (CONTINUED)
$ 1,875   Scottsdale, AZ Indl Dev Hosp
          Scottsdale Mem Hosp Ser A Rfdg (AMBAC
          Insd)................................   6.000%  09/01/12   $    2,060,531
  1,750   Scottsdale, AZ Indl Dev Hosp
          Scottsdale Mem Hosp Ser A Rfdg (AMBAC
          Insd)................................   6.125   09/01/17        1,921,517
                                                                     --------------
                                                                         19,035,106
                                                                     --------------
          CALIFORNIA  20.1%
  7,750   Alameda Corridor Tran Auth CA Rev Ser
          1999 A (MBIA Insd)...................    *      10/01/31        1,431,502
 10,000   Alameda Corridor Tran Auth CA Rev Ser
          1999 A (MBIA Insd)...................    *      10/01/32        1,748,900
 15,000   Alameda Corridor Tran Auth CA Rev Ser
          1999 A (MBIA Insd)...................    *      10/01/36        2,105,550
  4,290   Antioch Area, CA Pub Fac Fin Agy
          Cmnty Fac Dist No 1989 (FGIC Insd)...   5.300   08/01/15        4,461,600
  2,835   Bay Area Govt Assn CA Rev Tax Alloc
          CA Redev Agy Pool Rev Ser A (FSA
          Insd)................................   6.000   12/15/14        3,139,848
  5,000   Beverly Hills, CA Pub Fin Auth Lease
          Rev Ser A (MBIA Insd)................   5.650   06/01/15        5,264,650
  3,345   California Pub Cap Impt Fin Auth Rev
          Pooled Proj Ser B (BIGI Insd)........   8.100   03/01/18        3,408,689
 35,000   California St (FGIC Insd)............   4.500   12/01/24       32,364,150
  2,820   California St Pub Wks Brd Lease Rev
          CA Cmnty Colleges Ser D Rfdg (AMBAC
          Insd)................................   5.250   10/01/10        3,041,116
 10,000   California St Pub Wks Brd Lease Rev
          Dept of Corrections CA St Prison D
          Susanville (MBIA Insd)...............   5.375   06/01/18       10,198,800
 10,000   California Statewide Cmntys Dev Auth
          Rev Sherman Oaks Proj Ser A Rfdg
          (AMBAC Insd).........................   5.000   08/01/22       10,019,900
 16,770   Capistrano, CA Uni Pub Fin Auth Spl
          Tax Rev First Lien Ser A Rfdg (AMBAC
          Insd)................................   5.700   09/01/16       18,063,973
  3,000   Chino, CA Ctfs Partn Redev Agy (MBIA
          Insd)................................   6.200   09/01/18        3,302,820
    220   Concord, CA Redev Agy Tax Alloc Cent
          Concord Redev Proj Ser 3 (BIGI
          Insd)................................   8.000   07/01/18          224,734
  1,000   Conejo Vly, CA Uni Sch Dist Ser A
          (FSA Insd) (a).......................   4.300   08/01/11          989,480
    500   Conejo Vly, CA Uni Sch Dist Ser A
          (FSA Insd) (a).......................   4.400   08/01/12          493,965

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$   805   Corona Norco, CA Uni Sch Dist Lease
          Rev Partn Insd Land Acquis Ser A (FSA
          Insd)................................   6.000%  04/15/19   $      868,329
  1,250   Cucamonga, CA Cnty Wtr Dist Ctfs
          Partn Fac Refin (FGIC Insd)..........   6.300   09/01/12        1,343,737
    425   Earlimart, CA Elem Sch Dist Ser 1
          (AMBAC Insd).........................   6.700   08/01/21          526,392
  2,000   East Bay, CA Muni Util Dist Wtr Sys
          Rev (MBIA Insd)......................   4.750   06/01/28        1,904,400
  5,675   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev Cap Apprec Cent for the Arts Rfdg
          (AMBAC Insd).........................    *      09/01/17        1,915,312
  2,780   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev Mobile Home Pk Proj (AMBAC
          Insd)................................   5.000   03/01/21        2,756,120
  1,500   Folsom, CA Pub Fin Auth 1998 Wtr Proj
          (FGIC Insd)..........................   4.875   11/01/18        1,488,720
    245   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd) (a)...............   5.750   08/01/14          273,011
  2,725   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd) (a)...............    *      08/01/18        1,028,279
    240   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd) (a)...............   5.750   08/01/18          264,490
    265   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd) (a)...............   5.750   08/01/19          292,141
    370   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd) (a)...............   5.800   02/01/21          410,345
    320   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd) (a)...............   5.800   08/01/22          355,709
    475   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd) (a)...............   5.800   02/01/23          528,604
    370   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd) (a)...............   5.800   02/01/24          412,088
  6,500   Grossmont, CA Union High Sch Dist
          Ctfs Partn (MBIA Insd)...............    *      11/15/21        1,524,770
  3,500   Los Angeles Cnty, CA Cap Asset Lease
          Corp Leasehold Rev Rfdg (AMBAC
          Insd)................................   6.000   12/01/16        3,798,725
  6,500   Los Angeles Cnty, CA Metro Tran Auth
          Sales Tax Rev First Tier Prop A Ser A
          Rfdg (FSA Insd) (a)..................   5.000   07/01/19        6,508,385

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$13,480   Los Angeles Cnty, CA Metro Tran Prop
          A Second Tier Rfdg (MBIA Insd).......   6.000%  07/01/21   $   14,585,090
  3,000   Los Angeles, CA Cmnty Redev Agy Tax
          Alloc Bunker Hill Ser H Rfdg (FSA
          Insd)................................   6.500   12/01/14        3,365,370
  1,830   Los Angeles, CA Ser A (FGIC Insd)....   6.125   09/01/13        2,035,234
  5,420   Manteca, CA Redev Agy Tax Alloc Redev
          Proj No 1 Ser A Rfdg (MBIA Insd).....   6.700   10/01/21        5,970,130
  1,290   Martinez, CA Uni Sch Dist Gtd Ctfs
          Elig Rfdg (FSA Insd).................   6.000   08/01/09        1,360,253
  2,745   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev (AMBAC Insd)............    *      09/01/20          903,023
  2,880   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev (AMBAC Insd)............    *      09/01/21          893,750
  2,260   Midpeninsula Regl Open Space Dist CA
          Fin Auth Rev (AMBAC Insd)............    *      09/01/29          451,435
  2,000   MSR Pub Pwr Agy CA San Juan Proj Rev
          Ser F Rfdg (AMBAC Insd)..............   6.000   07/01/20        2,177,480
 13,610   Norco, CA Redev Agy Tax Alloc Norco
          Redev Proj Area No 1 Rfdg (MBIA
          Insd)................................   6.250   03/01/19       14,689,001
  1,500   North City West, CA Sch Fac Fin Auth
          Spl Tax Ser B Rfdg (FSA Insd)........   6.000   09/01/19        1,635,690
  2,860   Orange Cnty, CA Ctfs Partn Juvenile
          Justice Cent Fac Rfdg (AMBAC Insd)...   6.000   06/01/17        3,075,701
  2,000   Orange Cnty, CA Loc Tran Auth Sales
          Tax Rev Sr Ser A (MBIA Insd) (a).....   5.500   02/15/11        2,185,180
  1,130   Palmdale, CA Civic Auth Rev Merged
          Redev Proj Areas Ser A ( MBIA
          Insd)................................   6.000   09/01/15        1,241,294
  2,160   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd)..........................   6.250   08/01/11        2,385,115
  2,295   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd)..........................   6.250   08/01/12        2,525,005
  2,435   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd)..........................   6.250   08/01/13        2,679,036
  2,585   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd)..........................   6.250   08/01/14        2,844,069
  2,750   Paramount, CA Redev Agy Tax Alloc
          (MBIA Insd)..........................   6.250   08/01/15        3,025,605
  2,000   Perris, CA Pub Fin Auth Loc Agy Rev
          Parity Ser F (FSA Insd)..............   5.850   09/01/24        2,164,980

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,400   Reedley, CA Pub Fin Auth Lease Rev
          Wastewtr Treatment Plant Proj (AMBAC
          Insd)................................   6.050%  05/01/15   $    1,483,874
  4,035   Riverside, CA Redev Agy Tax Alloc
          Casa Blanca Redev Ser A (AMBAC Insd)
          (a)..................................   4.750   08/01/21        3,876,344
    600   Roseville, CA City Sch Dist Ctfs
          Partn Fin Proj (FSA Insd)............   4.875   09/01/23          584,106
  4,170   Rubidoux, CA Cmnty Svcs Dist Ctfs
          Partn Wtr Sys Impt Rfdg (AMBAC
          Insd)................................   5.100   12/01/24        4,250,898
  3,900   Sacramento, CA Muni Util Dist Elec
          Rev Ser A Rfdg (MBIA Insd)...........   5.750   08/15/13        4,122,573
 13,800   San Bernardino Cnty, CA Ctfs Partn
          Ser B (Embedded Swap) (MBIA Insd)....   7.700   07/01/16       14,837,484
  2,095   San Diego Cnty, CA Ctfs Partn
          Downtown Courthouse Rfdg (AMBAC
          Insd)................................   4.500   05/01/23        1,936,765
  6,160   San Diego, CA Pub Fac Fin Auth Swr
          Rev Ser A (FGIC Insd)................   5.000   05/15/29        6,088,729
  1,400   San Diego, CA Pub Fac Fin Auth Swr
          Rev Ser B (FGIC Insd)................   5.000   05/15/29        1,383,802
  1,000   San Jose, CA Fin Auth Rev Convention
          Cent Proj Ser C Rfdg (FSA Insd)......   6.300   09/01/09        1,081,730
  2,500   San Mateo Cnty, CA Jt Pwrs Fin Auth
          Lease Rev Cap Proj Ser A Rfdg (FSA
          Insd)................................   4.750   07/15/23        2,400,600
  2,000   Santa Monica, CA Cmnty College Dist
          Ctfs Partn Rfdg (AMBAC Insd).........   5.000   06/01/24        1,984,300
  1,000   Santa Rosa, CA Wastewtr Svc Fac Dist
          Rfdg & Impt (AMBAC Insd).............   6.200   07/02/09        1,090,490
  2,000   Santa Rosa, CA Wtr Rev Ser B Rfdg
          (FGIC Insd)..........................   6.200   09/01/09        2,174,720
  2,510   Solano Cnty, CA Ctfs Partn Solano
          Park Hosp Proj (FSA Insd)............   5.750   08/01/14        2,708,491
 12,600   Southern CA Pub Pwr Auth Transmission
          Proj Rev (FSA Insd)..................   6.000   07/01/12       13,551,174
  3,370   Stockton, CA Pub Fin Auth Rev Ser A
          Rfdg (FSA Insd)......................   5.875   09/02/16        3,679,534
  2,500   Temecula Vly, CA Uni Sch Dist Ctfs
          Partn Rfdg (FSA Insd)................   6.000   09/01/25        2,726,150

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   Temecula Vly, CA Uni Sch Dist Ser B
          Rfdg (FGIC Insd).....................   6.000%  09/01/12   $    1,081,210
  2,460   Torrance, CA Hosp Rev Torrance Mem
          Hosp Rfdg (MBIA Insd)................   6.750   01/01/12        2,503,050
  3,845   Vista, CA Uni Sch Dist Ctfs Partn Ser
          A Rfdg (FSA Insd)....................    *      11/01/17        1,335,484
  2,000   William S Hart CA Jt Sch Fin Auth Spl
          Tax Rev Cmnty Fac Rfdg (FSA Insd)....   6.500   09/01/14        2,281,480
                                                                     --------------
                                                                        273,814,663
                                                                     --------------
          COLORADO  2.3%
  3,115   Arvada, CO Sales & Use Tax Rev (FGIC
          Insd) (a)............................   4.750   12/01/18        3,027,500
 17,750   Denver, CO City & Cnty Arpt Rev Ser A
          (MBIA Insd)..........................   5.700   11/15/25       18,846,772
  5,500   Denver, CO City & Cnty Arpt Rev Ser D
          Rfdg (MBIA Insd).....................   5.500   11/15/25        5,705,535
     10   Jefferson Cnty, CO Single Family Mtg
          Rev Ser A Rfdg (MBIA Insd)...........   8.875   10/01/13           10,607
  2,050   Thornton, CO Rfdg (FGIC Insd)........    *      12/01/11        1,129,714
  1,100   Thornton, CO Rfdg (FGIC Insd)........    *      12/01/15          480,634
  2,000   Westminster, CO Wtr & Wastewtr Util
          Enterprise Rev (AMBAC Insd)..........   6.250   12/01/14        2,207,360
                                                                     --------------
                                                                         31,408,122
                                                                     --------------
          FLORIDA  5.5%
  1,350   Dade Cnty, FL Sch Brd Ctfs Partn Ser
          A (Prerefunded @ 05/01/06) (AMBAC
          Insd)................................   5.500    5/01/25        1,478,304
  1,010   Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd) (b)......................   8.000   10/01/03        1,181,902
    690   Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd)..........................   8.000   10/01/04          825,999
  1,180   Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd)..........................   8.000   10/01/05        1,440,638
  1,275   Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd)..........................   8.000   10/01/06        1,584,417
  1,375   Dade Cnty, FL Seaport Rev Ser E Rfdg
          (MBIA Insd)..........................   8.000   10/01/07        1,734,590
  2,095   Dade Cnty, FL Util Pub Impt Rfdg
          (FGIC Insd)..........................  12.000   10/01/04        2,906,980
    160   Duval Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Ser C (FGIC Insd).....   7.650   09/01/10          168,229
    695   Duval Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Ser C (FGIC Insd).....   7.700   09/01/24          730,146

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,410   Florida St Dept Corrections Ctfs
          Partn Okeechobee Correctional (AMBAC
          Insd)................................   6.250%  03/01/15   $    1,565,932
  2,000   Indian River Cnty, FL Hosp Rev Rfdg
          (FSA Insd)...........................   6.100   10/01/18        2,198,820
  1,000   Key West, FL Util Brd Elec Rev Ser D
          (AMBAC Insd).........................    *      10/01/13          502,690
  4,000   Lee Cnty, FL Hosp Brd Dir Hosp Rev
          (Inverse Fltg) (MBIA Insd)...........   9.874   04/01/20        4,580,000
 14,275   Miami Dade Cnty, FL Solid Waste Sys
          Rev (AMBAC Insd).....................   4.750   10/01/18       13,825,052
 17,020   Miami Dade Cnty, FL Spl Oblig Ser B
          (MBIA Insd)..........................   5.000   10/01/37       16,720,278
  2,000   North Springs Impt Dist FL Wtr & Swr
          Rev (MBIA Insd)......................   4.750   10/01/23        1,906,740
  6,000   Orange Cnty, FL Hlth Fac Auth Rev
          (Inverse Fltg) (MBIA Insd)...........   9.263   10/29/21        6,990,000
  2,000   Palm Beach Cnty, FL Sch Brd Ctfs
          Partn Ser A (Prerefunded @ 08/01/04)
          (AMBAC Insd).........................   6.375   08/01/15        2,256,040
  1,090   Sarasota Cnty, FL Util Sys Rev
          (Prerefunded @ 10/01/04) (FGIC
          Insd)................................   6.500   10/01/14        1,248,748
 10,000   Tallahassee, FL Hlth Fac Rev
          Tallahassee Mem Regl Med Ser A Rfdg
          (MBIA Insd)..........................   6.625   12/01/13       11,295,800
                                                                     --------------
                                                                         75,141,305
                                                                     --------------
          GEORGIA  3.4%
  1,750   Atlanta, GA Ctfs Partn Atlanta
          Pretrial Detention Cent (MBIA
          Insd)................................   6.250   12/01/17        1,930,600
  1,250   Atlanta, GA Ctfs Partn Atlanta
          Pretrial Detention Cent (Prerefunded
          @ 12/01/02) (MBIA Insd)..............   6.250   12/01/08        1,379,000
  5,000   Cobb Cnty, GA Hosp Auth Rev
          Anticipation Ctfs Ser A (AMBAC
          Insd)................................   4.750   04/01/26        4,706,600
 15,550   Georgia Muni Elec Auth Pwr Rev Ser Y
          (AMBAC Insd) (b).....................   6.400   01/01/13       18,177,794
 10,000   Georgia Muni Elec Auth Pwr Rev Ser Y
          (MBIA Insd) (b)......................   6.500   01/01/17       11,783,000

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          GEORGIA (CONTINUED)
$ 6,500   Georgia Muni Elec Auth Pwr Rev Genl
          Ser B (BIGI Insd)....................    *      01/01/07   $    4,638,985
  4,750   Georgia Muni Elec Auth Pwr Rev Genl
          Ser B (BIGI Insd)....................    *      01/01/08        3,217,983
                                                                     --------------
                                                                         45,833,962
                                                                     --------------
          HAWAII  1.7%
 12,785   Hawaii St Arpt Sys Rev Ser 1993 Rfdg
          (MBIA Insd)..........................   6.400%  07/01/08       14,177,798
  1,265   Honolulu, HI City & Cnty Ser B (FGIC
          Insd) (a)............................   5.000   07/01/21        1,242,407
  1,000   Honolulu, HI City & Cnty Ser B (FGIC
          Insd) (a)............................   5.000   07/01/22          981,720
  1,000   Honolulu, HI City & Cnty Ser B (FGIC
          Insd) (a)............................   5.000   04/01/24          981,110
  7,000   Honolulu, HI City & Cnty Wastewtr Sys
          Rev (FGIC Insd)......................   4.500   07/01/28        6,349,980
                                                                     --------------
                                                                         23,733,015
                                                                     --------------
          ILLINOIS  18.9%
  1,000   Berwyn, IL (MBIA Insd)...............   7.000   11/15/10        1,071,490
  5,000   Chicago, IL (FGIC Insd)..............   5.500   01/01/21        5,195,000
 10,000   Chicago, IL Brd of Ed Cap Apprec Sch
          Reform Ser A (FGIC Insd).............    *      12/01/29        1,985,500
 10,000   Chicago, IL Brd of Ed Cap Apprec Sch
          Reform Ser A (FGIC Insd).............    *      12/01/30        1,881,800
 10,000   Chicago, IL Brd of Ed Cap Apprec Sch
          Reform Ser A (FGIC Insd).............    *      12/01/31        1,783,400
  1,400   Chicago, IL Brd of Ed Chicago Sch
          Reform (AMBAC Insd)..................   5.750   12/01/20        1,500,842
 16,000   Chicago, IL Brd of Ed Chicago Sch
          Reform (AMBAC Insd)..................   5.750   12/01/27       17,083,840
 25,725   Chicago, IL Brd of Ed Chicago Sch
          Reform (Prerefunded @ 12/01/06) (MBIA
          Insd)................................   6.000   12/01/26       29,278,909
  5,000   Chicago, IL Brd of Ed Chicago Sch
          Reform Brd Ser A (FGIC Insd).........   5.250   12/01/21        5,137,150
 24,925   Chicago, IL Midway Arpt Rev Ser B
          (MBIA Insd)..........................   5.000   01/01/35       23,941,709
  2,750   Chicago, IL Park Dist Ser B (FGIC
          Insd)................................   4.750   01/01/26        2,577,740
  2,720   Chicago, IL Pub Bldg Comm Bldg Rev
          Chicago Transit Auth (AMBAC Insd)....   6.600   01/01/15        3,031,821

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 3,480   Chicago, IL Pub Bldg Comm Bldg Rev
          Ser A (MBIA Insd)....................    *      01/01/06   $    2,609,617
  3,105   Chicago, IL Pub Bldg Comm Bldg Rev
          Ser A (MBIA Insd)....................    *      01/01/07        2,222,745
  4,150   Chicago, IL Skyway Toll Brdg Rev
          (MBIA Insd)..........................   5.500%  01/01/23        4,300,147
  2,500   Chicago, IL Tax Increment Alloc Near
          South Redev Proj A (AMBAC Insd)......   4.250   11/15/09        2,448,600
  2,000   Chicago, IL Tax Increment Alloc Near
          South Redev Proj A (AMBAC Insd)......   5.000   11/15/10        2,062,280
  2,000   Chicago, IL Wastewtr Transmission Rev
          (FGIC Insd)..........................   5.125   01/01/25        1,966,140
  1,000   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC
          Insd) (b)............................   8.400   01/01/01        1,078,790
  5,550   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC Insd)...   8.750   01/01/03        6,461,144
  8,460   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC Insd)...   8.750   01/01/04       10,145,401
  2,460   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC Insd)...   8.750   01/01/05        3,027,670
  3,500   Cook Cnty, IL Cmnty College Dist No
          508 Chicago Ctfs Partn (FGIC Insd)...   8.750   01/01/07        4,495,575
  1,280   Cook Cnty, IL Cmnty High Sch Dist No
          233 Homewood & Flossmor (AMBAC
          Insd)................................    *      12/01/05          965,478
  8,280   Cook Cnty, IL Cnty Juvenile Detention
          Ser A (AMBAC Insd)...................    *      11/01/08        5,451,055
  1,505   Cook Cnty, IL Sch Dist No 100 Berwyn
          South (FSA Insd).....................   8.200   12/01/14        2,059,577
  1,775   Cook Cnty, IL Sch Dist No 100 Berwyn
          South (FSA Insd).....................   8.100   12/01/16        2,437,235
  1,005   Evanston, IL Residential Mtg Rev
          (AMBAC Insd).........................   6.375   01/01/09        1,061,139
 10,000   Illinois Dev Fin Auth Pollutn Ctl Rev
          Comwlth Edison Co Proj Ser D Rfdg
          (AMBAC Insd).........................   6.750   03/01/15       11,291,100
 35,000   Illinois Dev Fin Auth Pollutn Ctl Rev
          IL Pwr Co Proj Ser A First Mtg Rfdg
          (MBIA Insd)..........................   7.400   12/01/24       40,692,750
  5,000   Illinois Dev Fin Auth Pollutn Ctl Rev
          IL Pwr Co Proj Ser A Rfdg (MBIA
          Insd)................................   5.400   03/01/28        5,064,100

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 2,000   Illinois Dev Fin Auth Rev Sch Dist
          Pgm Rockford Sch 205 (FSA Insd)......   6.650%  02/01/11   $    2,363,740
  5,025   Illinois Dev Fin Auth Rev Sch Dist
          Pgm Rockford Sch 205 Rfdg (FSA
          Insd)................................   6.650   02/01/12        5,740,108
 12,300   Illinois Hlth Fac Auth Rev Alexian
          Brothers Hlth Sys (FSA Insd).........   5.000   01/01/25       11,808,861
    971   Illinois Hlth Fac Auth Rev Cmnty Prov
          Pooled Pgm Ser B (MBIA Insd).........   7.900   08/15/03          984,371
    220   Illinois Hlth Fac Auth Rev Cmnty Prov
          Pooled Pgm Ser B Rfdg (MBIA Insd)....   7.900   08/15/03          249,940
  5,000   Illinois Hlth Fac Auth Rev Hosp
          Sisters Svcs (Inverse Fltg) (MBIA
          Insd)................................   9.968   06/19/15        5,943,750
  5,000   Illinois Hlth Fac Auth Rev Methodist
          Hlth Proj (Inverse Fltg) (Prerefunded
          @ 05/08/01) (AMBAC Insd).............  10.277   05/18/21        5,806,250
  3,400   Illinois Hlth Fac Auth Rev Rush
          Presbyterian Saint Luke Hosp (Inverse
          Fltg) (Prerefunded @ 11/01/01) (MBIA
          Insd)................................  10.375   10/01/24        4,012,000
  3,000   Illinois Hlth Fac Auth Rev Sarah Bush
          Lincoln Hlth Rfdg (AMBAC Insd).......   6.000   01/01/27        3,217,920
  1,930   Melrose Park, IL Tax Increment Ser A
          (FSA Insd)...........................   4.750   12/15/18        1,852,298
  6,110   Rosemont, IL Tax Increment 3 (FGIC
          Insd)................................    *      12/01/06        4,383,070
  3,000   Rosemont, IL Tax Increment 3 (FGIC
          Insd)................................    *      12/01/07        2,043,420
  1,185   Saint Clair Cnty, IL Ctfs Partn (MBIA
          Insd)................................   8.000   12/01/04        1,419,464
  1,285   Saint Clair Cnty, IL Ctfs Partn (MBIA
          Insd)................................   8.000   12/01/05        1,568,355
  1,500   Will Cnty, IL Cmnty Unit Sch Dist No
          201 Ser C (FSA Insd).................    *      10/01/13          734,025
  1,000   Will Cnty, IL Cmnty Unit Sch Dist No
          201 Ser C (FSA Insd).................    *      10/01/14          461,610
                                                                     --------------
                                                                        256,898,926
                                                                     --------------
          INDIANA  1.8%
  4,000   Hamilton Cnty, IN Redev Auth Cnty Opt
          Income Tax Lease (MBIA Insd) (a).....   5.000   02/01/20        3,901,160
  2,000   Indiana Bond Bank Spl Pgm Ser A
          (AMBAC Insd).........................   9.750   08/01/09        2,628,760

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          INDIANA (CONTINUED)
$ 5,000   Indiana Hlth Fac Fin Auth Hosp Rev
          Cmnty Hosps Proj Rfdg & Impt (MBIA
          Insd)................................   6.400%  05/01/12   $    5,393,400
 12,000   Indiana Hlth Fac Fin Auth Hosp Rev
          Sisters of Saint Francis Hlth Ser A
          (MBIA Insd)..........................   5.000   11/01/29       11,483,640
  1,000   Marion Cnty, IN Convention & Rectnl
          Fac Auth Excise Tax Rev Lease Rental
          Ser A (AMBAC Insd)...................   7.000   06/01/21        1,080,910
                                                                     --------------
                                                                         24,487,870
                                                                     --------------
          KANSAS  2.3%
 28,750   Burlington, KS Pollutn Ctl Rev KS Gas
          & Elec Co Proj Rfdg (MBIA
          Insd) (b)............................   7.000   06/01/31       31,063,800
                                                                     --------------
          KENTUCKY  0.2%
 20,000   Kentucky Cntys Single Family Mtg
          Presbyterian Homes Ser A Rfdg (MBIA
          Insd)................................   8.625   09/01/15           20,250
  2,000   Kentucky Econ Dev Fin Auth Hosp Fac
          Rev Rfdg (Connie Lee Insd)...........   5.700   02/01/28        2,105,180
                                                                     --------------
                                                                          2,125,430
                                                                     --------------
          LOUISIANA  2.3%
  4,065   Calcasieu Parish, LA Mem Hosp Svcs
          Dist Hosp Rev Lake Charles Mem Hosp
          Proj Ser A (Connie Lee Insd).........   6.375   12/01/12        4,734,831
  5,530   Calcasieu Parish, LA Mem Hosp Svcs
          Dist Hosp Rev Lake Charles Mem Hosp
          Proj Ser A (Connie Lee Insd).........   6.500   12/01/18        6,533,418
    310   Louisiana Pub Fac Auth Rev Med Cent
          LA at New Orleans Proj (Connie Lee
          Insd)................................   6.250   10/15/10          330,479
  5,000   Louisiana Pub Fac Auth Rev Tulane
          Univ of LA (AMBAC Insd)..............   6.050   10/01/25        5,498,100
  3,000   Louisiana Stadium & Expo Dist Hotel
          Occupancy Tax & Stadium Rev Ser B
          (FGIC Insd)..........................   4.750   07/01/21        2,847,630
  5,000   Louisiana Stadium & Expo Dist Hotel
          Occupancy Tax & Stadium Rev Ser B
          (FGIC Insd)..........................   5.000   07/01/26        4,894,000
 10,000   New Orleans, LA Home Mtg Auth Single
          Family Mtg Rev 1985 Ser A (MBIA
          Insd)................................    *      09/15/16        1,635,900
  4,000   New Orleans, LA Rfdg (FGIC Insd).....   5.500   12/01/21        4,271,920
                                                                     --------------
                                                                         30,746,278
                                                                     --------------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          MAINE  0.4%
$ 2,750   Easton, ME Indl Dev McCain Food Inc
          Proj Ser 1985 (AMBAC Insd)...........   9.200%  08/01/99   $    2,803,378
     35   Maine Hlth & Higher Edl Fac Auth Rev
          Ser B (FSA Insd).....................   7.100   07/01/14           40,324
  1,715   Maine Hlth & Higher Edl Fac Auth Rev
          Ser B (Prerefunded @ 07/01/04) (FSA
          Insd)................................   7.100   07/01/14        1,997,306
                                                                     --------------
                                                                          4,841,008
                                                                     --------------
          MASSACHUSETTS  1.2%
  3,000   Boston, MA Wtr & Swr Commn Rev Genl
          Sr Ser D (FGIC Insd).................   4.750   11/01/22        2,839,050
  1,700   Massachusetts St Hlth & Edl Fac Auth
          Rev Mt Auburn Hosp Ser B1 (MBIA
          Insd)................................   6.250   08/15/14        1,881,441
  8,250   Massachusetts St Wtr Res Auth Houston
          Ind Inc Proj Ser A (FSA Insd)........   4.750   08/01/37        7,641,728
  3,250   Massachusetts St Wtr Res Auth Genl
          Ser A (Prerefunded @ 11/01/06) (FGIC
          Insd)................................   5.500   11/01/21        3,571,100
                                                                     --------------
                                                                         15,933,319
                                                                     --------------
          MICHIGAN  3.2%
  2,325   Bay City, MI (AMBAC Insd)............    *      06/01/15        1,036,508
  1,000   Bay City, MI (AMBAC Insd)............    *      06/01/16          420,550
  1,750   Big Rapids, MI Pub Schs Dist Rfdg
          (FSA Insd)...........................   4.750   05/01/25        1,660,908
  3,250   Central MI Univ Rev (FGIC Insd)......   5.625   10/01/22        3,591,055
  1,100   Central MI Univ Rev (FGIC Insd)......   5.500   10/01/26        1,206,172
  4,270   Detroit, MI City Sch Dist Ser B (FGIC
          Insd)................................   5.000   05/01/21        4,200,826
  2,000   Durand, MI Area Schs (FGIC Insd).....   5.375   05/01/23        2,041,940
  5,000   Ecorse, MI Pub Sch Dist (FGIC
          Insd)................................   5.500   05/01/27        5,226,100
  3,310   Fowlerville, MI Cmnty Schs Sch Dist
          Rfdg (FSA Insd)......................   4.750   05/01/26        3,175,945
  3,000   Hazel Park, MI Bldg Auth Ice Arena
          (AMBAC Insd).........................   4.700   04/01/24        2,833,530
  3,000   Lake Shore, MI Pub Schs Macomb Cnty
          (FSA Insd)...........................   5.500   05/01/20        3,113,760
 21,000   Livonia, MI Pub Sch Dist Ser II (FGIC
          Insd)................................    *      05/01/21        5,579,700
  5,000   Michigan St Hosp Fin Auth Rev Hosp
          Sparrow Oblig Group (MBIA Insd)......   6.000   11/15/36        5,410,150

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$ 2,000   Michigan St Hsg Dev Auth Rental Hsg
          Rev Ser B (AMBAC Insd)...............   4.850%  04/01/04   $    2,040,000
  5,000   Mount Clemens, MI Cmnty Sch Dist Cap
          Apprec (Prerefunded @ 05/01/07) (MBIA
          Insd)................................    *      05/01/17        1,784,200
                                                                     --------------
                                                                         43,321,344
                                                                     --------------
          MINNESOTA  0.5%
  1,000   Brainerd, MN Rev Evangelical Lutheran
          Ser B Rfdg (FSA Insd)................   6.650   03/01/17        1,087,590
  5,600   Minneapolis-St Paul, MN Hsg & Redev
          Auth Hlthcare Sys Rev Hlth One Ser A
          (MBIA Insd)..........................   7.400   08/15/11        6,011,544
                                                                     --------------
                                                                          7,099,134
                                                                     --------------
          MISSISSIPPI  0.1%
  1,000   Harrison Cnty, MS Wastewtr Mgmt Dist
          Rev Wastewtr Treatment Fac Ser A Rfdg
          (FGIC Insd)..........................   8.500   02/01/13        1,374,490
                                                                     --------------
          MISSOURI  0.4%
  1,490   Green Cnty, MO Single Family Mtg Rev
          (AMBAC Insd).........................    *      12/01/16          263,089
  4,585   Missouri St Hlth & Edl Fac Auth (MBIA
          Insd)................................   6.250   06/01/16        4,950,287
145,000   Saint Louis Cnty, MO Single Family
          Mtg Rev (AMBAC Insd).................   9.250   10/01/16          154,566
                                                                     --------------
                                                                          5,367,942
                                                                     --------------
          NEVADA  0.6%
  1,000   Carson City, NV Hosp Rev Ser B (AMBAC
          Insd)................................   5.400   03/01/17        1,024,760
  2,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser C Rfdg (AMBAC Insd).........   7.200   10/01/22        2,229,040
  1,675   Clark Cnty, NV Pub Fac Ser C (FGIC
          Insd)................................   5.000   06/01/24        1,640,813
  3,720   Washoe Cnty, NV Rfdg & Impt (MBIA
          Insd)................................    *      07/01/07        2,591,501
                                                                     --------------
                                                                          7,486,114
                                                                     --------------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          NEW HAMPSHIRE  2.0%
$ 5,000   New Hampshire Higher Edl & Hlth Fac
          Auth Rev (AMBAC Insd)................   6.000%  10/01/26   $    5,422,800
  2,500   New Hampshire St Tpk Sys Rev Rfdg
          (Inverse Fltg) (FGIC Insd)...........  10.083   11/01/17        3,334,375
 19,500   New Hampshire St Tpk Sys Rev Ser A
          (FGIC Insd)..........................   4.750   04/01/29       18,414,240
                                                                     --------------
                                                                         27,171,415
                                                                     --------------
          NEW JERSEY  0.7%
  5,500   Howell Twp, NJ Rfdg (FGIC Insd)......   6.800   01/01/14        5,991,700
  3,625   Morristown, NJ Rfdg (FSA Insd).......   6.400   08/01/14        4,101,506
                                                                     --------------
                                                                         10,093,206
                                                                     --------------
          NEW YORK  8.7%
  8,000   Metropolitan Tran Auth NY Commuter
          Fac Rev Ser A (MBIA Insd)............   5.625   07/01/27        8,485,520
 10,000   Metropolitan Tran Auth NY Tran Fac
          Ser C (FSA Insd).....................   4.750   07/01/16        9,774,700
  4,350   New York City Indl Dev Agy Civic Fac
          Rev USTA Natl Tennis Cent Proj (FSA
          Insd)................................   6.375   11/15/14        4,856,688
 35,960   New York City Muni Wtr Fin Auth Wtr &
          Swr Sys Rev Ser A (FGIC Insd)........   4.750   06/15/31       33,788,016
     50   New York City Ser C SubSer C1 (FSA
          Insd)................................   6.250   08/01/09           54,443
 18,000   New York City Ser G (FGIC Insd)......   5.750   02/01/14       19,305,360
  2,090   New York City Ser G (MBIA Insd)......   5.750   02/01/14        2,241,567
  3,000   New York St Dorm Auth Lease Rev Muni
          Hlth Fac Impt Pgm Ser A (FSA Insd)...   5.500   05/15/25        3,133,590
  2,775   New York St Dorm Auth Rev City Univ
          Ser C
          (FGIC Insd)..........................   7.000   07/01/14        2,944,774
    505   New York St Dorm Auth Rev Green
          Chimneys Sch Ser A (AMBAC Insd)
          (a)..................................   4.250   07/01/07          506,192
    530   New York St Dorm Auth Rev Green
          Chimneys Sch Ser A (AMBAC Insd)
          (a)..................................   4.300   07/01/08          529,528
  4,700   New York St Dorm Auth Rev Insd Pace
          Univ Rfdg (MBIA Insd)................   5.750   07/01/26        5,064,485
  3,180   New York St Dorm Auth Rev Upstate
          Cmnty Colleges Ser A (AMBAC Insd)
          (a)..................................   4.250   07/01/08        3,176,216

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 3,440   New York St Dorm Auth Rev Upstate
          Cmnty Colleges Ser A (AMBAC Insd)
          (a)..................................   4.375%  07/01/09   $    3,438,383
     15   New York St Med Care Fac Fin Agy Rev
          (FSA Insd)...........................   6.500   08/15/15           16,864
    170   New York St Med Care Fac Fin Agy Rev
          IBC Mental Hlth Svcs Ser A (MBIA
          Insd)................................   7.750   08/15/10          179,381
 17,000   New York St Med Care Fac Fin Agy Rev
          NY Hosp Mtg Ser A (Prerefunded @
          02/15/05)
          (AMBAC Insd).........................   6.750   08/15/14       19,698,410
  1,500   New York St Urban Dev Corp Rev
          Correctional Fac Rfdg (AMBAC Insd)...   5.250   01/01/18        1,520,295
                                                                     --------------
                                                                        118,714,412
                                                                     --------------
          NORTH CAROLINA  0.4%
  1,250   Franklin Cnty, NC Ctfs Partn Jail &
          Sch Projs (FGIC Insd)................   6.625   06/01/14        1,398,087
  4,305   North Carolina Eastern Muni Pwr Agy
          Pwr Sys Rev (MBIA Insd)..............   5.375   01/01/24        4,407,072
                                                                     --------------
                                                                          5,805,159
                                                                     --------------
          NORTH DAKOTA  0.8%
  4,595   Grand Forks, ND Sales Tax Rev Aurora
          Proj Ser A (MBIA Insd)...............   5.625   12/15/29        4,836,743
  5,000   Mercer Cnty, ND Pollutn Ctl Rev
          Antelope Vly Station Rfdg (AMBAC
          Insd)................................   7.200   06/30/13        6,188,900
                                                                     --------------
                                                                         11,025,643
                                                                     --------------
          OHIO  1.6%
  5,000   Clermont Cnty, OH Hosp Fac Rev Muni
          (Inverse Fltg) (Prerefunded @
          09/25/01) (AMBAC Insd)...............   9.996   10/05/21        5,875,000
  2,010   Cleveland, OH (Prerefunded @
          11/15/04) (MBIA Insd)................   6.500   11/15/09        2,304,344
  2,285   Cleveland, OH (Prerefunded @
          11/15/04) (MBIA Insd)................   6.500   11/15/10        2,619,616
  1,500   Ohio St Air Quality Dev Auth Rev
          Pollutn Ctl Cleveland Co Proj Rfdg
          (FGIC Insd)..........................   8.000   12/01/13        1,707,900

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          OHIO (CONTINUED)
$ 2,500   Ohio St Air Quality Dev Auth Rev
          Pollutn Ctl OH Edison Ser A Rfdg
          (FGIC Insd)..........................   7.450%  03/01/16   $    2,634,200
  6,500   Ohio St Higher Edl Fac Comm Higher
          Edl Fac Wittenberg Univ (AMBAC Insd)
          (a)..................................   5.000   06/01/29        6,385,275
                                                                     --------------
                                                                         21,526,335
                                                                     --------------
          OKLAHOMA  0.3%
  1,760   McAlester, OK Pub Wks Auth Rev Rfdg &
          Impt (FSA Insd)......................   5.250   12/01/20        1,798,315
  2,200   Oklahoma Hsg Fin Agy Single Family
          Rev Mtg Ser A (MBIA Insd)............   7.200   03/01/11        2,306,260
                                                                     --------------
                                                                          4,104,575
                                                                     --------------
          OREGON  0.1%
  1,000   Wasco Cnty, OR Vet Home (Prerefunded
          @ 06/01/05) (FSA Insd)...............   6.200   06/01/13        1,123,470
                                                                     --------------
          PENNSYLVANIA  4.8%
  4,875   Allegheny Cnty, PA Hosp Dev Auth Rev
          Pittsburgh Mercy Hlth Sys Inc (AMBAC
          Insd)................................   5.625   08/15/26        5,247,109
  2,985   Butler, PA Area Sch Dist Cap Apprec
          (Prerefunded @ 11/15/07) (FGIC
          Insd)................................    *      11/15/23          818,039
  5,650   Butler, PA Area Sch Dist Cap Apprec
          (Prerefunded @ 11/15/07) (FGIC
          Insd)................................    *      11/15/26        1,290,404
 31,250   Dauphin Cnty, PA Genl Auth Hlth Sys
          Rev Pinnacle Hlth Sys Proj Rfdg (MBIA
          Insd)................................   5.500   05/15/27       32,289,375
  2,000   Dauphin Cnty, PA Genl Auth Hosp Rev
          Hapsco Phoenixville Hosp Proj Ser B
          (FGIC Insd)..........................   6.125   07/01/10        2,228,480
  1,000   Lehigh Cnty, PA Indl Dev Auth Pollutn
          Ctl Rev PA Pwr & Lt Co Proj Ser A
          Rfdg (MBIA Insd).....................   6.400   11/01/21        1,095,460
  3,750   Montgomery Cnty, PA Indl Dev Auth Rev
          Pollutn Ctl Ser E Rfdg (MBIA Insd)...   6.700   12/01/21        4,058,287
  1,000   New Kensington Arnold, PA Sch Dist
          (FGIC Insd)..........................   5.500   05/15/26        1,036,020
  8,065   Northeastern PA Hosp & Edl Auth
          Wyoming Vly Hlthcare Ser A (AMBAC
          Insd)................................   5.250   01/01/26        8,035,563
  1,000   Pennsylvania St Higher Edl Fac Auth
          College & Univ Rev Bryn Mawr College
          (MBIA Insd)..........................   5.625   12/01/27        1,053,750

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 2,250   Philadelphia, PA Gas Wks Rev 14th Ser
          A Rfdg (FSA Insd)....................   6.375%  07/01/14   $    2,477,587
  1,500   Philadelphia, PA Sch Dist Ser A (MBIA
          Insd)................................   4.750   04/01/27        1,421,115
  1,000   Saint Mary's Hosp Auth Bucks Cnty, PA
          Rev Franciscan Hlth Saint Mary Ser A
          (Prerefunded @ 07/01/02) (MBIA
          Insd)................................   6.500   07/01/22        1,101,550
  1,000   Saint Mary's Hosp Auth Bucks Cnty, PA
          Rev Franciscan Hlth Sys Ser B
          (Prerefunded @ 07/01/02) (MBIA
          Insd)................................   6.500   07/01/12        1,101,550
  1,000   Sayre, PA Hlthcare Fac Auth Rev VHA
          Cap Asset Fin Pgm Ser H2 (AMBAC
          Insd)................................   7.625   12/01/15        1,056,680
  1,000   State Pub Sch Bldg Auth PA Sch Rev
          Burgettstown Sch Dist Ser D
          (Prerefunded @ 02/01/05) (MBIA
          Insd)................................   6.500   02/01/14        1,128,580
                                                                     --------------
                                                                         65,439,549
                                                                     --------------
          RHODE ISLAND  0.2%
  2,000   Rhode Island St Hlth & Edl Bldg Corp
          Rev Higher Edl Fac Roger Williams
          (Prerefunded @ 11/15/04) (Connie Lee
          Insd)................................   7.250   11/15/24        2,364,600
                                                                     --------------
          SOUTH CAROLINA  0.1%
     70   Charleston Cnty, SC Ctfs Partn Ser B
          (MBIA Insd)..........................   6.875   06/01/14           79,181
  1,430   Charleston Cnty, SC Ctfs Partn Ser B
          (Prerefunded @ 06/01/04) (MBIA
          Insd)................................   6.875   06/01/14        1,651,750
                                                                     --------------
                                                                          1,730,931
                                                                     --------------
          SOUTH DAKOTA  0.8%
  5,205   South Dakota St Lease Rev Trust Ctfs
          Ser A (FSA Insd).....................   6.625   09/01/12        6,225,180
  4,000   South Dakota St Lease Rev Trust Ctfs
          Ser A (FSA Insd).....................   6.700   09/01/17        4,825,640
                                                                     --------------
                                                                         11,050,820
                                                                     --------------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          TENNESSEE  0.5%
$ 2,000   Chattanooga-Hamilton Cnty, TN Hosp
          Auth Hosp Rev Erlanger Med Cent Ser B
          (Inverse Fltg) (Prerefunded @
          05/01/01) (FSA Insd).................  10.483%  05/25/21   $    2,317,500
  3,320   Johnson City, TN Sch Sales Tax
          (Prerefunded @ 05/01/06) (AMBAC
          Insd)................................   6.700   05/01/18        3,851,399
                                                                     --------------
                                                                          6,168,899
                                                                     --------------
          TEXAS  3.6%
  3,000   Amarillo, TX Hlth Fac Corp Hosp Rev
          High Plains Baptist Hosp (Inverse
          Fltg) (FSA Insd).....................   9.544   01/01/22        3,513,750
 12,500   Austin, TX Util Sys Rev Ser A Rfdg
          (MBIA Insd)..........................    *      11/15/10        7,276,625
  2,315   Corpus Christi, TX Hsg Fin Corp
          Single Family Mtg Rev Ser A Rfdg
          (MBIA Insd)..........................   7.700   07/01/11        2,518,211
  6,525   Dallas Cnty, TX Util & Reclamation
          Dist (MBIA Insd).....................    *      02/15/07        3,936,206
  6,780   Dallas Cnty, TX Util & Reclamation
          Dist (MBIA Insd).....................    *      02/15/08        3,796,054
  7,705   Dallas Cnty, TX Util & Reclamation
          Dist (MBIA Insd).....................    *      02/15/09        3,986,567
  3,210   El Paso, TX Hsg Fin Corp Mtg Rev
          Single Family (FGIC Insd)............    *      11/01/16          500,375
  1,250   Harris Cnty, TX Hlth Fac Dev Corp
          Thermal Util Rev Teco Proj Ser A
          (AMBAC Insd).........................   7.250   02/15/15        1,314,237
  4,615   Harris Cnty, TX Toll Rd Tax & Sub
          Lien Ser A Rfdg (FGIC Insd)..........    *      08/15/07        3,197,826
  8,485   Harris Cnty-Houston, TX Sports Auth
          Spl Rev Ser A (MBIA Insd)............   5.000   11/15/28        8,285,857
    245   Henderson, TX (AMBAC Insd)...........   9.125   05/15/04          303,398
  2,505   Montgomery Cnty, TX Cap Apprec Rfdg
          (MBIA Insd)..........................    *      03/01/15        1,108,613
  1,000   Montgomery Cnty, TX Cap Apprec Rfdg
          (MBIA Insd)..........................    *      03/01/16          416,130
  1,305   Montgomery Cnty, TX Cap Apprec Rfdg
          (MBIA Insd)..........................    *      03/01/17          511,704
  5,000   North Cent, TX Hlth Fac Dev TX Hlth
          Res Sys Ser B (MBIA Insd)............   5.375   02/15/26        5,082,050

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 1,000   San Antonio, TX Indpt Sch Dist Pub
          Fac Corp Lease Rev (AMBAC Insd)......   5.850%  10/15/10   $    1,094,390
  1,750   Tarrant Cnty, TX Hlth Fac Dev Corp
          Hlth Sys Rev Ser B (FGIC Insd).......   5.000   09/01/15        1,772,470
                                                                     --------------
                                                                         48,614,463
                                                                     --------------
          UTAH  2.6%
 21,000   Intermountain Pwr Agy UT Pwr Supply
          Rev Ser B Rfdg (MBIA Insd)...........   5.750   07/01/19       22,466,850
    750   Provo, UT Elec Rev 1984 Ser A Rfdg
          (AMBAC Insd).........................  10.375   09/15/15        1,102,890
  7,385   Utah St Muni Fin Co-op Local Govt Rev
          Pool Cap Salt Lake (FSA Insd)........    *      03/01/09        4,695,088
  3,115   West Jordan, UT Multi-Family Rev
          Broadmoor Vlg Apts Proj Ser A Rfdg
          (FSA Insd)...........................   6.800   01/01/15        3,342,052
  4,540   West Valley City, UT Muni Bldg Lease
          Ser A Rfdg (AMBAC Insd)..............   4.750   04/15/19        4,372,247
                                                                     --------------
                                                                         35,979,127
                                                                     --------------
          VIRGINIA  0.4%
  4,000   Loudoun Cnty, VA Ctfs Partn (FSA
          Insd)................................   6.800   03/01/14        4,489,440
750,000   University of VA Hosp Rev Ser C Rfdg
          (Prerefunded @ 06/01/00) (AMBAC
          Insd)................................   9.375   06/01/07          809,370
                                                                     --------------
                                                                          5,298,810
                                                                     --------------
          WASHINGTON  1.8%
  4,000   Central Puget Sound, WA Regl Tran
          Auth Sales Tax & Motor Vehicle Excise
          Tax Rev (FGIC Insd)..................   4.750   02/01/28        3,738,000
  2,995   Grant Cnty, WA Pub Util Dist No 2
          Priest Rapids Hydro Elec Rev Second
          Ser C Rfdg (AMBAC Insd)..............   6.000   01/01/13        3,265,089
  2,335   Grant Cnty, WA Pub Util Dist No 2
          Priest Rapids Hydro Elec Rev Second
          Ser C Rfdg (AMBAC Insd)..............   6.000   01/01/17        2,529,739
  1,315   Grant Cnty, WA Pub Util Dist No 2
          Wanapum Hydro Elec Rev Second Ser C
          Rfdg (AMBAC Insd)....................   6.000   01/01/13        1,433,587
  1,025   Grant Cnty, WA Pub Util Dist No 2
          Wanapum Hydro Elec Rev Second Ser C
          Rfdg (AMBAC Insd)....................   6.000   01/01/17        1,110,485
    350   Pierce Cnty, WA Swr Rev Ser A (MBIA
          Insd)................................   9.000   02/01/05          439,698

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon   Maturity    Market Value
-----------------------------------------------------------------------------------
          WASHINGTON (CONTINUED)
$ 1,000   Snohomish Cnty, WA Solid Waste Rev
          (Prerefunded @ 12/01/01) (MBIA
          Insd)................................   7.000%  12/01/10   $    1,104,860
  5,000   Spokane, WA Regl Solid Waste Mgmt Sys
          Rev (AMBAC Insd).....................   6.250   12/01/11        5,448,350
    160   University of WA Univ Rev (MBIA
          Insd)................................   7.000   12/01/21          174,976
  3,090   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 1 Rev Ser A Rfdg
          (AMBAC Insd).........................   5.700   07/01/09        3,358,737
  3,015   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 2 Rev Ser C Rfdg
          (MBIA Insd)..........................    *      07/01/04        2,428,914
                                                                     --------------
                                                                         25,032,435
                                                                     --------------
          WISCONSIN  1.3%
  2,750   Waupun, WI Sch Dist Rfdg (FGIC
          Insd)................................   4.750   04/01/18        2,641,842
 12,490   Wisconsin St Hlth & Edl Fac Auth Rev
          Aurora Med Group Inc Proj (FSA Insd)
          (b)..................................   5.750   11/15/25       13,154,718
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev
          Med College of WI Inc Proj (MBIA
          Insd)................................   5.500   03/01/17        1,033,540
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev
          Med College of WI Inc Proj (MBIA
          Insd)................................   5.750   03/01/27        1,064,070
                                                                     --------------
                                                                         17,894,170
                                                                     --------------
          WYOMING  0.2%
  2,000   Laramie Cnty, WY Hosp Rev Mem Hosp
          Proj (AMBAC Insd)....................   6.700   05/01/12        2,196,640
                                                                     --------------
          PUERTO RICO  0.2%
  3,000   Puerto Rico Indl Tourist Edl Med &
          Environmental Ctl Fac Hosp Aux (MBIA
          Insd)................................   6.250   07/01/16        3,341,130
                                                                     --------------
TOTAL LONG-TERM INVESTMENTS  99.9%
  (Cost $1,252,794,901)...........................................    1,358,557,026

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Description                                                               Market Value
---------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  2.3%
  (Cost $31,250,000)..................................................   $   31,250,000
                                                                         --------------
TOTAL INVESTMENTS  102.2%
  (Cost $1,284,044,901)...............................................    1,389,807,026
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.2%).........................      (30,364,942)
                                                                         --------------
NET ASSETS  100.0%....................................................   $1,359,442,084
                                                                         ==============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,284,044,901).....................  $1,389,807,026
Cash........................................................         312,678
Receivables:
  Interest..................................................      18,163,158
  Investments Sold..........................................       7,185,785
  Fund Shares Sold..........................................         233,056
Other.......................................................          12,665
                                                              --------------
      Total Assets..........................................   1,415,714,368
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      48,869,667
  Fund Shares Repurchased...................................       3,812,408
  Income Distributions......................................       1,680,216
  Distributor and Affiliates................................         674,188
  Investment Advisory Fee...................................         581,794
  Variation Margin on Futures...............................         113,062
Accrued Expenses............................................         361,186
Trustees' Deferred Compensation and Retirement Plans........         179,763
                                                              --------------
      Total Liabilities.....................................      56,272,284
                                                              --------------
NET ASSETS..................................................  $1,359,442,084
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,242,576,685
Net Unrealized Appreciation.................................     105,178,963
Accumulated Net Realized Gain...............................      12,148,351
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (461,915)
                                                              --------------
NET ASSETS..................................................  $1,359,442,084
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,284,981,329 and 66,362,853 shares of
    beneficial interest issued and outstanding).............          $19.36
    Maximum sales charge (4.75%* of offering price).........             .97
                                                              --------------
    Maximum offering price to public........................          $20.33
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $66,942,571 and 3,457,171 shares of
    beneficial interest issued and outstanding).............          $19.36
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,518,184 and 388,343 shares of
    beneficial interest issued and outstanding).............          $19.36
                                                              ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest...................................................    $     38,597,087
                                                               ----------------
EXPENSES:
Investment Advisory Fee....................................           3,451,865
Distribution (12b-1) and Service Fees (Attributed to
  Classes A, B, and C of $1,511,522, $350,741 and $36,675,
  respectively)............................................           1,898,938
Shareholder Services.......................................             612,698
Legal......................................................              28,400
Insurance..................................................              25,463
Custody....................................................              22,300
Trustees' Fees and Expenses................................              20,137
Other......................................................             399,755
                                                               ----------------
    Total Operating Expenses...............................           6,459,556
                                                               ----------------
    Interest Expense.......................................             110,884
                                                               ----------------
NET INVESTMENT INCOME......................................    $     32,026,647
                                                               ================
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments..............................................    $     13,745,628
  Futures..................................................             (19,303)
                                                               ----------------
Net Realized Gain..........................................          13,726,325
                                                               ----------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period..................................         143,148,176
                                                               ----------------
  End of the Period:
    Investments............................................         105,762,125
    Futures................................................            (583,162)
                                                               ----------------
                                                                    105,178,963
                                                               ----------------
Net Unrealized Depreciation During the Period..............         (37,969,213)
                                                               ----------------
NET REALIZED AND UNREALIZED LOSS...........................    $    (24,242,888)
                                                               ================
NET INCREASE IN NET ASSETS FROM OPERATIONS.................    $      7,783,759
                                                               ================

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended March 31, 1999,
                    the Nine Months Ended September 30, 1998
                and the Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                        Six Months
                                          Ended        Nine Months Ended       Year Ended
                                      March 31, 1999   September 30, 1998   December 31, 1997
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................ $  32,026,647      $  49,110,538        $  68,037,607
Net Realized Gain....................    13,726,325         15,077,312            8,525,006
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................   (37,969,213)        12,112,058           31,101,903
                                      -------------      -------------        -------------
Change in Net Assets from
  Operations.........................     7,783,759         76,299,908          107,664,516
                                      -------------      -------------        -------------
Distributions from Net Investment
  Income.............................   (31,966,572)       (49,274,568)         (67,785,067)
Distributions in Excess of Net
  Investment Income..................           -0-           (521,990)                 -0-
                                      -------------      -------------        -------------
Distributions from and in Excess of
  Net Investment Income*.............   (31,966,572)       (49,796,558)         (67,785,067)
Distributions from Net Realized
  Gain*..............................   (16,810,583)        (2,401,285)         (11,111,608)
                                      -------------      -------------        -------------
  Total Distributions................   (48,777,155)       (52,197,843)         (78,896,675)
                                      -------------      -------------        -------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES..............   (40,993,396)        24,102,065           28,767,841
                                      -------------      -------------        -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............   400,601,882        505,859,955          631,717,458
Net Asset Value of Shares Issued
  Through Dividend Reinvestment......    35,196,573         35,644,233           54,493,315
Cost of Shares Repurchased...........  (467,946,560)      (492,241,941)        (716,001,683)
                                      -------------      -------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.......................   (32,148,105)        49,262,247          (29,790,910)
                                      -------------      -------------        -------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS.............................   (73,141,501)        73,364,312           (1,023,069)
NET ASSETS:
Beginning of the Period.............. 1,432,583,585      1,359,219,273        1,360,242,342
                                      -------------      -------------        -------------
End of the Period (Including
  accumulated undistributed net
  investment income of $(461,915),
  $(521,990) and $164,030,
  respectively)...................... $1,359,442,084     $1,432,583,585       $1,359,219,273
                                      =============      =============        =============

      * DISTRIBUTIONS BY CLASS
Distributions from and in Excess of
Net Investment Income:
  Class A Shares.......................  $(30,444,993)      $(47,397,474)       $(64,607,170)
  Class B Shares.......................    (1,377,661)        (2,215,435)         (2,965,479)
  Class C Shares.......................      (143,918)          (183,649)           (212,418)
                                        -------------      -------------       -------------
                                         $(31,966,572)      $(49,796,558)       $(67,785,067)
                                        =============      =============       =============

Distributions from Net Realized Gain:
  Class A Shares....................... $(15,893,770)       $(2,262,642)       $(10,489,973)
  Class B Shares.......................     (826,371)          (128,797)           (580,452)
  Class C Shares.......................      (90,442)            (9,846)            (41,183)
                                       -------------      -------------        -------------
                                        $(16,810,583)       $(2,401,285)       $(11,111,608)
                                       =============      =============        =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                              Nine Months
                              Six Months         Ended                Year Ended December 31,
                                Ended        September 30,   -----------------------------------------
      Class A Shares        March 31, 1999       1998          1997       1996       1995       1994
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period............     $19.956         $19.631      $ 19.238   $ 19.549   $ 17.572   $ 19.857
                                -------         -------      --------   --------   --------   --------
Net Investment Income......        .461            .710          .974       .980      1.021      1.051
Net Realized and Unrealized
  Gain/Loss................       (.360)           .371          .551      (.304)     1.982     (2.280)
                                -------         -------      --------   --------   --------   --------
Total from Investment
  Operations...............        .101           1.081         1.525       .676      3.003     (1.229)
                                -------         -------      --------   --------   --------   --------
Less:
  Distributions from and in
    Excess of Net
    Investment Income......        .460            .720          .971       .987      1.026      1.056
  Distributions from Net
    Realized Gain..........        .234            .036          .161        -0-        -0-        -0-
                                -------         -------      --------   --------   --------   --------
Total Distributions........        .694            .756         1.132       .987      1.026      1.056
                                -------         -------      --------   --------   --------   --------
Net Asset Value, End of the
  Period...................     $19.363         $19.956      $ 19.631   $ 19.238   $ 19.549   $ 17.572
                                =======         =======      ========   ========   ========   ========
Total Return (a)...........       0.53%*          5.61%*        8.19%      3.65%     17.49%     (6.31%)
Net Assets at End of the
  Period (In millions).....     $1,285.0        $1,353.9     $1,283.5   $1,283.7   $1,365.4   $1,110.2
Ratio of Expenses to
  Average Net Assets (b)...        .91%            .90%          .92%       .95%       .88%       .88%
Ratio of Net Investment
  Income to Average
  Net Assets (b)...........       4.71%           4.85%         5.07%      5.11%      5.44%      5.70%
Portfolio Turnover.........         48%*            62%*          82%        92%        70%        48%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

* Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                               Nine Months
                               Six Months         Ended              Year Ended December 31,
                                 Ended        September 30,   -------------------------------------
       Class B Shares        March 31, 1999       1998         1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............     $19.957         $19.634      $19.240   $19.549   $17.563   $19.824
                                 -------         -------      -------   -------   -------   -------
Net Investment Income.......        .386            .598         .826      .832      .890      .899
Net Realized and Unrealized
  Gain/Loss.................       (.361)           .370         .551     (.304)    1.978    (2.276)
                                 -------         -------      -------   -------   -------   -------
Total from Investment
  Operations................        .025            .968        1.377      .528     2.868    (1.377)
                                 -------         -------      -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................        .385            .609         .822      .837      .882      .884
  Distributions from Net
    Realized Gain...........        .234            .036         .161       -0-       -0-       -0-
                                 -------         -------      -------   -------   -------   -------
Total Distributions.........        .619            .645         .983      .837      .882      .884
                                 -------         -------      -------   -------   -------   -------
Net Asset Value, End of the
  Period....................     $19.363         $19.957      $19.634   $19.240   $19.549   $17.563
                                 =======         =======      =======   =======   =======   =======
Total Return (a)............       0.10%*          5.07%*       7.36%     2.83%    16.67%    (7.03%)
Net Assets at End of the
  Period (In millions)......          $66.9        $71.9        $70.1     $71.6     $75.3     $30.0
Ratio of Expenses to Average
  Net Assets (b)............       1.68%           1.66%        1.69%     1.74%     1.67%     1.71%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................       3.93%           4.08%        4.29%     4.38%     4.69%     4.88%
Portfolio Turnover..........         48%*            62%*         82%       92%       70%       48%

(a) Total Return is based upon net asset value which does not include payment of the maximum sale charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

* Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                Six Months    Nine Months
                                  Ended          Ended              Year Ended December 31,
                                March 31,    September 30,   -------------------------------------
        Class C Shares             1999          1998         1997      1996      1995      1994
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................   $19.952        $19.630      $19.239   $19.548   $17.568   $19.823
                                 -------        -------      -------   -------   -------   -------
Net Investment Income.........      .384           .594         .822      .830      .883      .908
Net Realized and Unrealized
  Gain/Loss...................     (.357).         .373         .552     (.302)    1.979    (2.279)
                                 -------        -------      -------   -------   -------   -------
Total from Investment
  Operations..................      .027           .967        1.374      .528     2.862    (1.371)
                                 -------        -------      -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income....................      .385           .609         .822      .837      .882      .884
  Distributions from Net
    Realized Gain.............      .234           .036         .161       -0-       -0-       -0-
                                 -------        -------      -------   -------   -------   -------
Total Distributions...........      .619           .645         .983      .837      .882      .884
                                 -------        -------      -------   -------   -------   -------
Net Asset Value, End of the
  Period......................   $19.360        $19.952      $19.630   $19.239   $19.548   $17.568
                                 =======        =======      =======   =======   =======   =======
Total Return (a)..............     0.15%*         5.02%*       7.36%     2.83%    16.60%    (6.98%)
Net Assets at End of the
  Period (In millions)........        $7.5         $6.8         $5.6      $4.9      $5.1      $3.5
Ratio of Expenses to Average
  Net Assets (b)..............     1.68%          1.66%        1.69%     1.74%     1.67%     1.70%
Ratio of Net Investment Income
  to Average Net Assets (b)...     3.92%          4.06%        4.29%     4.37%     4.68%     4.89%
Portfolio Turnover............       48%*           62%*         82%       92%       70%       48%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through an investment in a diversified portfolio of insured municipal securities. The Fund commenced the distribution of its Class B and Class C shares on May 1, 1993 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral for tax purposes of losses resulting from wash sales.

    At March 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $1,284,049,228; the aggregate gross unrealized appreciation is $108,736,203 and the aggregate gross unrealized depreciation is $2,978,405, resulting in net unrealized appreciation on long- and short-term investments of $105,757,798.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. INSURANCE EXPENSES--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                      % PER ANNUM
-------------------------------------------------------------------
First $500 million....................................   .525 of 1%
Next  $500 million....................................   .500 of 1%
Next  $500 million....................................   .475 of 1%
Over  $1.5 billion....................................   .450 of 1%

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $22,400 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $155,600 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 1999, the Fund recognized expenses of approximately $446,400. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At March 31, 1999, capital aggregated $1,169,596,312, $65,285,884 and
$7,694,489 for Classes A, B and C, respectively. For the six months ended March 31, 1999, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  19,559,820    $ 383,702,323
  Class B....................................     397,677        7,815,739
  Class C....................................     463,272        9,083,820
                                              -----------    -------------
Total Sales..................................  20,420,769    $ 400,601,882
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   1,726,672    $  33,759,651
  Class B....................................      64,910        1,268,968
  Class C....................................       8,594          167,954
                                              -----------    -------------
Total Dividend Reinvestment..................   1,800,176    $  35,196,573
                                              ===========    =============
Repurchases:
  Class A.................................... (22,766,683)   $(447,706,788)
  Class B....................................    (606,508)     (11,890,544)
  Class C....................................    (426,085)      (8,349,228)
                                              -----------    -------------
Total Repurchases............................ (23,799,276)   $(467,946,560)
                                              ===========    =============

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $1,199,841,126, $68,091,721 and
$6,791,943 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  24,717,457    $ 483,526,778
  Class B....................................     517,918       10,164,399
  Class C....................................     621,935       12,168,778
                                              -----------    -------------
Total Sales..................................  25,857,310    $ 505,859,955
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   1,747,169    $  34,263,263
  Class B....................................      63,858        1,252,254
  Class C....................................       6,563          128,716
                                              -----------    -------------
Total Dividend Reinvestment..................   1,817,590    $  35,644,233
                                              ===========    =============
Repurchases:
  Class A.................................... (24,001,702)   $(470,222,851)
  Class B....................................    (552,971)     (10,848,637)
  Class C....................................    (570,061)     (11,170,453)
                                              -----------    -------------
Total Repurchases............................ (25,124,734)   $(492,241,941)
                                              ===========    =============

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $1,152,273,936, $67,523,705 and
$5,664,902 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................  32,247,420    $ 617,534,974
  Class B....................................     410,394        7,887,393
  Class C....................................     324,754        6,295,091
                                              -----------    -------------
Total Sales..................................  32,982,568    $ 631,717,458
                                              ===========    =============
Dividend Reinvestment:
  Class A....................................   2,721,901    $  52,405,367
  Class B....................................      99,148        1,908,983
  Class C....................................       9,300          178,965
                                              -----------    -------------
Total Dividend Reinvestment..................   2,830,349    $  54,493,315
                                              ===========    =============
Repurchases:
  Class A.................................... (36,316,268)   $(697,389,583)
  Class B....................................    (660,311)     (12,665,655)
  Class C....................................    (306,866)      (5,946,445)
                                              -----------    -------------
Total Repurchases............................ (37,283,445)   $(716,001,683)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT
                                                           DEFERRED
                                                         SALES CHARGE
                 YEAR OF REDEMPTION                  CLASS B       CLASS C
--------------------------------------------------------------------------
First...............................................  4.00%         1.00%
Second..............................................  3.75%          None
Third...............................................  3.50%          None
Fourth..............................................  2.50%          None
Fifth...............................................  1.50%          None
Sixth...............................................  1.00%          None
Seventh and Thereafter..............................   None          None

    For the six months ended March 31, 1999, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $51,400 and CDSC on redeemed shares of approximately $35,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the six months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $657,463,945 and $678,377,032, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 1999, were as follows:

                                                                CONTRACTS
-------------------------------------------------------------------------
Outstanding at September 30, 1998...........................         -0-
Futures Opened..............................................       5,353
Futures Closed..............................................      (4,951)
                                                                 -------
Outstanding at March 31, 1999...............................         402
                                                                 =======

    The futures contracts outstanding as of March 31, 1999, and the description and unrealized appreciation/depreciation are as follows:

                                                                    UNREALIZED
                                                                  APPRECIATION/
                   DESCRIPTION                       CONTRACTS    (DEPRECIATION)
--------------------------------------------------------------------------------
Short Contracts -- Municipal Bond Index Futures
  June 1999
  (Current notional value $123,594 per
    contract)....................................       402         $ (583,162)
                                                        ===         ==========

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.
    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 1999, are payments retained by Van Kampen of approximately $413,700.

7. BORROWINGS
In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires September 27, 1999. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of .45% above the federal funds rate. An annual facility fee of .06% is charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the six months ended March 31, 1999 was approximate $4,007,800 with an average interest rate of 5.55%. At March 31, 1999, the Fund did not have any outstanding borrowings under the agreement.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                    VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*
Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc. 1999 All rights reserved.

(SM)denotes a service mark of
   Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Glossary of Terms................................   4
Portfolio Management Review......................   6
Portfolio Highlights.............................   9
Portfolio of Investments.........................  10
Statement of Assets and Liabilities..............  35
Statement of Operations..........................  36
Statement of Changes in Net Assets...............  37
Financial Highlights.............................  38
Notes to Financial Statements....................  41

TFHI SAR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
     Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                             Continued on page 2

MARKET REVIEW

    Most areas of the bond market were quite active during the reporting period, with U.S. Treasury bonds experiencing the greatest price appreciation. Intense demand, decreasing supply, and a flight to quality that included investors around the globe pushed the 30-year Treasury bond to its lowest yield ever in October 1998.
    At the same time, investors shied away from lower-rated securities, causing the prices of high-yield bonds to plummet. The high-yield market rebounded late in 1998 as investors saw that the economy was performing well and that the global financial crisis was on its way to recovery. The prices of most investment-grade bonds experienced similar though much less dramatic movement during this period. However, municipal bonds--particularly high-quality municipals--saw very little price movement during this time.

OUTLOOK

    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
    We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

                      VAN KAMPEN TAX FREE HIGH INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...     .53%       .22%        .22%
Six-month total return(2)................   (4.24%)    (3.69%)      (.76%)
One-year total return(2).................     .04%       .35%       3.34%
Five-year average annual total
return(2)................................    5.86%      5.82%       6.07%
Ten-year average annual total
return(2)................................    5.92%        N/A         N/A
Life-of-Fund average annual total
return(2)................................    7.43%      5.80%       5.42%
Commencement date........................  06/28/85   05/01/93   08/13/93

 DISTRIBUTION RATES

Distribution rate(3).....................    5.19%      4.68%       4.68%
Taxable equivalent distribution
rate(4)..................................    8.11%      7.31%       7.31%
SEC Yield(5).............................    4.97%      4.42%       4.42%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 1999.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

An investment in medium- and lower-grade securities involves the risk of potentially greater sensitivity to an economic downturn which would affect the issuer's ability to make timely payment of principal and interest.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of Fund shares.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW
                      VAN KAMPEN TAX FREE HIGH INCOME FUND

We recently spoke with the management team of the Van Kampen Tax Free High Income Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investment. The following interview discusses the Fund's performance during the six months ended March 31, 1999.

  Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

  A Although most of the financial markets experienced significant volatility during the period, the municipal market remained relatively stable. For the majority of the six months, municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates and the 30-year U.S. Treasury bond reached its lowest yield on record. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. In 1998 we experienced the second-heaviest level of municipal issuance ever. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers financing special growth and expansion projects, as opposed to using municipal bonds to finance their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Fund because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

  Q   WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

  A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about
80 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors realized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

  Q   WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

  A As the issuance of higher-yielding non-rated bonds increased, we made selective purchases in that sector of the market and sold some of our higher-quality, lower-yielding bonds. We chose lower-rated bonds whose credit quality appeared strong because they offered better yields than higher-rated issues and strong potential for price appreciation. This lower-rated portion of the portfolio is balanced with approximately 31 percent in AAA bonds to help moderate the fund's credit risk. In addition, most of our purchases were bonds with 15 to 20 year maturities because we felt they offered the most value compared to other maturity ranges. We would have received little incremental yield for assuming the additional interest rate risk associated with purchasing longer-maturity bonds. For additional portfolio highlights, please refer to page 9.

  Q   WHERE DID YOU FIND VALUE IN THE MUNICIPAL MARKET?

  A We found value in sectors that are undergoing rapid transitions--areas like health care and electric utilities. This changing environment allowed us to take advantage of our research capabilities to seek out those issuers we felt have the potential to perform well as their industries are transformed. We also added to our position in industrial revenue bonds, which represent the fund's largest sector at more than 17 percent of the long-term investments. This sector provided a wide range of higher-yielding municipal bonds from which to choose.
    In addition, we looked for areas of the municipal marketplace where a large number of issues had temporarily reduced bond prices. For example, smaller states often don't have enough demand to immediately absorb a large volume of new bonds. We took advantage of those situations to purchase bonds at below-market prices, and then sold them once the issues had been absorbed and prices had risen.

  Q   HOW DID THE FUND PERFORM DURING THE PERIOD?

  A During the past six months, the fund generated a total return of 0.53 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 1.49 percent over the same period. This index is a broad-based statistical composite of municipal bonds and does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments it represents. Past performance does not guarantee future results.
    The fund's monthly dividend was reduced from $0.069 per Class A share to $0.067 in January as a result of the low interest rate environment. As higher-yielding bonds matured or were called away from the portfolio, they were replaced with bonds paying today's lower rates. Despite this dividend adjustment, the Fund still provides a very competitive tax-exempt distribution rate of 5.19 percent(3), which translates into a taxable-equivalent yield of 8.11 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

  Q   WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

  A Strong economic performance continues to bolster the credit conditions of municipal issuers--a trend we expect to persist. As we mentioned earlier, economic strength has made issuers more likely to issue debt for special projects rather than for general operating financing. We believe that as long as municipalities remain economically healthy, this situation is likely to continue.

    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend, as municipal bond insurers have become more cautious as of late. If, as anticipated, this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.
    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG]
David C. Johnson

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                      VAN KAMPEN TAX FREE HIGH INCOME FUND
 TOP TEN STATES AS OF MARCH 31, 1999

                                PERCENTAGE OF FUND'S
                                LONG-TERM INVESTMENTS
Texas .........................          9.4%
Florida .......................          9.1%
Illinois ......................          8.7%
Pennsylvania ..................          7.3%
California ....................          5.9%
New York ......................          5.6%
Colorado ......................          4.9%
Georgia .......................          4.9%
Ohio ..........................          3.6%
Massachusetts .................          3.5%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                  [PIE CHART]

As of March 31, 1999
AAA             AA            A             BBB            BB             B      NON-RATED
---             --            -             ---            --             -      ---------
31.1           2.30         6.50           12.00          2.70          0.40     45.00


                                  [PIE CHART]

As of September 30, 1998
AAA              AA           A              BBB            BB          NON-RATED
---              --           -              ---            --          ---------
31              3.80        6.60            12.80          3.00           42.80

[PIE CHART]

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

   AS OF MARCH 31, 1999                       AS OF SEPTEMBER 30, 1998
Industrial Revenue ........  17.5%          Industrial Revenue ........  15.3%
Health Care ...............  13.4%          Health Care ...............  14.8%
Multi-Family Housing ......  11.1%          Multi-Family Housing ......  10.5%
Other Care ................  10.1%          Other Care ................  10.0%
General Purpose ...........   9.6%          General Purpose ...........   9.6%

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          MUNICIPAL BONDS  102.0%
          ALABAMA  1.2%
$ 3,000   Mobile, AL Indl Dev Brd Pollutn Ctl
          Rev Intl Paper Co Proj Rfdg...........   4.750%  04/01/10   $    2,957,824
    250   Mobile, AL Indl Dev Brd Solid Waste
          Disp Rev Mobile Energy Svcs Co Proj
          Rfdg..................................   6.950   01/01/20           87,500
  2,150   Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A.................   5.650   11/01/22        2,114,138
  1,395   Valley, AL Spl Care Fac Fin Auth Rev
          Lanier Mem Hosp Ser A.................   5.600   11/01/16        1,385,681
  1,000   West Jefferson Cnty, AL Amusement &
          Pub Park Auth (Prerefunded @
          12/01/06).............................   7.500   12/01/08        1,229,480
  2,000   West Jefferson Cnty, AL Amusement &
          Pub Park Auth (Prerefunded @
          12/01/06).............................   6.375   02/01/29        2,011,580
  3,000   West Jefferson Cnty, AL Amusement &
          Pub Park Auth (Prerefunded @
          12/01/06).............................   8.000   12/01/26        3,799,020
                                                                      --------------
                                                                          13,585,223
                                                                      --------------
          ALASKA  0.2%
  2,250   Seward, AK Rev AK Sealife Cent Proj...   7.650   10/01/16        2,389,838
                                                                      --------------
          ARIZONA  1.9%
  6,169   Chandler, AZ Indl Dev Auth Rev
          Chandler Finl Cent Proj Ser 1986 (c)
          (g)...................................   7.125   12/01/16        5,243,773
  4,000   Maricopa Cnty, AZ Indl Dev Auth
          Multi-Family Hsg Rev..................   6.625   07/01/33        4,034,640
  2,605   Maricopa Cnty, AZ Indl Dev Auth Sr
          Living Fac Rev........................   7.750   04/01/15        2,773,700
  2,700   Maricopa Cnty, AZ Uni Sch Dist No 41
          Gilbert Rfdg (FGIC Insd)..............  *        01/01/08        1,832,301
  2,420   Pima Cnty, AZ Indl Dev Auth Sr Living
          Facs Catilina Vlg Ser A Rev...........   6.500   07/01/29        2,394,421
  2,160   Pima Cnty, AZ Indl Dev Auth
          Multi-Family Rev......................   6.625   10/01/28        2,191,234
    580   Pinal Cnty, AZ Sch Dist No 8 Mammoth
          Ser A.................................  11.000   07/01/00          612,729

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          ARIZONA (CONTINUED)
$ 1,900   Red Hawk Canyon Cmnty Facs Dist No 2
          AZ Dist Assmt Rev.....................   6.500%  12/01/12   $    1,916,055
  1,000   Tuscon, AZ Indl Dev Auth Rev Clarion
          Santa Rita Hotel Ser Rfdg.............   6.375   12/01/16          991,220
                                                                      --------------
                                                                          21,990,073
                                                                      --------------
          CALIFORNIA  6.0%
  2,000   Abag Fin Auth For Nonprofit Corps CA
          Ctfs Partn............................   6.375   11/15/28        1,981,400
 23,380   Alameda Corridor Tran Auth CA Rev Ser
          A Cap Apprec Bonds (MBIA Insd)........  *        10/01/32        4,088,928
  1,310   California Edl Fac Auth Rev Univ of La
          Verne.................................   6.375   04/01/13        1,394,849
  5,905   California St.........................   4.500   12/01/17        5,607,447
  1,000   Capistrano, CA Uni Sch Dist Cmnty Fac
          Dist Spl Tax (Prerefunded @
          09/01/07).............................   7.100   09/01/21        1,218,750
  1,500   Colton, CA Pub Fin Auth Rev Elec Sys
          Impts (Prerefunded @ 10/01/03)........   7.500   10/01/20        1,751,775
  5,000   Contra Costa, CA Home Mtg Fin Auth
          Home Mtg Rev (MBIA Insd)..............  *        09/01/17        1,995,600
  2,500   Corona, CA Ctfs Partn Vista Hosp Sys
          Inc Ser C.............................   8.375   07/01/11        2,674,900
  2,000   Culver City, CA Redev Fin Auth Rev Tax
          Alloc Rfdg (AMBAC Insd) (b)...........   5.500   11/01/14        2,178,760
  3,465   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev CA Cent for the Arts (AMBAC
          Insd).................................  *        09/01/15        1,348,613
  3,480   Escondido, CA Jt Pwrs Fin Auth Lease
          Rev CA Cent for the Arts (AMBAC
          Insd).................................  *        09/01/18        1,097,383
  2,705   Healdsburg, CA Ctfs Partn Nuestro
          Hospital Inc..........................   6.375   11/01/28        2,646,734
    990   Indio, CA Pub Fin Auth Rev Tax
          Increment.............................   6.500   08/15/27        1,024,719
  1,450   Irwindale, CA Pub Fin Auth Spl Cmnty
          Facs Dist No 1 Rfdg...................   6.000   11/01/20        1,467,415
  2,000   Lake Elsinore, CA Pub Fin Auth Loc Agy
          Rev...................................   7.100   09/01/20        2,154,400
  1,500   Millbrae, CA Residential Fac Rev
          Magnolia of Millbrae Proj Ser A.......   7.375   09/01/27        1,612,035
  6,350   Riverside Cnty, CA Air Force Vlg West
          Inc Ser A Rfdg (b)....................   8.125   06/15/20        6,928,929

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 5,500   Riverside Cnty, CA Asset Leasing Corp
          Leasehold Rev (MBIA Insd).............  *        06/01/22   $    1,673,320
  8,255   Riverside Cnty, CA Asset Leasing Corp
          Leasehold Rev (MBIA Insd).............  *        06/01/26        2,016,036
  2,000   San Diego Cnty, CA Ctfs Partn (AMBAC
          Insd) (b).............................   5.500%  08/15/10        2,178,720
  1,900   San Diego Cnty, CA Ctfs Partn (AMBAC
          Insd).................................   5.500   08/15/11        2,059,714
  7,625   San Francisco, CA City & Cnty Redev
          Agy Lease Rev Gains (Crossover Rfdg @
          07/01/04) (h).........................  0/8.500  07/01/14        7,061,055
  3,300   San Francisco, CA City & Cnty Redev
          Fin Auth Tax Alloc Rev................   5.250   08/01/21        3,320,064
  1,000   San Luis Obispo, CA Ctfs Partn Vista
          Hosp Sys Inc..........................   8.375   07/01/29        1,055,030
  3,000   Santa Ana, CA Cmnty Redev Agy Tax
          Alloc Ser B Rfdg......................   7.500   09/01/16        3,088,560
  1,500   Simi Valley, CA Cmnty Dev Agy Coml
          Rfdg Sycamore Plaza II................   6.000   09/01/12        1,607,415
  2,000   Ventura, CA Port Dist Ctfs Partn......   6.375   08/01/28        2,009,380
  3,000   Westminster, CA Redev Agy Tax Alloc
          Rev Coml Redev Proj No 1 (Prerefunded
          @ 08/01/02) (b).......................   6.200   08/01/23        3,307,530
                                                                      --------------
                                                                          70,549,461
                                                                      --------------
          COLORADO  5.0%
 11,920   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy (Prerefunded @ 08/31/05)..........  *        08/31/10        6,514,876
 19,000   Arapahoe Cnty, CO Cap Impt Trust Fund
          Hwy Rev E-470 Proj Ser C (Prerefunded
          @ 08/31/05)...........................  *        08/31/26        3,032,210
     66   Arapahoe Cnty, CO Centennial Downs
          Metro Dist Cash Payment Deficiency
          Bond (g)..............................   8.090   12/01/34           66,488
    378   Arapahoe Cnty, CO Centennial Downs
          Metro Dist Int Ctf (e) (g)............   5.700   12/01/34          320,314
    650   Arapahoe Cnty, CO Centennial Downs
          Metro Dist Ltd Tax Bond Ser 1993 Rfdg
          (g)...................................   8.090   12/01/34          652,528
    986   Bowles Metro Dist CO (Prerefunded @
          12/01/05).............................   7.750   12/01/15        1,186,020
  2,000   Colorado Hlth Fac Auth Rev Baptist
          Home Assn Ser A.......................   6.375   08/15/24        2,081,400

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 1,590   Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj....................   6.850%  01/01/15   $    1,698,438
  1,060   Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj....................   7.050   01/01/19        1,141,917
  6,200   Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj (b)................   9.000   01/01/25        7,245,010
  2,205   Denver, CO City & Cnty Arpt Rev Ser A
          (b)...................................   8.875   11/15/12        2,475,178
    795   Denver, CO City & Cnty Arpt Rev Ser A
          (Prerefunded @ 11/15/01)..............   8.875   11/15/12          912,191
  2,500   Denver, CO City & Cnty Arpt Rev Ser D
          (b)...................................   7.750   11/15/13        3,147,000
    681   East River Regl Santn Dist CO Var Rfdg
          (Var Rate Cpn) (g)....................   4.000   12/01/08          680,500
  5,715   Greeley, CO Multi-Family Rev Hsg Mtg
          Creek Stone (FHA Guaranteed)..........   6.050   07/01/37        5,997,607
  4,163   Himalaya Wtr & Santn Dist Adams Cnty,
          CO Genl Oblig Ltd Tax Rfdg Bond Ser
          1995 (d) (g)..........................   9.500   02/15/07        2,997,241
  2,130   Lafayette, CO Indl Dev Rev Rocky Mtn
          Instr Proj A..........................   7.000   10/01/18        2,078,326
    870   Lafayette, CO Indl Dev Rev Rocky Mtn
          Instr Proj Ser A (a)..................   6.750   10/01/14          890,367
  1,960   Northern Metro Dist CO Adams Cnty
          Rfdg..................................   6.500   12/01/16        2,097,592
  4,572   Skyland Metro Dist CO Gunnison Cnty
          Rfdg (Var Rate Cpn) (g)...............   4.000   12/01/08        3,271,437
 13,868   Tower Metro Dist Adams Cnty, CO Gen
          Oblig Ltd Tax Rfdg Bond Ser 1995 (d)
          (g)...................................   9.500   02/15/07        9,985,000
                                                                      --------------
                                                                          58,471,640
                                                                      --------------
          CONNECTICUT  2.4%
  3,740   Connecticut St Hlth & Edl Fac Auth Rev
          Nursing Home Pgm AHF/Windsor Proj
          (Prerefunded @ 11/01/04) (b)..........   7.125   11/01/24        4,384,589
  2,980   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser A, 144A (Prerefunded @
          09/01/07) (f).........................   6.400   09/01/11        3,474,352
 12,000   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser B, 144 A (f)..............   5.750   09/01/27       12,335,520

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          CONNECTICUT (CONTINUED)
$ 3,020   Mashantucket Western Pequot Tribe CT
          Spl Rev Ser B, 144A (f)...............   6.400%  09/01/11   $    3,321,034
  5,000   Stamford, CT Hsg Auth Multi-Family Rev
          Fairfield Apts Proj Rfdg..............  *        12/01/28        4,995,850
                                                                      --------------
                                                                          28,511,345
                                                                      --------------
          DELAWARE  0.2%
  2,225   Wilmington, DE Multi-Family Rent Rev
          Hsg Electra Arms Sr Assoc Proj........   6.250   06/01/28        2,183,793
                                                                      --------------
          DISTRICT OF COLUMBIA  0.4%
  1,000   District of Columbia Rev Methodist
          Home Issue............................   6.000   01/01/29          988,940
  1,615   District of Columbia A-1 Rfdg (MBIA
          Insd) (b).............................   6.500   06/01/10        1,878,197
     85   District of Columbia Prerefunded A-1
          Rfdg (MBIA Insd)......................   6.500   06/01/10          100,155
  2,000   District of Columbia Ser E (FSA Insd)
          (b)...................................   6.000   06/01/11        2,180,260
                                                                      --------------
                                                                           5,147,552
                                                                      --------------
          FLORIDA  9.3%
  2,700   Brevard Cnty, FL Sch Brd Ctfs Ser A
          (AMBAC Insd) (b)......................   5.100   07/01/07        2,847,555
 28,000   Dade Cnty, FL Gtd Entitlement Rev Cap
          Apprec Ser A Rfdg (MBIA Insd) (b).....  *        02/01/18        9,991,800
  4,780   Escambia Cnty, FL Rev ICF/MR Pensacola
          Care Dev Cent (b) (g).................  10.250   07/01/11        4,541,000
  2,010   Escambia Cnty, FL Rev ICF/MR Pensacola
          Care Dev Cent Ser A (g)...............  10.250   07/01/11        2,011,206
  1,135   Fishhawk Cmnty, FL Dev Dist Spl Assmt
          Rev...................................   7.625   05/01/18        1,221,044
  3,000   Florida Hsg Fin Corp Rev Hsg Beacon
          Hill Apts Ser C.......................   6.610   07/01/38        3,035,190
  4,000   Florida Hsg Fin Corp Rev Hsg Cypress
          Trace Apts Ser G......................   6.600   07/01/38        4,046,960
  3,000   Florida Hsg Fin Corp Rev Hsg Westbrook
          Apts Ser U 1..........................   6.450   01/01/39        2,969,910
  4,000   Florida Hsg Fin Corp Rev Hsg Westchase
          Apts Ser B............................   6.610   07/01/38        4,046,920
  1,000   Heritage Harbor Cmnty Dev Dist Spl
          Assmt Ser A...........................   6.700   05/01/19        1,015,200

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,300   Heritage Harbor Cmnty Dev Dist FL Rev
          Rectl.................................   7.750%  05/01/19   $    1,314,612
  4,845   Hillsborough Cnty, FL Edl Fac Univ
          Tampa Proj Rfdg.......................   5.750   04/01/18        5,022,569
    980   Lake Saint Charles, FL Cmnty Dev Dist
          Spl Assmt Rev.........................   7.875   05/01/17        1,048,531
  3,000   Leon Cnty, FL Edl Facs Auth Rev
          Southgate Residence Hall Ser A Rfdg...   6.750   09/01/28        3,068,370
  1,000   Martin Cnty, FL Indl Dev Auth Indl Dev
          Rev Indiantown Cogeneration Proj Ser A
          Rfdg..................................   7.875   12/15/25        1,041,800
  2,000   Miami Dade Cnty, FL Sch Brd Ctfs Partn
          Ser C Rfdg (FSA Insd).................   5.250   08/01/13        2,091,180
  5,500   Miramar, FL Wastewtr Impt Assmt Rev
          (FGIC Insd) (b).......................   6.750   10/01/25        6,324,010
  3,650   Monroe Cnty, FL Indl Dev Auth First
          Mtg Med Fac Rev Kennedy Dr Invt Ltd
          Proj Rfdg (g).........................  11.000   11/01/12        3,649,161
  1,250   North Springs, FL Impt Dist Spl Assmt
          Rev...................................   6.250   05/01/05        1,276,613
  2,425   Northern Palm Beach Cnty Impt Dist FL
          Wtr Ctl & Impt Unit Dev 5A Rfdg.......   6.000   08/01/10        2,477,792
  1,500   Orange Cnty, FL Hlth Fac Auth Rev
          First Mtg Orlando Lutheran Twr........   8.750   07/01/26        1,733,325
  1,300   Orange Cnty, FL Hlth Fac Auth Rev
          First Mtg Orlando Lutheran Twr Rfdg...   8.625   07/01/20        1,510,041
  2,395   Pinellas Cnty, FL Edl Fac Auth Rev
          College Harbor Proj Ser A.............   8.250   12/01/21        2,609,999
  6,000   Sarasota Cnty, FL Hlth Fac Auth Hlth
          Fac Sunnyside Prty (b)................   6.700   07/01/25        6,268,140
  5,175   Seminole Cnty, FL Sch Brd Ctfs Partn
          Ser A (MBIA Insd).....................   4.875   07/01/15        5,191,198
 16,065   Sun N Lake of Sebring, FL Impt Dist
          Spl Assmt Ser A (d) (g)...............  10.000   12/15/11        6,426,000
 16,000   Sunrise, FL Util Sys Rev Rfdg (AMBAC
          Insd) (b).............................   5.000   10/01/28       15,938,880
    860   Tampa Palms, FL Open Space & Transn
          Cmnty Dev Dist Rev Cap Impt Area 7
          Proj..................................   8.500   05/01/17          945,209

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,755   Volusia Cnty, FL Indl Dev Auth Bishops
          Glen Proj Rfdg........................   7.500%  11/01/16   $    2,043,241
  2,000   Volusia Cnty, FL Indl Dev Auth Bishops
          Glen Proj Rfdg........................   7.625   11/01/26        2,457,520
                                                                      --------------
                                                                         108,164,976
                                                                      --------------
          GEORGIA  5.0%
  1,000   Atlanta, GA Urban Residential Fin Auth
          Multi-Family Rev Proj Ser A...........   6.750   07/01/30        1,015,610
 19,000   Class A Ctfs relating to Atlanta, GA
          Urban Residential Fin Auth
          Multi-Family Hsg Renaissance on
          Peachtree Apts Proj Ser 85 (g)........   8.500   04/01/26       21,291,400
  1,500   Forsyth Cnty, GA Hosp Auth Rev GA
          Baptist Hlthcare Sys Proj.............   6.250   10/01/18        1,476,780
  1,500   Forsyth Cnty, GA Hosp Auth Rev GA
          Baptist Hlthcare Sys Proj.............   6.375   10/01/28        1,477,455
  4,000   Fulton Cnty, GA Hsg Auth Multi-Family
          Hsg Rev...............................   6.500   02/01/28        4,049,160
 30,050   Georgia Loc Govt Ctfs Partn Grantor
          Trust Ser A (MBIA Insd) (b)...........   4.750   06/01/28       28,644,562
                                                                      --------------
                                                                          57,954,967
                                                                      --------------
          IDAHO  1.2%
  8,000   Idaho Hlth Fac Auth Rev IHC Hosp Inc
          Rfdg (Inverse Fltg) (b)...............   8.450   02/15/21        9,710,560
  4,300   Owyhee Cnty, ID Indl Dev Corp Indl Dev
          Rev Envirosafe Services of ID Inc.....   8.250   11/01/02        4,500,079
                                                                      --------------
                                                                          14,210,639
                                                                      --------------
          ILLINOIS  8.9%
  2,500   Berwyn, IL Corp Purp..................   4.250   12/01/18        2,233,650
  1,850   Bridgeview, IL Tax Increment Rev
          Rfdg..................................   9.000   01/01/11        2,124,651
  7,560   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev (b)...............................   6.450   05/01/18        8,041,572
  3,000   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev American Airls Inc Proj Ser A
          (b)...................................   7.875   11/01/25        3,218,640
 22,930   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc Proj Ser 84A
          (b)...................................   8.850   05/01/18       25,191,357
  2,565   Chicago, IL O'Hare Intl Arpt Spl Fac
          Rev United Airls Inc Ser B (b)........   8.950   05/01/18        2,817,678

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 3,650   Chicago, IL Rev Chatham Ridge Tax
          Increment.............................  10.250%  01/01/07   $    3,766,508
  1,000   Chicago, IL Tax Increment.............   7.250   01/01/14        1,081,120
    300   Crestwood, IL Tax Increment Rev Bank
          Qualified Rfdg........................   6.000   12/01/99          304,245
  1,285   Du Page Cnty, IL Cmnty High Sch Dist
          No 099 Downers Grove (FSA Insd).......  *        12/01/11          691,703
  1,015   Du Page Cnty, IL Sch Dist Cap Apprec
          (FGIC Insd)...........................  *        02/01/14          484,378
  1,000   Du Page Cnty, IL Sch Dist Cap Apprec
          (FGIC Insd)...........................  *        02/01/18          377,510
  1,500   Godfrey, IL Rev United Methodist Vlg
          Ser A.................................   5.875   11/15/29        1,439,310
  2,000   Huntley, IL Increment Alloc Rev
          Huntley Redev Proj Ser A..............   8.500   12/01/15        2,319,840
  1,000   Huntley, IL Spl Svc Area No 7 Spl
          Tax...................................   6.300   03/01/28          999,270
  3,000   Illinois Dev Fin Auth Pollutn Ctl Rev
          IL Pwr Co Proj Ser A Rfdg (MBIA
          Insd).................................   5.400   03/01/28        3,038,460
  1,405   Illinois Dev Fin Auth Rev Cmnty Fac
          Clinic Altgeld Proj...................   8.000   11/15/16        1,548,493
  7,100   Illinois Dev Fin Auth Rev Mercy Hsg
          Corp Proj Rfdg (Prerefunded @
          08/01/04) (b).........................   7.000   08/01/24        8,120,909
  1,000   Illinois Edl Fac Auth Rev Peace Mem
          Ministries Proj.......................   7.500   08/15/26        1,090,200
  3,730   Illinois Edl Fac Auth Rev Trinity Med
          Cent (FSA Insd) (b)...................   6.000   07/01/28        4,013,219
  3,000   Illinois Hlth Fac Auth Rev Fairview
          Oblig Group Ser A Rfdg................   7.400   08/15/23        3,306,570
  4,355   Illinois Hlth Fac Auth Rev Glenoaks
          Med Cent Ser D (b)....................   9.500   11/15/15        4,875,684
  1,000   Illinois Hlth Fac Auth Rev Lifelink
          Corp Oblig Group Ser B (Prerefunded @
          02/15/05).............................   8.000   02/15/25        1,203,080
  4,800   Illinois Hlth Fac Auth Rev Midwest
          Physician Group Ltd Proj (Prerefunded
          @ 11/15/04) (b).......................   8.100   11/15/14        5,835,264

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$   895   Mill Creek Wtr Reclamation Dist IL
          Sewage Rev............................   8.000%  03/01/10   $    1,020,658
    540   Mill Creek Wtr Reclamation Dist IL
          Wtrwks Rev............................   8.000   03/01/10          615,816
  1,500   Palatine, IL Tax Increment Rev
          Rand/Dundee Cent Proj (Prerefunded @
          01/01/07).............................   7.750   01/01/17        1,808,985
  1,800   Peoria, IL Spl Tax Weaver Ridge Spl
          Svc Area..............................   8.050   02/01/17        1,987,794
  2,095   Regional Tran Auth IL Ser B (AMBAC
          Insd) (b).............................   8.000   06/01/17        2,850,017
 11,000   Robbins, IL Res Recovery Rev..........   8.375   10/15/16        5,940,000
  1,705   St Charles, IL Spl Svc Area No. 21....   6.625   03/01/28        1,703,789
                                                                      --------------
                                                                         104,050,370
                                                                      --------------
          INDIANA  1.3%
    825   Crawfordsville, IN Redev Comm Redev
          Dist Tax Increment Rev................   7.000   02/01/12          851,804
  2,000   East Chicago, IN Exempt Fac Inland
          Steel Co Proj No. 14..................   6.700   11/01/12        2,014,580
  3,000   Indiana Hlth Fac Fin Auth Rev Metro
          Hlth & IN Inc Proj....................   6.400   12/01/33        2,922,300
  1,000   Indiana Hlth Fac Fin Auth Rev Metro
          Hlth & IN Inc Proj....................   6.300   12/01/23          976,670
  4,000   Indiana St Dev Fin Auth Pollutn Ctl
          Rev Inland Steel Co Proj No 13 Rfdg
          (b)...................................   7.250   11/01/11        4,184,760
  3,190   Kokomo, IN Sch Bldg Corp First Mtg
          (AMBAC Insd)..........................   4.125   07/15/17        2,857,794
  1,000   Marion Cnty, IN Convention & Recnl
          Facs Auth Excise Tax Rev (MBIA
          Insd).................................   5.000   06/01/27          966,940
                                                                      --------------
                                                                          14,774,848
                                                                      --------------
          IOWA  0.1%
  1,500   Cedar Rapids, IA Rev First Mtg Cottage
          Grove.................................   5.875   07/01/28        1,449,285
                                                                      --------------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          KANSAS  0.2%
$   665   Kansas City, KS Crawford Cnty
          Leavenworth Single Family Mtg Rev
          (AMBAC Insd) (b)......................  *        04/01/16   $      106,413
  1,000   Lawrence, KS Coml Dev Rev Holiday Inn
          Sr Ser A..............................   8.000%  07/01/16        1,100,300
  1,000   Manhattan, KS Coml Dev Rev Holiday Inn
          Sr Ser A Rfdg.........................   8.000   07/01/16        1,100,300
                                                                      --------------
                                                                           2,307,013
                                                                      --------------
          KENTUCKY  0.3%
    800   Jefferson Cnty, KY Hosp Rev
          (Prerefunded @ 10/01/02) (Inverse
          Fltg) (MBIA Insd).....................  *        10/01/08          955,000
  1,900   Jefferson Cnty, KY Hosp Rev (Inverse
          Fltg) (MBIA Insd).....................  *        10/01/08        2,239,625
                                                                      --------------
                                                                           3,194,625
                                                                      --------------
          LOUISIANA  1.0%
  4,000   Louisiana Hsg Fin Agy Rev Multi-Family
          Hsg Plantation Ser A..................   7.125   01/01/28        4,036,720
  1,000   Louisiana Pub Facs Auth Rev
          Progressive Hlthcare..................   6.375   10/01/20          966,560
  1,000   Louisiana Pub Facs Auth Rev
          Progressive Hlthcare..................   6.375   10/01/28          952,280
  4,086   Louisiana St Univ Agric & Mech College
          Univ Rev..............................   5.750   10/30/18        4,048,052
  1,435   Webster Parish, LA Pollutn Ctl Rev
          Intl Paper Co Proj Ser B Rfdg.........   5.200   03/01/13        1,472,898
                                                                      --------------
                                                                          11,476,510
                                                                      --------------
          MAINE  0.1%
     25   Maine Hlth & Higher Edl Facs Auth Rev
          Ser B (FSA Insd)......................   7.000   07/01/24           28,559
  1,225   Maine Hlth & Higher Edl Facs Auth Rev
          Ser B (Prerefunded @ 07/01/04) (FSA
          Insd).................................   7.000   07/01/24        1,423,940
                                                                      --------------
                                                                           1,452,499
                                                                      --------------
          MARYLAND  1.3%
  2,000   Baltimore Cnty, MD Pollutn Ctl Rev
          Bethlehem Steel Corp Proj Ser B
          Rfdg..................................   7.500   06/01/15        2,177,680
  1,500   Frederick Cnty, MD Spl Oblig Urbana
          Cmnty Dev Auth........................   6.625   07/01/25        1,527,150

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          MARYLAND (CONTINUED)
$ 5,000   Maryland St Hlth & Higher Edl Facs
          Auth Rev Medlantic/Helix Issue Ser B
          (AMBAC Insd)..........................   5.250%  08/15/38   $    5,170,800
  3,000   Montgomery Cnty, MD Econ Dev Editorial
          Projs In Edl Ser A....................   6.400   09/01/28        2,914,020
  3,000   Prince Georges Cnty, MD Spl Oblig Spl
          Assmt Woodview Ser A..................   8.000   07/01/26        3,419,010
                                                                      --------------
                                                                          15,208,660
                                                                      --------------
          MASSACHUSETTS  3.6%
  4,000   Massachusetts St Dev Fin Agy New
          England Center For Children (b).......   6.000   11/01/19        3,990,400
  7,000   Massachusetts St Hlth & Edl Fac Auth
          Rev New England Med Cent Hosp Ser G
          (Embedded Swap) (MBIA Insd) (b) (h)...  3.1/5.0  07/01/13        6,971,930
  1,670   Massachusetts St Hlth & Edl Fac Auth
          Rev Saint Anne's Hosp Ser A
          (Prerefunded @ 04/05/99) (b)..........   9.375   07/01/14        1,671,119
  2,099   Massachusetts St Hsg Fin Agy Hsg Rev
          Insd Rental Ser A Rfdg (AMBAC Insd)...   6.650   07/01/19        2,263,833
    780   Massachusetts St Indl Fin Agy First
          Mtg Pilgrim Inc Proj..................   6.500   10/01/15          773,004
  2,000   Massachusetts St Indl Fin Agy Trustees
          Deerfield.............................   6.750   10/01/28        1,977,300
  1,360   Massachusetts St Indl Fin Agy Rev
          Greater Lynn Mental Hlth..............   6.200   06/01/08        1,355,254
  2,965   Massachusetts St Indl Fin Agy Rev
          Greater Lynn Mental Hlth..............   6.375   06/01/18        2,948,455
  1,650   Massachusetts St Indl Fin Agy Rev
          Wentworth Inst Technology.............   5.750   10/01/28        1,688,346
  4,000   Massachusetts St Indl Fin Agy Rev Cent
          For Autism............................   9.500   11/01/17        4,416,400
    575   Massachusetts St Indl Fin Agy Rev
          Dimmock Cmnty Hlth Cent...............   8.000   12/01/06          644,776
  1,085   Massachusetts St Indl Fin Agy Rev
          Dimmock Cmnty Hlth Cent...............   8.375   12/01/13        1,259,815
    675   Massachusetts St Indl Fin Agy Rev
          Dimmock Cmnty Hlth Cent...............   8.500   12/01/20          787,023

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$ 6,400   Massachusetts St Indl Fin Agy Rev Swr
          Fac Res Ctl Composting (g)............   9.250%  06/01/10   $    6,555,520
  5,000   Massachusetts St Wtr Res Auth Genl Ser
          A (FSA Insd)..........................   4.750   08/01/27        4,692,650
                                                                      --------------
                                                                          41,995,825
                                                                      --------------
          MICHIGAN  3.5%
  2,000   Battle Creek, MI Downtown Dev Auth Tax
          Increment Rev (Prerefunded @
          05/01/04).............................   7.600   05/01/16        2,353,240
  1,000   Detroit, MI Local Dev Fin Auth Ser
          C.....................................   6.850   05/01/21        1,035,160
  2,390   Meridian, MI Econ Dev Corp Ltd Oblig
          Rev First Mtg Burcham Hills Ser A.....   7.500   07/01/13        2,582,849
  3,430   Meridian, MI Econ Dev Corp Ltd Oblig
          Rev First Mtg Burcham Hills Ser A.....   7.750   07/01/19        3,745,526
  2,250   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Rfdg (ACA Insd)......   5.500   10/01/18        2,263,365
  9,000   Michigan St Hosp Fin Auth Rev Hosp
          Genesys Regl Med Rfdg (ACA Insd)......   5.500   10/01/27        9,024,930
  6,000   Michigan St Strategic Fd Ltd Oblig Rev
          Detroit Edison Co Ser A Rfdg (MBIA
          Insd) (a).............................   5.550   09/01/29        6,139,680
  7,682   Michigan St Strategic Fd Ltd Oblig Rev
          Great Lakes Pulp & Fiber Proj (e).....   8.000   12/01/27        5,540,546
  1,000   Michigan St Strategic Fd Res Recovery
          Ltd oblig Rev Central Wayne Energy Rec
          Ser A.................................   7.000   07/01/27        1,033,040
  4,250   Michigan St Hosp Fin Auth Rev Detroit
          Med Cent Oblig Ser A..................   5.250   08/15/28        3,866,352
  3,000   Michigan St Hosp Fin Auth Rev Detroit
          Med Cent Oblig Ser A..................   5.250   08/15/23        2,749,380
    590   Saint Clair Cnty, MI Econ Dev Corp
          Kmart Proj............................   9.500   02/01/06          596,378
                                                                      --------------
                                                                          40,930,446
                                                                      --------------
          MINNESOTA  1.4%
  1,000   Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser A.............   6.000   10/01/28          994,520
  2,000   Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B.............   6.000   10/01/33        1,960,060

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          MINNESOTA (CONTINUED)
$ 1,425   Columbia Heights, MN Multi-Family
          Crest View Corp Proj..................   6.000%  03/01/33   $    1,443,554
    500   Dakota Cnty, MN Hsg & Redev...........   6.000   11/01/09          499,980
  2,000   Dakota Cnty, MN Hsg & Redev...........   6.250   05/01/29        1,999,920
  5,490   Eden Prairie, MN Multi-Family Hsg Rev
          Sterling Ponds Proj Ser A (b) (g).....  10.000   01/15/20        5,749,073
    495   Eden Prairie, MN Multi-Family Hsg Rev
          Sterling Ponds Proj Ser B Cap
          Apprec (g)............................  *        01/15/20        1,212,750
    840   Little Canada, MN Fac Rev Hsg Alt Dev
          Co Proj Ser A.........................   6.100   12/01/17          851,760
  1,450   Little Canada, MN Fac Rev Hsg Alt Dev
          Co Proj Ser A.........................   6.250   12/01/27        1,470,169
                                                                      --------------
                                                                          16,181,786
                                                                      --------------
          MISSOURI  1.2%
    615   Ferguson, MO Tax Increment Rev
          Crossings At Halls Ferry Proj.........   7.250   04/01/07          623,475
  3,095   Ferguson, MO Tax Increment Rev
          Crossings At Halls Ferry Proj.........   7.625   04/01/17        3,160,026
    675   Ferguson, MO Tax Increment Rev
          Crossings At Halls Ferry Proj.........   7.625   04/01/18          689,182
    930   Jefferson Cnty, MO Indl Dev Auth Indl
          Rev Cedars Hlthcare Cent Proj Ser A
          Rfdg..................................   8.250   12/01/15        1,031,063
  5,000   Saline Cnty, MO Indl Dev Auth Hlth
          Facs Rev..............................   6.500   12/01/28        4,909,150
  1,000   Sikeston, MO Elec Rev Rfdg (MBIA
          Insd) (b).............................   6.000   06/01/15        1,135,620
  2,000   Valley Park, MO Indl Dev Auth Sr Hsg
          Rev Cape Albeon Proj..................   6.150   12/01/33        1,982,780
                                                                      --------------
                                                                          13,531,296
                                                                      --------------
          NEBRASKA  0.3%
  1,700   Nebraska Invt Fin Auth Single Family
          Mtg Rev (Inverse Fltg) (GNMA
          Collateralized) (b)...................   9.862   10/17/23        1,882,750
  1,600   Nebraska Invt Fin Auth Single Family
          Mtg Rev (Inverse Fltg) (GNMA
          Collateralized) (b)...................  11.287   09/10/30        1,754,000
                                                                      --------------
                                                                           3,636,750
                                                                      --------------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          NEVADA  0.2%
$ 1,945   Reno, NV Redev Agy Tax Alloc Downtown
          Redev Proj Ser E Rfdg (Prerefunded @
          09/01/03).............................   5.600%  09/01/09   $    2,090,350
                                                                      --------------
          NEW HAMPSHIRE  1.8%
 10,000   Manchester, NH Arpt Rev Genl Ser A
          (MBIA Insd)...........................   4.500   01/01/28        9,036,600
  2,000   New Hampshire Higher Edl & Hlth Fac
          Auth Rev Havenwood-Heritage Heights...   7.350   01/01/18        2,185,140
  2,000   New Hampshire Higher Edl & Hlth Fac
          Auth Rev Havenwood-Heritage Heights...   7.450   01/01/25        2,178,600
  4,000   New Hampshire Higher Edl & Hlth Fac
          Auth Rev Hosp Catholic Med Cent
          Rfdg (b)..............................   8.250   07/01/13        4,107,120
  3,340   New Hampshire Higher Edl & Hlth Fac
          Auth Rev Vly Regl Hosp................   7.350   04/01/23        3,345,110
                                                                      --------------
                                                                          20,852,570
                                                                      --------------
          NEW JERSEY  2.2%
  2,240   Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig.......................   8.400   04/01/24        2,493,187
  1,000   New Jersey Econ Dev Auth Econ Dev
          Rev...................................   6.375   04/01/18        1,035,180
  4,000   New Jersey Econ Dev Auth Econ Dev
          Rev...................................   6.375   04/01/31        4,121,160
  1,875   New Jersey Econ Dev Auth Rev Kullman
          Assoc Proj Ser A......................   6.125   06/01/18        1,854,394
  2,000   New Jersey Econ Dev Auth Rev Sr Mtg
          Arbor Glen Ser A Rfdg.................   6.000   05/15/28        1,956,760
  6,255   New Jersey Econ Dev Auth Rev First Mtg
          Gross Rev Oakridge Manor Proj Rfdg....   9.500   11/01/14        6,396,863
  1,000   New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A..............   8.500   11/01/16        1,148,670
  1,500   New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A..............   8.625   11/01/25        1,729,275
  3,000   New Jersey Econ Dev Auth Rev Sr Mtg
          Arbor Glen Proj Ser A (Prerefunded @
          05/15/06).............................   8.750   05/15/26        3,874,140
  1,275   New Jersey St Edl Fac Auth Rev
          Felician College of Lodi Ser D........   7.375   11/01/22        1,394,098
                                                                      --------------
                                                                          26,003,727
                                                                      --------------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          NEW MEXICO  1.1%
$ 2,230   Albuquerque, NM Retirement Fac Rev La
          Vida Liena Proj Ser A Rfdg
          (Prerefunded @ 02/01/03)..............   8.850%  02/01/23   $    2,631,601
  4,000   Albuquerque, NM Retirement Facs Rev
          Louisiana Vida Llena Proj Ser B
          Rfdg..................................   6.600   12/15/28        3,978,840
  2,185   Bernalillo Cnty, NM Multi-Family Hsg
          Brentwood Gardens Apt B 1.............   6.600   10/15/28        2,208,226
  3,600   Farmington, NM Pollutn Ctl Rev Pub Svc
          Co San Juan Proj D Rfdg (b)...........   6.375   04/01/22        3,842,676
                                                                      --------------
                                                                          12,661,343
                                                                      --------------
          NEW YORK  5.7%
  2,400   Brookhaven, NY Indl Dev Agy Sr
          Residential Hsg Rev...................   6.375   12/01/37        2,401,896
  1,070   Clifton Springs, NY Hosp & Clinic Ser
          B Rfdg & Impt.........................   7.000   01/01/05        1,110,050
  1,500   Islip, NY Cmnty Dev Agy Cmnty Dev Rev
          NY Institute of Technology Rfdg.......   7.500   03/01/26        1,645,410
  5,000   Long Island Pwr Auth NY Electric
          Genl..................................   4.250   04/01/09        4,933,900
  1,000   Monroe Cnty, NY Indl Dev Agy Rev Indl
          Dev Empire Sports Proj Ser A..........   6.250   03/01/28          997,150
  2,000   New York City Indl Dev Agy Field Hotel
          Assoc Lp JFK Rfdg.....................   6.000   11/01/28        2,008,320
  3,000   New York City Indl Dev Agy Civic Fac
          Rev USTA Natl Tennis Cent Proj (FSA
          Insd) (b).............................   6.250   11/15/06        3,371,760
  1,500   New York City Indl Dev Agy Civic Fac
          Rev USTA Natl Tennis Cent Proj (FSA
          Insd) (b).............................   6.375   11/15/07        1,699,275
  2,000   New York City Indl Dev Agy Civic Fac
          Rev USTA Natl Tennis Cent Proj (FSA
          Insd) (b).............................   6.500   11/15/09        2,278,160
  1,500   New York City Indl Dev Agy Rev Visy
          Paper Inc Proj........................   7.950   01/01/28        1,657,125
  5,000   New York City Ser A (b)...............   7.000   08/01/07        5,842,550
  3,000   New York City Ser D Rfdg (b)..........   8.000   02/01/05        3,571,320
  4,000   New York City Ser F (AMBAC Insd)......   5.250   08/01/14        4,148,680
 10,330   New York City Subser A1 (Embedded
          Swap).................................   5.540   08/01/12       10,863,338

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 4,250   New York City Tran Auth Tran Fac
          Livingston Plaza Proj Rfdg (FSA
          Insd) (b).............................   5.400%  01/01/18   $    4,468,238
  1,000   New York St Dorm Auth Rev Mental Hlth
          Svcs Facs Ser C.......................   4.750   08/15/19          961,430
  5,000   New York St Dorm Auth Rev City Univ
          Ser F (b).............................   5.500   07/01/12        5,185,300
  3,000   New York St Energy Resh & Dev Auth Gas
          Fac Rev (Inverse Fltg) (MBIA Insd)....   7.000   07/08/26        3,172,500
  2,500   New York St Energy Resh & Dev Auth Gas
          Fac Rev (Inverse Fltg)................   8.406   04/01/20        3,196,875
    225   New York St Energy Resh & Dev Auth St
          Svc Contract Rev Western NY Nuclear
          Svc Cent Ser B........................   5.500   04/01/00          229,842
  1,000   New York St Energy Resh & Dev Auth St
          Svc Contract Rev Western NY Nuclear
          Svc Cent Ser B........................   5.500   04/01/01        1,033,130
    750   New York St Energy Resh & Dev Auth St
          Svc Contract Rev Western NY Nuclear
          Svc Cent Ser B........................   5.250   04/01/02          776,790
  1,500   New York St Thruway Auth Hwy & Brdg Tr
          Fund Ser A (Prerefunded @ 04/01/04)
          (b)...................................   6.000   04/01/14        1,662,600
                                                                      --------------
                                                                          67,215,639
                                                                      --------------
          NORTH CAROLINA  1.1%
  7,510   Eastern Band Cherokee Indians NC Spl
          Oblig Rev Carolina Mirror Co
          Proj (g)..............................  10.250   09/01/09        7,510,000
  5,500   North Carolina Muni Pwr Agy No 1
          Catawba Electric Rev (MBIA Insd)......   5.125   01/01/17        5,540,260
                                                                      --------------
                                                                          13,050,260
                                                                      --------------
          NORTH DAKOTA  0.2%
  1,000   Grand Forks, ND Sr Hsg Rev 4000 Vly
          Square Proj...........................   6.250   12/01/34        1,002,540
  1,000   Grand Forks, ND Sr Hsg Rev Spl Term
          4000 Vly Square Proj..................   6.375   12/01/34        1,026,990
                                                                      --------------
                                                                           2,029,530
                                                                      --------------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          OHIO  3.7%
$ 2,000   Akron Bath Copley, OH St Twp Hosp Dist
          Rev Summa Hosp Ser A..................   5.375%  11/15/24   $    1,905,080
  3,750   Akron Bath Copley, OH St Twp Hosp Dist
          Rev Summa Hosp Ser A..................   5.375   11/15/18        3,598,350
  4,400   Cleveland, OH Arpt Spl Rev Continental
          Airls Inc Proj........................   5.375   09/15/27        4,290,352
  6,000   Cleveland, OH Arpt Spl Rev Continental
          Airls Inc Rfdg (a)....................   5.700   12/01/19        5,924,340
  1,500   Cuyahoga Cnty, OH Multi-Family Rev Hsg
          Park Lane Apts Proj Ser A.............   8.250   07/01/28        1,545,000
  2,000   East Liverpool, OH Hosp Rev East
          Liverpool City Hosp Ser A (Prerefunded
          @ 10/01/01) (b).......................   8.125   10/01/11        2,251,320
  2,000   Hamilton Cnty, OH Sales Tax Hamilton
          Cnty Football Proj Ser A (MBIA
          Insd).................................   4.750   12/01/27        1,884,960
  2,000   Madison Cnty, OH Hosp Impt Rev Madison
          Cnty Hosp Proj Rfdg...................   6.400   08/01/28        1,986,680
  1,000   Ohio Hsg Fin Agy Retirement Rent Hsg
          Rev Encore Retirement Partners Rfdg...   6.750   03/01/19        1,002,070
  5,600   Ohio Hsg Fin Agy Single Family Mtg Rev
          Ser B (Inverse Fltg) (GNMA
          Collateralized) (b)...................   9.770   03/31/31        6,202,000
  2,500   Ohio St Solid Waste Rev CSC Ltd
          Proj..................................   8.500   08/01/22        2,605,050
  3,700   Ohio St Solid Waste Rev Republic
          Engineered Steels Proj................   8.250   10/01/14        3,794,276
  1,000   Ohio St Solid Waste Rev Republic
          Engineered Steels Proj................   9.000   06/01/21        1,070,900
  4,490   Reynoldsburg, OH Hlth Care Fac Rev
          Wesley Ridge Proj (GNMA
          Collateralized).......................   6.150   10/20/38        4,870,572
                                                                      --------------
                                                                          42,930,950
                                                                      --------------
          OKLAHOMA  0.1%
  1,000   Oklahoma Cnty, OK Fin Auth Epworth
          Villa Proj Ser A Rfdg.................   7.000   04/01/25        1,035,230
                                                                      --------------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          OREGON  0.6%
$ 1,245   Clatsop Care Cent Hlth Dist OR Rev
          Senior Hsg............................   6.000%  08/01/14   $    1,236,385
  2,145   Clatsop Care Cent Hlth Dist OR Rev
          Senior Hsg............................   6.875   08/01/28        2,126,274
  4,000   Oregon St Hlth Hsg Edl & Cultural Facs
          Auth..................................   7.250   06/01/28        4,072,960
                                                                      --------------
                                                                           7,435,619
                                                                      --------------
          PENNSYLVANIA  7.4%
  5,255   Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt Usx Proj Rfdg
          (b)...................................   6.100   01/15/18        5,500,829
  6,000   Beaver Cnty, PA Indl Dev Auth Pollutn
          Ctl Rev Collateral Toledo Edison Co
          Proj Ser A Rfdg (b)...................   7.750   05/01/20        6,871,020
  1,000   Berks Cnty, PA Muni Auth Rev Phoebe
          Berks Vlg Inc Proj Rfdg (Prerefunded @
          05/15/06).............................   7.700   05/15/22        1,220,940
  4,000   Cambria Cnty, PA Indl Dev Auth Pollutn
          Ctl Rev Bethlehem Steel Corp Proj
          Rfdg..................................   7.500   09/01/15        4,332,760
  1,670   Clarion Cnty, PA Hosp Auth Hosp Rev
          Clarion Hosp Proj (Prerefunded @
          07/01/01).............................   8.500   07/01/13        1,857,608
  1,500   Cliff House Ctf Trust Var Sts Variable
          Ctfs Partn Ser A......................  *        06/01/27        1,500,000
  2,000   Cumberland Cnty, PA Auth Rev First Mtg
          Carlisle Hosp & Hlth Rfdg (b).........   6.800   11/15/14        2,162,180
  2,000   Cumberland Cnty, PA Indl Dev Auth Rev
          First Mtg Woods Cedar Run Ser A
          Rfdg..................................   6.500   11/01/28        1,938,660
  3,000   Dauphin Cnty, PA Genl Auth Rev Office
          & Pkg Riverfront Office...............   6.000   01/01/25        3,004,950
  5,000   Dauphin Cnty, PA Genl Auth Rev Hotel &
          Conf Cent Hyatt Regency...............   6.200   01/01/29        4,959,150
  1,500   Delaware Cnty, PA Auth First Mtg Rev
          Riddle Vlg Proj.......................   7.000   06/01/21        1,567,530
  2,890   Erie, PA Sch Dist Cap Apprec Rfdg (FSA
          Insd).................................  *        09/01/21          909,396
  1,000   Grove City, PA Area Hosp Auth Hlth
          Facs Rev..............................   6.625   08/15/29          996,650
  2,405   Harrisburg, PA Cap Apprec Rfdg Notes
          Ser F (AMBAC Insd)....................  *        03/15/16        1,015,511
  3,500   Harrisburg, PA Auth Wtr Rev (Inverse
          Fltg) (FGIC Insd).....................   7.520   06/18/05        3,981,250
  2,000   Lehigh Cnty, PA Genl Purp Auth Rev
          Kidspeace Oblig Group.................   6.000   11/01/23        1,997,580

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,000   Lehigh Cnty, PA Indl Dev Auth Hlth Fac
          Rev Lifepath Inc Proj.................   6.300%  06/01/28   $      951,980
  2,000   McKean Cnty, PA Hosp Auth Hosp Rev
          Bradford Hosp Proj (Crossover Rfdg @
          10/01/00).............................   8.875   10/01/20        2,190,160
  7,100   Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Proj Ser
          A (Prerefunded @ 12/01/00)............  10.000   12/01/19        7,973,939
    500   Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Rfdg.....   7.000   12/01/10          531,965
  2,500   Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Rfdg.....   7.250   12/01/15        2,683,075
  6,000   Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Rfdg.....   7.400   12/01/20        6,443,580
  1,000   Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy....................   7.750   09/01/24        1,100,900
  3,000   Pennsylvania Econ Dev Fin Auth Res
          Recovery Rev Colver Proj Ser D (b)....   7.050   12/01/10        3,292,980
  3,000   Pennsylvania St Higher Edl Assistance
          Agy Student Ln Rev Rfdg (Inverse Fltg)
          (AMBAC Insd)..........................  *        09/01/26        3,727,500
  5,000   Philadelphia, PA Auth For Indl Dev Rev
          Long-Term Care Maplewood..............   8.000   01/01/24        5,489,600
  5,000   Philadelphia, PA Sch Dist Ser A (MBIA
          Insd).................................   4.500   04/01/23        4,590,650
  1,500   Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg.........................   7.250   01/15/17        1,618,455
  2,000   Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg.........................   7.350   01/15/22        2,170,160
                                                                      --------------
                                                                          86,580,958
                                                                      --------------
          RHODE ISLAND  0.2%
  1,975   Providence, RI Redev Agy Ctfs Partn
          Ser A.................................   8.000   09/01/24        2,150,301
                                                                      --------------
          SOUTH CAROLINA  1.0%
    115   Charleston Cnty, SC Ctfs Partn Ser B
          (MBIA Insd) (b).......................   7.000   06/01/19          130,597
  2,385   Charleston Cnty, SC Ctfs Partn Ser B
          (Prerefunded @ 06/01/04) (MBIA
          Insd).................................   7.000   06/01/19        2,768,675

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          SOUTH CAROLINA (CONTINUED)
$ 3,500   Charleston Cnty, SC Indl Rev Zeigler
          Coal Hldgs Rfdg (a)...................   6.950%  08/10/28   $    3,509,625
  1,000   Oconee Cnty, SC Indl Rev Bond Johnson
          Ctl Inc Ser 84 (Var Rate Cpn).........   6.335   06/15/04        1,000,000
  4,000   South Carolina St Hsg Fin & Dev Auth
          Multi-Family Rev......................   6.750   05/01/28        4,081,000
                                                                      --------------
                                                                          11,489,897
                                                                      --------------
          SOUTH DAKOTA  0.2%
    805   Keystone, SD Econ Dev Rev Wtr Quality
          Mgmt Corp Ser A.......................   5.500   12/15/08          806,425
  1,810   Keystone, SD Econ Dev Rev Wtr Quality
          Mgmt Corp Ser A.......................   6.000   12/15/18        1,804,624
                                                                      --------------
                                                                           2,611,049
                                                                      --------------
          TENNESSEE  2.5%
  2,750   Chattanooga, TN Hlth Edl & Hsg Fac Brd
          Rev...................................   5.000   12/01/18        2,710,867
  3,000   SCA Tax Exempt Trust Multi-Family Mtg
          Memphis Hlth Edl Rev Bond Receipt Ser
          A6 (FSA Insd) (b).....................   7.350   01/01/30        3,336,150
  4,485   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd
          Rev ICF/ MR Open Arms Dev Cent Ser A
          (Prerefunded @ 08/01/99)..............   9.750   08/01/19        4,713,600
  4,545   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd
          Rev ICF/ MR Open Arms Dev Cent Ser C
          (Prerefunded @ 08/01/99)..............   9.750   08/01/19        4,776,659
  2,000   Springfield, TN Hlth & Edl Fac Brd
          Hosp Rev Jesse Holman Jones Hosp Proj
          (Prerefunded @ 04/01/06)..............   8.250   04/01/12        2,450,560
  6,180   Sullivan Cnty, TN Hlth Edl & Hsg Facs
          Brd Rev...............................   8.410   11/01/19        7,042,234
  1,160   Trenton, TN Hlth & Edl Facs Brd Rev
          Rha/Trenton Mr Inc Proj Ser B (d).....  10.000   11/01/20          150,800
  3,195   Trenton, TN Hlth & Edl Facs Brd Rev
          Rha/Trenton Mr Inc Proj Ser A.........  10.000   11/01/19        3,699,650
                                                                      --------------
                                                                          28,880,520
                                                                      --------------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          TEXAS  9.5%
$ 2,000   Abia Dev Corp TX Arpt Facs Rev Austin
          Belly Port Dev Proj Ser A.............   6.500%  10/01/23   $    1,984,500
  1,000   Abia Dev Corp TX Arpt Facs Rev Austin
          Belly Port Dev Proj Ser A.............   6.250   10/01/08          994,490
  1,500   Abilene, TX Hlth Facs Dev Sears
          Methodist Retirement Ser A............   5.875   11/15/18        1,460,730
  2,000   Amarillo, TX Hlth Fac Corp Hosp Rev
          High Plains Baptist Hosp (Inverse
          Fltg) (FSA Insd) (b)..................   8.987   01/01/22        2,342,500
  1,000   Austin Bergstorm Landhost Entmt Sr Ser
          A.....................................   6.750   04/01/27        1,010,010
  2,000   Bell Cnty, TX Indl Dev Corp Solid
          Waste Disposal Rev....................   7.600   12/01/17        2,000,840
  1,000   Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Rfdg Baptist Hlth Sys Ser A (MBIA
          Insd).................................   6.000   11/15/12        1,125,870
  2,370   Bexar Cnty, TX Hlth Fac Dev Corp Rev
          Rfdg Baptist Hlth Sys Ser A (MBIA
          Insd).................................   6.000   11/15/13        2,664,899
  5,000   Brazos River Auth TX Rev Houston Inds
          Inc Proj Ser D Rfdg (MBIA Insd) (b)...   4.900   10/01/15        5,042,350
    665   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg..................................  *        08/01/00          602,198
  1,165   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg..................................  *        08/01/01          978,239
    335   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg..................................  *        08/01/02          261,002
  1,825   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg..................................  *        08/01/11          692,770
    775   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg..................................   8.750   08/01/11          785,571
  2,670   Dallas Cnty, TX Flood Ctl Dist No 1
          Rfdg..................................   8.750   08/01/12        2,707,033
  1,635   Garland, TX Indpt Sch Dist............   4.000   02/15/15        1,473,053
  2,500   Garland, TX Indl Dev Auth Rev Bond
          Ashland Oil Proj Ser 84 Rfdg (Var Rate
          Cpn)..................................   5.360   04/01/04        2,503,450
  2,500   Houston, TX Arpt Sys Rev Spl Fac
          Continental Airls Term Impt Ser
          B (b).................................   6.125   07/15/27        2,565,825
101,015   Houston, TX Wtr & Swr Sys Rev Cap
          Apprec Jr Lien Rfdg (FSA Insd)........  *        12/01/27       22,701,101
 29,000   Houston, TX Wtr & Swr Sys Rev Cap
          Apprec Jr Lien Ser A (FSA Insd).......  *        12/01/24        7,667,020
  1,880   Laredo, TX Ctfs Oblig Ser B (MBIA
          Insd).................................   4.500   02/15/17        1,760,169
  2,655   Leander, TX Indpt Sch Dist Cap Apprec
          Rfdg..................................  *        08/15/18          939,790

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 4,820   Leander, TX Indpt Sch Dist Cap Apprec
          Rfdg..................................  *        08/15/21   $    1,444,506
  3,990   Leander, TX Indpt Sch Dist Rfdg.......   4.750%  08/15/12        3,995,267
  5,000   Lower Neches Vly Auth TX Indl Dev Corp
          Rev (b)...............................   5.550   03/01/33        5,154,650
  3,500   Matagorda Cnty, TX Navigation Dist 1
          Houston Lighting Pwr Co...............   5.125   11/01/28        3,463,005
  1,070   Mc Allen, TX Dev Corp Inc Sales Tax
          Rev (FSA Insd)........................   5.250   02/15/18        1,073,092
  3,355   Meadow Parc Dev Inc TX Multi-Family
          Rev Hsg Meadow Parc Apts Proj.........   6.500   12/01/30        3,368,923
  1,000   Nacogdoches, TX Indl Dev Auth Inc
          Pollutn Ctl Rev.......................   5.300   12/01/11        1,036,810
  1,180   Pottsboro, TX Indpt Sch Dist Cap
          Apprec Rfdg...........................  *        08/15/17          444,305
  1,175   Pottsboro, TX Indpt Sch Dist Cap
          Apprec Rfdg...........................  *        08/15/20          372,076
  1,175   Pottsboro, TX Indpt Sch Dist Cap
          Apprec Rfdg...........................  *        08/15/23          312,820
  6,000   Rockwall, TX Indpt Sch Dist Cap Apprec
          Rfdg..................................  *        08/15/18        2,135,820
  2,483   Texas Genl Svcs Comm Partn Int Lease
          Purch Ctfs............................   7.250   08/15/11        2,532,147
  8,000   Texas St Dept Hsg & Cmnty Affairs Home
          Mtg Rev (Inverse Fltg) (GNMA
          Collateralized).......................   6.900   07/02/24        8,840,000
  2,985   Texas St Higher Edl Coordinating Brd
          College Student Ln....................  *        10/01/25        3,073,983
  2,000   Texas St Tpk Auth Dallas North Thruway
          Rev Addison Arpt Toll Tunnel Proj
          (FGIC Insd) (Prerefunded @
          01/01/05).............................   6.750   01/01/15        2,313,400
  2,000   Texas St Tpk Auth Dallas North Thruway
          Rev Addison Arpt Toll Tunnel Proj
          (FGIC Insd) (Prerefunded @ 01/01/05)
          (b)...................................   6.600   01/01/23        2,298,120
  5,000   West Side Calhoun Cnty, TX Navig Dist
          Solid Waste Disp Union Carbide Chem &
          Plastics (b)..........................   8.200   03/15/21        5,400,800
                                                                      --------------
                                                                         111,523,134
                                                                      --------------
          UTAH  1.3%
  1,000   Hildale, UT Elec Rev Gas Turbine Elec
          Fac Proj..............................   7.800   09/01/15          981,880
  1,165   Hildale, UT Elec Rev Gas Turbine Elec
          Fac Proj..............................   8.000   09/01/20        1,144,414

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          UTAH (CONTINUED)
$ 1,000   Hildale, UT Elec Rev Gas Turbine Elec
          Fac Proj..............................   7.800%  09/01/25   $      980,300
  4,000   Intermountain Pwr Agy UT Pwr Supply
          Rev Ser B Rfdg (MBIA Insd) (a) (b)....   5.750   07/01/19        4,279,400
    250   Saint George, UT Indl Dev Rev Kmart
          Corp Ser 1984A........................  10.750   10/15/08          255,818
  3,270   Salt Lake Cnty, UT Hsg Auth
          Multi-Family Hsg Rev (FHA Gtd)........   6.375   11/01/33        3,490,790
  2,500   Tooele Cnty, UT Pollutn Ctl Rev Rfdg
          Laidlaw Environmental Ser A...........   7.550   07/01/27        2,740,850
  1,310   Utah St Hsg Fin Agy Single Family Mtg
          Mezz A1 (AMBAC Insd) (b)..............   6.100   07/01/13        1,390,971
                                                                      --------------
                                                                          15,264,423
                                                                      --------------
          VIRGINIA  2.0%
  5,000   Alexandria, VA Redev & Hsg Auth 3001
          Park Cent Apts Ser A Rfdg.............   6.375   04/01/34        5,014,650
  5,000   Chesapeake Bay Brdg & Tunl VA Dist Rev
          Gen Resolution Rfdg (MBIA Insd).......   5.500   07/01/25        5,374,300
  1,000   Dulles Town Cent Cmnty Dev Auth Dulles
          Town Cent Proj........................   6.250   03/01/26        1,020,950
  2,650   Fairfax Cnty, VA Park Auth Park Fac
          Rev...................................   6.625   07/15/20        2,840,535
  1,000   Greensville Cnty, VA Indl Dev Wheeling
          Steel Proj Ser A (a)..................   7.000   04/01/14        1,001,510
  6,000   Peninsula Ports Auth VA Rev Port Fac
          Zeigler Coal Rfdg (a).................   6.900   05/02/22        6,013,320
  1,500   Pittsylvania Cnty, VA Indl Dev Auth
          Rev Exempt Fac Ser A..................   7.450   01/01/09        1,638,570
                                                                      --------------
                                                                          22,903,835
                                                                      --------------
          WASHINGTON  1.6%
 11,460   Central Puget Sound, WA Regl Tran Auth
          Sales Tax & Motor Vehicle Excise Tax
          Rev (FGIC Insd).......................   4.750   02/01/28       10,709,370
  3,500   Spokane Cnty, WA Indl Dev Corp Solid
          Waste Disp Rev........................   7.600   03/01/27        3,826,690
  2,000   Tacoma, WA Hsg Auth Rev Hsg Wedgewood
          Homes Proj............................   6.000   04/01/28        1,979,940

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description                Coupon   Maturity    Market Value
------------------------------------------------------------------------------------
          WASHINGTON (CONTINUED)
$ 5,500   Washington St Pub Pwr Supply Comp
          Interest Ser C Rfdg (MBIA Insd).......  *        07/01/17   $    2,159,025
                                                                      --------------
                                                                          18,675,025
                                                                      --------------
          WISCONSIN  2.7%
    800   Baldwin, WI Hosp Rev Mtg Ser A........   6.125%  12/01/18          801,512
  2,590   Baldwin, WI Hosp Rev Mtg Ser A........   6.375   12/01/28        2,594,843
  3,250   Nekoosa, WI Pollutn Ctl Rev Nekoosa
          Papers Inc Proj Ser A.................   5.350   07/01/15        3,253,218
  1,000   Oconto Falls, WI Cmnty Dev Oconto
          Falls Tissue Inc Proj.................   7.750   12/01/22        1,063,840
  4,455   Southeast WI Prof Baseball Park Ser A
          Rfdg..................................   5.500   12/15/21        4,758,118
  3,970   Wisconsin St Hlth & Edl Fac Auth Rev
          Chippewa Vly Hosp Ser F Rfdg (b)......   9.500   11/15/12        4,444,018
  2,070   Wisconsin St Hlth & Edl Fac Auth Rev
          Eau Claire Manor......................   9.625   06/01/13        2,069,027
  1,115   Wisconsin St Hlth & Edl Fac Auth Rev
          Middleton Glen Inc Proj...............   5.750   10/01/18        1,084,460
  2,485   Wisconsin St Hlth & Edl Fac Auth Rev
          Spl Term Middleton Glen Inc Proj......   5.750   10/01/28        2,386,321
  1,500   Wisconsin St Hlth & Edl Facs Auth Rev
          Franciscan Sisters Christian Ser A....   5.500   02/15/28        1,475,385
  1,200   Wisconsin St Hlth & Edl Facs Auth Rev
          Middleton Glen Inc Proj...............   5.900   10/01/28        1,176,996
  3,500   Wisconsin St Hlth & Edl Facs Auth Rev
          Marquette Univ (MBIA Insd)............   4.750   06/01/28        3,267,145
  3,000   Wisconsin St Hlth & Edl Milwaukee
          Catholic Home Proj....................   7.500   07/01/26        3,272,160
                                                                      --------------
                                                                          31,647,043
                                                                      --------------
          PUERTO RICO  0.9%
  1,521   Centro de Recaudaciones de Ingresos
          Muni Ctfs Partn PR....................   6.850   10/17/03        1,588,201
 10,000   Puerto Rico Comwlth Hwy & Tran Auth
          Tran Rev Ser A........................   4.750   07/01/38        9,563,000
                                                                      --------------
                                                                          11,151,201
                                                                      --------------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Description                                                                Market Value
----------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  102.0%
  (Cost $1,146,816,409)................................................   $1,191,532,024
SHORT-TERM INVESTMENTS  0.2%
(Cost $3,178,571)......................................................        2,062,500
                                                                          --------------
TOTAL INVESTMENTS  102.2%
(Cost $1,149,994,980)..................................................    1,193,594,524
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.2%)..........................      (25,453,966)
                                                                          --------------
NET ASSETS  100.0%.....................................................   $1,168,140,558
                                                                          ==============

 * Zero coupon bond
(a) Securities purchased on a when issued or delayed delivery basis.
(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.
(c) Interest is accruing at less than the stated coupon.
(d) Non-Income producing security.
(e) Currently is a payment-in-kind security which will convert to a cash paying security with a higher coupon at a predetermined date.
(f) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(g) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.
(h) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

ACA-- American Capital Access
AMBAC-- AMBAC Indemnity Corporation
FGIC-- Financial Guaranty Insurance Company
FSA-- Financial Security Assurance Inc.
MBIA-- Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,149,994,980).....................    $1,193,594,524
Receivables:
  Interest..................................................        22,365,720
  Investments Sold..........................................         3,768,545
  Fund Shares Sold..........................................         3,588,852
  Variation Margin on Futures...............................            55,469
Other.......................................................            13,665
                                                                --------------
      Total Assets..........................................     1,223,386,775
                                                                --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................        29,400,771
  Bank Borrowings...........................................        19,460,522
  Income Distributions......................................         2,787,366
  Fund Shares Repurchased...................................         1,600,305
  Distributor and Affiliates................................           749,873
  Investment Advisory Fee...................................           465,960
Accrued Expenses............................................           485,334
Options at Market Value (Net premiums received of
  $147,570).................................................           126,562
Trustees' Deferred Compensation and Retirement Plans........           169,524
                                                                --------------
      Total Liabilities.....................................        55,246,217
                                                                --------------
NET ASSETS..................................................    $1,168,140,558
                                                                ==============
NET ASSETS CONSIST OF:
Capital.....................................................    $1,228,987,877
Net Unrealized Appreciation.................................        43,449,357
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (10,289,239)
Accumulated Net Realized Loss...............................       (94,007,437)
                                                                --------------
NET ASSETS..................................................    $1,168,140,558
                                                                ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $794,643,187 and 53,859,373 shares of
      beneficial interest issued and outstanding)...........    $        14.75
    Maximum sales charge (4.75%* of offering price).........               .74
                                                                --------------
    Maximum offering price to public........................    $        15.49
                                                                ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $300,729,048 and 20,392,654 shares of
      beneficial interest issued and outstanding)...........    $        14.75
                                                                ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $72,768,323 and 4,934,472 shares of
      beneficial interest issued and outstanding)...........    $        14.75
                                                                ==============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.................................................... $35,310,068
                                                             -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $925,599, $1,449,319 and $337,237,
  respectively).............................................   2,712,155
Investment Advisory Fee.....................................   2,683,074
Shareholder Services........................................     339,508
Legal.......................................................     172,725
Custody.....................................................      58,892
Trustees' Fees and Expenses.................................      18,507
Other.......................................................     559,514
                                                             -----------
    Total Operating Expenses................................   6,544,375
    Interest Expense........................................     115,514
                                                             -----------
NET INVESTMENT INCOME....................................... $28,650,179
                                                             ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $15,465)....................................... $ 3,351,450
  Options...................................................     426,063
  Futures...................................................  (2,186,589)
                                                             -----------
Net Realized Gain...........................................   1,590,924
                                                             -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................  68,326,173
                                                             -----------
  End of the Period:
    Investments.............................................  43,599,544
    Options.................................................      21,008
    Futures.................................................    (171,195)
                                                             -----------
                                                              43,449,357
                                                             -----------
Net Unrealized Depreciation During the Period............... (24,876,816)
                                                             -----------
NET REALIZED AND UNREALIZED LOSS............................ $(23,285,892)
                                                             ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.................. $ 5,364,287
                                                             ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

         For the Six Months Ended March 31, 1999, the Nine Months Ended September 30, 1998 and the Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                       Six Months Ended   Nine Months Ended       Year Ended
                                        March 31, 1999    September 30, 1998   December 31, 1997
------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................  $   28,650,179      $   42,155,106       $  53,336,303
Net Realized Gain/Loss................       1,590,924            (861,253)            391,354
Net Unrealized
  Appreciation/Depreciation During the
  Period..............................     (24,876,816)         17,628,426          24,022,309
                                        --------------      --------------       -------------
Change in Net Assets from
  Operations..........................       5,364,287          58,922,279          77,749,966
                                        --------------      --------------       -------------
Distributions from Net Investment
  Income..............................     (28,650,179)        (42,128,701)        (53,336,303)
Distributions in Excess of Net
  Investment Income...................      (1,269,402)                -0-            (664,960)
                                        --------------      --------------       -------------
Total Distributions from and in Excess
  of Net Investment Income*...........     (29,919,581)        (42,128,701)        (54,001,263)
                                        --------------      --------------       -------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES...............     (24,555,294)         16,793,578          23,748,703
                                        --------------      --------------       -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............     134,651,914         205,313,493         198,765,477
Net Asset Value of Shares Issued
  Through Dividend Reinvestment.......      13,317,742          18,455,824          23,168,036
Cost of Shares Repurchased............     (69,480,735)       (100,827,970)       (135,758,091)
                                        --------------      --------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS........................      78,488,921         122,941,347          86,175,422
                                        --------------      --------------       -------------
TOTAL INCREASE IN NET ASSETS..........      53,933,627         139,734,925         109,924,125
NET ASSETS:
Beginning of the Period...............   1,114,206,931         974,472,006         864,547,881
                                        --------------      --------------       -------------
End of the Period (Including
  accumulated distributions in excess
  of net investment income of
  $10,289,239, $9,019,837 and
  $9,046,242, respectively)...........  $1,168,140,558      $1,114,206,931       $ 974,472,006
                                        ==============      ==============       =============

                                       Six Months Ended   Nine Months Ended       Year Ended
       *Distributions by Class          March 31, 1999    September 30, 1998   December 31, 1997
------------------------------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares......................   $(21,444,278)       $(30,895,725)       $(41,926,549)
  Class B Shares......................     (6,878,801)         (9,369,462)        (10,667,625)
  Class C Shares......................     (1,596,502)         (1,863,514)         (1,407,089)
                                         ------------        ------------        ------------
                                         $(29,919,581)       $(42,128,701)       $(54,001,263)
                                         ============        ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                          Six Months        Nine Months              Year Ended December 31,
                            Ended              Ended          -------------------------------------
Class A Shares          March 31, 1999   September 30, 1998    1997      1996      1995      1994
---------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period...............     $15.076           $14.845         $14.474   $14.984   $13.848   $15.629
                            -------           -------         -------   -------   -------   -------
  Net Investment
    Income.............        .401              .643            .895      .963     1.024      .956
  Net Realized and
    Unrealized
    Gain/Loss..........      (.315)              .217            .376     (.513)    1.072    (1.717)
                            -------           -------         -------   -------   -------   -------
Total from Investment
  Operations...........        .086              .860           1.271      .450     2.096     (.761)
Less Distributions from
  and in Excess of Net
  Investment Income....        .408              .629            .900      .960      .960     1.020
                            -------           -------         -------   -------   -------   -------
Net Asset Value, End of
  the Period...........     $14.754           $15.076         $14.845   $14.474   $14.984   $13.848
                            =======           =======         =======   =======   =======   =======
Total Return (a).......        .53%*            6.00%*          9.05%     3.21%    15.52%    (4.93%)
Net Assets at End of
  the Period (In
  millions)............     $ 794.6           $ 771.4         $ 706.3   $ 671.9   $ 665.8   $ 603.0
Ratio of Expenses to
  Average Net Assets
  (b)..................        .93%              .92%            .94%      .99%      .95%      .87%
Ratio of Net Investment
  Income to Average Net
  Assets (b)...........       5.28%             5.66%           6.09%     6.60%     7.05%     6.48%
Portfolio Turnover.....         28%*              66%*            63%       59%       59%      101%

 *  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                        Six Months        Nine Months              Year Ended December 31,
                          Ended              Ended          -------------------------------------
   Class B Shares     March 31, 1999   September 30, 1998    1997      1996      1995      1994
-------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period.............     $15.071           $14.844         $14.474   $14.983   $13.850   $15.621
                          -------           -------         -------   -------   -------   -------
  Net Investment
    Income...........        .335              .545            .774      .843      .908      .841
  Net Realized and
    Unrealized
    Gain/Loss........       (.306)             .229            .384     (.506)    1.071    (1.718)
                          -------           -------         -------   -------   -------   -------
Total from Investment
  Operations.........        .029              .774           1.158      .337     1.979     (.877)
Less Distributions
  from and in Excess
  of Net Investment
  Income.............        .353              .547            .788      .846      .846      .894
                          -------           -------         -------   -------   -------   -------
Net Asset Value, End
  of the Period......     $14.747           $15.071         $14.844   $14.474   $14.983   $13.850
                          =======           =======         =======   =======   =======   =======
Total Return (a).....        .22%*            5.35%*          8.23%     2.40%    14.62%    (5.69%)
Net Assets at End of
  the Period (In
  millions)..........     $ 300.7           $ 279.6         $ 229.6   $ 173.8   $ 137.9   $ 112.4
Ratio of Expenses to
  Average Net Assets
  (b)................       1.70%             1.68%           1.71%     1.75%     1.70%     1.64%
Ratio of Net
  Investment Income
  to Average Net
  Assets (b).........       4.51%             4.90%           5.30%     5.84%     6.25%     5.70%
Portfolio Turnover...         28%*              66%*            63%       59%       59%      101%

 *  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                        Six Months        Nine Months              Year Ended December 31,
                          Ended              Ended          -------------------------------------
Class C Shares        March 31, 1999   September 30, 1998    1997      1996      1995      1994
-------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period.............     $15.069           $14.842         $14.474   $14.987   $13.846   $15.610
                          -------           -------         -------   -------   -------   -------
  Net Investment
    Income...........        .337              .549            .778      .851      .910      .824
  Net Realized and
    Unrealized
    Gain/Loss........       (.306)             .225            .378     (.518)    1.077    (1.694)
                          -------           -------         -------   -------   -------   -------
Total from Investment
  Operations.........        .031              .774           1.156      .333     1.987     (.870)
Less Distributions
  from and in Excess
  of Net Investment
  Income.............        .353              .547            .788      .846      .846      .894
                          -------           -------         -------   -------   -------   -------
Net Asset Value, End
  of the Period......     $14.747           $15.069         $14.842   $14.474   $14.987   $13.846
                          =======           =======         =======   =======   =======   =======
Total Return (a).....        .22%*            5.35%*          8.23%     2.33%    14.70%    (5.62%)
Net Assets at End of
  the Period (In
  millions)..........     $  72.8           $  63.2         $  38.6   $  18.8   $   9.5   $   7.6
Ratio of Expenses to
  Average Net
  Assets (b).........       1.69%             1.68%           1.71%     1.75%     1.69%     1.64%
Ratio of Net
  Investment Income
  to Average Net
  Assets (b).........       4.50%             4.90%           5.24%     5.84%     6.19%     5.71%
Portfolio Turnover...         28%*              66%*            63%       59%       59%      101%

 *  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free High Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $93,730,196 which expires between September 30, 1999 and September 30, 2006. Of this amount, $1,295,852 will expire on September 30, 1999. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes.

    At March 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $1,152,363,040, the aggregate gross unrealized appreciation is $69,056,544 and the aggregate gross unrealized depreciation is $27,825,060, resulting in net unrealized appreciation on long- and short-term investments of $41,231,484.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                         % PER
AVERAGE NET ASSETS                                       ANNUM
-----------------------------------------------------------------
First $500 million...................................   .50 of 1%
Over $500 million....................................   .45 of 1%

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $35,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $118,500 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 1999, the Fund recognized expenses of approximately $237,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $854,825,061, $301,172,344 and
$72,990,472 for Classes A, B and C, respectively. For the six months ended March 31, 1999, transactions were as follows:

                                            SHARES             VALUE
------------------------------------------------------------------------
Sales:
  Class A.............................     5,409,992       $  80,490,369
  Class B.............................     2,661,232          39,592,041
  Class C.............................       977,857          14,569,504
                                          ----------       -------------
Total Sales...........................     9,049,081       $ 134,651,914
                                          ==========       =============
Dividend Reinvestment:
  Class A.............................       649,593       $   9,657,868
  Class B.............................       186,585           2,772,394
  Class C.............................        59,733             887,480
                                          ----------       -------------
Total Dividend Reinvestment...........       895,911       $  13,317,742
                                          ==========       =============
Repurchases:
  Class A.............................    (3,364,694)      $ (50,039,278)
  Class B.............................    (1,009,886)        (15,013,672)
  Class C.............................      (297,821)         (4,427,785)
                                          ----------       -------------
Total Repurchases.....................    (4,672,401)      $ (69,480,735)
                                          ==========       =============

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $814,716,102, $273,821,581 and
$61,961,273 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                          SHARES             VALUE
----------------------------------------------------------------------
Sales:
  Class A.............................   7,418,156       $ 110,301,687
  Class B.............................   4,566,294          67,862,636
  Class C.............................   1,827,970          27,149,170
                                        ----------       -------------
Total Sales...........................  13,812,420       $ 205,313,493
                                        ==========       =============
Dividend Reinvestment:
  Class A.............................     923,639       $  13,739,535
  Class B.............................     245,550           3,652,560
  Class C.............................      71,508           1,063,729
                                        ----------       -------------
Total Dividend Reinvestment...........   1,240,697       $  18,455,824
                                        ==========       =============
Repurchases:
  Class A.............................  (4,753,839)      $ (70,664,021)
  Class B.............................  (1,723,537)        (25,610,245)
  Class C.............................    (306,853)         (4,553,704)
                                        ----------       -------------
Total Repurchases.....................  (6,784,229)      $(100,827,970)
                                        ==========       =============

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $761,338,901, $227,916,630 and
$38,302,078 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                            SHARES             VALUE
------------------------------------------------------------------------
Sales:
  Class A.............................     6,584,725       $  95,897,790
  Class B.............................     5,414,821          78,851,895
  Class C.............................     1,645,028          24,015,792
                                          ----------       -------------
Total Sales...........................    13,644,574       $ 198,765,477
                                          ==========       =============
Dividend Reinvestment:
  Class A.............................     1,260,959       $  18,367,805
  Class B.............................       276,853           4,036,121
  Class C.............................        52,358             764,110
                                          ----------       -------------
Total Dividend Reinvestment...........     1,590,170       $  23,168,036
                                          ==========       =============
Repurchases:
  Class A.............................    (6,688,927)      $ (97,347,533)
  Class B.............................    (2,235,801)        (32,600,924)
  Class C.............................      (397,427)         (5,809,634)
                                          ----------       -------------
Total Repurchases.....................    (9,322,155)      $(135,758,091)
                                          ==========       =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eight year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
             YEAR OF REDEMPTION                  CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended March 31, 1999 Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $169,700 and CDSC on redeemed shares of approximately $228,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the six months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $421,486,916 and $325,109,986, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

Transactions in options for the six months ended March 31, 1999, were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at September 30, 1998...............        750      $   9,550
Options Written and Purchased (Net).............      2,800        420,289
Options Terminated in Closing Transactions
  (Net).........................................     (1,750)       (28,794)
Options Expired (Net)...........................     (1,500)      (253,475)
                                                     ------      ---------
Outstanding at March 31, 1999...................        300      $ 147,570
                                                     ======      =========

    The description and market value of the option contract outstanding as of March 31, 1999 is as follows:

                                                         EXP.        MARKET
                                                        MONTH/        VALUE
            DESCRIPTION                 CONTRACTS    STRIKE PRICE   OF OPTION
-----------------------------------------------------------------------------
MUNICIPAL BOND FUTURES
June 1999 - Written Call............       300          Jun/128     $(126,562)
                                           ===          =======     =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 1999, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at September 31, 1998...........................      600
Futures Opened..............................................    6,181
Futures Closed..............................................   (5,756)
                                                              -------
Outstanding at March 31, 1999...............................    1,025
                                                              =======

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    The futures contracts outstanding as of March 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                               UNREALIZED
                                                             APPRECIATION/
                                                CONTRACTS    (DEPRECIATION)
---------------------------------------------------------------------------
Long Contracts -- U.S. Treasury Bond
  Futures-June 1999 (Current notional value
  $120,563 per contract)......................      425        $(525,709)
Short Contracts -- Municipal Bond Futures-June
  1999 (Current notional value $123,594 per
  contract)...................................      600          354,514
                                                  -----        ---------
                                                  1,025        $(171,195)
                                                  =====        =========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 1999 are payments retained by Van Kampen of approximately $1,331,700.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

fund complex, has entered into a $100 million revolving credit agreement which expires September 27, 1999. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of .45% above the federal funds rate. The interest rate in effect at March 31, 1999, was 5.575%. An annual facility fee of .06% is charged on the unused portion of the credit facility.

    The average daily balance of bank borrowings for the six months ended March 31, 1999 was approximately $4,289,900 with an average interest rate of 5.40%. At March 31, 1999, borrowings under this agreement represented 1.6% of the Fund's total assets.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                      VAN KAMPEN TAX FREE HIGH INCOME FUND

OFFICERS AND TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP G. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller
PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS
KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 18
Statement of Operations.......................... 19
Statement of Changes in Net Assets............... 20
Financial Highlights............................. 21
Notes to Financial Statements.................... 24

CAI SAR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                            Continued on page  2

MARKET REVIEW

    Most areas of the bond market were quite active during the reporting period, with U.S. Treasury bonds experiencing the greatest price appreciation. Intense demand, decreasing supply, and a flight to quality that included investors around the globe pushed the 30-year Treasury bond to its lowest yield ever in October 1998.

    At the same time, investors shied away from lower-rated securities, causing the prices of high-yield bonds to plummet. The high-yield market rebounded late in 1998 as investors saw that the economy was performing well and that the global financial crisis was on its way to recovery. The prices of most investment-grade bonds experienced similar though much less dramatic movement during this period. However, municipal bonds--particularly high-quality municipals--saw very little price movement during this time.

OUTLOOK

    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
    We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

                                           A SHARES  B SHARES  C SHARES
TOTAL RETURNS

Six-month total return based on NAV(1)...     0.71%     0.30%     0.35%
Six-month total return(2)................   (2.56%)   (2.65%)   (0.63%)
One-year total return(2).................     2.60%     2.22%     4.22%
Five-year average annual total
return(2)................................     6.57%     6.46%     6.48%
Ten-year average annual total
return(2)................................     7.54%       N/A       N/A
Life-of-Fund average annual total
return(2)................................     7.75%     5.23%     4.79%
Commencement date........................  12/13/85  05/01/93  08/13/93

DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     4.62%     4.07%     4.07%
Taxable equivalent distribution
rate(4)..................................     7.97%     7.02%     7.02%
SEC Yield(5).............................     3.69%     3.03%     3.02%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a combined federal and state income tax rate of 42%, which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 1999.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

No representation is made as to any insurer's ability to meet its commitments. The insurance does not remove market risk since it does not apply to the value of the securities in the Fund's portfolio, and the Fund's net asset value may fluctuate depending on changes in interest rates and other factors affecting the municipal credit market.

Income may subject certain individuals to the federal alternative minimum tax.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of Fund shares.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

We recently spoke with the management team of the Van Kampen California Insured Tax Free Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following interview discusses the Fund's performance during the six months ended March 31, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced significant volatility during the period, the municipal market remained relatively stable. For the majority of the six months, municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates and the 30-year U.S. Treasury bond reached its lowest yield on record. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.

    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. In 1998 we experienced the second-heaviest level of municipal issuance ever. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers financing special growth and expansion projects, as opposed to using municipal bonds to finance their regular operations.

    Nationally, the proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Fund because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 80 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors realized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.
    The California economy continued to show potency during the reporting period. Bond issuance in the state remained high in the fourth quarter of 1998 but tailed off considerably in the first quarter of 1999--reflecting a nationwide trend. Meanwhile, demand for California municipal bonds was strong.

   Q  HOW DID YOU MANAGE THE FUND'S PORTFOLIO DURING THE PAST SIX MONTHS?

   A Although California bond issuance decreased slightly, there continued to be ample opportunity to identify attractive new bonds to add to the portfolio, as the state remained the nation's largest issuer of municipal debt. And, because a significant percentage of California bonds come to market insured--56 percent of the state's municipal debt in 1998--there was a sufficient supply of bonds from which we could choose. This supply of insured bonds enabled us to keep the portfolio well diversified throughout the reporting period.
    We did not make major changes to the portfolio's sector allocation. As of March 31, 1999, the Fund's top five allocations by sector were tax district (24.8 percent); public education (16.4 percent); public building (13.4 percent); general purpose (11.6 percent); and water & sewer (10.4 percent). For additional Fund portfolio highlights please refer to page 9.

   Q  HOW WERE YOU ABLE TO ADD VALUE TO THE PORTFOLIO?

   A We were able to find the best relative value in bonds with maturities in the 20-year range, so whenever possible we sought to add these bonds to the portfolio. During the reporting period, we believed that municipals with shorter maturities were somewhat expensive when compared to Treasuries, so we avoided that area. In addition, we would have received little additional yield for assuming the increased interest rate risk associated with purchasing longer-maturity bonds.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund's total return during the six-month reporting period was 0.71 percent(1) (Class A shares at net asset value), while its distribution rate was 4.62 percent(3) as of March 31, 1999. By comparison, the Lehman
Brothers Municipal Bond Index produced a total return of 1.49 percent for the same period. This index is a broad-based index of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents. The Fund's distribution rate translates into a taxable-equivalent rate of 7.97 percent(4) for an investor in the 42 percent combined federal and state income tax bracket. The Fund's dividend remained unchanged at $0.0735 per Class A share during the period. Income may subject certain individuals to the federal alternative minimum tax. Past performance does not guarantee future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance continues to bolster the credit conditions of municipal issuers--a trend we expect to persist. As we mentioned earlier, economic strength has made issuers more likely to issue debt for special projects rather than for general operating financing. We believe that as long as municipalities remain economically healthy, this situation is likely to continue.
    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend, as municipal bond insurers have become more cautious as of late. If, as anticipated, this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.
    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.
    Although California's economic strength is expected to continue, the Asian economic crisis still looms and seems to be having a moderating effect on the state's growth. This is the case even in Silicon Valley, traditionally one of California's economic engines but which is particularly dependent on Asian demand. For the first time we are beginning to see signs of weakness in that region, although it is still enjoying remarkable growth. If the state begins to encounter economic difficulties, bond issuers--particularly small municipalities--might be forced to increase the number of insured bonds they offer in response to a heightened demand for quality. In the meantime, we remain optimistic but are on the lookout for signs of change.

[SIG]

Joseph A. Piraro

Portfolio Manager

[SIG]

Peter W. Hegel

Chief Investment Officer

Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
 TOP TEN HOLDINGS AS OF MARCH 31, 1999

                                                         PERCENTAGE OF FUND'S
                                                         LONG-TERM INVESTMENTS
San Joaquin Hills, CA Transportation Corridor Agency
  Toll Road Revenue ...................................          3.9%
South Orange County, CA Public Finance Authority
  Special Tax Revenue Senior Lien .....................          3.9%
Bakersfield, CA Certificates of Participation
  Convention Center Expansion Project .................          3.4%
San Jose, CA Finance Authority Revenue Convention
  Project .............................................          2.9%
Corona, CA Redevelopment Agency Tax Allocation
  Redevelopment Project Area A ........................          2.7%
Grossmont, CA Union High School District Certificates
  of Participation ....................................          2.2%
California Housing Finance Agency Revenue Home
  Mortgage ............................................          2.2%
California State ......................................          2.1%
Chino, CA Unified School District Certificates
  Participation Master Lease Program ..................          2.0%
Hayward, CA Certificates of Participation Civic Center
  Project .............................................          1.9%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AAA.......................  100.0%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

   AS OF MARCH 31, 1999                      AS OF SEPTEMBER 30, 1998
Tax District ..............  24.8%      Tax District ..............  16.1%
Public Education ..........  16.4%      Public Education ..........  11.9%
Public Building ...........  13.4%      Public Building ...........  11.5%
General Purpose ...........  11.6%      General Purpose ...........   9.6%
Water & Sewer .............  10.4%      Water & Sewer .............   8.0%

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS  97.7%
$ 2,000   Anaheim, CA Pub Fin Auth Tax Alloc
          Rev (Inverse Fltg) (MBIA Insd).......  9.320%      12/28/18    $  2,582,500
  1,000   Antioch Area Pub Fac Fin Agy CA Spl
          Tax Cmnty Fac Dist (FGIC Insd).......  5.000       08/01/18       1,001,550
  3,675   Bakersfield, CA Ctfs Partn Convention
          Cent Expansion Proj (MBIA Insd)......  5.800       04/01/17       3,937,432
  3,000   Bakersfield, CA Ctfs Partn Convention
          Cent Expansion Proj (MBIA Insd)......  5.875       04/01/22       3,246,180
  1,000   Banning, CA Ctfs Partn Administration
          Bldg Proj Ser A Rfdg (MBIA Insd).....  5.500       11/01/20       1,047,780
  3,000   Bay Area Govt Assn CA Rev Tax Alloc
          CA Redev Agy Pool Ser A2 (FSA Insd)
          (b)..................................  6.400       12/15/14       3,389,490
  1,000   Brea & Olinda, CA Uni Sch Dist Ctfs
          Partn Sr High Sch Pgm Ser A Rfdg (FSA
          Insd)................................  6.000       08/01/09       1,082,210
  1,125   California Cmnty College Fin Auth
          Lease Rev Ser A (MBIA Insd)..........  4.625       10/01/19       1,074,758
  1,000   California Edl Fac Auth Rev Loyola
          Marymount Univ Rfdg (MBIA Insd)......  5.000       10/01/17       1,007,720
  2,000   California Hlth Fac Fin Auth Rev
          Adventist Hlth Ser A Rfdg (MBIA Insd)
          (b)..................................  6.500       03/01/14       2,136,020
  1,625   California Hlth Fac Fin Auth Rev Insd
          Sutter Hlth Ser A Rfdg (FSA Insd)....  5.250       08/15/27       1,654,169
  2,000   California Hlth Fac Fin Auth Rev
          Kaiser Permanente Ser A (FSA Insd)...  5.550       08/15/25       2,054,700
  4,000   California Hsg Fin Agy Rev Home Mtg
          Ser A (MBIA Insd)....................  5.850       08/01/16       4,254,880
  1,000   California Hsg Fin Agy Rev Home Mtg
          Ser A (MBIA Insd) (a)................  *           02/01/16         420,140
     15   California Hsg Fin Agy Rev Hsg Ser B
          (MBIA Insd)..........................  8.625       08/01/15          15,567
  1,110   California Pub Cap Impt Fin Auth Rev
          Pooled Proj Ser B (BIGI Insd)........  8.100       03/01/18       1,131,134
  1,050   California Spl Dist Assn Fin Corp
          Ctfs Partn Spl Dists Fin Pgm Ser DD
          (FSA Insd)...........................  5.625       01/01/27       1,111,289
  1,250   California St (FGIC Insd)............  6.250       09/01/12       1,465,025

                                               See Notes to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$   240   California St (MBIA Insd)............  6.000%      10/01/14    $    260,657
  3,000   California St (FGIC Insd)............  4.500       12/01/21       2,788,140
  1,000   California St Univ Fresno Assn Inc
          Rev Auxiliary Residence Student Proj
          (MBIA Insd)..........................  6.250       02/01/17       1,105,490
  1,000   California Statewide Cmntys Dev Auth
          Ctfs Partn San Diego St Univ Fndtn
          Rfdg (AMBAC Insd)....................  5.250       03/01/22       1,017,360
  1,570   California Statewide Cmntys Dev Auth
          Rev Ctfs Partn Insd Children's Hosps
          Rfdg (MBIA Insd).....................  6.000       06/01/10       1,782,955
  2,000   Capistrano, CA Uni Sch Dist Cmnty Fac
          Dist Spl Tax (MBIA Insd) (a).........  5.000       09/01/18       2,009,420
  2,000   Castaic Lake Wtr Agy CA Ctfs Partn
          Wtr Sys Impt Proj Ser A Rfdg (MBIA
          Insd)................................  7.000       08/01/12       2,466,360
  1,205   Channel Islands Beach CA Cmnty Svcs
          Dist Ctfs Partn (FSA Insd)...........  5.700       09/01/21       1,289,663
  1,105   Chino, CA Ctfs Partn Redev Agy (MBIA
          Insd)................................  6.200       09/01/18       1,216,539
  2,350   Chino, CA Uni Sch Dist Ctfs Partn
          Master Lease Pgm (FSA Insd)..........  6.250       03/01/09       2,635,948
  1,500   Chino, CA Uni Sch Dist Ctfs Partn
          Master Lease Pgm (FSA Insd)..........  6.000       03/01/14       1,644,975
  1,000   Clovis, CA Pub Fin Auth Refuse Disp
          Rev Ldfill Improv Proj Rfdg (AMBAC
          Insd)................................  5.000       09/01/18       1,004,550
    290   Colton, CA Jt Uni Sch Dist Cmnty Fac
          Dist Spl Tax Southridge Vlg Rfdg (FSA
          Insd)................................  5.900       09/01/14         290,664
  2,000   Colton, CA Pub Fin Auth Rev Tax Alloc
          Ser A (MBIA Insd)....................  5.000       08/01/18       2,009,320
     20   Concord, CA Redev Agy Tax Alloc Cent
          Concord Redev Proj Ser 3 (BIGI
          Insd)................................  8.000       07/01/18          20,430
  1,550   Contra Costa, CA Wtr Auth Wtr
          Treatment Rev Ser A Rfdg (FGIC
          Insd)................................  5.750       10/01/14       1,668,203
  1,500   Corona, CA Pub Fin Auth Wtr Rev (FGIC
          Insd)................................  4.750       09/01/18       1,465,530
  5,165   Corona, CA Redev Agy Tax Alloc Redev
          Proj Area A Ser A Rfdg (FGIC Insd)...  6.250       09/01/13       5,772,817
  3,000   East Bay, CA Muni Util Dist Wtr Sys
          Rev (MBIA Insd)......................  4.750       06/01/28       2,856,600

                                               See Notes to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 1,150   El Centro, CA Redev Agy Tax El Centro
          Redev Proj Rfdg (MBIA Insd)..........  5.500%      11/01/26    $  1,208,949
  1,000   El Monte, CA Ctfs Partn Dept Pub
          Social Svcs Fac (AMBAC Insd).........  5.000       06/01/19         994,280
  1,000   El Monte, CA Ctfs Partn Dept Pub
          Social Svcs Fac (AMBAC Insd).........  4.750       06/01/30         950,070
  2,000   Fairfield Suisun, CA Swr Dist Swr Rev
          Ser A Rfdg (MBIA Insd) (b)...........  6.250       05/01/16       2,134,120
  1,000   Folsom, CA Pub Fin Auth Rev Rfdg
          (AMBAC Insd).........................  6.000       10/01/12       1,082,640
  1,400   Folsom, CA Pub Fin Auth Rev Rfdg
          (AMBAC Insd).........................  6.000       10/01/19       1,515,696
  2,000   Folsom, CA Spl Tax Cmnty Fac Dist No
          2 Rfdg (Connie Lee Insd).............  5.250       12/01/19       2,048,280
  1,250   Fresno, CA Jt Pwrs Fin Auth Lease Rev
          (AMBAC Insd).........................  4.750       09/01/18       1,221,275
  1,745   Gilroy, CA Uni Sch Dist Ctfs Partn
          Measure J Cap Projs Rfdg (FSA
          Insd)................................  5.875       09/01>/06      1,935,990
  1,810   Gilroy, CA Uni Sch Dist Ctfs Partn
          Measure J Cap Projs Rfdg (FSA
          Insd)................................  6.250       09/01/12       2,018,331
    725   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd) (a)...............  5.750       02/01/18         797,812
    815   Golden West Schs Fin Auth CA Rev Ser
          A Rfdg (MBIA Insd) (a)...............  5.800       02/01/20         902,661
 20,000   Grossmont, CA Union High Sch Dist
          Ctfs Partn (MBIA Insd)...............  *           11/15/21       4,691,600
  4,000   Hayward, CA Ctfs Partn Civic Cent
          Proj (MBIA Insd).....................  5.250       08/01/26       4,072,080
  1,250   Hemet, CA Uni Sch Dist Ctfs Partn
          Nutrition Cent Proj (FSA Insd).......  5.875       04/01/27       1,361,175
  1,545   Imperial, CA Irrig Dist Elec Rev Sys
          Rfdg (MBIA Insd).....................  5.000       11/01/18       1,551,875
  1,000   Inglewood, CA Redev Agy Tax Alloc
          Merged Redev Proj Ser A Rfdg (AMBAC
          Insd)................................  5.250       05/01/23       1,036,870

                                               See Notes to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 1,000   Kern, CA Cmnty College Dist Ctfs Part
          Rfdg (MBIA Insd).....................  5.000%      01/01/18    $  1,004,140
  1,000   Lancaster, CA Redev Agy Lease Rev Pub
          Cap Impt Proj Rfdg (AMBAC Insd)......  5.000       12/01/28         985,480
  2,600   Lancaster, CA Redev Agy Tax Alloc
          Amargosa Redev Proj Rfdg (AMBAC
          Insd)................................  5.000       02/01/19       2,598,206
  1,225   Lincoln, CA Uni Sch Dist (MBIA
          Insd)................................  5.600       09/01/26       1,292,314
  1,835   Local Govt Fin Auth CA Rev Cap Apprec
          San Francisco Redev (Prerefunded @
          08/01/04) (MBIA Insd)................  *           08/01/08       1,177,006
    850   Loma Linda, CA Hosp Rev Loma Linda
          Univ Med Cent Proj B Rfdg (AMBAC
          Insd)................................  7.000       12/01/15         886,984
  1,535   Long Beach, CA Redev Agy Tax Alloc
          Sub Redev Proj Rfdg (AMBAC Insd).....  5.125       04/01/20       1,533,035
  1,000   Los Angeles Cnty, CA Ctfs Partn
          Disney Parking Proj Rfdg (AMBAC
          Insd)................................  4.750       03/01/23         956,570
  1,000   Los Angeles Cnty, CA Metro Tran Auth
          Sales Tax Rev First Tier Prop A Ser A
          Rfdg (FSA Insd) (a)..................  5.000       07/01/19       1,001,290
    626   Los Angeles Cnty, CA Tran Comm Lease
          Rev Dia RR Lease Ltd (FSA Insd)......  7.375       12/15/06         679,154
  2,380   Los Angeles, CA Mtg Rev FHA Security
          8 Asstd Proj Ser A Rfdg (MBIA
          Insd)................................  6.100       07/01/25       2,476,104
    500   M-S-R Pub Pwr Agy CA San Juan Proj
          Rev Ser E (MBIA Insd)................  6.000       07/01/22         522,430
  2,000   Madera Cnty, CA Ctfs Partn Vly
          Childrens Hosp Proj (MBIA Insd)......  5.000       03/15/23       1,976,560
  1,250   North City West, CA Sch Fac Fin Auth
          Spl Tax Ser B Rfdg (FSA Insd)........  5.750       09/01/15       1,358,488
  1,640   North City West, CA Sch Fac Fin Auth
          Spl Tax Ser B Rfdg (FSA Insd)........  6.000       09/01/19       1,788,354
    500   Northern CA Pwr Agy Pub Pwr Rev
          Combustion Turbine Proj 1 Ser A Rfdg
          (Prerefunded @ 08/15/99) (MBIA
          Insd)................................  6.000       08/15/10         505,655
    400   Northern CA Pwr Agy Pub Pwr Rev Hydro
          Elec Proj 1 Ser A Rfdg (Prerefunded @
          07/01/21) (AMBAC Insd)...............  7.500       07/01/23         525,820

                                               See Notes to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 2,760   Oakland, CA Uni Sch Dist Alameda Cnty
          Cap Apprec Ser A (Prerefunded @
          08/01/06) (FGIC Insd)................  *           08/01/13    $  1,349,336
  3,475   Oakland, CA Uni Sch Dist Alameda Cnty
          Cap Apprec Ser A (Prerefunded @
          08/01/06) (FGIC Insd)................  *           08/01/14       1,590,542
  1,220   Oceanside, CA Cmnty Dev Mtg FHA North
          River Club Ser A Rfdg (MBIA Insd)....  5.850%      07/01/16       1,279,804
  1,000   Pajaro Vly, CA Unified Sch Dist Ctfs
          Partn Sch Fac Brdg Fdg Pgm (FSA
          Insd)................................  5.850       09/01/32       1,090,110
  3,000   Palm Desert, CA Fin Auth Tax Alloc
          Rev (Inverse Fltg) (MBIA Insd).......  9.105       04/01/22       3,536,250
  1,000   Palmdale, CA Wtr Dist Rev Ctfs Partn
          Rfdg (FGIC Insd).....................  5.000       10/01/18       1,003,040
  4,000   Pasadena, CA Elec Rev Ser 1998 Rfdg
          (MBIA Insd)..........................  4.750       08/01/24       3,837,560
  1,000   Perris, CA Sch Dist Ctfs Partn Rfdg
          (FSA Insd)...........................  6.100       03/01/16       1,095,280
  1,000   Pinole, CA Redev Agy Tax Alloc Pinole
          Vista Redev Proj A Rfdg (MBIA
          Insd)................................  5.000       08/01/17       1,005,950
  1,000   Pittsburg, CA Uni Sch Dist Ctfs Partn
          (Prerefunded @ 09/01/03) (AMBAC
          Insd)................................  6.300       09/01/15       1,126,040
  1,250   Placer Cnty, CA Ctfs Partn Juvenile
          Detention Fac Rfdg (MBIA Insd).......  5.000       07/01/25       1,236,388
  1,360   Port Hueneme, CA Ctfs Partn Cap Impt
          Pgm Rfdg (MBIA Insd).................  6.000       04/01/19       1,540,921
  1,000   Rancho Cucamonga, CA Redev Agy Tax
          Alloc Rancho Redev Proj (MBIA
          Insd)................................  7.125       09/01/19       1,035,420
  1,235   Rancho Cucamonga, CA Redev Agy Tax
          Alloc Rancho Redev Proj (MBIA
          Insd)................................  6.750       09/01/20       1,276,842
  1,680   Rancho, CA Wtr Dist Spl Tax Cmnty Fac
          Dist 883 Ser A Rfdg (AMBAC Insd).....  6.000       09/01/17       1,829,033
  1,000   Redding, CA Elec Sys Rev Ctfs Partn
          (Inverse Fltg) (MBIA Insd)...........  9.319       07/08/22       1,303,750
  2,000   Redlands, CA Redev Agy Tax Alloc
          Redev Proj Ser A Rfdg (MBIA Insd)....  4.750       08/01/21       1,923,940

                                               See Notes to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 2,000   Rialto, CA Spl Tax Cmnty Fac Dist
          87-1 Rfdg (FSA Insd).................  5.625%      09/01/18    $  2,126,080
  1,000   Richgrove Elem Sch Dist CA Ctfs Partn
          Construction Refin Proj (FSA Insd)...  5.300       12/01/28       1,031,150
  3,000   Riverside Cnty, CA Ctfs Partn
          Historic Courthouse Proj (MBIA
          Insd)................................  5.875       11/01/27       3,278,940
  1,070   Riverside, CA Elec Rev Rfdg (AMBAC
          Insd)................................  5.000       10/01/18       1,075,115
  2,870   Riverside, CA Redev Agy Tax Alloc
          Casa Blanca Redev Ser A (AMBAC Insd)
          (a)..................................  5.000       08/01/25       2,830,509
  1,755   Rohnert Pk CA Cmnty Dev Agy Tax Alloc
          Rohnert Redev Proj (MBIA Insd).......  *           08/01/31         324,921
  1,755   Rohnert Pk CA Cmnty Dev Agy Tax Alloc
          Rohnert Redev Proj (MBIA Insd).......  *           08/01/33         291,172
  1,755   Rohnert Pk CA Cmnty Dev Agy Tax Alloc
          Rohnert Redev Proj (MBIA Insd).......  *           08/01/35         260,389
  1,000   Roseville, CA Fin Auth Loc Agy Rev
          Northeast Cmnty Fac Dist Bond Ser A
          Rfdg (FSA Insd)......................  5.000       09/01/21         994,750
  1,000   Sacramento Cnty, CA Arpt Sys Rev Pfc
          Sub Ser B Rfdg (FGIC Insd)...........  5.000       07/01/18       1,002,910
  2,000   Sacramento, CA Muni Util Dist Elec
          Rev Ser A Rfdg (MBIA Insd)...........  5.750       08/15/13       2,114,140
  1,000   Salinas, CA San Swr Sys Rev (FGIC
          Insd)................................  5.000       08/01/20         996,680
  2,500   San Bernardino Cnty, CA Ctfs Partn
          Ser B (Embedded Swap) (MBIA Insd)....  7.700       07/01/16       2,687,950
  2,000   San Diego Cnty, CA Wtr Rev Ctfs Ser A
          (FGIC Insd)..........................  4.750       05/01/18       1,954,520
  1,000   San Diego, CA Indl Dev Rev San Diego
          Gas & Elec Ser A (MBIA Insd).........  6.400       09/01/18       1,093,870
  3,000   San Diego, CA Pub Fac Fin Auth Swr
          Rev Ser A (FGIC Insd)................  5.000       05/15/29       2,965,290
  1,000   San Dimas, CA Redev Agy Tax Alloc
          Creative Growth Ser A (FSA Insd).....  5.000       09/01/16       1,013,430
  1,110   San Francisco, CA St Bldg Auth Lease
          Rev (AMBAC Insd).....................  5.250       12/01/16       1,149,494

                                               See Notes to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 1,000   San Gabriel, CA Uni Sch Dist Ctfs
          Partn (FSA Insd).....................  6.000%      09/01/15    $  1,087,550
  7,050   San Joaquin Hills, CA Tran Corridor
          Agy Toll Rd Rev Ser A Rfdg (MBIA
          Insd)................................  5.375       01/15/29       7,299,076
  5,000   San Joaquin Hills, CA Trns Corridor
          Agy Toll Rd Rev Cap Apprec Ser A Rfdg
          (MBIA Insd)..........................  *           01/15/30       1,011,250
  5,750   San Jose, CA Fin Auth Rev Convention
          Proj Ser C (FSA Insd)................  6.375       09/01/13       6,204,997
  1,750   San Jose, CA Redev Agy Tax Alloc
          Merged Area Redev Proj (AMBAC
          Insd)................................  5.000       08/01/31       1,729,140
  2,000   Santa Ana, CA Uni Sch Dist Ctfs Part
          Fin Proj Ser A (FSA Insd)............  5.000       04/01/18       2,009,240
  2,000   Santa Clara Cnty, CA Fin Auth Lease
          Rev Ser A Rfdg (AMBAC Insd)..........  5.750       11/15/13       2,237,080
  1,000   Santa Clara Cnty, CA Fin Auth Lease
          Rev VMC Fac Replacement Proj Ser A
          (Prerefunded @ 11/15/04) (AMBAC Insd)
          (b)..................................  6.875       11/15/14       1,174,660
  1,000   Santa Clara, CA Redev Agy Tax Alloc
          Bayshore North Proj Rfdg (AMBAC
          Insd)................................  7.000       07/01/10       1,205,520
  1,000   Santa Fe Springs, CA Cmnty Dev Commn
          Tax Alloc Cons Redev Proj Ser A Rfdg
          (MBIA Insd)..........................  5.000       09/01/17       1,006,010
  1,000   Shasta Lake, CA Ctfs Partn (FSA
          Insd)................................  6.000       04/01/16       1,092,040
  1,990   South Cnty, CA Regl Wastewtr Auth Rev
          Regl Wastewtr Fac Proj Ser A (FGIC
          Insd)................................  6.000       08/01/14       2,155,289
  3,735   South Orange Cnty, CA Pub Fin Auth
          Spl Tax Rev Sr Lien Ser A Rfdg (MBIA
          Insd)................................  7.000       09/01/08       4,542,918
  3,000   South Orange Cnty, CA Pub Fin Auth
          Spl Tax Rev Sr Lien Ser A Rfdg (MBIA
          Insd)................................  7.000       09/01/09       3,684,150
  1,050   Stockton, CA Rev Ctfs Partn Wastewtr
          Treatment Plant Expansion Ser A
          (Prerefunded @ 09/01/04) (FGIC
          Insd)................................  6.400       09/01/07       1,206,020
  1,015   Stockton, CA Rev Ctfs Partn Wastewtr
          Treatment Plant Expansion Ser A
          (Prerefunded @ 09/01/04) (FGIC
          Insd)................................  6.500       09/01/08       1,170,762
    570   Temecula Vly, CA Uni Sch Dist Ctfs
          Partn Rfdg (FSA Insd)................  6.000       09/01/18         621,562

                                               See Notes to Financial Statements

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS
          (CONTINUED)
$ 2,000   Torrance, CA Hosp Rev Torrance Mem
          Hosp Rfdg (MBIA Insd)................  6.750%      01/01/12    $  2,035,000
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  97.7%
  (Cost $197,065,294)................................................     212,433,239
SHORT-TERM INVESTMENTS  4.7%
  (Cost $10,200,000).................................................      10,200,000
                                                                         ------------
TOTAL INVESTMENTS  102.4%
  (Cost $207,265,294)................................................     222,633,239
LIABILITIES IN EXCESS OF OTHER ASSETS  (2.4%)........................      (5,177,871)
                                                                         ------------
NET ASSETS  100.0%...................................................    $217,455,368
                                                                         ============

 * Zero coupon bond
(a) Securities purchased on a when issued or delayed delivery basis.
(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $207,265,294).......................    $222,633,239
Cash........................................................          86,828
Receivables:
  Interest..................................................       2,192,944
  Fund Shares Sold..........................................         272,416
Other.......................................................          16,964
                                                                ------------
      Total Assets..........................................     225,202,391
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       5,931,596
  Fund Shares Repurchased...................................       1,056,382
  Income Distributions......................................         323,472
  Distributor and Affiliates................................         152,109
  Investment Advisory Fee...................................          85,910
Trustees' Deferred Compensation and Retirement Plans........         158,215
Accrued Expenses............................................          39,339
                                                                ------------
      Total Liabilities.....................................       7,747,023
                                                                ------------
NET ASSETS..................................................    $217,455,368
                                                                ============
NET ASSETS CONSIST OF:
Capital.....................................................    $203,750,456
Net Unrealized Appreciation.................................      15,367,945
Accumulated Distributions in Excess of Net Investment
  Income....................................................         (40,713)
Accumulated Net Realized Loss...............................      (1,622,320)
                                                                ------------
NET ASSETS..................................................    $217,455,368
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $163,439,804 and 8,854,508 shares of
    beneficial interest issued and outstanding).............    $      18.46
    Maximum sales charge (3.25%* of offering price).........             .62
                                                                ------------
    Maximum offering price to public........................    $      19.08
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $46,420,050 and 2,516,943 shares of
    beneficial interest issued and outstanding).............    $      18.44
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,595,514 and 411,946 shares of
    beneficial interest issued and outstanding).............    $      18.44
                                                                ============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $      5,507,247
                                                              ----------------
EXPENSES:
Investment Advisory Fee.....................................           484,867
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $187,499, $218,027 and $30,304,
  respectively).............................................           435,830
Shareholder Services........................................            69,119
Trustees' Fees and Expenses.................................            11,244
Legal.......................................................            10,692
Custody.....................................................             2,586
Insurance...................................................             1,885
Other.......................................................            93,793
                                                              ----------------
    Total Expenses..........................................         1,110,016
                                                              ----------------
NET INVESTMENT INCOME.......................................  $      4,397,231
                                                              ================
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $        485,442
  Futures...................................................            80,325
                                                              ----------------
Net Realized Gain...........................................           565,767
                                                              ----------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................        19,038,988
  End of the Period:
    Investments.............................................        15,367,945
                                                              ----------------
Net Unrealized Depreciation During the Period...............        (3,671,043)
                                                              ----------------
NET REALIZED AND UNREALIZED LOSS............................  $     (3,105,276)
                                                              ================
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $      1,291,955
                                                              ================

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

         For the Six Months Ended March 31, 1999, the Nine Months Ended September 30, 1999 and the Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                      Six Months Ended   Nine Months Ended       Year Ended
                                       March 31, 1999    September 30, 1998   December 31, 1997
-----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................   $  4,397,231        $  6,106,945        $  8,171,627
Net Realized Gain....................        565,767           1,695,395           1,186,738
Net Unrealized
  Appreciation/Depreciation During
  the Period.........................     (3,671,043)          3,409,163           4,996,359
                                        ------------        ------------        ------------
Change in Net Assets from
  Operations.........................      1,291,955          11,211,503          14,354,724
                                        ------------        ------------        ------------
Distributions from Net Investment
  Income.............................     (4,649,766)         (6,340,558)         (7,894,819)
Distributions in Excess of Net
  Investment Income..................        (40,713)                -0-                 -0-
                                        ------------        ------------        ------------
Total Distributions from and in
  Excess of Net Investment Income*...     (4,690,479)         (6,340,558)         (7,894,819)
                                        ------------        ------------        ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES..............     (3,398,524)          4,870,945           6,459,905
                                        ------------        ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............     56,602,823          29,485,437          21,168,004
Net Asset Value of Shares Issued
  Through Dividend Reinvestment......      2,804,940           3,827,238           4,809,591
Cost of Shares Repurchased...........    (34,448,004)        (17,753,835)        (30,260,768)
                                        ------------        ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.......................     24,959,759          15,558,840          (4,283,173)
                                        ------------        ------------        ------------
TOTAL INCREASE IN NET ASSETS.........     21,561,235          20,429,785           2,176,732
NET ASSETS:
Beginning of the Period..............    195,894,133         175,464,348         173,287,616
                                        ------------        ------------        ------------
End of the Period (Including
  accumulated undistributed net
  investment income of $(40,713),
  $252,535 and $486,148,
  respectively)......................   $217,455,368        $195,894,133        $175,464,348
                                        ============        ============        ============
      * DISTRIBUTIONS BY CLASS
Distributions from and in Excess of
Net Investment Income:
Class A Shares.......................   $ (3,685,610)       $ (5,158,867)       $ (6,593,552)
Class B Shares.......................       (882,120)         (1,050,450)         (1,190,355)
Class C Shares.......................       (122,749)           (131,241)           (110,912)
                                        ------------        ------------        ------------
                                        $ (4,690,479)       $ (6,340,558)       $ (7,894,819)
                                        ============        ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                             Six Months Ended   Nine Months Ended    -------------------------------------
Class A Shares                March 31, 1999    September 30, 1998    1997      1996      1995      1994
----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period................         $18.768             $18.294         $17.605   $17.736   $15.802   $18.286
                                 -------             -------         -------   -------   -------   -------
Net Investment Income...            .415                .638            .880      .857      .884      .912
Net Realized and
  Unrealized
  Gain/Loss.............           (.284)               .498            .658     (.145)    1.938    (2.484)
                                 -------             -------         -------   -------   -------   -------
Total from Investment
  Operations............            .131               1.136           1.538      .712     2.822    (1.572)
Less Distributions from
  and in Excess of Net
  Investment Income.....            .441                .662            .849      .843      .888      .912
                                 -------             -------         -------   -------   -------   -------
Net Asset Value, End of
  the Period............         $18.458             $18.768         $18.294   $17.605   $17.736   $15.802
                                 =======             =======         =======   =======   =======   =======
Total Return* (a).......            .71%**             6.38%**         8.93%     4.20%    18.28%    (8.75%)
Net Assets at End of the
  Period (In
  millions).............         $ 163.4             $ 151.0         $ 140.7   $ 142.5   $ 147.6   $ 130.3
Ratio of Expenses to
  Average Net Assets*...            .90%                .88%            .96%     1.02%      .89%      .78%
Ratio of Net Investment
  Income to Average Net
  Assets*...............           4.49%               4.66%           4.96%     4.94%     5.23%     5.46%
Portfolio Turnover......             18%**               21%**           46%       35%       42%       56%
* If certain expenses had
  not been reimbursed by
  Van Kampen, total return
  would have been lower and
  the ratios would have been
  as follows:
Ratio of Expenses to
  Average Net Assets....             N/A                 N/A             N/A     1.03%     1.05%     1.08%
Ratio of Net Investment
  Income to Average Net
  Assets................             N/A                 N/A             N/A     4.94%     5.07%     5.16%

** Non-Annualized.

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                           Six Months Ended   Nine Months Ended    -------------------------------------
    Class B Shares          March 31, 1999    September 30, 1998    1997      1996      1995      1994
--------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period..............         $18.758             $18.289         $17.603   $17.736   $15.805   $18.266
                               -------             -------         -------   -------   -------   -------
Net Investment
  Income..............            .343                .526            .741      .720      .766      .785
Net Realized and
  Unrealized
  Gain/Loss...........           (.283)               .506            .662     (.142)    1.926    (2.482)
                               -------             -------         -------   -------   -------   -------
Total from Investment
  Operations..........            .060               1.032           1.403      .578     2.692    (1.697)
Less Distributions
  from and in Excess
  of Net Investment
  Income..............            .375                .563            .717      .711      .761      .764
                               -------             -------         -------   -------   -------   -------
Net Asset Value, End
  of the Period.......         $18.443             $18.758         $18.289   $17.603   $17.736   $15.805
                               =======             =======         =======   =======   =======   =======
Total Return* (a).....            .30%**             5.76%**         8.19%     3.35%    17.33%    (9.39%)
Net Assets at End of
  the Period (In
  millions)...........         $  46.4             $  40.1         $  31.0   $  28.6   $  24.6   $  17.1
Ratio of Expenses to
  Average Net
  Assets*.............           1.66%               1.64%           1.72%     1.79%     1.61%     1.52%
Ratio of Net
  Investment Income to
  Average Net
  Assets*.............           3.72%               3.89%           4.18%     4.17%     4.51%     4.71%
Portfolio Turnover....             18%**               21%**           46%       35%       42%       56%
* If certain expenses had
  not been reimbursed by
  Van Kampen, total return
  would have been lower and
  the ratios would have been
  as follows:
Ratio of Expenses to
  Average Net
  Assets..............             N/A        N/A.........             N/A     1.79%     1.77%     1.82%
Ratio of Net
  Investment Income to
  Average Net
  Assets..............             N/A        N/A.........             N/A     4.16%     4.35%     4.41%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                           Six Months Ended   Nine Months Ended    -------------------------------------
Class C Shares              March 31, 1999    September 30, 1998    1997      1996      1995      1994
--------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period..............         $18.754             $18.286         $17.602   $17.736   $15.798   $18.257
                               -------             -------         -------   -------   -------   -------
Net Investment
  Income..............            .352                .529            .727      .722      .758      .773
Net Realized and
  Unrealized
  Gain/Loss...........           (.293)               .502            .674     (.145)    1.941    (2.468)
                               -------             -------         -------   -------   -------   -------
Total from Investment
  Operations..........            .059               1.031           1.401      .577     2.699    (1.695)
Less Distributions
  from and in Excess
  of Net Investment
  Income..............            .375                .563            .717      .711      .761      .764
                               -------             -------         -------   -------   -------   -------
Net Asset Value, End
  of the Period.......         $18.438             $18.754         $18.286   $17.602   $17.736   $15.798
                               =======             =======         =======   =======   =======   =======
Total Return* (a).....            .35%**              5.70**         8.19%     3.35%    17.40%    (9.40%)
Net Assets at End of
  the Period (In
  millions)...........         $   7.6             $   4.8         $   3.8   $   2.2   $   1.8   $   2.8
Ratio of Expenses to
  Average Net
  Assets*.............           1.65%               1.63%           1.71%     1.79%     1.60%     1.51%
Ratio of Net
  Investment Income to
  Average Net
  Assets*.............           3.69%               3.87%           4.15%     4.16%     4.50%     4.71%
Portfolio Turnover....             18%**               21%**           46%       35%       42%       56%
*If certain expenses had
 not been reimbursed by
 Van Kampen, total return
 would have been lower and
 the ratios would have been
 as follows:
Ratio of Expenses to
  Average Net
  Assets..............             N/A                 N/A             N/A     1.80%     1.75%     1.82%
Ratio of Net
  Investment Income to
  Average Net
  Assets..............             N/A                 N/A             N/A     4.16%     4.34%     4.39%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $2,188,087, which will expire between September 30, 2002 and September 30, 2003.

    At March 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $207,265,294; the aggregate gross unrealized appreciation is $15,616,202 and the aggregate gross unrealized depreciation is $248,257, resulting in net unrealized appreciation on long- and short-term investments of $15,367,945.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. INSURANCE EXPENSE--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
----------------------------------------------------------------------
First $100 million....................................     .500 of 1%
Next $150 million.....................................     .450 of 1%
Next $250 million.....................................     .425 of 1%
Over $500 million.....................................     .400 of 1%

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $5,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $45,500 representing Van Kampen Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 1999, the Fund recognized expenses of approximately $49,100. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At March 31, 1999, capital aggregated $150,618,131, $45,273,695 and
$7,858,630 for Classes A, B and C, respectively. For the six months ended March 31, 1999, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................   2,401,190    $ 44,517,630
  Class B.....................................     484,610       9,002,979
  Class C.....................................     166,156       3,082,214
                                                ----------    ------------
Total Sales...................................   3,051,956    $ 56,602,823
                                                ==========    ============
Dividend Reinvestment:
  Class A.....................................     116,239    $  2,158,370
  Class B.....................................      30,682         569,233
  Class C.....................................       4,170          77,337
                                                ----------    ------------
Total Dividend Reinvestment...................     151,091    $  2,804,940
                                                ==========    ============
Repurchases:
  Class A.....................................  (1,706,181)   $(31,624,664)
  Class B.....................................    (138,955)     (2,575,570)
  Class C.....................................     (13,352)       (247,770)
                                                ----------    ------------
Total Repurchases.............................  (1,858,488)   $(34,448,004)
                                                ==========    ============

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $135,566,795, $38,277,053 and
$4,946,849 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                 SHARES         VALUE
-------------------------------------------------------------------------
Sales:
  Class A.....................................    896,618    $ 16,459,740
  Class B.....................................    595,781      10,920,471
  Class C.....................................    114,887       2,105,226
                                                ---------    ------------
Total Sales...................................  1,607,286    $ 29,485,437
                                                =========    ============
Dividend Reinvestment:
  Class A.....................................    167,488    $  3,075,115
  Class B.....................................     37,047         680,216
  Class C.....................................      3,916          71,907
                                                ---------    ------------
Total Dividend Reinvestment...................    208,451    $  3,827,238
                                                =========    ============
Repurchases:
  Class A.....................................   (709,317)   $(13,003,362)
  Class B.....................................   (188,629)     (3,456,135)
  Class C.....................................    (70,739)     (1,294,338)
                                                ---------    ------------
Total Repurchases.............................   (968,685)   $(17,753,835)
                                                =========    ============

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $129,035,302, $30,132,501 and
$4,064,054 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                  SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................     692,287    $ 12,283,098
  Class B.....................................     403,552       7,140,419
  Class C.....................................      97,375       1,744,487
                                                ----------    ------------
Total Sales...................................   1,193,214    $ 21,168,004
                                                ==========    ============
Dividend Reinvestment:
  Class A.....................................     224,209    $  3,981,636
  Class B.....................................      43,062         765,183
  Class C.....................................       3,529          62,772
                                                ----------    ------------
Total Dividend Reinvestment...................     270,800    $  4,809,591
                                                ==========    ============
Repurchases:
  Class A.....................................  (1,319,813)   $(23,254,943)
  Class B.....................................    (375,548)     (6,651,902)
  Class C.....................................     (20,021)       (353,923)
                                                ----------    ------------
Total Repurchases.............................  (1,715,382)   $(30,260,768)
                                                ==========    ============

    Classes B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the sixth year following purchase. The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
                                                    -----------------------
               YEAR OF REDEMPTION                   CLASS B         CLASS C
---------------------------------------------------------------------------
First...........................................      3.00%           1.00%
Second..........................................      2.50%            None
Third...........................................      2.00%            None
Fourth..........................................      1.00%            None
Fifth and Thereafter............................       None            None

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended March 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $16,600 and CDSC on redeemed shares of approximately $14,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the six months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $60,023,220 and $35,942,206, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended March 31, 1999, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at September 30, 1998.........................       -0-
Futures Opened............................................       250
Futures Closed............................................      (250)
                                                                ----
Outstanding at March 31, 1999.............................       -0-
                                                                ====

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 1999, are payments retained by Van Kampen of approximately $183,700.

                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 1999, the report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 40
Statement of Operations.......................... 41
Statement of Changes in Net Assets............... 42
Financial Highlights............................. 43
Notes to Financial Statements.................... 46

MIF SAR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,

    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
     Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                            Continued on page  2

MARKET REVIEW

    Most areas of the bond market were quite active during the reporting period, with U.S. Treasury bonds experiencing the greatest price appreciation. Intense demand, decreasing supply, and a flight to quality that included investors around the globe pushed the 30-year Treasury bond to its lowest yield ever in October 1998.
    At the same time, investors shied away from lower-rated securities, causing the prices of high-yield bonds to plummet. The high-yield market rebounded late in 1998 as investors saw that the economy was performing well and that the global financial crisis was on its way to recovery. The prices of most investment-grade bonds experienced similar though much less dramatic movement during this period. However, municipal bonds--particularly high-quality municipals--saw very little price movement during this time.

OUTLOOK
    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
     We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,



[SIG.]

Richard F. Powers III
Chairman
Van Kampen Investment Advisory
Corp.

[SIG.]

Dennis J. McDonnell                                                   2
President
Van Kampen Investment Advisory
Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

                        VAN KAMPEN MUNICIPAL INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...   (0.23%)    (0.59%)     (0.59%)

Six-month total return(2)................   (4.98%)    (4.48%)     (1.56%)
One-year total return(2).................   (0.69%)    (0.46%)      2.44%
Five-year average annual total
return(2)................................    5.79%      5.82%       5.99%
Life-of-Fund average annual total
return(2)................................    6.85%      5.39%       4.51%
Commencement date........................  08/01/90   08/24/92   08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................    5.19%      4.71%       4.72%
Taxable-equivalent distribution
rate(4)..................................    8.11%      7.36%       7.38%
SEC Yield(5).............................    4.32%      3.74%       3.75%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 1999.

Income may subject certain individuals to the federal alternative minimum tax.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investments in lower-rated, higher-yielding municipal securities involve a higher degree of risk. Investments in derivative securities will subject the Fund to greater risk.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of Fund shares.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW
                        VAN KAMPEN MUNICIPAL INCOME FUND

We recently spoke with the management team of the Van Kampen Municipal Income Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following interview discusses the Fund's performance during the six months ended March 31, 1999.

Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

A Although most of the financial markets experienced significant volatility during the period, the municipal market remained relatively stable. For the majority of the six months, municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates and the 30-year U.S. Treasury bond reached its lowest yield on record. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. In 1998 we experienced the second-heaviest level of municipal issuance ever. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers financing special growth and expansion projects, as opposed to using municipal bonds to finance their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Fund because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

Q   WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
    BONDS?

A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 80 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors realized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

Q     WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A Our acquisitions focused on bonds with AAA and BBB credit ratings, which represent the highest and lowest ends of the investment-grade credit quality spectrum. As a result, we sold some of our holdings with credit ratings in the middle of the investment-grade range (AA and A bonds). We chose lower-rated bonds whose credit quality appeared strong because they offered competitive yields, and we balanced them with top-quality AAA bonds to help moderate the Fund's credit risk. In addition, most of our purchases were bonds with 15 to 20 year maturities because we felt they offered the most value compared to other maturity ranges. We would have received little incremental yield for assuming the additional interest rate risk associated with purchasing longer-maturity bonds. For additional portfolio highlights, please refer to page 9.

Q     WHERE DID YOU FIND VALUE IN THE MUNICIPAL MARKET?
A We found value in sectors that are undergoing rapid transitions--areas like health care and electric utilities. This changing environment allowed us to take advantage of our research capabilities to seek out those issuers we felt have the potential to perform well as their industries are transformed. Health care remained the Fund's largest sector, representing 16.5 percent of the portfolio at the end of the reporting period.

      In addition, we looked for areas of the municipal marketplace where a large number of issues had temporarily reduced bond prices. For example, smaller states often don't have enough demand to immediately absorb a large volume of new bonds. We took advantage of those situations to purchase bonds at below-market prices, and then sold them once the issues had been absorbed and prices had risen.

Q     HOW DID THE FUND PERFORM DURING THE PERIOD?

A During the past six months, the Fund generated a total return of -0.23 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 1.49 percent over the same period. This index is a broad-based statistical composite of municipal bonds and does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments it represents. The Fund's tax-exempt distribution rate of 5.19 percent(3) translates into a taxable-equivalent yield of 8.11 percent(4) for an investor in the 36 percent federal income tax bracket. The Fund's monthly dividend of $.0705 per Class A share was unchanged during the reporting period. Past performance does not guarantee future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

Q   WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

A Strong economic performance continues to bolster the credit conditions of municipal issuers--a trend we expect to persist. As we mentioned earlier, economic strength has made issuers more likely to issue debt for special projects rather than for general operating financing. We believe that as long as municipalities remain economically healthy, this situation is likely to continue.

    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend, as municipal bond insurers have become more cautious as of late. If, as anticipated, this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.

    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG.]

David C. Johnson
Portfolio Manager

[SIG.]

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN MUNICIPAL INCOME FUND
 TOP TEN STATES AS OF MARCH 31, 1999

                                PERCENTAGE OF FUND'S
                                LONG-TERM INVESTMENTS
New York ......................          9.4%
Illinois ......................          8.5%
Texas .........................          8.3%
Florida .......................          8.3%
California ....................          6.5%
Pennsylvania ..................          5.0%
Colorado ......................          4.8%
Virginia ......................          3.4%
New Jersey ....................          3.2%
Georgia .......................          3.0%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

 AS OF MARCH 31, 1999                         AS OF SEPTEMBER 30, 1998
AAA...............   47.9%                   AAA...............   44.4%
AA................    6.1%                   AA................    5.4%
A.................    9.2%   [PIE CHART]     A.................   13.0%   [PIE CHART]
BBB...............   12.1%                   BBB...............   14.4%
BB................    1.0%                   BB................    0.7%
Non-Rated.........   23.7%                   Non-Rated.........   22.1%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

   AS OF MARCH 31, 1999                       AS OF SEPTEMBER 30, 1998
Health Care ...............  16.5%           Health Care ...............  15.7%
Industrial Revenue ........  12.3%           Industrial Revenue ........  11.6%
General Purpose ...........  11.3%           Public Building ...........  11.2%
Public Building ...........   8.1%           General Purpose ...........   9.4%
Transportation ............   6.6%           Transportation ............   7.8%

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          MUNICIPAL BONDS  101.9%
          ALABAMA  2.0%
$ 2,100   Alabama St Indl Dev Auth Rev
          UNR-ROHN Inc Expansion Proj......        7.500%     09/15/11    $  2,315,775
  2,930   Alabama Wtr Pollutn Ctl Auth
          Revolving Fund Ln Ser A (AMBAC
          Insd) (b)........................        6.750      08/15/17       3,294,111
    525   Bessemer, AL Indl Dev Brd ROHN
          Inc Proj.........................        9.000      09/15/01         553,497
  1,750   Bessemer, AL Indl Dev Brd ROHN
          Inc Proj.........................        9.500      09/15/11       2,152,185
  2,000   Mobile, AL Indl Dev Brd Pollutn
          Ctl Rev International Paper Co
          Proj Rfdg (b)....................        4.750      04/01/10       1,971,880
    250   Mobile, AL Indl Dev Brd Solid
          Waste Disp Rev Mobile Energy Svcs
          Co Proj Rfdg.....................        6.950      01/01/20          87,500
  1,000   Montgomery, AL Med Clinic Brd
          Jackson Hosp & Clinic (AMBAC
          Insd)............................        5.875      03/01/16       1,070,820
  2,000   West Jefferson Cnty, AL Amusement
          & Pub Pk Auth First Mtg
          Visionland Proj..................        6.375      02/01/29       2,011,580
  5,150   West Jefferson Cnty, AL Amusement
          & Pub Pk Auth First Mtg
          Visionland Proj (Prerefunded @
          12/01/06)........................        8.000      12/01/26       6,521,651
                                                                          ------------
                                                                            19,978,999
                                                                          ------------
          ALASKA  1.5%
  2,500   Alaska Energy Auth Pwr Rev
          Bradley Lake Proj Ser 1 (BIGI
          Insd) (b)........................        6.250      07/01/21       2,519,650
  1,250   Alaska Indl Dev & Expt Auth Pwr
          Rev Snettisham Hydroelec First
          Ser (AMBAC Insd).................        5.500      01/01/16       1,299,850
  1,260   Alaska Indl Dev & Expt Auth Pwr
          Rev Snettisham Hydroelec First
          Ser (AMBAC Insd).................        5.500      01/01/17       1,304,591
  1,000   Alaska Indl Dev & Expt Auth Pwr
          Rev Upper Lynn Canal Regl Pwr....        5.700      01/01/12         986,640
  1,800   Alaska Indl Dev & Expt Auth Pwr
          Rev Upper Lynn Canal Regl Pwr....        5.875      01/01/32       1,772,784
  6,500   North Slope Borough, AK Cap
          Apprec Ser A (MBIA Insd).........         *         06/30/09       4,053,725

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          ALASKA (CONTINUED)
$ 3,265   North Slope Borough, AK Cap
          Apprec Ser A (MBIA Insd).........         *         06/30/10    $  1,925,403
  1,000   Valdez, AK Marine Term Rev Sohio
          Pipeline Rfdg....................        7.125%     12/01/25       1,103,470
                                                                          ------------
                                                                            14,966,113
                                                                          ------------
          ARIZONA  2.7%
  1,000   Maricopa Cnty, AZ Indl Dev Auth
          Multi-Family Hsg Rev Rfdg........        6.500      07/01/09       1,072,800
  3,720   Mesa, AZ Indl Dev Auth Rev
          Lutheran Hlth Sys Ser A Rfdg
          (MBIA Insd)......................        5.250      01/01/11       3,882,862
  2,545   Mesa, AZ Indl Dev Auth Rev
          Lutheran Hlth Sys Ser A Rfdg
          (MBIA Insd)......................        5.250      01/01/12       2,641,201
    590   Pima Cnty, AZ Indl Dev Auth
          Single Family Mtg Rev (GNMA
          Collateralized)..................        6.625      11/01/14         627,200
  5,220   Pinal Cnty, AZ Sch Dist No 8
          Mammoth Ser A....................        9.500      07/01/10       5,697,891
    500   Scottsdale, AZ Indl Dev Auth Rev
          First Mtg Westminster Vlg Ser A
          Rfd..............................        8.250      06/01/15         562,780
  1,875   Scottsdale, AZ Indl Dev Hosp
          Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd).....................        6.000      09/01/12       2,060,531
  1,750   Scottsdale, AZ Indl Dev Hosp
          Scottsdale Mem Hosp Ser A Rfdg
          (AMBAC Insd).....................        6.125      09/01/17       1,921,517
  1,000   Sedona, AZ Wastewtr Muni Ppty
          Corp Excise Tax Rev Rfdg (MBIA
          Insd)............................         *         07/01/23         296,260
  7,000   Tucson, AZ Arpt Auth Inc Spl Fac
          Rev Lockheed Aermod Cent Inc.....        8.700      09/01/19       7,554,190
                                                                          ------------
                                                                            26,317,232
                                                                          ------------
          ARKANSAS  0.9%
  5,090   Dogwood Addition PRD Muni Ppty
          Owners Multi-Purp Impt Dist No 8
          AR Impt
          Ser A (d)........................        7.500      01/31/06       4,886,400
  5,470   Dogwood Addition PRD Muni Ppty
          Owners Multi-Purp Impt Dist No 8
          AR Impt
          Ser B (d)........................        7.500      01/31/06       1,641,000

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          ARKANSAS (CONTINUED)
$ 1,925   Jackson Cnty, AR Hlthcare Fac Brd
          First Mtg Hosp Rev Newport Hosp &
          Clinic Inc.......................        7.375%     11/01/11    $  1,994,666
                                                                          ------------
                                                                             8,522,066
                                                                          ------------
          CALIFORNIA  6.6%
  7,750   Alameda Corridor Tran Auth CA Rev
          Ser 1999 A (MBIA Insd)...........          *        10/01/31       1,431,502
  8,945   Anaheim, CA Pub Fin Auth Lease
          Rev Cap Apprec Sub Pub Impts Proj
          C (FSA Insd).....................          *        09/01/21       2,830,735
  5,105   California Edl Fac Auth Rev
          College of Osteopathic Med
          Pacific (Prerefunded @ 06/01/03)
          (b)..............................        7.500      06/01/18       5,831,901
  2,880   California Edl Fac Auth Rev Univ
          of La Verne......................        6.300      04/01/09       3,077,194
  4,225   Delano, CA Ctfs Partn Ser A
          (Prerefunded @ 01/01/03).........        9.250      01/01/22       5,159,147
  2,660   Escondido, CA Jt Pwrs Fin Auth
          Lease Rev (AMBAC Insd)...........         *         09/01/10       1,479,519
  5,875   Escondido, CA Jt Pwrs Fin Auth
          Lease Rev (AMBAC Insd)...........         *         09/01/11       3,042,545
  3,890   Escondido, CA Jt Pwrs Fin Auth
          Lease Rev (AMBAC Insd)...........         *         09/01/13       1,745,949
  5,430   Escondido, CA Jt Pwrs Fin Auth
          Lease Rev (AMBAC Insd)...........         *         09/01/14       2,263,713
    895   Fairfield, CA Hsg Auth Mtg Rev
          Creekside Estates Proj Rfdg
          (Prerefunded @ 08/01/02).........        7.875      02/01/15       1,031,684
  2,825   Midpeninsula Regl Dist CA Fin
          Auth Rev (AMBAC Insd)............         *         09/01/15       1,264,866
  1,155   Midpeninsula Regl Open Space Dist
          CA Fin Auth Rev Cap Apprec (AMBAC
          Insd)............................         *         09/01/19         409,401
  1,265   Midpeninsula Regl Open Space Dist
          CA Fin Auth Rev Cap Apprec (AMBAC
          Insd)............................         *      09/01/22            379,778
  1,380   Midpeninsula Regl Open Space Dist
          CA Fin Auth Rev Cap Apprec (AMBAC
          Insd)............................         *      09/01/25            353,473
  3,500   Midpeninsula Regl Open Space Dist
          CA Fin Auth Rev Cap Apprec (AMBAC
          Insd)............................         *      09/01/25            873,250

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$   900   Monterey, CA Regl Wastewtr Fin
          Auth Wastewtr Contract Rev (FSA
          Insd)............................         *         06/01/10    $    533,925
    800   Monterey, CA Regl Wastewtr Fin
          Auth Wastewtr Contract Rev (FSA
          Insd)............................         *         06/01/11         445,328
    700   Monterey, CA Regl Wastewtr Fin
          Auth Wastewtr Contract Rev (FSA
          Insd)............................         *         06/01/12         366,338
    700   Monterey, CA Regl Wastewtr Fin
          Auth Wastewtr Contract Rev (FSA
          Insd)............................         *         06/01/13         343,252
    700   Monterey, CA Regl Wastewtr Fin
          Auth Wastewtr Contract Rev (FSA
          Insd)............................         *         06/01/14         322,868
  4,000   Riverside Cnty, CA Air Force Vlg
          West Inc
          Ser A Rfdg.......................        8.125%     06/15/20       4,364,680
 15,920   San Joaquin Hills, CA Tran
          Corridor Agy Toll Rd Rev Cap
          Apprec Ser A Rfdg (MBIA Insd)....         *         01/15/25       4,237,426
 10,425   San Mateo Cnty, CA Tran Dist Ser
          A (MBIA Insd)....................        4.500      06/01/17       9,932,523
 10,895   San Mateo Cnty, CA Tran Dist Ser
          A (MBIA Insd)....................        4.500      06/01/18      10,311,246
  2,000   Santa Ana, CA Cmnty Redev Agy Tax
          Alloc Ser B Rfdg.................        7.500      09/01/16       2,059,040
                                                                          ------------
                                                                            64,091,283
                                                                          ------------
          COLORADO  4.9%
  2,840   Adams Cnty, CO Single Family Mtg
          Rev Ser A........................        8.875      08/01/10       3,911,873
  3,985   Adams Cnty, CO Single Family Mtg
          Rev Ser A........................        8.875      08/01/12       5,599,443
 10,500   Arapahoe Cnty, CO Cap Impt Trust
          Fund Hwy Rev E-470 Proj Ser C
          (Prerefunded @ 08/31/05).........         *         08/31/26       1,675,695
    300   Berry Creek Metro Dist CO Rfdg &
          Impt.............................        8.250      12/01/11         324,354
    200   Berry Creek Metro Dist CO Rfdg &
          Impt (Prerefunded @ 12/01/01)....        8.250      12/01/11         225,444
    987   Bowles Metro Dist CO (Prerefunded
          @ 12/01/05)......................        7.750      12/01/15       1,187,223
  2,000   Denver, CO City & Cnty Arpt Rev
          Ser A (b)........................        7.000      11/15/99       2,042,580

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 7,810   Denver, CO City & Cnty Arpt Rev
          Ser A (b)........................        8.500%     11/15/23    $  8,436,206
  4,570   Denver, CO City & Cnty Arpt Rev
          Ser A (b)........................        8.000      11/15/25       4,901,096
  2,200   Denver, CO City & Cnty Spl Fac
          Arpt Rev United Airls Proj Ser
          A................................        6.875      10/01/32       2,350,018
  1,000   Edgewater, CO Redev Auth Tax
          Increment Rev....................        6.750      12/01/08       1,081,410
  1,320   El Paso Cnty, CO Sch Dist No 003
          Widefield Ser A (MBIA Insd)......         *         12/15/14         572,735
  1,420   El Paso Cnty, CO Sch Dist No 003
          Widefield Ser A (MBIA Insd)......         *         12/15/15         578,479
  1,420   El Paso Cnty, CO Sch Dist No 003
          Widefield Ser A (MBIA Insd)......         *         12/15/16         540,594
  1,330   El Paso Cnty, CO Sch Dist No 003
          Widefield Ser A (MBIA Insd)......         *         12/15/18         442,877
  3,690   Jefferson Cnty, CO Residential
          Mtg Rev..........................       11.500      09/01/12       6,142,706
  5,000   Meridian Metro Dist CO Peninsular
          & Oriental Steam Navig Co Rfdg
          (b)..............................        7.500      12/01/11       5,434,050
  1,960   Northern Metro Dist CO Adams Cnty
          Rfdg.............................        6.500      12/01/16       2,097,592
                                                                          ------------
                                                                            47,544,375
                                                                          ------------
          CONNECTICUT  1.8%
  5,005   Connecticut St Hlth & Edl Fac
          Auth Rev Nursing Home Pgm
          AHF/Hartford (Prerefunded @
          11/01/04) (b)....................        7.125      11/01/14       5,867,612
    495   Mashantucket Western Pequot Tribe
          CT Spl Rev Ser A, 144A -- Private
          Placement (a)....................        6.500      09/01/06         571,492
  2,530   Mashantucket Western Pequot Tribe
          CT Spl Rev Ser A, 144A -- Private
          Placement (a)....................        6.400      09/01/11       2,782,191

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          CONNECTICUT (CONTINUED)
$ 2,470   Mashantucket Western Pequot Tribe
          CT Spl Rev Ser A, 144A -- Private
          Placement (Prerefunded @
          09/01/07) (a)....................        6.400%     09/01/11    $  2,879,748
  4,000   Mashantucket Western Pequot Tribe
          CT Spl Rev Ser B, 144A -- Private
          Placement (a)....................        5.750      09/01/18       4,124,680
  1,500   Mashantucket Western Pequot Tribe
          CT Spl Rev Ser B, 144A -- Private
          Placement (a)....................        5.750      09/01/27       1,541,940
                                                                          ------------
                                                                            17,767,663
                                                                          ------------
          DISTRICT OF COLUMBIA  0.3%
  2,500   District of Columbia Rev Natl Pub
          Radio
          Ser A (b)........................        7.700      01/01/23       2,702,175
                                                                          ------------
          FLORIDA  8.4%
    430   Atlantic Beach, FL Rev Fleet
          Landing Proj Ser A Rfdg & Impt...        7.500      10/01/02         447,415
    500   Atlantic Beach, FL Rev Fleet
          Landing Proj Ser A Rfdg & Impt...        7.875      10/01/08         560,125
  1,490   Broward Cnty, FL Res Recovery Rev
          Waste Energy North Proj..........        7.950      12/01/08       1,570,862
  1,950   Broward Cnty, FL Res Recovery Rev
          Waste Energy South Proj..........        7.950      12/01/08       2,055,826
  2,500   Cocoa, FL Wtr & Swr Rev Rfdg
          (FGIC Insd)......................        4.500      10/01/22       2,300,775
  9,000   Dade Cnty, FL Gtd Entitlement Rev
          Cap Apprec Ser A Rfdg (MBIA
          Insd)............................         *         02/01/18       3,211,650
  1,800   Florida Hsg Fin Corp Rev Hsg
          Beacon Hill Apts Ser C...........        6.610      07/01/38       1,821,114
  3,000   Florida Hsg Fin Corp Rev Hsg
          Cypress Trace Apts Ser G.........        6.600      07/01/38       3,035,220
  2,000   Florida Hsg Fin Corp Rev Hsg
          Westchase Apts Ser B.............        6.610      07/01/38       2,023,460
    560   Florida St Brd Edl Cap Outlay Pub
          Edl Ser A Rfdg...................        7.250      06/01/23         593,359
    590   Florida St Brd Edl Cap Outlay Pub
          Edl Ser A Rfdg (Prerefunded @
          06/01/00)........................        7.250      06/01/23         628,492
  4,500   Florida St Brd Edl Cap Outlay Pub
          Edl Ser A Rfdg (FGIC Insd).......        4.500      06/01/23       4,135,860

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 4,845   Hillsborough Cnty, FL Edl Fac
          Univ Tampa
          Proj Rfdg........................        5.750%     04/01/18    $  5,022,569
  7,000   Jacksonville, FL Elec Auth Rev
          Wtr & Swr Sys Ser A..............        5.625      10/01/37       7,246,960
  2,875   Martin Cnty, FL Indl Dev Auth
          Indl Dev Rev Indiantown
          Cogeneration Proj Ser A Rfdg
          (b)..............................        7.875      12/15/25       2,995,175
 50,500   Miami Dade Cnty, FL Spl Oblig Sub
          Ser B (MBIA Insd)................         *         10/01/30       9,233,420
  1,840   Northern Palm Beach Cnty Impt
          Dist FL Wtr Ctl & Impt Unit Dev
          5A Rfdg..........................        6.000      08/01/10       1,880,057
  1,500   Orange Cnty, FL Hlth Fac Auth Rev
          First Mtg Orlando Lutheran Twr
          Rfdg.............................        8.750      07/01/26       1,733,325
    595   Orange Cnty, FL Tourist Dev Tax
          Rev (AMBAC Insd).................        6.000      10/01/16         614,213
    405   Orange Cnty, FL Tourist Dev Tax
          Rev (Prerefunded @ 10/01/00)
          (AMBAC Insd).....................        6.000      10/01/16         421,269
  4,140   Sarasota Cnty, FL Hlth Fac Auth
          Rev Hlthcare Kobernick/Meadow Pk
          (Prerefunded @ 07/01/02) (b).....       10.000      07/01/22       4,967,172
  5,000   Sarasota Cnty, FL Pub Hosp Brd
          Miles Sarasota Mem Hosp Proj Ser
          A (Embedded Cap) (MBIA Insd).....         *         10/01/21       4,700,450
 17,045   Sunrise, FL Util Sys Rev Rfdg
          (AMBAC Insd) (b).................        5.000      10/01/28      16,979,888
  2,200   Tallahassee, FL Energy Sys Rev
          Ser A Rfdg (FSA Insd)............        4.750      10/01/26       2,085,270
  1,000   Tampa Palms, FL Open Space &
          Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj.................        7.500      05/01/18       1,063,000
    860   Tampa Palms, FL Open Space &
          Transn Cmnty Dev Dist Rev Cap
          Impt Area 7 Proj.................        8.500      05/01/17         945,209
                                                                          ------------
                                                                            82,272,135
                                                                          ------------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          GEORGIA  3.1%
$ 3,000   Atlanta, GA Arpt Fac Rev (b).....        6.250%     01/01/21    $  3,137,220
  2,000   Atlanta, GA Urban Residential Fin
          Auth Multi-Family Rev Proj Ser
          A................................        6.750      07/01/30       2,031,220
  2,000   Fulton Cnty, GA Hsg Auth
          Multi-Family Hsg Rev.............        6.500      02/01/28       2,024,580
  2,000   George L Smith II GA Wrld
          Congress Cent Auth Rev Domed
          Stadium Proj Rfdg (MBIA Insd)
          (c)..............................        5.500      07/01/20       2,010,260
 20,000   Georgia Loc Govt Ctfs Partn
          Grantor Trust Ser A (MBIA Insd)
          (b)..............................        4.750      06/01/28      19,064,600
  1,500   Georgia Muni Elec Auth Pwr Rev
          Ser X (MBIA Insd)................        6.500      01/01/20       1,778,610
                                                                          ------------
                                                                            30,046,490
                                                                          ------------
          HAWAII  2.7%
  4,055   Hawaii St Arpts Sys Rev Ser 1993
          (MBIA Insd)......................        6.350      07/01/07       4,488,926
 14,100   Hawaii St Dept Budget & Fin Spl
          Purp Rev Hawaiian Elec Co (MBIA
          Insd) (b)........................        6.550      12/01/22      15,438,654
  2,350   Hawaii St Dept Tran Spl Fac Rev
          Continental Airls Inc............        9.700      06/01/20       2,526,955
  1,475   Hawaii St Harbor Cap Impt Rev
          (FGIC Insd)......................        6.350      07/01/07       1,632,840
  1,560   Hawaii St Harbor Cap Impt Rev
          (FGIC Insd)......................        6.400      07/01/08       1,729,946
    500   Hawaii St Harbor Cap Impt Rev
          (MBIA Insd)......................        7.000      07/01/17         529,190
                                                                          ------------
                                                                            26,346,511
                                                                          ------------
          ILLINOIS  8.7%
  4,180   Bedford Park, IL Tax Increment
          Rev Sr Lien Bedford City Sq
          Proj.............................        9.250      02/01/12       4,711,947
  1,350   Bridgeview, IL Tax Increment Rev
          Rfdg.............................        9.000      01/01/11       1,550,421
  6,590   Broadview, IL Tax Increment Rev
          Sr Lien..........................        8.250      07/01/13       7,432,136
  1,000   Chicago, IL Gas Supply Rev Ser
          A................................        8.100      05/01/20       1,064,910
  1,000   Chicago, IL Metro Wtr Reclamation
          Dist Gtr Chicago.................        7.000      01/01/11       1,219,450

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 4,000   Chicago, IL O'Hare Intl Arpt Spl
          Fac Rev United Airls Inc.........        8.500%     05/01/18    $  4,252,360
  4,660   Chicago, IL O'Hare Intl Arpt Spl
          Fac Rev United Airls Inc Ser B...        8.950      05/01/18       5,119,057
  1,945   Chicago, IL Single Family Mtg Rev
          Ser A (GNMA Collateralized)......        7.000      09/01/27       2,171,768
    450   Chicago, IL Tax Increment Alloc
          Santn Drain & Ship Canal Ser A...        7.375      01/01/05         476,100
  1,000   Chicago, IL Tax Increment Alloc
          Santn Drain & Ship Canal Ser A...        7.750      01/01/14       1,095,210
  1,000   Cook Cnty, IL Cmnty College Dist
          No 508 Chicago Ctfs Partn (FGIC
          Insd)............................        8.750      01/01/07       1,284,450
  2,265   Cook Cnty, IL Cons High Sch Dist
          No 200 Oak Park (FSA Insd).......         *         12/01/07       1,542,782
  2,265   Cook Cnty, IL Cons High Sch Dist
          No 200 Oak Park (FSA Insd).......         *         12/01/08       1,463,416
  2,265   Cook Cnty, IL Cons High Sch Dist
          No 200 Oak Park (FSA Insd).......         *         12/01/09       1,385,704
  2,265   Cook Cnty, IL Cons High Sch Dist
          No 200 Oak Park (FSA Insd).......         *         12/01/10       1,309,827
  2,265   Cook Cnty, IL Cons High Sch Dist
          No 200 Oak Park (FSA Insd).......         *         12/01/11       1,235,920
  1,000   Crestwood, IL Tax Increment Rev
          Rfdg.............................        7.250      12/01/08       1,070,530
  1,100   Hodgkins, IL Tax Increment.......        9.500      12/01/09       1,259,830
  1,500   Hodgkins, IL Tax Increment Ser A
          Rfdg.............................        7.625      12/01/13       1,659,180
  1,500   Huntley, IL Increment Alloc Rev
          Huntley Redev Proj Ser A.........        8.500      12/01/15       1,739,880
  1,000   Illinois Dev Fin Auth Elderly Hsg
          Rev Libertyville Towers Ser A....        6.500      09/01/09       1,058,370
    555   Illinois Dev Fin Auth Rev Cmnty
          Fac Clinic
          Altgeld Proj.....................        8.000      11/15/06         613,725
  2,000   Illinois Dev Fin Auth Solid Waste
          Disposal Rev.....................        5.050      01/01/10       2,000,000

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,000   Illinois Edl Fac Auth Rev Lake
          Forest College (Prerefunded @
          10/01/01) (FSA Insd).............        6.750%     10/01/21    $  1,094,100
  1,000   Illinois Edl Fac Auth Rev
          Northwestern Univ Ser 1985
          (Prerefunded @ 12/01/01).........        6.900      12/01/21       1,102,340
  1,000   Illinois Edl Fac Auth Rev Peace
          Mem
          Ministries Proj..................        7.500      08/15/26       1,090,200
  4,100   Illinois Hlth Fac Auth Rev
          Fairview Oblig Group Proj A
          (Prerefunded @ 10/01/02).........        9.500      10/01/22       4,912,292
  2,000   Illinois Hlth Fac Auth Rev
          Fairview Oblig Group Proj B
          (Prerefunded @ 10/01/02).........        9.000      10/01/22       2,364,560
  1,500   Illinois Hlth Fac Auth Rev
          Fairview Oblig Group Ser A
          Rfdg.............................        7.400      08/15/23       1,653,285
    485   Illinois Hlth Fac Auth Rev
          Glenoaks Med Cent Ser D..........        9.500      11/15/15         542,987
  1,000   Illinois Hlth Fac Auth Rev Mem
          Hosp (Prerefunded @ 05/01/02)....        7.250      05/01/22       1,113,990
  1,000   Illinois Hlth Fac Auth Rev
          Northwestern Mem Hosp............        6.750      08/15/11       1,081,460
  2,600   Illinois Hlth Fac Auth Rev Utd
          Med Cent (Prerefunded @
          07/01/03)........................        8.375      07/01/12       3,040,388
  1,800   Illinois Hsg Dev Auth Residential
          Mtg Rev (Inverse Fltg)...........       10.079      02/13/18       2,011,500
  1,450   Mc Lean & Woodford Cntys, IL Cmty
          Unit Sch Dist No 005 Normal......        4.500      01/01/16       1,362,811
    895   Mill Creek Wtr Reclamation Dist
          IL Sewage Rev....................        8.000      03/01/10       1,020,658
    540   Mill Creek Wtr Reclamation Dist
          IL Wtrwrks Rev...................        8.000      03/01/10         615,816
  1,000   Palatine, IL Tax Increment Rev
          Rand/Dundee Cent Proj
          (Prerefunded @ 01/01/07).........        7.750      01/01/17       1,205,990
  2,800   Regional Tran Auth IL Ser A
          (AMBAC Insd) (b).................        8.000      06/01/17       3,809,092
  7,500   Robbins, IL Res Recovery Rev.....        8.375      10/15/16       4,050,000

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 3,000   Robbins, IL Res Recovery Rev
          Recreation Robbins Res Partn Ser
          B................................        8.375%     10/15/16    $  1,620,000
    745   Round Lake Beach, IL Tax
          Increment
          Rev Rfdg.........................        7.200      12/01/04         811,685
    500   Round Lake Beach, IL Tax
          Increment
          Rev Rfdg.........................        7.500      12/01/13         543,310
  1,525   Saint Charles, IL Indl Dev Rev
          Tri-City Cent Proj...............        7.500      11/01/13       1,600,106
  1,240   Southern IL Univ Rev Hsg & Aux
          Fac Sys Ser A (MBIA Insd)........        5.800      04/01/10       1,337,166
                                                                          ------------
                                                                            84,700,709
                                                                          ------------
          INDIANA  2.7%
  1,000   East Chicago, IN Exempt Fac
          Inland Steel Co Proj No 14.......        6.700      11/01/12       1,007,290
  2,750   Elkhart Cnty, IN Hosp Auth Rev
          Elkhart Genl Hosp Inc
          (Prerefunded @ 07/01/02).........        7.000      07/01/12       3,063,775
  1,650   Indiana Bond Bank Spl Pgm
          Hendricks Redev Ser B............        6.125      02/01/17       1,793,055
  3,125   Indiana Bond Bank Spl Pgm
          Hendricks Redev Ser B............        6.200      02/01/23       3,398,219
  1,000   Indiana Hlth Fac Fin Auth Rev
          Ancilla Sys
          Inc Oblig Grp (MBIA Insd)........        5.250      07/01/17       1,012,970
  1,000   Indiana Hlth Fac Fin Auth Rev
          Metro Hlth/IN
          Inc Proj.........................        6.300      12/01/23         976,670
  2,000   Indiana Hlth Fac Fin Auth Rev
          Metro Hlth/IN Inc Proj...........        6.400      12/01/33       1,948,200
  7,920   Indiana St Dev Fin Auth
          Environmental USX Corp Proj Rfdg
          & Impt (b).......................        6.250      07/15/30       8,422,761
  1,500   Indiana Univ Rev Student Fee Ser
          L................................        5.000      08/01/17       1,486,575
    550   Indianapolis, IN Loc Pub Impt
          Bond Bank Ser D..................        6.750      02/01/14         655,880
  1,000   Marion Cnty, IN Hosp Auth Hosp
          Fac Rev..........................        6.500      09/01/13       1,036,200
    140   Saint Joseph Cnty, IN Redev Dist
          Tax Increment Rev Ser B..........  *                06/30/11          55,649

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          INDIANA (CONTINUED)
$   140   Saint Joseph Cnty, IN Redev Dist
          Tax Increment Rev Ser B..........         *         06/30/12    $     51,548
    135   Saint Joseph Cnty, IN Redev Dist
          Tax Increment Rev Ser B..........         *         06/30/13          46,085
    130   Saint Joseph Cnty, IN Redev Dist
          Tax Increment Rev Ser B..........         *         06/30/14          41,109
    130   Saint Joseph Cnty, IN Redev Dist
          Tax Increment Rev Ser B..........         *         06/30/15          38,145
    135   Saint Joseph Cnty, IN Redev Dist
          Tax Increment Rev Ser B..........         *         06/30/16          36,694
    225   Saint Joseph Cnty, IN Redev Dist
          Tax Increment Rev Ser B..........         *         06/30/17          56,603
  1,500   Wells Cnty, IN Hosp Auth Rev
          Caylor-Nickel Med Cent Inc
          Rfdg.............................        8.500%     04/15/03       1,658,895
                                                                          ------------
                                                                            26,786,323
                                                                          ------------
          IOWA  0.7%
  2,045   Iowa Fin Auth Hosp Fac Rev
          Trinity Regl Hosp Proj (FSA
          Insd)............................        6.000      07/01/07       2,271,402
  2,500   Iowa Fin Auth Hosp Fac Rev
          Trinity Regl Hosp Proj (FSA
          Insd)............................        5.750      07/01/17       2,662,150
  2,000   Iowa Fin Auth Multi-Family Rev
          Hsg Hamlet Apts Proj A Rfdg (GNMA
          Collateralized)..................        6.150      05/01/32       2,115,340
                                                                          ------------
                                                                             7,048,892
                                                                          ------------
          KANSAS  0.1%
  1,000   Newton, KS Hosp Rev Newton
          Hlthcare Corp Ser A (Prerefunded
          @ 11/15/04)......................        7.750      11/15/24       1,193,290
                                                                          ------------
          KENTUCKY  1.4%
  1,000   Bowling Green, KY Indl Dev Rev
          Coltec Inds
          Inc Rfdg.........................        6.550      03/01/09       1,050,830
 10,950   Jefferson Cnty, KY Cap Projs Corp
          Rev Muni Multi-Lease Ser A.......         *         08/15/14       3,849,472
  2,800   Jefferson Cnty, KY Hosp Rev
          (Inverse Fltg) (MBIA Insd).......        8.952      10/01/08       3,300,500
  1,200   Jefferson Cnty, KY Hosp Rev
          (Inverse Fltg) (Prerefunded @
          10/29/02) (MBIA Insd)............        8.952      10/01/08       1,432,500

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          KENTUCKY (CONTINUED)
$ 1,250   Kentucky Econ Dev Fin Auth Med
          Cent Rev Ashland Hosp Corp Ser A
          Rfdg & Impt (FSA Insd)...........        6.125%     02/01/12    $  1,358,637
  1,145   Kentucky Hsg Corp Hsg Rev Ser D
          (FHA/ VA Gtd)....................        7.450      01/01/23       1,210,025
  1,000   Kentucky St Tpk Auth Toll Rd Rev
          Ser A............................        5.500      07/01/07       1,003,510
                                                                          ------------
                                                                            13,205,474
                                                                          ------------
          LOUISIANA  0.8%
    500   Hodge, LA Util Rev Stone
          Container Corp Ser 1990..........        9.000      03/01/10         523,815
  1,990   Lafayette, LA Econ Dev Auth Indl
          Dev Rev Advanced Polymer Proj Ser
          1985.............................       10.000      11/15/04       2,486,366
  1,000   Lake Charles, LA Harbor &
          Terminal Dist Port Fac Rev
          Trunkline Rfdg...................        7.750      08/15/22       1,131,450
    405   Louisiana Pub Fac Auth Rev Indl
          Dev Beverly Enterprises Inc
          Rfdg.............................        8.250      09/01/08         443,305
  1,000   New Orleans, LA Rfdg (FGIC
          Insd)............................        5.500      12/01/21       1,067,980
    800   Port New Orleans, LA Indl Dev Rev
          Avondale Inds Inc Proj Rfdg......        8.250      06/01/04         869,984
  1,400   West Feliciana Parish, LA Pollutn
          Ctl Rev Gulf States Util Co Proj
          Ser A............................        7.500      05/01/15       1,534,428
                                                                          ------------
                                                                             8,057,328
                                                                          ------------
          MARYLAND  0.5%
  1,500   Baltimore Cnty, MD Pollutn Ctl
          Rev Bethlehem Steel Corp Proj Ser
          A Rfdg...........................        7.550      06/01/17       1,625,655
  3,500   Maryland St Hlth & Higher Edl
          Facs Auth Rev Medlantic/Helix
          Issue Ser B (AMBAC Insd).........        5.250      08/15/38       3,619,560
                                                                          ------------
                                                                             5,245,215
                                                                          ------------
          MASSACHUSETTS  2.1%
  1,000   Boston, MA Rev Boston City Hosp
          Ser A (FHA Gtd) (Prerefunded @
          08/15/00)........................        7.625      02/15/21       1,075,300
  1,350   Massachusetts Edl Ln Auth Rev Edl
          Ln Rev Muni Forwards Issue E Ser
          A
          (AMBAC Insd).....................        7.000      01/01/10       1,443,798

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$ 6,200   Massachusetts St Hlth & Edl Fac
          Auth Rev New England Med Cent
          Hosp Ser G (Embedded Swap) (MBIA
          Insd) (b)(f).....................  3.100/5.000%     07/01/13    $  6,175,138
  1,500   Massachusetts St Indl Fin Agy
          Hillcrest Edl Cent Inc Proj......        8.450      07/01/18       1,709,700
  5,000   Massachusetts St Indl Fin Agy Rev
          First Mtg Reeds Landing Proj.....        8.625      10/01/23       5,605,850
    970   Massachusetts St Indl Fin Agy Rev
          Gtr Lynn Mental Hlth Assoc Proj
          (Prerefunded @ 06/01/04).........        8.800      06/01/14       1,258,187
  1,000   Massachusetts St Indl Fin Agy Rev
          Wtr Treatment American Hingham...        6.600      12/01/15       1,077,560
  2,000   Plymouth Cnty, MA Ctfs Partn Ser
          A (Prerefunded @ 10/01/02).......        7.000      04/01/22       2,248,940
                                                                          ------------
                                                                            20,594,473
                                                                          ------------
          MICHIGAN  2.8%
  3,500   Detroit, MI Downtown Dev Auth Tax
          Increment Rev (Prerefunded @
          07/01/08)........................        6.200      07/01/17       3,986,325
  1,000   Detroit, MI Loc Dev Fin Auth Ser
          C................................        6.850      05/01/21       1,035,160
    650   Grand Traverse Cnty, MI Hosp Fin
          Auth Hosp Rev Ser A Rfdg (AMBAC
          Insd)............................        6.250      07/01/12         702,735
  1,350   Grand Traverse Cnty, MI Hosp Fin
          Auth Hosp Rev Ser A Rfdg
          (Prerefunded @ 07/01/02) (AMBAC
          Insd)............................        6.250      07/01/12       1,476,846
  1,500   Grand Valley MI St Univ Rev Gen
          (FGIC Insd)......................        5.500      02/01/18       1,604,970
  1,400   Hillsdale, MI Hosp Fin Auth Hosp
          Rev Hillsdale Cmty Hlth Cent.....        5.250      05/15/26       1,306,144
  1,400   Michigan St Hosp Fin Auth Rev
          Rfdg Hosp Detroit Med Group A
          (AMBAC Insd).....................        5.250      08/15/27       1,394,792
  1,000   Michigan St Hosp Fin Auth Rev
          Hosp Genesys Regl Med Rfdg (ACA
          Insd)............................        5.500      10/01/18       1,005,940
  2,000   Michigan St Hosp Fin Auth Rev
          Hosp Genesys Regl Med Rfdg (ACA
          Insd)............................        5.500      10/01/27       2,005,540
  3,615   Michigan St House of
          Representatives Ctfs Part (AMBAC
          Insd)............................  *                08/15/24         973,303

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          MICHIGAN (CONTINUED)
$ 2,000   Michigan St Strategic Fd Ltd
          Oblig Rev Detroit Edison Co Ser A
          Rfdg (MBIA Insd) (c).............        5.550%     09/01/29    $  2,046,560
  7,056   Michigan St Strategic Fd Ltd
          Oblig Rev Great Lakes Pulp &
          Fiber Proj (e)...................        8.000      12/01/27       4,869,017
  4,500   Michigan St Strategic Fd Solid
          Waste Disp Rev Genesee Pwr
          Station Proj.....................        7.500      01/01/21       4,835,790
                                                                          ------------
                                                                            27,243,122
                                                                          ------------
          MINNESOTA  0.4%
  1,000   North Saint Paul, MN Multi-Family
          Rev Hsg Cottages North Saint Paul
          Rfdg.............................        9.250      02/01/22       1,070,810
  2,000   Southern MN Muni Pwr Agy Pwr
          Supply Sys Rev Ser A Rfdg........        5.000      01/01/16       1,999,900
  1,250   Southern MN Muni Pwr Agy Pwr
          Supply Sys Rev Ser C.............        5.000      01/01/17       1,236,137
                                                                          ------------
                                                                             4,306,847
                                                                          ------------
          MISSISSIPPI  0.7%
  5,000   Lowndes Cnty, MS Solid Waste Disp
          & Pollutn Ctl Rev Weyerhaeuser Co
          Rfdg (Inverse Fltg)..............        8.950      04/01/22       6,060,650
  1,140   Ridgeland, MS Urban Renewal Rev
          the Orchard Ltd Proj Ser A
          Rfdg.............................        7.750      12/01/15       1,232,602
                                                                          ------------
                                                                             7,293,252
                                                                          ------------
          MISSOURI  1.7%
  1,000   Kansas City, MO Multi-Family Hsg
          Rev Vlg Green Apts Proj..........        6.250      04/01/30       1,011,890
  2,835   Kansas City, MO Port Auth Fac
          Riverfront Park Proj Ser A (b)...        5.750      10/01/06       3,065,967
  2,000   Lees Summit, MO Indl Dev Auth
          Hlth Fac Rev John Knox Vlg Proj
          Rfdg & Impt......................        7.125      08/15/12       2,123,360
  1,330   Missouri St Econ Dev Export &
          Infrastructure Brd Med Office Fac
          Rev (MBIA Insd) (b)..............        7.250      06/01/04       1,447,333
  3,920   Missouri St Econ Dev Export &
          Infrastructure Brd Med Office Fac
          Rev (Prerefunded @
          06/01/04) (MBIA Insd) (b)........        7.250      06/01/14       4,590,046

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          MISSOURI (CONTINUED)
$ 1,000   Missouri St Hlth & Edl Fac Auth
          Rfdg & Impt......................        8.125%     10/01/10    $  1,048,040
  2,165   Saint Louis Cnty, MO Indl Dev
          Auth Nursing Home Rev Mary Queen
          & Mother Proj Rfdg (GNMA
          Collateralized)..................        7.125      03/20/23       2,323,305
    845   Saint Louis, MO Tax Increment Rev
          Scullin Redev Area Ser A.........       10.000      08/01/10       1,064,370
                                                                          ------------
                                                                            16,674,311
                                                                          ------------
          NEBRASKA  0.6%
    650   Nebraska Invt Fin Auth Single
          Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized)............        9.413      09/15/24         724,750
    900   Nebraska Invt Fin Auth Single
          Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized)............       11.814      09/10/30         986,625
  3,400   Nebraska Invt Fin Auth Single
          Family Mtg Rev (Inverse Fltg)
          (GNMA Collateralized)............       10.521      10/17/23       3,765,500
                                                                          ------------
                                                                             5,476,875
                                                                          ------------
          NEVADA  0.7%
  4,000   Clark Cnty, NV Indl Dev Rev NV
          Pwr Co Proj Ser A (FGIC Insd)....        6.700      06/01/22       4,346,640
  1,980   Henderson, NV Loc Impt Dist No
          T-4
          Ser A............................        8.500      11/01/12       2,098,107
                                                                          ------------
                                                                             6,444,747
                                                                          ------------
          NEW HAMPSHIRE  2.3%
 16,635   Manchester, NH Arpt Rev Genl Ser
          A (MBIA Insd)....................        4.500      01/01/28      15,032,384
  1,555   New Hampshire Higher Edl & Hlth
          Fac Auth Rev.....................        8.800      06/01/09       1,857,634
  2,000   New Hampshire Higher Edl & Hlth
          Fac Auth Rev Daniel Webster
          College Issue Rfdg...............        7.625      07/01/16       2,182,560
  1,000   New Hampshire Higher Edl & Hlth
          Fac Auth Rev New London Hosp Assn
          Proj.............................        7.500      06/01/05       1,118,240
    980   New Hampshire St Business Fin
          Auth Elec Fac Rev Plymouth
          Cogeneration.....................        7.750      06/01/14       1,044,318

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          NEW HAMPSHIRE (CONTINUED)
$ 1,000   New Hampshire St Tpk Sys Rev Ser
          A Rfdg (FGIC Insd)...............        6.750%     11/01/11    $  1,163,410
                                                                          ------------
                                                                            22,398,546
                                                                          ------------
          NEW JERSEY  3.3%
    400   Atlantic City, NJ Brd Edl Sch
          (Prerefunded @ 12/01/02) (AMBAC
          Insd)............................        6.125      12/01/11         440,452
    250   Camden Cnty, NJ Impt Auth Lease
          Rev Cnty Gtd (Prerefunded @
          10/01/04)
          (MBIA Insd)......................        6.150      10/01/14         281,980
  2,000   Camden Cnty, NJ Impt Auth Lease
          Rev
          Dockside Refrig..................        8.400      04/01/24       2,226,060
    500   Essex Cnty, NJ Impt Auth Lease
          Cnty Jail Proj A (MBIA Insd).....        5.600      12/01/16         532,405
    250   Essex Cnty, NJ Impt Auth Lease
          Jail & Youth House Proj
          (Prerefunded @ 12/01/04) (AMBAC
          Insd)............................        6.600      12/01/07         288,367
    370   Essex Cnty, NJ Ser A1 Rfdg (AMBAC
          Insd)............................        5.375      09/01/10         394,061
    250   Hudson Cnty, NJ Ctfs Partn
          Correctional Fac Rfdg (MBIA
          Insd)............................        6.600      12/01/21         271,393
    250   Lacey Muni Util Auth NJ Wtr Rev
          (Prerefunded @ 12/01/04) (MBIA
          Insd)............................        6.250      12/01/24         283,955
    250   Mercer Cnty, NJ Impt Auth Rev Cap
          Apprec...........................           *       04/01/11         142,160
  6,130   Middlesex Cnty, NJ Util Auth Swr
          Rev Ser A Rfdg (MBIA Insd) (b)...        6.250      08/15/10       7,052,749
    500   Millburn Twp, NJ Brd Ed..........        5.350      07/15/12         539,785
  1,000   New Jersey Bldg Auth St Bldg
          Rev..............................        5.000      06/15/18         999,310
    500   New Jersey Econ Dev Auth Dist
          Heating & Cooling Rev Trigen
          Trenton Ser A....................        6.200      12/01/10         525,955
  2,000   New Jersey Econ Dev Auth Holt
          Hauling & Warehsg Rev Ser G
          Rfdg.............................        8.400      12/15/15       2,163,120
    300   New Jersey Econ Dev Auth Mkt
          Transition Fac Rev Sr Lien Ser A
          (MBIA Insd)......................        5.800      07/01/09         328,848
    210   New Jersey Econ Dev Auth Pollutn
          Ctl Rev Pub Svcs Elec & Gas Co
          Proj (MBIA Insd).................        6.400      05/01/32         232,861

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$ 1,900   New Jersey Econ Dev Auth Rev
          First Mtg Winchester Gardens Ser
          A................................        8.500%     11/01/16    $  2,182,473
    350   New Jersey Econ Dev Auth Rev RWJ
          Hlthcare Corp (FSA Insd).........        6.250      07/01/14         386,732
  1,000   New Jersey Econ Dev Auth Rev
          United
          Methodist Homes..................        7.500      07/01/20       1,196,610
  1,000   New Jersey Econ Dev Auth Rev
          United Methodist Homes Oblig Ser
          A (Prerefunded @ 07/01/05).......        7.500      07/01/25       1,196,610
    300   New Jersey Econ Dev Auth Wtr Fac
          Rev Hackensack Wtr Co Proj B Rfdg
          (MBIA Insd)......................        5.900      03/01/24         318,564
    490   New Jersey Hlthcare Fac Fin Auth
          Rev Atlantic City Med Cent Ser C
          Rfdg.............................        6.800      07/01/11         534,105
    700   New Jersey Hlthcare Fac Fin Auth
          Rev Christ Hosp Group Issue
          (Connie Lee Insd)................        7.000      07/01/04         796,194
    400   New Jersey Hlthcare Fac Fin Auth
          Rev Christ Hosp Group Issue
          (Connie Lee Insd)................        7.000      07/01/06         467,576
    250   New Jersey Hlthcare Fac Fin Auth
          Rev Genl Hosp Cent at Passaic
          (FSA Insd).......................        6.000      07/01/06         279,927
    250   New Jersey Hlthcare Fac Fin Auth
          Rev Genl Hosp Cent at Passaic
          (FSA Insd).......................        6.750      07/01/19         302,590
    400   New Jersey Hlthcare Fac Fin Auth
          Rev Jersey Shore Med Cent Rfdg
          (AMBAC Insd).....................        6.250      07/01/21         441,980
    500   New Jersey Hlthcare Fac Fin Auth
          Rev Southern Ocean Cnty Hosp Ser
          A................................        6.125      07/01/13         522,735
    400   New Jersey Sports & Exposition
          Auth Convention Cent Luxury Tax
          Rev Ser A Rfdg (MBIA Insd).......        6.250      07/01/20         438,492
    200   New Jersey St Edl Fac Auth Rev
          Caldwell College Ser A...........        7.250      07/01/25         216,972
    250   New Jersey St Edl Fac Auth Rev
          Glassboro St College Ser A
          (Prerefunded @ 07/01/01) (MBIA
          Insd)............................        6.700      07/01/21         271,573
    270   New Jersey St Hsg & Mtg Fin Agy
          Rev Home Buyer Ser K (MBIA
          Insd)............................        6.375      10/01/26         289,543

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          NEW JERSEY (CONTINUED)
$   500   New Jersey St Hsg & Mtg Fin Agy
          Rev Home Buyer Ser O (MBIA
          Insd)............................        6.300%     10/01/23    $    535,095
    500   New Jersey St Hsg & Mtg Fin Agy
          Rev Home Buyer Ser S (MBIA
          Insd)............................        6.000      10/01/21         530,085
  3,480   New Jersey St Tpk Auth Tpk Rev
          Ser C Rfdg (MBIA Insd) (b).......        6.500      01/01/16       4,131,247
    300   Union City, NJ (FSA Insd)........        6.375      11/01/10         352,263
                                                                          ------------
                                                                            32,094,827
                                                                          ------------
          NEW MEXICO  0.5%
  2,600   Albuquerque, NM Retirement Fac
          Rev Louisiana Vida Llena Proj Ser
          B Rfdg...........................        6.600      12/15/28       2,586,246
  2,500   New Mexico St Hosp Equip Ln
          Council Hosp Rev San Juan Regl
          Med Cent Inc Proj (Prerefunded @
          06/01/01)........................        7.900      06/01/11       2,762,400
                                                                          ------------
                                                                             5,348,646
                                                                          ------------
          NEW YORK  9.6%
  1,000   Brookhaven, NY Indl Dev Agy Sr
          Residential Hsg Rev Woodcrest
          Estates Fac A....................        6.375      12/01/37       1,000,790
  2,500   Clifton Springs, NY Hosp & Clinic
          Hosp Rev Rfdg....................        8.000      01/01/20       2,741,850
  3,640   Metropolitan Tran Auth NY
          Commuter Fac Rev Svcs Contract
          Ser R Rfdg (b)...................        5.500      07/01/17       3,767,910
  5,000   Metropolitan Tran Auth NY Svcs
          Contract Tran Fac Ser 5 Rfdg
          (b)..............................        7.000      07/01/12       5,415,250
  1,000   New York City Indl Dev Agy Field
          Hotel Assoc Lp JFK Rfdg..........        6.000      11/01/28       1,004,160
  1,000   New York City Indl Dev Agy
          Laguardia Assoc Lp Proj Rfdg.....        6.000      11/01/28       1,004,160
  1,000   New York City Indl Dev Agy Civic
          Fac Marymount Manhattan College
          Proj.............................        7.000      07/01/23       1,068,590
  4,100   New York City Muni Wtr Fin Auth
          Wtr & Swr Sys Rev Ser B (b)......        5.000      06/15/17       4,068,225
  5,000   New York City Ser A (b)..........        7.000      08/01/07       5,842,550
  2,500   New York City Ser B (b)..........        7.500      02/01/07       2,764,800
  4,055   New York City Ser C (b)..........        6.500      08/01/04       4,420,112

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$   945   New York City Ser C (Prerefunded
          @ 08/01/02)......................        6.500%     08/01/04    $  1,038,961
    180   New York City Ser C Subser C1....        7.500      08/01/20         201,020
    460   New York City Ser C Subser C1
          (Prerefunded @ 08/01/02).........        7.500      08/01/20         520,338
  2,000   New York City Ser D Rfdg (b).....        8.000      02/01/05       2,380,880
  2,200   New York City Ser E (b)..........        5.700      08/01/08       2,348,192
  2,500   New York St Dorm Auth Rev Secd
          Hosp Bronx Lebanon Rfdg..........        5.200      02/15/14       2,534,475
  5,000   New York St Dorm Auth Rev City
          Univ Ser F (b)...................        5.500      07/01/12       5,185,300
  2,750   New York St Dorm Auth Rev Court
          Fac Lease Ser A (b)..............        5.500      05/15/10       2,856,810
  2,295   New York St Dorm Auth Rev Mental
          Hlth Svcs Fac Ser A..............        5.750      02/15/11       2,482,502
  2,285   New York St Dorm Auth Rev Mental
          Hlth Svcs Fac Ser A..............        5.750      02/15/12       2,464,213
  1,000   New York St Dorm Auth Rev Mental
          Hlth Svcs Fac Ser C..............        4.750      08/15/19         961,430
  2,500   New York St Energy Resh & Dev
          Auth Gas Fac Rev (Inverse
          Fltg)............................        9.410      04/01/20       3,196,875
  3,000   New York St Energy Resh & Dev
          Auth Gas Fac Rev Brooklyn Union
          Gas Co Ser B (Inverse Fltg)......       10.284      07/01/26       3,960,000
  2,000   New York St Energy Resh & Dev
          Auth Pollutn Ctl Rev Niagara
          Mohawk Pwr Corp Ser A Rfdg (FGIC
          Insd)............................        7.200      07/01/29       2,294,160
    185   New York St Med Care Fac Fin Agy
          Rev Mental Hlth Svcs Fac Ser A...        7.750      08/15/11         200,923
    175   New York St Med Care Fac Fin Agy
          Rev Mental Hlth Svcs Fac Ser C...        7.300      02/15/21         190,636
  2,400   New York St Urban Dev Corp Rev
          Correctional Cap Fac Rfdg (b)....        5.625      01/01/07       2,535,648

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$20,500   New York St Urban Dev Corp Rev
          Correctional Cap Fac Ser A Rfdg
          (FSA Insd) (b)...................        5.250%     01/01/14    $ 21,610,075
  1,000   Peekskill, NY Indl Dev Agy Sr
          Drum Hill Sr Living Proj.........        6.375      10/01/28         998,020
  1,200   Port Auth NY & NJ Cons 95th
          Ser..............................        6.125      07/15/22       1,292,916
  1,500   Suffolk Cnty, NY Indl Dev Agy
          Indl Dev Rev Spellman High
          Voltage Fac Ser A................        6.375      12/01/17       1,500,525
                                                                          ------------
                                                                            93,852,296
                                                                          ------------
          OHIO  2.9%
  1,250   Cleveland Cuyahoga Cnty, OH Port
          Auth Rev Dev Port Cleveland Bond
          Fund Ser A.......................        5.750      05/15/20       1,249,150
    755   Cleveland Cuyahoga Cnty, OH Port
          Auth Rev Dev Port Cleveland Bond
          Fund Ser A.......................        5.800      05/15/27         752,343
  2,350   Cleveland, OH Arpt Spl Rev
          Continental Airls
          Inc Proj (b).....................        5.375      09/15/27       2,291,438
    500   Cleveland, OH Pkg Fac Rev Impt
          (Prerefunded @ 09/15/02).........        8.000      09/15/12         575,205
  1,000   Cuyahoga Cnty, OH Hlthcare Fac
          Rev
          Jennings Hall....................        7.300      11/15/23       1,081,330
    295   Fairfield, OH Econ Dev Rev
          Beverly Enterprises Inc Proj
          Rfdg.............................        8.500      01/01/03         314,045
  1,750   Franklin Cnty, OH Hlthcare
          Friendship Vlg Dublin, OH Rfdg...        5.625      11/01/22       1,753,465
  1,000   Madison Cnty, OH Hosp Impt Rev
          Madison Cnty Hosp Proj Rfdg......        6.400      08/01/28         993,340
  5,840   Ohio Hsg Fin Agy Single Family
          Mtg Rev Ser B (Inverse Fltg)
          (GNMA Collateralized)............       10.247      03/31/31       6,467,800
  1,000   Ohio St Air Quality Dev Auth Rev
          JMG Funding Ltd Partn Proj Rfdg
          (AMBAC Insd).....................        6.375      04/01/29       1,111,040
  2,000   Ohio St Solid Waste Rev CSC Ltd
          Poj..............................        8.500      08/01/22       2,084,040
  4,000   Ohio St Solid Waste Rev Republic
          Engineered Steels Proj...........        8.250      10/01/14       4,101,920

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$ 2,000   Ohio St Solid Waste Rev Republic
          Engineered Steels Proj...........        9.000%     06/01/21    $  2,141,800
  3,000   Ohio St Tpk Comm Tpk Rev Ser A
          Rfdg (FGIC Insd) (b).............        5.500      02/15/26       3,222,540
                                                                          ------------
                                                                            28,139,456
                                                                          ------------
          OKLAHOMA  0.6%
  1,980   McAlester, OK Pub Wks Auth Rev
          Rfdg & Impt (FSA Insd)...........        5.250      12/01/22       2,023,105
  2,050   Oklahoma Hsg Fin Agy Single
          Family Rev Mtg Class B (GNMA
          Collateralized)..................        7.997      08/01/18       2,271,379
  1,000   Tulsa, OK Muni Arpt Tran Rev
          American Airls Inc...............        7.600      12/01/30       1,082,580
                                                                          ------------
                                                                             5,377,064
                                                                          ------------
          OREGON  0.5%
  2,000   Oregon St Econ Dev Rev Georgia
          Pacific Corp.....................        6.350      08/01/25       2,112,220
  2,000   Oregon St Hlth Hsg Edl & Cultural
          Facs Auth........................        7.250      06/01/28       2,036,480
    475   Salem, OR Hosp Fac Auth Rev Cap
          Manor Inc........................        7.500      12/01/24         513,399
                                                                          ------------
                                                                             4,662,099
                                                                          ------------
          PENNSYLVANIA  5.1%
    500   Chartiers Vly, PA Indl &
          Commercial Dev Auth First Mtg
          Rev..............................        7.250      12/01/11         513,530
  5,000   Chester Cnty, PA Hlth & Edl Fac
          Auth Hlth Sys Rev (AMBAC Insd)
          (b)..............................        5.650      05/15/20       5,198,250
  1,000   Cliff House Ctf Trust Var Sts
          Variable Ctfs Partn Ser A........        6.625      06/01/27       1,000,000
  5,000   Dauphin Cnty, PA Genl Auth Rev
          Hotel & Conf Cent Hyatt
          Regency..........................        6.200      01/01/29       4,959,150
  1,400   Erie, PA Sch Dist Cap Apprec Rfdg
          (FSA Insd).......................         *         09/01/25         355,474
  2,500   Harrisburg, PA Auth Wtr Rev
          (Inverse Fltg) (FGIC Insd).......        8.247      06/18/15       2,843,750
  1,320   Harrisburg, PA Cap Apprec Nts Ser
          D Rfdg...........................         *         09/15/16         543,378

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 1,535   Harrisburg, PA Cap Apprec Nts Ser
          D Rfdg (AMBAC Insd)..............         *         09/15/19    $    532,845
 13,935   Lancaster, PA Ser A (FGIC
          Insd)............................        4.500%     05/01/28      12,664,267
  1,000   Lebanon Cnty, PA Hlth Fac Auth
          Hlth Cent Rev United Church of
          Christ Homes Rfdg................        6.750      10/01/10       1,005,370
  1,000   Lehigh Cnty, PA Indl Dev Auth
          Lifepath Inc Proj................        6.100      06/01/18         959,050
    905   Lehigh Cnty, PA Indl Dev Auth Rev
          Rfdg.............................        8.000      08/01/12         962,830
  1,230   Luzerne Cnty, PA Indl Dev Auth
          First Mtg Gross Rev Rfdg.........        7.875      12/01/13       1,338,031
  1,500   McKean Cnty, PA Hosp Auth Hosp
          Rev Bradford Hosp Proj (Crossover
          Rfdg @ 10/01/00).................        8.875      10/01/20       1,642,620
  3,000   Montgomery Cnty, PA Higher Edl &
          Hlth Auth Hosp Rev (Embedded
          Swap) (AMBAC Insd)...............        7.890      06/01/12       3,357,120
  1,000   Montgomery Cnty, PA Indl Dev Auth
          Retirement Cmnty Rev.............        6.300      01/01/13       1,006,700
  1,000   Montgomery Cnty, PA Indl Dev Auth
          Rev
          Res Recov........................        7.500      01/01/12       1,056,260
  2,000   Pennsylvania St Higher Edl
          Assistance Agy Student Ln Rev
          Rfdg (Inverse Fltg) (AMBAC
          Insd)............................       10.149      09/01/26       2,485,000
  3,150   Philadelphia, PA Auth For Indl
          Dev Rev Coml Dev RMK Rfdg........        7.750      12/01/17       3,507,682
    685   Philadelphia, PA Hosp & Higher
          Edl Fac Auth Hosp Rev............        7.250      03/01/24         717,859
  1,450   Ridley Park, PA Hosp Auth Rev
          Taylor Hosp Ser A Rfdg Hosp Auth
          Rev Ser 1993A....................        6.000      12/01/13       1,630,772
  1,000   Scranton Lackawanna, PA Hlth &
          Welfare Auth Rev Allied Svcs
          Rehab Hosp Ser A.................        7.375      07/15/08       1,106,150
    500   Scranton Lackawanna, PA Hlth &
          Welfare Auth Rev Moses Taylor
          Hosp Proj (Prerefunded @
          07/01/01)........................        8.250      07/01/09         557,765
                                                                          ------------
                                                                            49,943,853
                                                                          ------------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          RHODE ISLAND  0.5%
$ 1,975   Providence, RI Redev Agy Ctfs
          Partn
          Ser A............................        8.000%     09/01/24    $  2,150,301
  2,345   Rhode Island Hsg & Mtg Fin Corp
          Rental Hsg Pgm Ser B (FHA Gtd)...        7.950      10/01/30       2,433,289
    600   West Warwick, RI Ser A...........        7.300      07/15/08         667,746
                                                                          ------------
                                                                             5,251,336
                                                                          ------------
          SOUTH CAROLINA  0.3%
  2,000   Charleston Cnty, SC Indl Rev
          Zeigler Coal Hldg (c)............        6.950      08/10/28       2,005,500
  1,070   Piedmont Muni Pwr Agy SC Elec
          Rev..............................        5.000      01/01/25         993,227
                                                                          ------------
                                                                             2,998,727
                                                                          ------------
          SOUTH DAKOTA  0.1%
  1,000   South Dakota St Hlth & Edl Fac
          Auth Rev Huron Regl Med Cent.....        7.250      04/01/20       1,105,090
                                                                          ------------
          TENNESSEE  0.3%
  2,000   Springfield, TN Hlth & Edl Jesse
          Holman Jones Hosp Proj
          (Prerefunded @ 04/01/06).........        8.500      04/01/24       2,552,440
                                                                          ------------
          TEXAS  8.5%
  1,000   Abia Dev Corp TX Arpt Fac Rev
          Austin Belly Port Dev Proj A.....        6.500      10/01/23         992,250
  1,000   Austin, TX Arpt Sys Rev Prior
          Lien Ser A (MBIA Insd)...........        6.125      11/15/25       1,088,060
  1,000   Austin-Bergstorm Landhost
          Enteprises Inc TX Arpt Hotel Sr
          Ser A............................        6.750      04/01/27       1,010,010
    500   Baytown, TX Pptys Mgmt & Dev Corp
          Ser A (FNMA Collateralized)......        6.100      08/15/21         514,805
    140   Bell Cnty, TX Hlth Fac Dev Corp
          Rev Hosp Proj....................        9.250      07/01/08         145,407
  2,000   Bell Cnty, TX Indl Dev Corp Solid
          Waste
          Disposal Rev.....................        7.600      12/01/17       2,000,840
    500   Bexar Cnty, TX Hlth Fac Dev Corp
          Hosp Rev Saint Luke's Lutheran
          Hosp.............................        7.000      05/01/21         628,395
  1,500   Bexar Cnty, TX Hlth Fac Dev Corp
          Hosp Rev Saint Luke's Lutheran
          Hosp (Prerefunded @ 05/01/03)....        7.900      05/01/18       1,718,610

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$   272   Bexar Cnty, TX Hsg Fin Corp Rev
          Ser A (GNMA Collateralized)......        8.200%     04/01/22    $    280,641
  3,850   Brazos River Auth TX Rev Houston
          Inds Inc Proj Ser D Rfdg (MBIA
          Insd) (b)........................        4.900      10/01/15       3,882,609
  1,675   Cedar Hill, TX Indpt Sch Dist Cap
          Apprec Rfdg......................         *         08/15/15         688,525
    625   Clear Creek, TX Indpt Sch Dist
          (Prerefunded @ 02/01/01) (b).....        6.250      02/01/11         654,912
    250   Coastal Wtr Auth TX Conveyance
          Sys Rev (AMBAC Insd).............        6.250      12/15/17         266,970
    940   Dallas-Fort Worth, TX Intl Arpt
          Fac Impt Corp Rev American Airls
          Inc..............................        7.500      11/01/25       1,003,168
  1,500   Deer Park, TX Indpt Sch Dist.....        4.250      02/15/17       1,358,925
    250   El Paso, TX Hsg Auth Multi-Family
          Rev Ser A........................        6.250      12/01/09         265,105
     85   Galveston, TX Ppty Fin Auth
          Single Family Mtg Rev Ser A......        8.500      09/01/11          91,157
    250   Guadalupe Blanco River Auth TX
          Indl Dev Corp Pollutn Ctl Rev....        6.350      07/01/22         269,488
  1,250   Harris Cnty, TX Hlth Fac Dev Corp
          Mem Hosp Sys Proj Rfdg...........        7.125      06/01/15       1,398,262
    250   Harris Cnty, TX Muni Util Dist No
          120 (Prerefunded @ 08/01/01).....        8.000      08/01/14         273,753
    375   Harris Cnty, TX Sch Hlthcare Corp
          Sys Rev (Prerefunded @
          07/01/01)........................        7.100      07/01/21         409,646
 64,525   Houston, TX Wtr & Swr Sys Rev Cap
          Apprec Jr Lien Ser A Rfdg (FSA
          Insd)............................         *         12/01/25      16,163,512
  1,250   Irving, TX Indpt Sch Dist (PSF
          Gtd).............................         *         02/15/17         502,900
  1,000   Irving, TX Indpt Sch Dist Cap
          Apprec Ser A Rfdg (PSF Gtd)......         *         02/15/18         379,530
  5,045   Leander, TX Indpt Sch Dist Cap
          Apprec Rfdg (PSF Gtd)............         *         08/15/19       1,687,452
    250   Lockhart, TX Correctional Fac Fin
          Corp Rev (Prerefunded @ 04/01/01)
          (MBIA Insd)......................        6.625      04/01/12         264,790

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 2,435   Montgomery Cnty, TX Muni Util
          Dist No 47 Wtrworks & Swr (AMBAC
          Insd)............................        4.750%     10/01/24    $  2,315,831
  3,500   North Central TX Hlth Fac Dev
          Corp Rev Presbyterian Hlthcare
          Sys Ser C (Inverse Fltg)
          (Prerefunded @ 06/19/01)
          (MBIA Insd)......................        9.454      06/22/21       4,055,625
  5,000   North East Indpt Sch Dist TX.....        4.500      10/01/28       4,534,300
    750   Northwest Harris Cnty, TX Muni
          Util Dist No 23 (Prerefunded @
          04/01/01)........................        8.100      10/01/15         813,870
  2,425   Pflugerville, TX (FGIC Insd).....        4.750      08/01/20       2,316,772
  5,625   Pflugerville, TX (FGIC Insd).....        4.750      08/01/24       5,350,219
  3,560   Rockwall, TX Indpt Sch Dist Cap
          Apprec Rfdg (PSF Gtd) (c)........         *         08/15/20       1,132,116
  2,600   Rockwall, TX Indpt Sch Dist Cap
          Apprec Rfdg (PSF Gtd) (c)........         *         08/15/24         654,914
  2,000   San Antonio, TX Elec & Gas Rev
          Ser A Rfdg.......................        4.500      02/01/21       1,846,660
    250   San Antonio, TX Hlth Fac Dev Corp
          Rev Encore Nursing Cent Partn....        8.250      12/01/19         274,928
    250   Tarrant Cnty, TX Hlth Fac Dev
          Corp Hosp Rev Rfdg & Impt........        7.000      05/15/28         270,240
    250   Tarrant Cnty, TX Hlth Fac Dev
          Corp Hosp Rev Rfdg & Impt
          (Prerefunded @ 05/15/03).........        7.000      05/15/28         283,140
  2,000   Tarrant Cnty, TX Hlth Facs Dev
          Corp Rev (MBIA Insd).............        6.000      01/01/37       2,200,120
    243   Texas Genl Svcs Cmnty Partn
          Interests Office Bldg & Land
          Acquisition Proj.................        7.000      08/01/09         249,557
    500   Texas Genl Svcs Cmnty Partn
          Interests Office Bldg & Land
          Acquisition Proj.................        7.000      08/01/19         513,865
    500   Texas Genl Svcs Cmnty Partn
          Interests Office Bldg & Land
          Acquisition Proj.................        7.000      08/01/24         513,865
    876   Texas Genl Svcs Cmnty Partn Lease
          Purchase Ctfs....................        7.500      02/15/13         897,221
    100   Texas Hsg Agy Single Family Mtg
          Rev Ser A Rfdg...................        7.150      09/01/12         106,422

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 5,250   Texas St Dept Hsg & Cmnty Affairs
          Home Mtg Rev Coll Ser C Rfdg
          (Inverse Fltg) (GNMA
          Collateralized)..................       10.119%     04/03/98    $  6,352,500
    205   Texas St Higher Edl Brd College
          Sr Lien..........................        7.700      10/01/25         220,492
  4,025   Texas St Higher Edl Coordinating
          Brd College Student Ln...........         *         10/01/25       4,144,985
  1,000   Texas St Veterans Hsg Assist.....        6.800      12/01/10       1,074,630
  1,100   Texas St Veterans Hsg Assist
          (MBIA Insd)......................        6.800      12/01/23       1,183,611
  2,250   West Side Calhoun Cnty, TX Navig
          Dist Solid Waste Disp Union
          Carbide Chem & Plastics..........        8.200      03/15/21       2,430,360
  3,245   Wylie, TX Indpt Sch Dist Cap
          Apprec Rfdg (PSF Gtd)............         *         08/15/26         739,698
                                                                          ------------
                                                                            82,415,663
                                                                          ------------
          UTAH  2.3%
  3,050   Bountiful, UT Hosp Rev South
          Davis Cmnty Hosp Proj
          (Prerefunded @ 06/15/04).........        9.500      12/15/18       3,907,081
  1,340   Hildale, UT Elec Rev Gas Turbine
          Elec
          Fac Proj.........................        7.800      09/01/15       1,315,719
  1,000   Hildale, UT Elec Rev Gas Turbine
          Elec
          Fac Proj.........................        8.000      09/01/20         982,330
  1,000   Hildale, UT Elec Rev Gas Turbine
          Elec
          Fac Proj.........................        7.800      09/01/25         980,300
  1,850   Intermountain Pwr Agy UT Pwr
          Supply Rev Ser 86B...............        5.000      07/01/16       1,825,673
 11,000   Salt Lake City, UT Hosp Rev IHC
          Hosp Inc Rfdg (Embedded Swap)....        7.850      02/15/12      12,449,030
    430   Utah St Hsg Fin Agy Single Family
          Mtg Sr Ser A1 (FHA Gtd)..........        7.100      07/01/14         438,488
    585   Utah St Hsg Fin Agy Single Family
          Mtg Sr Ser A2 (FHA Gtd)..........        7.200      01/01/27         596,998
                                                                          ------------
                                                                            22,495,619
                                                                          ------------
          VIRGINIA  3.5%
  4,000   Alexandria, VA Redev & Hsg Auth
          3001 Park Cent Apts Ser A Rfdg...        6.375      04/01/34       4,011,720

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          VIRGINIA (CONTINUED)
$ 3,850   Charles City Cnty, VA Indl Dev
          Waste Mgmt VA Inc Proj Rfdg......        4.875%     02/01/09    $  3,827,477
  5,000   Chesapeake Bay Brdg & Tunl VA
          Dist Rev Gen Resolution Rfdg
          (MBIA Insd)......................        5.500      07/01/25       5,374,300
  2,000   Fairfax Cnty, VA Park Auth Park
          Fac Rev (b)......................        6.625      07/15/14       2,149,400
  3,500   Fredericksburg, VA Indl Dev Auth
          Hosp Fac Rev (Prerefunded @
          08/15/01) (FGIC Insd) (b)........        6.600      08/15/23       3,787,315
  2,080   Loudoun Cnty, VA Ctfs Partn (FSA
          Insd) (b)........................        6.800      03/01/14       2,334,509
  1,000   Loudoun Cnty, VA Ctfs Partn (FSA
          Insd) (b)........................        6.900      03/01/19       1,126,260
  3,000   Peninsula Ports Auth VA Rev Port
          Fac Zeigler Coal Rfdg (c)........        6.900      05/02/22       3,006,660
  5,000   Roanoke, VA Indl Dev Auth Hosp
          Rev Roanoke Mem Hosp Carilion
          Hlth Sys Ser B Rfdg (MBIA
          Insd) (b)........................        4.700      07/01/20       5,341,850
  2,650   Virginia St Pub Bldg Auth Ser
          A................................        5.500      08/01/16       2,794,770
                                                                          ------------
                                                                            33,754,261
                                                                          ------------
          WASHINGTON  1.2%
  2,000   King Cnty, WA Ser D..............        5.700      12/01/10       2,198,480
  1,250   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 1 Rev (FGIC
          Insd)............................        7.125      07/01/16       1,556,975
  3,555   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 1 Rev Ser C Rfdg
          (FSA Insd) (b)...................        5.375      07/01/15       3,643,733
  3,750   Washington St Pub Pwr Supply Sys
          Nuclear Proj No 3 Rev Ser C Rfdg
          (FSA Insd).......................        5.375      07/01/15       3,843,600
                                                                          ------------
                                                                            11,242,788
                                                                          ------------
          WEST VIRGINIA  0.4%
  4,000   West VA St Hosp Fin Auth Hosp Rev
          Rfdg (MBIA Insd).................        6.100      01/01/18       4,279,200
                                                                          ------------
          WISCONSIN  1.0%
    750   Jefferson, WI Swr Sys Wtrwrks &
          Elec Sys Mtg Rev (Prerefunded @
          07/01/01)........................        7.400      07/01/16         811,597
  1,000   Oconto Falls, WI Cmnty Dev Oconto
          Falls Tissue Inc Proj............        7.750      12/01/22       1,063,840

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          WISCONSIN (CONTINUED)
$ 1,250   Southeast WI Professional
          Baseball Pk Dist Sales Tax Rev
          (MBIA Insd)......................         *         12/15/21    $    387,262
  1,250   Southeast WI Professional
          Baseball Pk Dist Sales Tax Rev
          (MBIA Insd)......................         *         12/15/22         367,100
  1,250   Southeast WI Professional
          Baseball Pk Dist Sales Tax Rev
          (MBIA Insd)......................         *         12/15/23         347,938
  1,000   Southeast WI Professional
          Baseball Pk Dist Sales Tax Rev
          (MBIA Insd)......................         *         12/15/26         236,460
  3,500   Southeast WI Professional
          Baseball Pk Dist Sales Tax Rev
          (MBIA Insd) (b)..................         *         12/15/27         784,980
  3,500   Southeast WI Professional
          Baseball Pk Dist Sales Tax Rev
          (MBIA Insd) (b)..................         *         12/15/28         744,485
  3,500   Southeast WI Professional
          Baseball Pk Dist Sales Tax Rev
          (MBIA Insd) (b)..................         *         12/15/29         706,055
  1,250   Wisconsin Hsg & Econ Dev Auth
          Home Ownership Rev Rfdg (Inverse
          Fltg)............................       10.523%     10/25/22       1,387,500
    540   Wisconsin St Hlth & Edl Fac Auth
          Rev Hess Mem Hosp Assn...........        7.200      11/01/05         569,830
  2,000   Wisconsin St Hlth & Edl Milwaukee
          Catholic Home Proj...............        7.500      07/01/26       2,181,440
                                                                          ------------
                                                                             9,588,487
                                                                          ------------
          GUAM  0.0%
    250   Guam Govt Ser A..................        5.750      09/01/04         251,462
                                                                          ------------
          PUERTO RICO  0.2%
    200   Puerto Rico Comwlth Hwy & Tran
          Auth Hwy Rev Ser V Rfdg..........        6.625      07/01/12         217,100
    250   Puerto Rico Elec Pwr Auth Pwr Rev
          Ser T (Prerefunded @ 07/01/04)...        6.375      07/01/24         283,502
    250   Puerto Rico Elec Pwr Auth Pwr Rev
          Ser U Rfdg.......................        6.000      07/01/14         272,220
    250   Puerto Rico Elec Pwr Auth Pwr Rev
          Ser Z Rfdg.......................        5.500      07/01/14         263,265

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)               Description               Coupon         Maturity    Market Value
--------------------------------------------------------------------------------------
          PUERTO RICO (CONTINUED)
$   320   Puerto Rico Hsg Bank & Fin Agy
          Single Family Mtg Rev (GNMA
          Collateralized)..................        6.250%     04/01/29    $    337,248
    300   Puerto Rico Pub Bldgs Auth Gtd
          Pub Edl & Hlth Fac Ser M Rfdg
          (FSA Insd).......................        5.750      07/01/15         317,163
                                                                          ------------
                                                                             1,690,498
                                                                          ------------
TOTAL INVESTMENTS  101.9%
  (Cost $932,336,750).................................................     994,268,258
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.9%).........................     (18,763,362)
                                                                          ------------
NET ASSETS  100.0%....................................................    $975,504,896
                                                                          ============

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may not be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and futures transactions.

(c) Securities purchased on a when issued or delayed delivery basis.

(d) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(e) Currently is a payment-in-kind security which will convert to a cash paying security at a predetermined date.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FHA/VA--Federal Housing Administration/Department of Veterans Affairs
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $932,336,750).......................  $  994,268,258
Receivables:
  Interest..................................................      16,577,030
  Fund Shares Sold..........................................       1,385,565
  Investments Sold..........................................       1,008,760
  Variation Margin on Futures...............................         179,250
Other.......................................................          11,791
                                                              --------------
      Total Assets..........................................   1,013,430,654
                                                              --------------
LIABILITIES:
Payables:
  Bank Borrowings...........................................      20,337,126
  Investments Purchased.....................................       8,941,840
  Fund Shares Repurchased...................................       4,639,726
  Income Distributions......................................       2,124,295
  Distributor and Affiliates................................         957,812
  Investment Advisory Fee...................................         396,807
Accrued Expenses............................................         316,759
Trustees' Deferred Compensation and Retirement Plans........         211,393
                                                              --------------
      Total Liabilities.....................................      37,925,758
                                                              --------------
NET ASSETS..................................................  $  975,504,896
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $  921,374,732
Net Unrealized Appreciation.................................      62,017,779
Accumulated Undistributed Net Investment Income.............       1,410,677
Accumulated Net Realized Loss...............................      (9,298,292)
                                                              --------------
NET ASSETS..................................................  $  975,504,896
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $814,280,369 and 52,401,047 shares of
      beneficial interest issued and outstanding)...........  $        15.54
    Maximum sales charge (4.75%* of offering price).........             .77
                                                              --------------
    Maximum offering price to public........................  $        16.31
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $144,484,210 and 9,305,860 shares of
      beneficial interest issued and outstanding)...........  $        15.53
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $16,740,317 and 1,079,177 shares of
      beneficial interest issued and outstanding)...........  $        15.51
                                                              ==============
* On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 30,670,468
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,334,008
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $946,314, $872,383 and $77,722).............     1,896,419
Shareholder Services........................................       402,354
Custody.....................................................        39,143
Legal.......................................................        33,660
Trustees' Fees and Expenses.................................        19,566
Other.......................................................       454,847
                                                              ------------
    Total Operating Expenses................................     5,179,997
                                                              ------------
    Interest Expense........................................       588,704
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 24,901,767
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  6,773,117
  Options...................................................      (781,047)
  Futures...................................................    (4,042,723)
                                                              ------------
Net Realized Gain...........................................     1,949,347
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    90,902,720
                                                              ------------
  End of the Period:
    Investments.............................................    61,931,508
    Futures.................................................        86,271
                                                              ------------
                                                                62,017,779
                                                              ------------
Net Unrealized Depreciation During the Period...............   (28,884,941)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(26,935,594)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (2,033,827)
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

           For the Six Months Ended March 31, 1999, Nine Months Ended
            September 30, 1998 and the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                  Six Months Ended   Nine Months Ended       Year Ended
                                   March 31, 1999    September 30, 1998   December 31, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...........  $     24,901,767   $   40,753,662        $  53,413,395
Net Realized Gain...............         1,949,347        6,553,399           10,327,114
Net Unrealized
  Appreciation/Depreciation
  During the Period.............       (28,884,941)       6,332,209           23,723,238
                                  ----------------   --------------        -------------
Change in Net Assets from
  Operations....................        (2,033,827)      53,639,270           87,463,747
                                  ----------------   --------------        -------------
Distributions from Net
  Investment Income:
  Class A Shares................       (21,345,914)     (31,284,803)         (43,085,857)
  Class B Shares................        (4,066,761)      (7,203,055)          (9,834,294)
  Class C Shares................          (360,464)        (518,861)            (604,662)
                                  ----------------   --------------        -------------
    Total Distributions.........       (25,773,139)     (39,006,719)         (53,524,813)
                                  ----------------   --------------        -------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.........       (27,806,966)      14,632,551           33,938,934
                                  ----------------   --------------        -------------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold.......       437,190,154      531,715,930          535,028,913
Net Asset Value of Shares Issued
  Through Dividend
  Reinvestment..................        13,088,767       19,893,086           27,237,798
Cost of Shares Repurchased......      (449,142,276)    (556,676,605)        (619,837,342)
                                  ----------------   --------------        -------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS..........         1,136,645       (5,067,589)         (57,570,631)
                                  ----------------   --------------        -------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS........................       (26,670,321)       9,564,962          (23,631,697)
NET ASSETS:
Beginning of the Period.........     1,002,175,217      992,610,255        1,016,241,952
                                  ----------------   --------------        -------------
End of the Period (Including
  accumulated undistributed net
  investment income of
  $1,410,677, $2,282,049 and
  $535,106, respectively).......  $    975,504,896   $1,002,175,217        $ 992,610,255
                                  ================   ==============        =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                            Six Months    Nine Months
                              Ended          Ended              Year Ended December 31,
                            March 31,    September 30,   -------------------------------------
Class A Shares                 1999          1998         1997      1996      1995      1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period............ 15.9$91         $15.767      $15.267   $15.549   $14.261   $16.164
                                --          -------      -------   -------   -------   -------
Net Investment Income......  .408              .664         .852      .898      .874      .886
Net Realized and Unrealized
  Gain/Loss................ (.437)             .195         .500     (.298)    1.296    (1.907)
                                --          -------      -------   -------   -------   -------
Total from Investment
  Operations............... (.029)             .859        1.352      .600     2.170    (1.021)
Less Distributions from Net
  Investment Income........  .423              .635         .852      .882      .882      .882
                                --          -------      -------   -------   -------   -------
Net Asset Value, End of the
  Period................... $15.539         $15.991      $15.767   $15.267   $15.549   $14.261
                            =======         =======      =======   =======   =======   =======
Total Return (a)........... (.23%)*           5.62%*       9.14%     4.07%    15.61%    (6.37%)
Net Assets at End of the
  Period (In millions).....     $814.3      $ 788.7       $766.2    $792.3    $839.7    $495.8
Ratio of Operating Expenses
  to Average Net Assets
  (b)......................  .91%              .84%         .89%      .94%      .99%      .99%
Ratio of Interest Expense
  to Average Net Assets....  .12%              .03%          N/A       N/A       N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets (b)............... 5.22%             5.63%        5.54%     5.93%     5.86%     5.93%
Portfolio Turnover.........   52%*              89%*        104%       73%       61%       75%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *   Non-Annualized
     N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                            Six Months    Nine Months
                              Ended          Ended              Year Ended December 31,
                            March 31,    September 30,   -------------------------------------
      Class B Shares         1999(c)         1998         1997      1996      1995      1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period...........   $15.982        $15.764      $15.267   $15.549   $14.261   $16.139
                             -------        -------      -------   -------   -------   -------
Net Investment Income.....      .351           .572         .734      .783      .762      .780
Net Realized and
  Unrealized Gain/Loss....     (.441)          .195         .501     (.297)    1.294    (1.890)
                             -------        -------      -------   -------   -------   -------
Total from Investment
  Operations..............     (.090)          .767        1.235      .486     2.056    (1.110)
Less Distributions from
  Net Investment Income...      .366           .549         .738      .768      .768      .768
                             -------        -------      -------   -------   -------   -------
Net Asset Value, End of
  the Period..............   $15.526        $15.982      $15.764   $15.267   $15.549   $14.261
                             =======        =======      =======   =======   =======   =======
Total Return (a)..........     (.59%)*        5.05%*       8.27%     3.29%    14.74%    (6.96%)
Net Assets at End of the
  Period (In millions)....      $144.5       $197.9       $211.2    $211.0    $216.6    $158.7
Ratio of Operating
  Expenses to Average Net
  Assets (b)..............     1.67%          1.62%        1.65%     1.70%     1.73%     1.70%
Ratio of Interest Expense
  to Average Net Assets...      .12%           .03%          N/A       N/A       N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets (b)..............     4.48%          4.85%        4.78%     5.17%     5.09%     5.22%
Portfolio Turnover........       52%*           89%*        104%       73%       61%       75%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

 *   Non-Annualized
     N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                               Six Months        Nine Months
                                  Ended             Ended              Year Ended December 31,
                                March 31,       September 30,   -------------------------------------
Class C Shares                    1999              1998         1997      1996      1995      1994
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period............ $          15.964      $15.747      $15.254   $15.545   $14.262   $16.141
                            -----------------      -------      -------   -------   -------   -------
Net Investment Income......              .347         .570         .730      .782      .771      .783
Net Realized and Unrealized
  Gain/Loss................             (.433)        .196         .501     (.305)    1.280    (1.894)
                            -----------------      -------      -------   -------   -------   -------
Total from Investment
  Operations...............             (.086)        .766        1.231      .477     2.051    (1.111)
Less Distributions from Net
  Investment Income........              .366         .549         .738      .768      .768      .768
                            -----------------      -------      -------   -------   -------   -------
Net Asset Value, End of the
  Period................... $          15.512      $15.964      $15.747   $15.254   $15.545   $14.262
                            =================      =======      =======   =======   =======   =======
Total Return (a)...........             (.59%)*      4.99%*       8.34%     3.16%    14.74%    (6.97%)
Net Assets at End of the
  Period (In millions).....             $16.7        $15.5        $15.3     $12.9     $11.2      $3.9
Ratio of Operating Expenses
  to Average Net Assets
  (b)......................             1.67%        1.62%        1.66%     1.70%     1.72%     1.74%
Ratio of Interest Expense
  to Average net Assets....              .12%         .03%          N/A       N/A       N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets (b)...............             4.41%        4.86%        4.75%     5.17%     5.24%     5.19%
Portfolio Turnover.........               52%*         89%*        104%       73%       61%       75%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

 *   Non-Annualized
     N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $11,480,037 which will expire on September 30, 2003. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.
    At March 31, 1999, for federal income tax purposes, cost of long-term investments is $932,342,114; the aggregate gross unrealized appreciation is $74,029,013 and the aggregate gross unrealized depreciation is $12,102,869, resulting in net unrealized appreciation on long-term investments of $61,926,144.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                                                       AVERAGE NET ASSETS
-------------------------------------------------------------------------
First $500 million.................................        .50 of 1%
Over $500 million..................................        .45 of 1%

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $23,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $141,100 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.
    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 1999, the Fund recognized expenses of approximately $287,100. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
    At March 31, 1999, capital aggregated $766,696,290, $138,293,666 and
$16,384,776 for Classes A, B and C, respectively. For the six months ended March 31, 1999, transactions were as follows:

                                               SHARES           VALUE
-------------------------------------------------------------------------
Sales:
  Class A..................................   26,792,538    $ 420,778,727
  Class B..................................      829,189       13,036,076
  Class C..................................      215,227        3,375,351
                                             -----------    -------------
Total Sales................................   27,836,954    $ 437,190,154
                                             ===========    =============
Dividend Reinvestment:
  Class A..................................      689,900    $  10,837,581
  Class B..................................      130,981        2,057,317
  Class C..................................       12,364          193,869
                                             -----------    -------------
Total Dividend Reinvestment................      833,245    $  13,088,767
                                             ===========    =============
Repurchases:
  Class A..................................  (24,402,882)   $(383,855,026)
  Class B..................................   (4,040,198)     (63,404,601)
  Class C..................................     (119,990)      (1,882,649)
                                             -----------    -------------
Total Repurchases..........................  (28,563,070)   $(449,142,276)
                                             ===========    =============

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $718,935,008, $186,604,874 and
$14,698,205 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A...................................   32,662,126    $ 513,944,856
  Class B...................................      929,950       14,649,977
  Class C...................................      198,389        3,121,097
                                              -----------    -------------
Total Sales.................................   33,790,465    $ 531,715,930
                                              ===========    =============
Dividend Reinvestment:
  Class A...................................    1,003,395    $  15,819,172
  Class B...................................      239,468        3,773,374
  Class C...................................       19,090          300,540
                                              -----------    -------------
Total Dividend Reinvestment.................    1,261,953    $  19,893,086
                                              ===========    =============
Repurchases:
  Class A...................................  (32,937,857)   $(518,889,151)
  Class B...................................   (2,179,386)     (34,392,429)
  Class C...................................     (216,155)      (3,395,025)
                                              -----------    -------------
Total Repurchases...........................  (35,333,398)   $(556,676,605)
                                              ===========    =============

    At December 31, 1997, capital aggregated $708,060,131, $202,573,952 and
$14,671,593 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                SHARES           VALUE
--------------------------------------------------------------------------
Sales:
  Class A...................................   33,152,701    $ 506,790,274
  Class B...................................    1,551,226       23,205,097
  Class C...................................      328,583        5,033,542
                                              -----------    -------------
Total Sales.................................   35,032,510    $ 535,028,913
                                              ===========    =============

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                SHARES           VALUE
--------------------------------------------------------------------------
Dividend Reinvestment:
  Class A...................................    1,410,217    $  21,710,873
  Class B...................................      338,503        5,210,731
  Class C...................................       20,537          316,194
                                              -----------    -------------
Total Dividend Reinvestment.................    1,769,257    $  27,237,798
                                              ===========    =============
Repurchases:
  Class A...................................  (37,868,614)   $(580,864,995)
  Class B...................................   (2,313,649)     (35,527,835)
  Class C...................................     (225,699)      (3,444,512)
                                              -----------    -------------
Total Repurchases...........................  (40,407,962)   $(619,837,342)
                                              ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

    For the six months ended March 31, 1999, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $97,200 and CDSC on redeemed shares of approximately $99,400. Sales charges do not represent expenses of the Fund.
    On December 19, 1997, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital New Jersey Tax Free Income Fund (the "NJ Fund"), through a tax free reorganization approved by NJ Fund shareholders on December 18, 1997. The Fund issued 468,278, 621,329 and 62,562 shares of Classes A, B and C

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

valued at $7,384,748, $9,798,388 and $985,356, respectively, in exchange for NJ Fund's net assets. Included in these net assets was a capital loss carryforward of $203,930 which is included in accumulated net realized gain/loss and cumulative book and tax basis differences related to expenses not yet deductible for tax purposes of $15,721 which is a component of undistributed net investment income. Shares issued in connection with this reorganization are included in common share sales for the year ended December 31, 1997. Combined net assets on the day of acquisition were $1,013,024,339.

4. INVESTMENT TRANSACTIONS
For the six months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $537,109,362 and $564,360,602, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.
    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended March 31, 1999, were as follows:

                                                    CONTRACTS     PREMIUM
--------------------------------------------------------------------------
Outstanding at September 30, 1998...............      2,250      $   6,775
Options Written and Purchased (Net).............      3,850       (642,904)
Options Terminated in Closing Transactions
  (Net).........................................     (3,250)       231,794
Options Expired (Net)...........................     (2,850)       404,335
                                                     ------      ---------
Outstanding at March 31, 1999...................        -0-      $     -0-
                                                     ======      =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract could be in excess of the variation margin reflected on the Statement of Assets and Liabilities.
    Transactions in futures contracts for the six months ended March 31, 1999 were as follows:

                                                           CONTRACTS
--------------------------------------------------------------------
Outstanding at September 30, 1998.........................    1,660
Futures Opened............................................   14,707
Futures Closed............................................  (15,575)
                                                            -------
Outstanding at March 31, 1999.............................      792
                                                            =======

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    The futures contracts outstanding at March 31, 1999, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                             UNREALIZED
                                                           APPRECIATION/
                DESCRIPTION                   CONTRACTS    (DEPRECIATION)
-------------------------------------------------------------------------
Long Contracts--U.S. Treasury Bond Futures
  June 1999
  (Current notional value $120,563 per
     contract)..............................     192         $(233,869)
Short Contracts--Municipal Bond Index Futures June 1999
  (Current notional value $123,594 per
     contract)..............................     600           320,140
                                                 ---         ---------
                                                 792         $  86,271
                                                 ===         =========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.
    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.
    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.
    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 1999, are payments retained by Van Kampen of approximately $727,800.

7. BORROWINGS
In accordance with its investment policies, the Fund may borrow money from banks in an amount up to 5% of its total assets. The Fund, in combination with two other funds in the fund complex, has entered into a $100 million revolving credit agreement which expires September 27, 1999. The maximum amount available to any single fund is $75 million. Interest is charged under the agreement at a rate of .45% above the federal funds rate. The interest rate in effect at March 31, 1999 was 5.575%. An annual facility fee of .06% is charged on the unused portion of the credit facility.
    The average daily balance of bank borrowings for the six months ended March 31, 1999 was approximately $21,647,200 with an average interest rate of 5.45%. At March 31, 1999, borrowings under this agreement represented 2.0% of the Fund's total assets.

                        VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive

Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999
    All rights reserved.

(SM) denotes a service mark of
     Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 1999, the report, if used by prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 22

INF SAR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,

    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                            Continued on page  2

MARKET REVIEW

    Most areas of the bond market were quite active during the reporting period, with U.S. Treasury bonds experiencing the greatest price appreciation. Intense demand, decreasing supply, and a flight to quality that included investors around the globe pushed the 30-year Treasury bond to its lowest yield ever in October 1998.

    At the same time, investors shied away from lower-rated securities, causing the prices of high-yield bonds to plummet. The high-yield market rebounded late in 1998 as investors saw that the economy was performing well and that the global financial crisis was on its way to recovery. The prices of most investment-grade bonds experienced similar though much less dramatic movement during this period. However, municipal bonds--particularly high-quality municipals--saw very little price movement during this time.

OUTLOOK

    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.

    We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.

    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,




[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory
Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)...     1.46%      1.12%      1.12%
Six-month total return(2)................    (1.83%)    (1.86%)     0.13%
One-year total return(2).................     2.10%      1.68%      3.78%
Five-year average annual total
  return(2)..............................     6.25%      6.18%      6.19%
Life-of-Fund average annual total
  return(2)..............................     5.93%      5.76%      4.84%
Commencement date........................  05/28/93   05/28/93   10/19/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     4.69%      4.12%      4.12%
Taxable equivalent distribution
rate(4)..................................     7.33%      6.44%      6.44%
SEC Yield(5).............................     3.84%      3.20%      3.20%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 1999.

A portion of the interest income may be taxable for investors subject to the federal alternative minimum tax (AMT).

Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The share value of the Fund will generally fluctuate more than the value of short-term investments particularly if there is a rise in short-term rates.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of Fund shares.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

We recently spoke with the management team of the Van Kampen Intermediate Term Municipal Income Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Timothy D. Haney, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following interview discusses the Fund's performance during the six months ended March 31, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced significant volatility during the period, the municipal market remained relatively stable. For the majority of the six months, municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates and the 30-year U.S. Treasury bond reached its lowest yield on record. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.

    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. In 1998 we experienced the second-heaviest level of municipal issuance ever. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers financing special growth and expansion projects, as opposed to using municipal bonds to finance their regular operations.

    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Fund because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 80 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors realized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

   Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

   A The Fund's proportion of AAA-rated bonds increased significantly because we received a substantial inflow of new funds during the past six months. Typically, when new assets come into the Fund, we put that new money to work right away in insured bonds because we have been able to find attractive AAA bonds easily and quickly. Then, we gradually move some of the assets into lower-rated and non-rated bonds as opportunities arise. Because the marketplace currently offers a wide range of strong lower-rated credits, we plan to continue shifting assets into non-rated bonds throughout the next several months.

    In addition, we focused on premium bonds with 10-15 year maturities because we feel they currently provide some of the best values in the municipal market. Bonds in this maturity range currently offer yields that are similar to longer-maturity bonds, but present less interest rate risk. In fact, the Fund generated a yield that was quite competitive with that of a 30-year insured municipal bond, but experienced less than half as much price volatility (as measured by duration). To keep the Fund's average maturity within our target range, we have balanced these 10-15 year bonds with very short-maturity bonds. For additional portfolio highlights, please refer to page 9.

   Q  WHERE DID YOU FIND VALUE IN THE MUNICIPAL MARKET?

   A We looked for areas of the municipal marketplace where a large number of issues had temporarily reduced bond prices. For example, smaller states often don't have enough demand to immediately absorb a large volume of new bonds. We took advantage of those situations to purchase bonds at below-market prices, and then sold them once the issues had been absorbed and prices had risen.

    In addition, we found value in a new type of utility bond that has entered the marketplace as a part of pooled gas purchase programs. In these new programs, municipalities join together to purchase natural gas in larger quantities so that they can each benefit from the lower rates offered to large buyers. These programs are often financed through municipal bonds. Because these bonds are new and unfamiliar, we were able to purchase them at below-market rates and have subsequently seen good price appreciation as the market has grown accustomed to this kind of bond issue. In sectors that are undergoing rapid transitions--areas such as health care and utilities--we can take advantage of our research capabilities to seek out those issuers that we feel have the potential to perform well as their industries are transformed.

   Q  HOW DID THE FUND PERFORM DURING THE PERIOD?

   A During the past six months, the Fund generated a total return of 1.46 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers 10-Year Municipal Bond Index produced a total return of 1.23 percent over the same period. This index is a broad-based statistical composite of municipal bonds and does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments it represents. The Fund's tax-exempt distribution rate of 4.69 percent(3) translates into a taxable-equivalent yield of 7.33 percent(4) for an investor in the 36 percent federal income tax bracket. Past performance does not guarantee future results.

    The Fund's monthly dividend was increased on March 1, 1999, from $0.0405 per Class A share to $0.0430. As intermediate-term bonds became more attractive in the municipal market, we were able to purchase higher-yielding bonds and build the Fund's income stream. Because the increase in income was significant enough to support a higher dividend, the Fund's Board of Trustees approved the dividend increase. Please refer to the chart and footnotes on page 3 for additional performance results.


   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance continues to bolster the credit conditions of municipal issuers--a trend we expect to persist. As we mentioned earlier, economic strength has made issuers more likely to issue debt for special projects rather than for general operating financing. We believe that as long as municipalities remain economically healthy, this situation is likely to continue.

    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend, as municipal bond insurers have become more cautious as of late. If, as anticipated, this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.

    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG]
Timothy D. Haney

Timothy D. Haney
Portfolio Manager

[SIG]
Peter W. Hegel

Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND
 TOP TEN STATES AS OF MARCH 31, 1999

                         PERCENTAGE OF FUND'S
                         LONG-TERM INVESTMENTS
Illinois...............  10.1%
New York...............  9.9%
Georgia................  6.4%
New Jersey.............  5.7%
Alabama................  5.4%
Ohio...................  5.4%
Florida................  5.3%
Texas..................  5.0%
California.............  4.6%
Tennessee..............  3.9%


 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF MARCH 31, 1999

               AAA        AA        A        BBB       CCC      NON-RATED
 3/31/1999     40.2       5.0       8.2      20.9      0.4       25.3

                                   [PIE CHART]

AS OF SEPTEMBER 30, 1998

               AAA        AA        A        BBB       BB      NON-RATED
 9/30/1998     35.9       4.3       7.7      20.6      2.9       28.6

                                   [PIE CHART]

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

 As of March 31, 1999
Health Care...........  20.8%
General Purpose.......  12.7%
Multi-Family
  Housing.............  12.5%
Industrial Revenue....  11.6%
Airport...............  11.1%

AS OF SEPTEMBER 30, 1998
Health Care............   21.0%
Multi-Family Housing...   14.3%
General Purpose........   13.3%
Industrial Revenue.....   11.9%
Airport................    8.6%

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         MUNICIPAL BONDS  105.7%
         ALABAMA  5.7%
$1,015   Birmingham, AL Arpt Auth Arpt Rev Rfdg
         (AMBAC Insd) (b).......................  5.250%      07/01/06    $ 1,061,385
 1,000   Montgomery, AL BMC Spl Care Facs Fin
         Auth Rev Baptist Hlth Ser B (MBIA
         Insd)..................................  4.100       11/15/05        999,100
   500   West Jefferson Cnty, AL Amusement & Pub
         Pk Auth (Prerefunded @ 12/01/06).......  7.500       12/01/08        614,740
                                                                          -----------
                                                                            2,675,225
                                                                          -----------
         ALASKA  0.6%
   250   Seward, AK Rev AK Sealife Cent Proj....  7.100       10/01/05        262,377
                                                                          -----------
         ARIZONA  3.7%
   500   Maricopa Cnty, AZ Indl Dev Auth Sr
         Living Fac Rev.........................  7.250       04/01/05        521,030
 1,070   Pima Cnty, AZ Indl Dev Auth Indl Rev
         Lease Oblig Irvington Proj Tucson Ser A
         Rfdg (FSA Insd) (c)....................  7.250       07/15/10      1,184,436
                                                                          -----------
                                                                            1,705,466
                                                                          -----------
         CALIFORNIA  4.9%
   335   California Edl Fac Auth Rev Pacific
         Grad School............................  6.950       11/01/07        348,387
 1,000   California St (AMBAC Insd).............  6.400       09/01/08      1,171,740
   240   Del Mar, CA Race Track Auth Rev Rfdg...  6.000       08/15/06        254,707
   500   Stockton, CA Cmnty Fac Dist Spl Tax No
         1 Mello Roos Weston Ranch Ser A........  5.500       09/01/09        505,650
                                                                          -----------
                                                                            2,280,484
                                                                          -----------
         COLORADO  3.5%
   330   Colorado Hlth Fac Auth Rev Sr Living
         Fac Eaton Terrace Ser A................  6.800       07/01/09        342,405
   134   Colorado Hsg Fin Auth Access Pgm Single
         Family Pgm Ser E.......................  8.125       12/01/24        145,935
 1,000   Denver, CO City & Cnty Arpt Rev Ser
         A......................................  7.400       11/15/04      1,135,770
                                                                          -----------
                                                                            1,624,110
                                                                          -----------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         CONNECTICUT  1.4%
$  145   Mashantucket Western Pequot Tribe CT
         Spl Rev Ser A (Escrowed to Maturity),
         144A - Private Placement (a)...........  6.500%      09/01/06    $   167,407
   475   New Haven, CT Indl Fac Rev Adj Govt
         Cent Thermal Energies..................  7.250       07/01/09        490,523
                                                                          -----------
                                                                              657,930
                                                                          -----------
         FLORIDA  5.6%
 1,150   Florida Hsg Fin Agy Hsg Maitland Club
         Apts Ser B1 (AMBAC Insd)...............  6.750       08/01/14      1,257,468
   190   Lee Cnty, FL Indl Dev Auth Econ Rev
         Encore Nursing Cent Partner Rfdg.......  8.125       12/01/07        207,928
   250   Orange Cnty, FL Hlth Fac Auth Rev First
         Mtg Orlando Lutheran Twr Rfdg..........  8.125       07/01/06        274,895
   300   Volusia Cnty, FL Indl Dev Auth Bishops
         Glen Proj Rfdg.........................  7.125       11/01/06        342,237
   535   Westchase East Cmnty Dev Dist FL Cap
         Impt Rev...............................  7.250       05/01/03        552,639
                                                                          -----------
                                                                            2,635,167
                                                                          -----------
         GEORGIA  6.7%
 1,455   De Kalb Cnty, GA Hsg Auth Multi-Family
         Hsg Rev North Hill Apts Proj Rfdg (FNMA
         Collateralized) (c)....................  6.625       01/01/25      1,585,383
   500   Forsyth Cnty, GA Hosp Auth Rev Antic
         Ctfs GA Baptist Hlth Care Sys Proj.....  6.000       10/01/08        498,570
 1,000   George L Smith II GA World Congress Ctr
         Auth Rev Rfdg Domed Stadium Proj (MBIA
         Insd) (b)..............................  6.000       07/01/04      1,052,350
                                                                          -----------
                                                                            3,136,303
                                                                          -----------
         ILLINOIS  10.7%
   400   Bedford Park, IL Tax Increment 71st &
         Cicero Proj Rfdg.......................  7.000       01/01/06        429,240
   500   Carol Stream, IL First Mtg Rev Windsor
         Pk Mnr Proj............................  6.500       12/01/07        537,370
   445   Chicago, IL Tax Increment Allocation
         San Drainage & Ship Canal A............  7.375       01/01/05        470,810
   545   Clay Cnty, IL Hosp Rev.................  5.500       12/01/10        536,209
   135   Danville, IL Single Family Mtg Rev
         Rfdg...................................  7.300       11/01/10        143,829
   330   Huntley, IL Spl Svc Area No 7 Spl
         Tax....................................  6.000       03/01/09        329,858

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         ILLINOIS (CONTINUED)
$1,335   Illinois Dev Fin Auth Elderly Hsg Rev
         Libertyville Towers Ser A..............  6.500%      09/01/09    $ 1,412,924
   750   Illinois Hlth Fac Auth Rev Holy Cross
         Hosp Proj Ser 94-A.....................  6.250       03/01/04        791,385
   300   Peoria, IL Spl Tax WeaverRidge Spl Svc
         Area...................................  7.625       02/01/08        327,108
                                                                          -----------
                                                                            4,978,733
                                                                          -----------
         INDIANA  0.7%
   350   Indiana Hlth Fac Fin Auth Hosp Rev Rfdg
         Floyd Mem Hosp & Hlth Svcs.............  4.800       02/15/07        353,731
                                                                          -----------
         KANSAS  2.4%
 1,120   Kansas St Dev Fin Auth Rev Rfdg Dept
         Corr El Dorado Proj Ser A1 (MBIA
         Insd)..................................  4.050       08/01/05      1,120,258
                                                                          -----------
         KENTUCKY  1.2%
   500   Kenton Cnty, KY Arpt Brd Rev (MBIA
         Insd)..................................  5.900       03/01/05        545,495
                                                                          -----------
         LOUISIANA  1.6%
   230   Iberia Parish, LA Hosp Svc Dist No 1
         Hosp Rev...............................  7.500       05/26/06        234,158
   500   Louisiana Hsg Fin Agy Rev Multi-Family
         Hsg Plantation Ser A...................  7.200       01/01/06        500,900
                                                                          -----------
                                                                              735,058
                                                                          -----------
         MASSACHUSETTS  3.7%
   500   Massachusetts St Hlth & Edl Fac Auth
         Rev Cent New England Hlth Sys Ser A....  6.125       08/01/13        511,650
   500   Massachusetts St Hlth & Edl North Adams
         Regl Hosp Ser C........................  6.250       07/01/04        537,810
   210   Massachusetts St Indl Fin Agy East
         Boston Neighborhood Proj...............  7.250       07/01/06        199,500
   500   Massachusetts St Indl Fin Agy Rev Grtr
         Lynn Mental Hlth.......................  6.200       06/01/08        498,255
                                                                          -----------
                                                                            1,747,215
                                                                          -----------
         MICHIGAN  3.2%
 1,500   Michigan St Strategic Fd Ltd Oblig Rev
         United Waste Sys Proj (b)..............  5.200       04/01/10      1,503,735
                                                                          -----------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         MINNESOTA  1.7%
$  500   Dakota Cnty, MN Hsg & Redev Auth
         Multi-Family Hsg Rev Affordable Hsg
         View Pointe Proj.......................  6.000%      11/01/09    $   499,980
   300   Minneapolis, MN Multi-Family Rev Hsg
         Belmont Apts Proj......................  7.000       11/01/06        312,120
                                                                          -----------
                                                                              812,100
                                                                          -----------
         MISSOURI  3.6%
 1,500   Kansas City, MO Arpt Rev Genl Impt Ser
         A (FSA Insd) (c).......................  7.000       09/01/12      1,702,965
                                                                          -----------
         MONTANA  1.1%
   500   Crow Fin Auth MT Tribal Purp Rev, 144A-
         Private Placement (a)..................  5.400       10/01/07        526,910
                                                                          -----------
         NEW JERSEY  6.1%
   500   Camden Cnty, NJ Impt Auth Lease Rev
         Kaighn Pt Marine Terminal A............  7.375       06/01/07        535,060
 1,000   East Orange, NJ Brd Ed Ctfs Partn Cap
         Apprec (FSA Insd)......................  *           02/01/16        432,620
   250   New Jersey Econ Dev Auth Rev Sr Mtg
         Arbor Glen Proj Ser A (Escrowed to
         Maturity)..............................  8.000       05/15/04        290,862
 1,000   New Jersey Hlthcare Fac Fin Auth Rev
         Christ Hosp Group Issue (Connie Lee
         Insd)..................................  7.000       07/01/06      1,168,940
   375   New Jersey Hlthcare Fac Fin Auth Rev
         Palisades Med Cent.....................  7.500       07/01/06        398,040
                                                                          -----------
                                                                            2,825,522
                                                                          -----------
         NEW MEXICO  2.1%
 1,000   Rio Rancho, NM Wtr & Wastewtr Sys Rev
         Rfdg (AMBAC Insd)......................  4.400       05/15/11        981,250
                                                                          -----------
         NEW YORK  10.5%
   500   Brookhaven, NY Indl Dev Agy Sr
         Residential Hsg Rev Woodcrest Estates
         Fac Ser A..............................  5.875       12/01/09        500,385
   500   New York City Ser A....................  7.000       08/01/07        584,255
   500   New York St Dorm Auth Rev Rfdg Secd
         Hosp North Gen Hosp Ser G..............  5.125       02/15/08        519,475
 1,000   New York St Med Care Fac Fin Agy Rev NY
         Hosp Mtg Ser A (Prerefunded @ 02/15/05)
         (AMBAC Insd)...........................  6.200       08/15/05      1,127,390

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$1,000   New York St Twy Auth Svc Contract Loc
         Hwy & Brdg.............................  5.800%      04/01/00    $ 1,024,840
 1,000   Niagara Falls, NY Pub Impt (MBIA
         Insd)..................................  6.900       03/01/20      1,136,270
                                                                          -----------
                                                                            4,892,615
                                                                          -----------
         OHIO  5.7%
   500   Cuyahoga Cnty, OH Hlthcare Fac Rev
         Judson Retirement Cmnty Ser A Rfdg.....  7.000       11/15/10        535,350
   250   Marion Cnty, OH Hosp Impt Rev Cmnty
         Hosp Rfdg..............................  6.375       05/15/11        271,373
 1,000   Ohio St Air Quality Dev Auth Rev Owens
         Corning Fiberglass Proj Rfdg...........  6.250       06/01/04      1,051,480
   775   Sandusky Cnty, OH Hosp Fac Rev Rfdg Mem
         Hosp...................................  5.000       01/01/06        791,763
                                                                          -----------
                                                                            2,649,966
                                                                          -----------
         OKLAHOMA  1.0%
   445   Shawnee, OK Hosp Auth Hosp Rev
         Midamerica Hlthcare Inc Rfdg...........  5.750       10/01/03        455,818
                                                                          -----------
         PENNSYLVANIA  1.6%
   225   Erie, PA Higher Edl Bldg Auth College
         Rev Mercyhurst College Proj A Rfdg.....  5.300       03/15/03        234,655
   490   Philadelphia, PA Auth For Indl Dev
         Hlthcare Fac Rev Baptist Home of Phil
         Ser A..................................  5.200       11/15/04        494,214
                                                                          -----------
                                                                              728,869
                                                                          -----------
         TENNESSEE  4.2%
 2,000   Municipal Energy Acq Corp TN Gas Rev
         (FSA Insd).............................  4.125       03/01/09      1,941,240
                                                                          -----------
         TEXAS  5.3%
   500   Austin, TX Util Sys Rev Rfdg (AMBAC
         Insd)..................................  6.500       11/15/05        570,350
 1,110   Garland, TX Rfdg Ser A.................  5.300       02/15/14      1,148,273
   405   Mesquite, TX Hlth Fac Dev Retirement
         Fac Christian Ser A....................  6.100       02/15/08        427,931
   300   San Antonio, TX Hsg Fin Corp
         Multi-Family Hsg Rev Beverly Oaks Arpt
         Proj Ser A.............................  7.500       02/01/10        315,876
                                                                          -----------
                                                                            2,462,430
                                                                          -----------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         UTAH  2.5%
$1,070   Utah St Hsg Fin Agy Single Family Mtg
         Mezz Ser A (FHA Gtd) (c)...............  7.150%      07/01/12    $ 1,150,689
                                                                          -----------
         VIRGINIA  1.2%
   500   Pittsylvania Cnty, VA Indl Dev Auth Rev
         Exempt Fac Ser A.......................  7.450       01/01/09        546,190
                                                                          -----------
         U. S. VIRGIN ISLANDS  3.5%
 1,000   Virgin Islands Port Auth Arpt Rev Rfdg
         Ser A (ACA Insd) (b)...................  4.050       09/01/01      1,001,390
   600   Virgin Islands Pub Fin Auth Rev Sr Lien
         Fd Ln Nts Ser C........................  5.500       10/01/07        632,028
                                                                          -----------
                                                                            1,633,418
                                                                          -----------
TOTAL LONG-TERM INVESTMENTS  105.7%
  (Cost $46,661,229)..................................................     49,271,269
TOTAL SHORT-TERM INVESTMENTS  4.5%
  (Cost $2,100,000)...................................................      2,100,000
                                                                          -----------
TOTAL INVESTMENTS  110.2%
  (Cost $48,761,229)..................................................     51,371,269
LIABILITIES IN EXCESS OF OTHER ASSETS  (10.2%)........................     (4,773,045)
                                                                           ----------
NET ASSETS  100.0%....................................................    $46,598,224
                                                                           ==========

 * Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

    ACA--American Capital Access
    AMBAC--AMBAC Indemnity Corporation
    Connie Lee--Connie Lee Insurance Company
    FHA--Federal Housing Administration
    FNMA--Federal National Mortgage Association
    FSA--Financial Security Assurance Inc.
    MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $48,761,229)........................    $51,371,269
Cash........................................................          3,730
Receivables:
  Investments Sold..........................................      2,520,054
  Interest..................................................        642,086
  Fund Shares Sold..........................................         48,901
                                                                -----------
      Total Assets..........................................     54,586,040
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      6,598,167
  Fund Shares Repurchased...................................      1,073,646
  Income Distributions......................................         64,206
  Distributor and Affiliates................................         43,636
  Investment Advisory Fee...................................         20,178
Trustees' Deferred Compensation and Retirement Plans........        123,587
Accrued Expenses............................................         64,396
                                                                -----------
      Total Liabilities.....................................      7,987,816
                                                                -----------
NET ASSETS..................................................    $46,598,224
                                                                ===========
NET ASSETS CONSIST OF:
Capital.....................................................    $44,172,289
Net Unrealized Appreciation.................................      2,610,040
Accumulated Undistributed Net Investment Income.............         25,269
Accumulated Net Realized Loss...............................       (209,374)
                                                                -----------
NET ASSETS..................................................    $46,598,224
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $26,813,152 and 2,520,847 shares of
    beneficial interest issued and outstanding).............    $     10.64
    Maximum sales charge (3.25%* of offering price).........            .36
                                                                -----------
    Maximum offering price to public........................    $     11.00
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,296,319 and 1,440,415 shares of
    beneficial interest issued and outstanding).............    $     10.62
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,488,753 and 422,733 shares of
    beneficial interest issued and outstanding).............    $     10.62
                                                                ===========

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest.................................................... $ 1,217,123
                                                             -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $28,887, $76,967 and $21,338,
  respectively).............................................     127,192
Investment Advisory Fee.....................................     106,738
Accounting Services.........................................      22,486
Shareholder Services........................................      21,175
Custody.....................................................       1,844
Legal.......................................................         769
Other.......................................................      25,501
                                                             -----------
    Total Expenses..........................................     305,705
                                                             -----------
NET INVESTMENT INCOME....................................... $   911,418
                                                             ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain........................................... $    90,678
                                                             -----------
Unrealized Appreciation/Depreciation:
    Beginning of the Period.................................   3,084,453
    End of the Period:
      Investments...........................................   2,610,040
                                                             -----------
Net Unrealized Depreciation During the Period...............    (474,413)
                                                             -----------
NET REALIZED AND UNREALIZED LOSS............................ $  (383,735)
                                                             ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.................. $   527,683
                                                             ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

  For the Six Months Ended March 31, 1999, the Nine Months Ended September 30,
             1998 and the Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                    Six Months Ended   Nine Months Ended       Year Ended
                                     March 31, 1999    September 30, 1998   December 31, 1997
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............    $   911,418         $ 1,184,525          $ 1,380,936
Net Realized Gain.................         90,678              38,354              347,481
Net Unrealized
  Appreciation/Depreciation During
  the Period......................       (474,413)            650,720              651,462
                                      -----------         -----------          -----------
Change in Net Assets from
  Operations......................        527,683           1,873,599            2,379,879
                                      -----------         -----------          -----------
Distributions from Net Investment
  Income:
  Class A Shares..................       (532,581)           (625,738)            (560,309)
  Class B Shares..................       (302,629)           (469,656)            (628,468)
  Class C Shares..................        (83,873)            (89,521)            (186,777)
                                      -----------         -----------          -----------
    Total Distributions...........       (919,083)         (1,184,915)          (1,375,554)
                                      -----------         -----------          -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES...........       (391,400)            688,684            1,004,325
                                      -----------         -----------          -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........     12,063,069          13,360,043            5,579,082
Net Asset Value of Shares Issued
  Through Dividend Reinvestment...        588,554             800,943              883,487
Cost of Shares Repurchased........     (4,722,214)         (8,183,923)          (9,753,115)
                                      -----------         -----------          -----------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS............      7,929,409           5,977,063           (3,290,546)
                                      -----------         -----------          -----------
TOTAL INCREASE/DECREASE IN NET
  ASSETS..........................      7,538,009           6,665,747           (2,286,221)
NET ASSETS:
Beginning of the Period...........     39,060,215          32,394,468           34,680,689
                                      -----------         -----------          -----------
End of the Period (Including
  accumulated undistributed net
  investment income of $25,269,
  $32,934, $33,324,
  respectively)...................    $46,598,224         $39,060,215          $32,394,468
                                      ===========         ===========          ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                         Six Months          Nine Months              Year Ended December 31,
                            Ended               Ended          -------------------------------------
   Class A Shares      March 31, 1999     September 30, 1998    1997      1996      1995      1994
----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period............. $          10.728   $          10.536    $10.213   $10.264   $ 9.330   $10.145
                      -----------------   -----------------    -------   -------   -------   -------
  Net Investment
    Income...........              .240                .358       .480      .455      .508      .489
  Net Realized and
    Unrealized
    Gain/Loss........             (.085)               .199       .317     (.032)     .900     (.815)
                      -----------------   -----------------    -------   -------   -------   -------
Total from Investment
  Operations.........              .155                .557       .797      .423     1.408     (.326)
Less Distributions
  from Net Investment
  Income.............              .246                .365       .474      .474      .474      .489
                      -----------------   -----------------    -------   -------   -------   -------
Net Asset Value, End
  of the Period...... $          10.637   $          10.728    $10.536   $10.213   $10.264   $ 9.330
                      =================   =================    =======   =======   =======   =======
Total Return* (a)....             1.46%**             5.36%**    8.08%     4.27%    15.31%    (3.32%)
Net Assets at End of
  the Period (In
  millions).......... $            26.8   $            20.6    $  12.9   $  12.5   $  15.6   $  15.7
Ratio of Expenses to
  Average Net
  Assets*............             1.09%               1.30%      1.52%     1.56%     1.00%      .67%
Ratio of Net
  Investment Income
  to Average Net
  Assets*............             4.58%               4.61%      4.67%     4.45%     5.10%     5.07%
Portfolio Turnover...               30%**               15%**      37%       45%       75%      274%
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses
  to Average Net
  Assets.............               n/a                 n/a      1.67%     1.74%     1.61%     1.75%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............               n/a                 n/a      4.52%     4.27%     4.49%     3.99%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

n/a - not applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                         Six Months          Nine Months              Year Ended December 31,
                            Ended               Ended          -------------------------------------
   Class B Shares      March 31, 1999     September 30, 1998    1997      1996      1995      1994
----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period............. $          10.714   $          10.526    $10.209   $10.263   $ 9.319   $10.137
                      -----------------   -----------------    -------   -------   -------   -------
  Net Investment
    Income...........              .207                .308       .402      .375      .430      .417
  Net Realized and
    Unrealized
    Gain/Loss........             (.093)               .191       .317     (.027)     .916     (.818)
                      -----------------   -----------------    -------   -------   -------   -------
Total from Investment
  Operations.........              .114                .499       .719      .348     1.346     (.401)
Less Distributions
  from Net Investment
  Income.............              .209                .311       .402      .402      .402      .417
                      -----------------   -----------------    -------   -------   -------   -------
Net Asset Value, End
  of the Period...... $          10.619   $          10.714    $10.526   $10.209   $10.263   $ 9.319
                      =================   =================    =======   =======   =======   =======
Total Return* (a)....             1.12%**             4.74%**    7.23%     3.54%    14.62%    (4.04%)
Net Assets at End of
  the Period (In
  millions).......... $            15.3   $            15.2    $  16.4   $  16.4   $  17.5   $  17.7
Ratio of Expenses to
  Average Net
  Assets*............             1.82%               2.06%      2.28%     2.32%     1.75%     1.43%
Ratio of Net
  Investment Income
  to Average Net
  Assets*............             3.90%               3.90%      3.91%     3.69%     4.33%     4.30%
Portfolio Turnover...               30%**               15%**      37%       45%       75%      274%
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net
  Assets.............               n/a                 n/a      2.42%     2.50%     2.36%     2.50%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............               n/a                 n/a      3.77%     3.51%     3.72%     3.24%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

n/a - not applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                         Six Months          Nine Months              Year Ended December 31,
                            Ended               Ended          -------------------------------------
   Class C Shares      March 31, 1999     September 30, 1998    1997      1996      1995      1994
----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period............. $          10.712   $          10.525    $10.206   $10.260   $ 9.314   $10.134
                      -----------------   -----------------    -------   -------   -------   -------
  Net Investment
    Income...........              .205                .308       .402      .374      .430      .419
  Net Realized and
    Unrealized
    Gain/Loss........             (.090)               .190       .319     (.026)     .918     (.822)
                      -----------------   -----------------    -------   -------   -------   -------
Total from Investment
  Operations.........              .115                .498       .721      .348     1.348     (.403)
Less Distributions
  from Net Investment
  Income.............              .209                .311       .402      .402      .402      .417
                      -----------------   -----------------    -------   -------   -------   -------
Net Asset Value, End
  of the Period...... $          10.618   $          10.712    $10.525   $10.206   $10.260   $ 9.314
                      =================   =================    =======   =======   =======   =======
Total Return* (a)....             1.12%**             4.74%**    7.23%     3.54%    14.74%    (4.04%)
Net Assets at End of
  the Period (In
  millions).......... $             4.5   $             3.3    $   3.1   $   5.8   $   4.9   $   4.7
Ratio of Expenses to
  Average
  Net Assets*........             1.83%               2.06%      2.29%     2.32%     1.74%     1.43%
Ratio of Net
  Investment Income
  to Average
  Net Assets*........             3.87%               3.89%      3.88%     3.70%     4.36%     4.34%
Portfolio Turnover...               30%**               15%**      37%       45%       75%      274%
*If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net
  Assets.............               n/a                 n/a      2.43%     2.50%     2.34%     2.46%
Ratio of Net
  Investment Income
  to Average Net
  Assets.............               n/a                 n/a      3.74%     3.52%     3.75%     3.31%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

n/a - not applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of Van Kampen Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993. In July 1998, the Fund's Board of Trustees approved a change in the Fund's Fiscal year end from December 31 to September 30.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $300,052 which will expire between September 30, 2002 and September 30, 2003. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which may not be recognized for tax purposes until the first day of the following fiscal year.
    At March 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $48,761,229; the aggregate gross unrealized appreciation is $2,644,879 and the aggregate gross unrealized depreciation is $34,839, resulting in net unrealized appreciation on long- and short-term investments of $2,610,040.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays dividends monthly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................     .500 of 1%
Over $500 million.....................................     .450 of 1%

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $22,700 representing Van Kampen's cost of providing accounting and legal services to the Fund.
    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 1999, the Fund recognized expenses of approximately $9,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $25,860,094, $14,266,857 and
$4,045,338 for Classes A, B and C, respectively. For the six months ended March 31, 1999, transactions were as follows:

                                                  SHARES         VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................   835,756    $ 8,934,406
  Class B.......................................   152,075      1,622,747
  Class C.......................................   140,863      1,505,916
                                                 ---------    -----------
Total Sales..................................... 1,128,694    $12,063,069
                                                 =========    ===========
Dividend Reinvestment:
  Class A.......................................    32,998    $   352,365
  Class B.......................................    15,539        165,692
  Class C.......................................     6,612         70,497
                                                 ---------    -----------
Total Dividend Reinvestment.....................    55,149    $   588,554
                                                 =========    ===========
Repurchases:
  Class A.......................................  (266,453)   $(2,838,487)
  Class B.......................................  (144,977)    (1,544,774)
  Class C.......................................   (31,813)      (338,953)
                                                 ---------    -----------
Total Repurchases...............................  (443,243)   $(4,722,214)
                                                 =========    ===========

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $19,411,810, $14,023,192 and $2,807,878 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                  SHARES         VALUE
-------------------------------------------------------------------------
Sales:
  Class A....................................... 1,074,637    $11,350,330
  Class B.......................................   130,358      1,377,259
  Class C.......................................    59,963        632,454
                                                 ---------    -----------
Total Sales..................................... 1,264,958    $13,360,043
                                                 =========    ===========
Dividend Reinvestment:
  Class A.......................................    43,203    $   457,668
  Class B.......................................    25,218        266,756
  Class C.......................................     7,232         76,519
                                                 ---------    -----------
Total Dividend Reinvestment.....................    75,653    $   800,943
                                                 =========    ===========
Repurchases:
  Class A.......................................  (425,765)   $(4,501,920)
  Class B.......................................  (297,555)    (3,150,507)
  Class C.......................................   (50,238)      (531,496)
                                                 ---------    -----------
Total Repurchases...............................  (773,558)   $(8,183,923)
                                                 =========    ===========

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $12,105,732, $15,529,684 and
$2,630,401 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                    SHARES        VALUE
--------------------------------------------------------------------------
Sales:
  Class A.........................................  224,786    $ 2,319,832
  Class B.........................................  176,313      1,821,383
  Class C.........................................  141,162      1,437,867
                                                   --------    -----------
Total Sales.......................................  542,261    $ 5,579,082
                                                   ========    ===========
Dividend Reinvestment:
  Class A.........................................   36,275    $   374,192
  Class B.........................................   34,418        354,505
  Class C.........................................   15,094        154,790
                                                   --------    -----------
Total Dividend Reinvestment.......................   85,787    $   883,487
                                                   ========    ===========
Repurchases:
  Class A......................................... (255,254)   $(2,615,305)
  Class B......................................... (255,930)    (2,632,842)
  Class C......................................... (437,360)    (4,504,968)
                                                   --------    -----------
Total Repurchases................................. (948,544)   $(9,753,115)
                                                   ========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and Class C shares will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B           CLASS C
------------------------------------------------------------------------------
First............................................    3.00%             1.00%
Second...........................................    2.50%              None
Third............................................    2.00%              None
Fourth...........................................    1.00%              None
Fifth and Thereafter.............................     None              None

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended March 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,900 and CDSC on redeemed shares of approximately $12,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the six months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $22,755,509 and $13,129,276, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.
    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund's effective maturity and duration.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

margin). There were no transactions in futures contracts for the six months ended March 31, 1999.

B. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration. There were no transactions in options for the six months ended March 31, 1999.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 1999, are payments retained by Van Kampen of approximately $65,500.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and expenses. Please
read it carefully before you invest
or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

               VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
PAUL G. YOVOVICH
OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 1999, this report, if used with prospective investors, must be accompanied by a monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20

FLI SAR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,

    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                            Continued on page  2

MARKET REVIEW

    Most areas of the bond market were quite active during the reporting period, with U.S. Treasury bonds experiencing the greatest price appreciation. Intense demand, decreasing supply, and a flight to quality that included investors around the globe pushed the 30-year Treasury bond to its lowest yield ever in October 1998.
    At the same time, investors shied away from lower-rated securities, causing the prices of high-yield bonds to plummet. The high-yield market rebounded late in 1998 as investors saw that the economy was performing well and that the global financial crisis was on its way to recovery. The prices of most investment-grade bonds experienced similar though much less dramatic movement during this period. However, municipal bonds--particularly high-quality municipals--saw very little price movement during this time.

OUTLOOK

    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
    We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG.]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

                                         A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on
NAV(1).................................    0.74%      0.31%       0.31%
Six-month total return(2)..............  (4.02)%    (3.62)%     (0.67)%
One-year total return(2)...............    0.98%      1.16%       4.15%
Life-of-Fund average annual total
  return(2)............................    6.23%      6.29%       6.56%
Commencement date...................... 07/29/94   07/29/94    07/29/94

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)...................    4.71%      4.22%       4.21%
Taxable-equivalent distribution
  rate(4)..............................    7.36%      6.59%       6.58%
SEC Yield(5)...........................    4.47%      3.91%       3.92%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 1999. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 3.51%, 2.91% and 2.91% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of Fund shares.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW
                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen Florida Insured Tax Free Income Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Thomas M. Byron, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following interview discusses the Fund's performance during the six months ended March 31, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced significant volatility during the period, the municipal market remained relatively stable. For the majority of the six months, municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates and the 30-year U.S. Treasury bond reached its lowest yield on record. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.

    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. In 1998 we experienced the second-heaviest level of municipal issuance ever. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers financing special growth and expansion projects, as opposed to using municipal bonds to finance their regular operations.

    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Fund because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 80 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors realized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

    Florida's economy continued to be healthy, bolstered by increased tourism and international trade. The state's credit profile remained strong, thanks to sound fiscal management, strong employment growth, and unemployment rates below the national average.

   Q  HOW DID YOU MANAGE THE FUND'S PORTFOLIO DURING THE PAST SIX MONTHS?

   A The Fund's assets increased during the period, so we were continually seeking to find attractive places to invest new money coming into the Fund. Although in terms of bond maturities yield spreads widened somewhat during the reporting period, they still remained on the narrow side by historical standards. Consequently, we found value among bonds with maturities in the 15-year range, because they offered nearly as much yield as bonds with longer maturities while being less volatile.

    Although Florida bond issuance decreased during the reporting period, insured issuance did not change dramatically, meaning that a significant percentage of new Florida bonds were insured (73 percent in 1998). As a result, we had little difficulty identifying new insured issues in which we wished to invest.

   Q DID YOU MAKE ANY SIGNIFICANT SHIFTS IN THE PORTFOLIO DURING THE LAST SIX MONTHS?

   A No, we did not make dramatic shifts in sector allocation or in our exposure to different credit ratings. Our exposure to AAA-rated bonds increased very slightly to nearly 86 percent during the reporting period, reflecting the abundant supply of insured issues.

    We continue to hold a broad variety of bonds--at the end of the reporting period, the Fund held securities from 16 different industry sectors. As of March 31, 1999, the Fund's largest portfolio allocation was public education, representing 21.7 percent of the Fund's total long-term investments (up from 13.5 percent on September 30, 1998). This increase in public education bonds was largely the result of new purchases of bonds issued by the Florida State Board of Education. Health care bonds held the second-largest place in the Fund at
12.0 percent (down from 13.3 percent), while water and sewer issues were in the Fund's third position at 10.6 percent of the Fund (up incrementally).

    For additional Fund portfolio highlights, please refer to page 9.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund's total return during the six-month reporting period was 0.74 percent(1) (Class A shares at net asset value), while its distribution rate was 4.71 percent(3) as of March 31, 1999. By comparison, the Lehman
Brothers Municipal Bond Index produced a total return of 1.49 percent for the same period. This broad-based index of municipal bonds does not reflect any commissions that would be paid by an investor purchasing the securities it represents. The Fund's distribution rate translates into a taxable-equivalent rate of 7.36 percent(4) for an investor in the 36 percent federal income tax bracket. Income may subject certain individuals to the federal alternative minimum tax. The Fund's dividend remained unchanged at $0.0645 per Class A share during the period. Please refer to the chart and footnotes on page 3 for additional Fund performance results. Past performance does not indicate future results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance continues to bolster the credit conditions of municipal issuers--a trend we expect to persist. As we mentioned earlier, economic strength has made issuers more likely to issue debt for special projects rather than for general operating financing. We believe that as long as municipalities remain economically healthy, this situation is likely to continue.

    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend, as municipal bond insurers have become more cautious as of late. If, as anticipated, this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.

    We see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore which may uncover potential value.

    We anticipate that Florida will continue its economic growth, leading to a healthy municipal market in the state. One question mark is the degree to which Latin American economic difficulties will affect Florida's economy, which is closely linked to the Latin American region.

    Another potential impact on Florida municipal bond investors would come with a repeal of the state's intangibles tax. Eliminating the tax would likely create a positive climate for business expansion and economic growth, although it remains to be seen how the Florida legislature would obtain additional revenue in the tax's absence. Sentiment and political backing for repeal appear to be growing, so we will be watching this situation as it unfolds over the coming months.

[SIG]
Thomas M. Byron
Portfolio Manager

[SIG]
Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS
[PIE CHART]

                                                AAA                     AA                     A                     BBB
                                                ---                     --                     -                     ---
As of March 31, 1999
                                                85.5                   3.4                    3.7                    7.4

[PIE CHART]

                                                AAA                     AA                     A                     BBB
                                                ---                     --                     -                     ---
As of September 30, 1998                        83.1                    2                     6.3                    8.6

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF MARCH 31, 1999
Public Education...............................  21.7%
Health Care....................................  12.0%
Water & Sewer..................................  10.6%
Higher Education...............................  10.2%
Retail Electric/Gas/Telephone..................   9.4%

AS OF SEPTEMBER 30, 1998
Public Education...............................  13.5%
Health Care....................................  13.3%
Water & Sewer..................................  10.2%
Higher Education...............................   9.8%
Single-Family Housing..........................   8.1%

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         MUNICIPAL BONDS  95.4%
         FLORIDA  93.3%
$1,000   Alachua Cnty, FL Sch Brd Ctfs Partn
         (AMBAC Insd)...........................  5.000%      07/01/18    $ 1,002,490
 1,100   Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC
         Insd)..................................  4.750       07/01/17      1,076,922
 1,850   Boca Raton, FL Cmnty Redev Agy Tax
         Increment Rev Mizner Pk Proj Rfdg (FSA
         Insd)..................................  *           03/01/15        841,620
   465   Brevard Cnty, FL Hsg Fin Auth Single
         Family Mtg Rev (GNMA Collateralized)...  6.650       09/01/21        498,173
   650   Brevard Cnty, FL Sales Tax Rev (MBIA
         Insd)..................................  5.750       12/01/13        704,574
 1,000   Brevard Cnty, FL Sch Brd Ctfs Partn Ser
         A (AMBAC Insd) (b).....................  5.400       07/01/12      1,070,930
   370   Broward Cnty, FL Hsg Fin Auth Single
         Family Mtg Rev Rfdg Ser A (GNMA
         Collateralized)........................  6.100       10/01/19        393,932
   560   Broward Cnty, FL Hsg Fin Auth Single
         Family Mtg Rev Rfdg Ser A (GNMA
         Collateralized)........................  6.200       04/01/30        596,047
   500   Citrus Cnty, FL Hosp Brd Rev Citrus Mem
         Hosp Ser A Rfdg (FSA Insd) (b).........  6.500       08/15/12        546,375
 1,500   Cocoa, FL Wtr & Swr Rev Rfdg (FGIC
         Insd)..................................  4.500       10/01/26      1,366,680
 1,000   Dade Cnty, FL Aviation Rev Ser B (MBIA
         Insd)..................................  5.600       10/01/26      1,052,280
 1,000   Dade Cnty, FL Edl Fac Auth Rev Univ of
         Miami Ser B (MBIA Insd)................  5.750       04/01/20      1,068,540
   980   Dade Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 05/01/04) (MBIA Insd)...  5.750       05/01/08      1,072,551
   500   Dade Cnty, FL Sch Brd Ctfs Partn Ser A
         (Prerefunded @ 05/01/04) (MBIA Insd)...  6.000       05/01/14        552,935
   750   Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
         Insd)..................................  5.375       10/01/16        782,415
   900   Daytona Beach, FL Wtr & Swr Rev Rfdg
         (AMBAC Insd) (b).......................  5.750       11/15/10        969,759
   400   Florida Hsg Fin Agy Hsg Reserves at
         Kanapaha Ser G (AMBAC Insd)............  5.600       07/01/27        414,484
 1,250   Florida St Brd of Edl Cap Outlay Pub
         Edl Ser A Rfdg (FGIC Insd).............  4.500       06/01/23      1,148,850
 2,000   Florida St Brd of Edl Cap Outlay Pub
         Edl Ser B (MBIA Insd)..................  4.500       06/01/28      1,817,340
 2,250   Florida St Brd of Edl Cap Outlay Pub
         Edl Ser B Rfdg (MBIA Insd).............  4.500       06/01/24      2,064,150

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$2,500   Florida St Brd of Edl Cap Outlay Pub
         Edl Ser C (MBIA Insd)..................  5.600%      06/01/20    $ 2,612,950
 1,000   Florida St Brd of Regts Univ Sys Impt
         Rev (AMBAC Insd).......................  4.500       07/01/23        918,930
 1,750   Florida St Brd of Regts Univ Sys Impt
         Rev (MBIA Insd)........................  5.625       07/01/19      1,845,305
 1,500   Florida St Dept Trans Right of Way Ser
         B (MBIA Insd)..........................  5.000       07/01/15      1,518,180
 3,500   Florida St Div Bond Fin Dept Genl Svcs
         Rev Dept Envrnmtl Presvtn 2000 Ser A
         (AMBAC Insd)...........................  5.000       07/01/12      3,587,010
 1,500   Florida St Div Bond Fin Dept Genl Svcs
         Rev Dept Envrnmtl Presvtn 2000 Ser A
         (AMBAC Insd)...........................  5.000       07/01/13      1,528,260
 1,450   Hillsborough Cnty, FL Edl Fac Univ
         Tampa Proj Rfdg........................  5.750       04/01/18      1,503,142
   500   Hillsborough Cnty, FL Hosp Auth Hosp
         Rev Tampa Genl Hosp Proj Rfdg (FSA
         Insd)..................................  6.375       10/01/13        544,385
   750   Hillsborough Cnty, FL Indl Dev Auth
         Pollutn Ctl Rev Tampa Elec Co Proj Rfdg
         (MBIA Insd)............................  6.250       12/01/34        829,193
 1,300   Indian River Cnty, FL Hosp Rev Rfdg
         (FSA Insd).............................  5.700       10/01/15      1,395,095
 1,000   Indian River Cnty, FL Hosp Rev Rfdg
         (FSA Insd).............................  6.100       10/01/18      1,099,410
 1,000   Jacksonville, FL Elec Auth Rev Saint
         John's Pwr-2 Ser 7 Rfdg (MBIA Insd)
         (b)....................................  5.500       10/01/14      1,054,730
 1,000   Jacksonville, FL Wtr & Swr Rev United
         Wtr FL Proj (AMBAC Insd) (b)...........  6.350       08/01/25      1,118,040
   845   Lee Cnty, FL Hsg Fin Auth Single Family
         Mtg Rev Multi-Cnty Pgm Ser A (GNMA
         Collateralized)........................  7.450       09/01/27        957,275
   330   Leon Cnty, FL Sch Dist Rfdg (AMBAC
         Insd) (a)..............................  5.000       07/01/08        338,986
   945   Manatee Cnty, FL Hsg Fin Auth Mtg Rev
         (GNMA Collateralized) (b)..............  6.875       11/01/26      1,057,464
   835   Martin Cnty, FL Consolidated Util Sys
         Rev (FGIC Insd)........................  5.750       10/01/08        916,454
    55   Martin Cnty, FL Consolidated Util Sys
         Rev (Prerefunded @ 10/01/04) (FGIC
         Insd)..................................  5.750       10/01/08         60,984
   750   Martin Cnty, FL Indl Dev Auth Indl Dev
         Rev Indiantown Cogeneration Proj Ser A
         Rfdg...................................  7.875       12/15/25        781,350
   545   Melbourne, FL Arpt Rev Rfdg (MBIA
         Insd)..................................  6.250       10/01/18        604,994

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$  500   Miramar, FL Wastewtr Impt Assmt Rev
         (FGIC Insd) (b)........................  6.750%      10/01/25    $   574,910
 1,000   Naples, FL Hosp Rev Naples Cmnty Hosp
         Inc Rfdg (MBIA Insd)...................  5.500       10/01/26      1,037,830
 1,250   North Broward, FL Hosp Dist Rev Rfdg &
         Impt (MBIA Insd).......................  5.375       01/15/24      1,278,550
   775   Orange Cnty, FL Hsg Fin Auth Single
         Family Mtg Rev (GNMA Collateralized)
         (b)....................................  6.550       10/01/21        828,948
   900   Orange Cnty, FL Tourist Dev Tax Rev Ser
         B (Prerefunded @ 10/01/02) (AMBAC
         Insd)..................................  6.500       10/01/19        997,695
   750   Palm Beach Cnty, FL Hlth Fac Auth Rev
         Abbey Delray South Proj Rfdg...........  5.500       10/01/11        770,123
 1,550   Palm Beach Cnty, FL Hlth Fac Auth Rev
         Retirement Cmnty.......................  5.625       11/15/20      1,604,622
   450   Palm Beach Cnty, FL Hlth Fac Auth Rev
         Waterford Proj Rfdg....................  5.500       10/01/15        455,828
   750   Palm Beach Cnty, FL Sch Brd Ctfs Partn
         Ser A (Prerefunded @ 08/01/04) (AMBAC
         Insd)..................................  6.375       08/01/15        846,015
 1,000   Polk Cnty, FL Indl Dev Auth Tampa Elec
         Co Proj................................  5.850       12/01/30      1,064,850
 1,000   Santa Rosa Bay Brdg Auth FL Rev........  6.250       07/01/28      1,099,080
   750   Sarasota Cnty, FL Util Sys Rev
         (Prerefunded @ 10/01/04) (FGIC Insd)...  6.500       10/01/14        859,230
 4,000   Sunrise, FL Util Sys Rev Rfdg (AMBAC
         Insd)..................................  5.000       10/01/28      3,984,720
 1,000   Volusia Cnty, FL Edl Fac Auth Rev
         Stetson Univ Proj Ser A (MBIA Insd)....  5.500       06/01/26      1,044,940
   500   Volusia Cnty, FL Hlth Fac Auth Rev Hosp
         Fac Mem Hlth Rfdg & Impt (AMBAC
         Insd)..................................  5.750       11/15/13        541,230
 1,000   Volusia Cnty, FL Hlth Fac Auth Rev John
         Knox Hlth Care Rfdg (Asset Gty Insd)
         (b)....................................  6.000       06/01/17      1,073,120
                                                                          -----------
                                                                           61,374,875
                                                                          -----------

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         PUERTO RICO  2.1%
$  670   Puerto Rico Comwlth Hwy & Tran Auth Hwy
         Rev Ser V Rfdg.........................  6.625%      07/01/12    $    727,285
   650   Puerto Rico Pub Bldgs Auth Gtd Pub Edl
         & Hlth Fac Ser M Rfdg (FSA Insd).......  5.750       07/01/15         687,186
                                                                          ------------
                                                                             1,414,471
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  95.4%
  (Cost $59,332,945)..................................................      62,789,346
SHORT-TERM INVESTMENTS  2.6%
  (Cost $1,700,000)...................................................       1,700,000
                                                                          ------------
TOTAL INVESTMENTS  98.0%
  (Cost $61,032,945)..................................................      64,489,346
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%...........................       1,289,188
                                                                          ------------
NET ASSETS  100.0%....................................................    $ 65,778,534
                                                                          ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

AMBAC--AMBAC Indemnity Corporation

FGIC--Financial Guaranty Insurance Company

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

Asset Gty--Asset Guaranty Insurance Company

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $61,032,945)........................  $64,489,346
Cash........................................................      104,441
Receivables:
  Interest..................................................    1,175,304
  Fund Shares Sold..........................................      788,383
  Investments Sold..........................................       65,430
  Variation Margin on Futures...............................        7,031
Unamortized Organizational Costs............................        4,554
Other.......................................................           60
                                                              -----------
      Total Assets..........................................   66,634,549
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      340,088
  Income Distributions......................................      243,379
  Distributor and Affiliates................................       92,911
  Fund Shares Repurchased...................................       31,492
Trustees' Deferred Compensation and Retirement Plans........       89,476
Accrued Expenses............................................       58,669
                                                              -----------
      Total Liabilities.....................................      856,015
                                                              -----------
NET ASSETS..................................................  $65,778,534
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $62,569,592
Net Unrealized Appreciation.................................    3,452,311
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (76,043)
Accumulated Net Realized Loss...............................     (167,326)
                                                              -----------
NET ASSETS..................................................  $65,778,534
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $35,186,834 and 2,248,923 shares of
    beneficial interest issued and outstanding).............  $     15.65
    Maximum sales charge (4.75%* of offering price).........          .78
                                                              -----------
    Maximum offering price to public........................  $     16.43
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $27,948,765 and 1,786,305 shares of
    beneficial interest issued and outstanding).............  $     15.65
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,642,935 and 168,741 shares of
    beneficial interest issued and outstanding).............  $     15.66
                                                              ===========
*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 1,533,658
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $38,558, $126,310, and $10,589,
  respectively).............................................      175,457
Investment Advisory Fee.....................................      145,238
Accounting..................................................       25,605
Shareholder Services........................................       15,126
Registration and Filing Fees................................       12,650
Trustees' Fees and Expenses.................................       10,742
Amortization of Organizational Costs........................        6,978
Legal.......................................................        4,550
Custody.....................................................        3,037
Other.......................................................       30,592
                                                              -----------
    Total Expenses..........................................      429,975
    Less Fees Waived and Expenses Reimbursed ($145,238 and
      $61,816, respectively)................................      207,054
                                                              -----------
    Net Expenses............................................      222,921
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,310,737
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   119,448
  Futures...................................................       (3,987)
                                                              -----------
Net Realized Gain...........................................      115,461
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,590,349
                                                              -----------
  End of the Period:
    Investments.............................................    3,456,401
    Futures.................................................       (4,090)
                                                              -----------
                                                                3,452,311
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,138,038)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(1,022,577)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   288,160
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                    For the Six Months Ended March 31, 1999,
                    the Nine Months Ended September 30, 1998
                  and Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                       Six Months Ended   Nine Months Ended       Year Ended
                                        March 31, 1999    September 30, 1998   December 31, 1997
------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................   $  1,310,737        $ 1,689,056          $ 2,104,005
Net Realized Gain/Loss................        115,461            310,611             (593,398)
Net Unrealized
  Appreciation/Depreciation During the
  Period..............................     (1,138,038)           952,580            2,178,761
                                         ------------        -----------          -----------
Change in Net Assets from
  Operations..........................        288,160          2,952,247            3,689,368
                                         ------------        -----------          -----------
Distributions from Net Investment
  Income..............................     (1,310,737)        (1,689,056)          (2,104,005)
Distributions in Excess of Net
  Investment Income...................        (17,972)           (53,515)             (24,977)
                                         ------------        -----------          -----------
Distributions from and in Excess of
  Net Investment Income*..............     (1,328,709)        (1,742,571)          (2,128,982)
Distributions from Net Realized
  Gain*...............................            -0-                -0-              (28,108)
                                         ------------        -----------          -----------
Total Distributions...................     (1,328,709)        (1,742,571)          (2,157,090)
                                         ------------        -----------          -----------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES...............     (1,040,549)         1,209,676            1,532,278
                                         ------------        -----------          -----------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold.............     23,224,327         11,498,972           15,913,603
Net Asset Value of Shares Issued
  Through Dividend Reinvestment.......        576,672            804,084              999,451
Cost of Shares Repurchased............     (9,332,677)       (14,206,014)          (7,278,428)
                                         ------------        -----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS........................     14,468,322         (1,902,958)           9,634,626
                                         ------------        -----------          -----------
TOTAL INCREASE/DECREASE IN NET
  ASSETS..............................     13,427,773           (693,282)          11,166,904
NET ASSETS:
Beginning of the Period...............     52,350,761         53,044,043           41,877,139
                                         ------------        -----------          -----------
End of the Period (Including
  accumulated distributions in excess
  of net investment income of $76,043,
  $58,071 and $4,556, respectively)...   $ 65,778,534        $52,350,761          $53,044,043
                                         ============        ===========          ===========

                                       Six Months Ended   Nine Months Ended       Year Ended
       *Distributions by Class          March 31, 1999    September 30, 1998   December 31, 1997
------------------------------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares......................   $  (756,637)        $  (981,519)         $(1,223,114)
  Class B Shares......................      (528,169)           (722,360)            (878,013)
  Class C Shares......................       (43,903)            (38,692)             (27,855)
                                         -----------         -----------          -----------
                                         $(1,328,709)        $(1,742,571)         $(2,128,982)
                                         ===========         ===========          ===========
Distributions from Net Realized Gain:
  Class A Shares......................   $       -0-         $       -0-          $   (14,898)
  Class B Shares......................           -0-                 -0-              (12,813)
  Class C Shares......................           -0-                 -0-                 (397)
                                         -----------         -----------          -----------
                                         $       -0-         $       -0-          $   (28,108)
                                         ===========         ===========          ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                               July 29, 1994
                                                                                               (Commencement
                                   Six Months    Nine Months                                   of Investment
                                     Ended          Ended         Year Ended December 31,      Operations) to
                                   March 31,    September 30,   ----------------------------    December 31,
Class A Shares                        1999          1998         1997       1996      1995          1994
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................   $15.921        $15.550      $15.060   $ 15.203   $13.796      $14.300
                                    -------        -------      -------   --------   -------      -------
  Net Investment Income..........      .389           .564         .766       .784      .789         .291
  Net Realized and Unrealized
    Gain/Loss....................     (.277)          .388         .508      (.153)    1.416        (.507)
                                    -------        -------      -------   --------   -------      -------
Total from Investment
  Operations.....................      .112           .952        1.274       .631     2.205        (.216)
                                    -------        -------      -------   --------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................      .387           .581         .774       .774      .798         .288
  Distributions from Net Realized
    Gain.........................       -0-            -0-         .010        -0-       -0-          -0-
                                    -------        -------      -------   --------   -------      -------
Total Distributions..............      .387           .581         .784       .774      .798         .288
                                    -------        -------      -------   --------   -------      -------
Net Asset Value, End of the
  Period.........................   $15.646        $15.921      $15.550   $ 15.060   $15.203      $13.796
                                    =======        =======      =======   ========   =======      =======
Total Return* (a)................      .74%**        6.26%**      8.72%      4.37%    16.29%       (1.47%)**
Net Assets at End of the Period
  (In millions)..................   $  35.2        $  27.1      $  29.3   $   22.2   $  16.2      $   9.0
Ratio of Expenses to Average Net
  Assets*........................      .41%           .60%         .59%       .28%      .44%         .49%
Ratio of Net Investment Income to
  Average Net Assets*............     4.86%          4.85%        5.05%      5.31%     5.33%        5.13%
Portfolio Turnover...............       43%**          50%**        48%        73%       41%          19%**
* If certain expenses had not
  been assumed by Van Kampen,
  total return would have been
  lower and the ratios would have
  been as follows:
Ratio of Expenses to Average Net
  Assets.........................     1.12%          1.30%        1.29%      1.47%     1.70%        1.99%
Ratio of Net Investment Income to
  Average Net Assets.............     4.15%          4.15%        4.35%      4.13%     4.07%        3.64%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                July 29, 1994
                                                                                                (Commencement
                                  Six Months    Nine Months                                     of Investment
                                    Ended          Ended          Year Ended December 31,       Operations) to
                                  March 31,    September 30,   ------------------------------    December 31,
Class B Shares                       1999          1998          1997        1996      1995          1994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................   $ 15.925       $ 15.554     $  15.064   $ 15.201   $13.792      $14.300
                                   --------       --------     ---------   --------   -------      -------
  Net Investment Income.........       .327           .478          .650       .677      .685         .251
  Net Realized and Unrealized
    Gain/Loss...................      (.276)          .388          .510      (.154)    1.415        (.509)
                                   --------       --------     ---------   --------   -------      -------
Total from Investment
  Operations....................       .051           .866         1.160       .523     2.100        (.258)
                                   --------       --------     ---------   --------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................       .330           .495          .660       .660      .691         .250
  Distributions from Net
    Realized Gain...............        -0-            -0-          .010        -0-       -0-          -0-
                                   --------       --------     ---------   --------   -------      -------
Total Distributions.............       .330           .495          .670       .660      .691         .250
                                   --------       --------     ---------   --------   -------      -------
Net Asset Value, End of the
  Period........................   $ 15.646       $ 15.925     $  15.554   $ 15.064   $15.201      $13.792
                                   ========       ========     =========   ========   =======      =======
Total Return* (a)...............       .31%**        5.74%**       7.91%      3.58%    15.53%       (1.81%)**
Net Assets at End of the Period
  (In millions).................   $   27.9       $   23.6     $    22.5   $   18.9   $  16.9      $  10.9
Ratio of Expenses to Average Net
  Assets*.......................      1.17%          1.35%         1.33%      1.03%     1.12%        1.26%
Ratio of Net Investment Income
  to Average Net Assets*........      4.11%          4.09%         4.30%      4.56%     4.66%        4.31%
Portfolio Turnover..............        43%**          50%**         48%        73%       41%          19%**
* If certain expenses had not
  been assumed by Van Kampen,
  total return would have been
  lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net
  Assets........................      1.88%          2.05%         2.03%      2.22%     2.38%        2.75%
Ratio of Net Investment Income
  to Average Net Assets.........      3.39%          3.39%         3.60%      3.38%     3.40%        2.81%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                                July 29, 1994
                                                                                                (Commencement
                                   Six Months    Nine Months                                    of Investment
                                     Ended          Ended          Year Ended December 31,      Operations) to
                                   March 31,    September 30,   -----------------------------    December 31,
Class C Shares                        1999          1998          1997       1996      1995          1994
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................   $ 15.941       $ 15.581     $ 15.081   $ 15.213   $13.786      $14.300
                                    --------       --------     --------   --------   -------      -------
  Net Investment Income..........       .330           .483         .666       .668      .690         .249
  Net Realized and Unrealized
    Gain/Loss....................      (.278)          .372         .504      (.140)    1.428        (.513)
                                    --------       --------     --------   --------   -------      -------
Total from Investment
  Operations.....................       .052           .855        1.170       .528     2.118        (.264)
                                    --------       --------     --------   --------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.......................       .330           .495         .660       .660      .691         .250
  Distribution from Net Realized
    Gain.........................        -0-            -0-         .010        -0-       -0-          -0-
                                    --------       --------     --------   --------   -------      -------
Total Distributions..............       .330           .495         .670       .660      .691         .250
                                    --------       --------     --------   --------   -------      -------
Net Asset Value, End of the
  Period.........................   $ 15.663       $ 15.941     $ 15.581   $ 15.081   $15.213      $13.786
                                    ========       ========     ========   ========   =======      =======
Total Return* (a)................       .31%**        5.60%**      7.97%      3.65%    15.61%       (1.81%)**
Net Assets at End of the Period
  (In thousands).................   $2,642.9       $1,622.4     $1,195.1   $  849.2   $ 461.8      $  11.4
Ratio of Expenses to Average Net
  Assets*........................      1.16%          1.32%        1.37%      1.03%     1.13%        1.26%
Ratio of Net Investment Income to
  Average Net Assets*............      4.06%          4.08%        4.38%      4.56%     4.51%        4.28%
Portfolio Turnover...............        43%**          50%**        48%        73%       41%        19%**
* If certain expenses had not
  been assumed by Van Kampen,
  total return would have been
  lower and the ratios would have
  been as follows:
Ratio of Expenses to Average Net
  Assets.........................      1.87%          2.03%        2.06%      2.22%     2.39%        2.74%
Ratio of Net Investment Income to
  Average Net Assets.............      3.35%          3.38%        3.68%      3.38%     3.25%        2.87%

**Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income and Florida state intangibles taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $70,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At September 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $282,787 which will expire on September 30, 2005. Net realized gains or losses differ for financial reporting and tax purposes as a result of post October 31 losses which are not realized for tax purposes until the first day of the following fiscal year.

    At March 31, 1999, for federal income tax purposes the cost of long- and short-term investments is $61,032,945, the aggregate gross unrealized appreciation is $3,553,652 and the aggregate gross unrealized depreciation is $97,251, resulting in net unrealized appreciation on long- and short-term investments of $3,456,401.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of expenses under generally accepted

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................     .500 of 1%
Over $500 million.....................................     .450 of 1%

    For the six months ended March 31, 1999, the Adviser voluntarily waived $145,238 of its investment advisory fees and assumed $61,816 of the Fund's other expenses. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $1,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $28,700 representing Van Kampen's cost of providing accounting and legal services to the Fund. All of these expenses were assumed by Van Kampen.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 1999, the Fund recognized expenses of approximately $7,300. All of these expenses were assumed by Van Kampen. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At March 31, 1999, Van Kampen owned 100 shares each of Classes A, B and C.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
    At March 31, 1999, capital aggregated $33,544,166, $26,408,212 and
$2,617,214 for Classes A, B and C, respectively. For the six months ended March 31, 1999, transactions were as follows:

                                                   SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A....................................       867,774    $13,696,380
  Class B....................................       470,598      7,427,150
  Class C....................................       132,948      2,100,797
                                                 ----------    -----------
Total Sales..................................     1,471,320    $23,224,327
                                                 ==========    ===========
Dividend Reinvestment:
  Class A....................................        20,580    $   324,736
  Class B....................................        14,633        230,925
  Class C....................................         1,330         21,011
                                                 ----------    -----------
Total Dividend Reinvestment..................        36,543    $   576,672
                                                 ==========    ===========
Repurchases:
  Class A....................................      (342,460)   $(5,401,216)
  Class B....................................      (181,762)    (2,869,031)
  Class C....................................       (67,311)    (1,062,430)
                                                 ----------    -----------
Total Repurchases............................      (591,533)   $(9,332,677)
                                                 ==========    ===========

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $24,924,266, $21,619,168 and $1,557,836 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                   SHARES        VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................     352,234    $  5,494,787
  Class B.....................................     320,092       4,997,538
  Class C.....................................      64,525       1,006,647
                                                  --------    ------------
Total Sales...................................     736,851    $ 11,498,972
                                                  ========    ============
Dividend Reinvestment:
  Class A.....................................      30,117    $    469,824
  Class B.....................................      19,918         310,753
  Class C.....................................       1,504          23,507
                                                  --------    ------------
Total Dividend Reinvestment...................      51,539    $    804,084
                                                  ========    ============
Repurchases:
  Class A.....................................    (566,619)   $ (8,834,774)
  Class B.....................................    (303,798)     (4,731,240)
  Class C.....................................     (40,958)       (640,000)
                                                  --------    ------------
Total Repurchases.............................    (911,375)   $(14,206,014)
                                                  ========    ============

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $27,794,429, $21,042,117 and
$1,167,682 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                   SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.....................................      609,339    $ 9,274,646
  Class B.....................................      384,943      5,831,452
  Class C.....................................       52,399        807,505
                                                  ---------    -----------
Total Sales...................................    1,046,681    $15,913,603
                                                  =========    ===========
Dividend Reinvestment:
  Class A.....................................       39,223    $   594,339
  Class B.....................................       25,536        387,076
  Class C.....................................        1,188         18,036
                                                  ---------    -----------
Total Dividend Reinvestment...................       65,947    $   999,451
                                                  =========    ===========
Repurchases:
  Class A.....................................     (232,349)   $(3,502,983)
  Class B.....................................     (216,650)    (3,274,422)
  Class C.....................................      (33,195)      (501,023)
                                                  ---------    -----------
Total Repurchases.............................     (482,194)   $(7,278,428)
                                                  =========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
             YEAR OF REDEMPTION                  CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended March 31, 1999, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $14,300 and CDSC on redeemed shares of approximately $38,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
For the six months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $33,618,413 and $25,078,581.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The potential risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended March 31, 1999, were as follows.

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at September 30, 1998.........................       -0-
Futures Opened............................................        20
Futures Closed............................................        (5)
                                                                ----
Outstanding at March 31, 1999.............................        15
                                                                ====

    The futures contracts outstanding as of March 31, 1999, and the description and unrealized appreciation/depreciation is as follows:

                                                               UNREALIZED
                                                              APPRECIATION/
                                                 CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------
SHORT CONTRACTS
Municipal Bond Index Future, June 1999--
  (Current Notional Value of $123,594 per
  contract)..................................       15           $(4,090)
                                                    ==           =======

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 1999, are payments retained by Van Kampen of approximately $103,300.

                VAN KAMPEN FLORIDA INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN*--Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 1999, the report, if used with prospective investors, must be accompanied by monthly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21

NYTF SAR 5/99

                             LETTER TO SHAREHOLDERS

April 20, 1999

Dear Shareholder,
    The past decade has been a remarkable time for investors. Together we've witnessed one of the greatest bull markets in investment history, unprecedented growth in mutual fund investing, and a surge in personal retirement planning. The coming millennium promises to hold even more opportunities.
    To lead us into this new era of investing, Richard F. Powers III has joined Van Kampen as Chairman and Chief Executive Officer. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. He brings 27 years of experience in the financial services industry, including an extensive background in product management, strategic planning, and brand development.
    Although former Chairman Don G. Powell retired on January 1, he will remain active in the industry and the community. Mr. Powell plans to continue his service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and he will remain a trustee of your fund.

ECONOMIC OVERVIEW
    The U.S. economy continued to grow at a robust pace, despite financial problems abroad. In the fourth quarter, the nation's gross domestic product
(GDP) rose at an astounding 6.0 percent annual rate, surprising most economists, whose estimates had been much more conservative. GDP remained strong through the first quarter of 1999, posting a 4.5 percent annual growth rate. However, the economy began to show signs of slowing down early in 1999, as corporate profits and wage growth declined.
    A series of interest rate cuts by the Federal Reserve helped the U.S. economy avoid the economic slump that plagued many global markets. The Fed's
0.25 percent interest rate cut in September was followed by additional cuts in October and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to foster continued growth. In addition, the outlook for troubled areas such as Asia and Latin America improved significantly, and most experts agree that these economies are on the slow road to recovery.
    Despite the improvements abroad and record economic growth in the United States, inflation remained at bay as commodity prices tumbled. This low inflationary environment--only a 1.7 percent increase in the consumer price index over the past 12 months--contributed to the strong domestic economy and kept inflation-adjusted interest rates attractive. A low level of unemployment, vibrant consumer spending, and an active housing market also supported the positive economic conditions.

                                                            Continued on page  2

MARKET REVIEW

    Most areas of the bond market were quite active during the reporting period, with U.S. Treasury bonds experiencing the greatest price appreciation. Intense demand, decreasing supply, and a flight to quality that included investors around the globe pushed the 30-year Treasury bond to its lowest yield ever in October 1998.
    At the same time, investors shied away from lower-rated securities, causing the prices of high-yield bonds to plummet. The high-yield market rebounded late in 1998 as investors saw that the economy was performing well and that the global financial crisis was on its way to recovery. The prices of most investment-grade bonds experienced similar though much less dramatic movement during this period. However, municipal bonds--particularly high-quality municipals--saw very little price movement during this time.

OUTLOOK

    Our outlook for the domestic economy remains positive, although the pattern of reduced growth may continue into the second half of the year. We look for a slow but steady rise in inflation throughout 1999 to more normal, but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic improvements we've witnessed in Asia and Latin America.
    We believe the markets may still favor higher-quality securities such as large-company stocks and investment-grade bonds in the near term. In addition, we anticipate continued day-to-day volatility in the markets, although we probably won't see sustained high or low periods during the next six months.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED MARCH 31, 1999

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)...     1.17%      .77%      .77%
Six-month total return(2)................   (3.64%)   (3.16%)    (.21%)
One-year total return(2).................     1.60%     1.92%     4.85%
Life-of-Fund average annual total
return(2)................................     6.99%     7.07%     7.31%
Commencement date........................  07/29/94  07/29/94  07/29/94

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     4.78%     4.34%     4.34%
Taxable-equivalent distribution rate(4)..     8.02%     7.28%     7.28%
SEC Yield(5).............................     4.71%     4.17%     4.17%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period ended and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a combined federal and state income tax rate of 40.4% which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 1999. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 3.72%, 3.13%, and 3.12% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in lower-rated securities involves a higher degree of credit and market risk. Investments in derivative securities will subject the Fund to greater risks.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of Fund shares.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY DATE: The date a bond expires, usually at face value.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen New York Tax Free Income Fund about the key events and economic forces that shaped the markets during the reporting period. The team includes Dennis S. Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following interview discusses the Fund's performance during the six months ended March 31, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced significant volatility during the period, the municipal market remained relatively stable. For the majority of the six months, municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates and the 30-year U.S. Treasury bond reached its lowest yield on record. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. In 1998 we experienced the second-heaviest level of municipal issuance ever. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers financing special growth and expansion projects, as opposed to using municipal bonds to finance their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Fund because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 80 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors realized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.
    Healthy new-bond issue volume, particularly in the fourth quarter of 1998, was characteristic of the New York municipal market during the reporting period. The state benefited from continued sound fiscal management and a growing economy, although upstate regions did not experience the same employment and income growth as New York City.

   Q  HOW DID YOU MANAGE THE FUND'S PORTFOLIO DURING THE PAST SIX MONTHS?

   A We did not make major changes to the credit-quality composition of the Fund during the period. We added to our insured, AAA rated holdings and ended the reporting period with AAA rated bonds at approximately 40 percent of the Fund's long-term investments. Insurance on bonds provides some additional protection to our position, although bond insurance does not protect against changes in the market value of Fund shares.
    Meanwhile, our exposure to BBB rated and nonrated bonds fell slightly on a percentage basis. Whenever possible, we looked to buy higher-yielding bonds that our research analysts believed represented the soundest credit risks within this higher-risk universe. Given current market conditions, however, it was not always easy to identify such bonds. As of March 31, 1999, BBB rated bonds represented approximately 32 percent of the Fund's long-term investments, down 4 percentage points from six months ago, and nonrated issues represented about 16 percent, down 2 percentage points from the beginning of the reporting period.
    During the last six months, the Fund continued to own bonds from a variety of sectors. The largest weightings included general purpose (15 percent); higher education (15 percent); transportation (14 percent); industrial revenue (13 percent); and public building (12 percent).

   Q  HOW WERE YOU ABLE TO ADD VALUE TO THE PORTFOLIO?

   A When we search for opportunities in the bond market, we look at the areas along the yield curve where we think the best relative value can be found. Recently, the best relative value has been in bonds with maturities of 15 to 20 years--we added some noncallable bonds in that range. We also took advantage of tightening yield spreads by favoring higher-quality issues, enabling us to obtain almost as much yield with less risk. For additional Fund portfolio highlights, please refer to page 9.

   Q  HOW WELL DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A The Fund continued to perform well. For the six months ended March 31, 1999, the Fund's total return was 1.17 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index returned 1.49 percent over the same period. This broad-based index of municipal bonds does not reflect any commissions that would be paid by an investor purchasing the securities it represents.

    The Fund's distribution rate was 4.78 percent(3) (Class A shares) as of March 31, 1999, representing a taxable-equivalent rate of 8.02 percent(4) for an investor in the 40.4 percent combined federal and state income tax bracket. The Fund's monthly dividend of $0.06650 per Class A share was unchanged during the reporting period. Income may subject certain individuals to the federal alternative minimum tax. Please refer to the chart and footnotes on page 3 for additional Fund performance results.
    The Fund has performed very well compared to its peers. For the year ended March 31, 1999, the Fund's total return ranked it 1 out of 99 funds in the New York municipal debt category, according to Lipper Analytical Services. For the three-year period ended March 31, 1999, the Fund's total return ranked it 1 out of 86 funds. (The Fund's Class A share returns ranked 1 out of 44 funds and 1 out of 41 funds for the one- and three-year periods, respectively, ended March 31, 1999 for Class A share funds in the New York Municipal debt category.) Lipper calculations are based upon changes in net asset value with dividends reinvested. Lipper calculations do not include sales charges; if they had, results might have been less favorable. Past performance does not guarantee future performance.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance continues to bolster the credit conditions of municipal issuers--a trend we expect to persist. As we mentioned earlier, economic strength has made issuers more likely to issue debt for special projects rather than for general operating financing. We believe that as long as municipalities remain economically healthy, this situation is likely to continue.
    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend, as municipal bond insurers have become more cautious as of late. If, as anticipated, this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.
    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.
    Improved economic conditions, better fiscal management, and a trend of budget surpluses provide the foundation for a positive outlook for New York. The state's economy is closely linked to the health of Wall Street, the traditional financial engine of New York City. As long as the financial industry remains strong, we anticipate continued economic health and an active municipal market.

[SIG]

Dennis Pietrzak

Portfolio Manager

[SIG]

Peter W. Hegel

Chief Investment Officer

Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                  [PIE CHART]

AS OF MARCH 31, 1999
AAA.................................  40.4%
AA..................................   2.1%
A...................................  10.0%
BBB.................................  31.6%
Non-Rated...........................  15.9%

                                  [PIE CHART]

AS OF SEPTEMBER 30, 1999
AAA.................................  30.2%
AA..................................   5.9%
A...................................  10.6%
BBB.................................  35.6%
Non-Rated...........................  17.7%


Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.






 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

   AS OF MARCH 31, 1999
General Purpose ...........  15.1%
Higher Education ..........  15.1%
Transportation ............  13.6%
Industrial Revenue ........  12.7%
Public Building ...........  12.4%

 AS OF SEPTEMBER 30, 1998
Industrial Revenue ........  15.3%
Transportation ............  12.9%
Higher Education ..........  12.2%
General Purpose ...........  11.4%
Health Care ...............   9.7%

                            PORTFOLIO OF INVESTMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                 Coupon      Maturity   Market Value
--------------------------------------------------------------------------------------
         MUNICIPAL BONDS  100.9%
         NEW YORK  98.8%
$  760   Brookhaven, NY Indl Dev Agy Sr
         Residential Hsg Rev.....................  6.375%      12/01/37   $   760,600
 1,605   Buffalo, NY Genl Impt Ser A (AMBAC
         Insd)...................................  4.750       02/01/09     1,651,304
   605   Buffalo, NY Sch Ser B (FSA Insd)........  4.500       02/01/08       614,002
   630   Buffalo, NY Sch Ser B (FSA Insd)........  4.750       02/01/09       648,176
   750   Clifton Springs, NY Hosp & Clinic Ser A
         Rfdg & Impt.............................  7.650       01/01/12       845,662
   500   Erie Cnty, NY Indl Dev Agy Civic Fac Rev
         Depaul Ppty Inc Proj Ser A..............  5.750       09/01/28       481,265
   250   Erie Cnty, NY Indl Dev Agy Life Care
         Cmnty Rev Episcopal Church Home Ser A...  6.000       02/01/28       251,955
   500   Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
         Institute of Technology Rfdg............  7.500       03/01/26       548,470
 1,000   Long Island Power Auth NY Elec Sys Rev
         Genl Ser A..............................  5.500       12/01/29     1,027,990
 1,645   Metropolitan Tran Auth NY Commuter Fac
         Rev.....................................  5.500       07/01/14     1,727,464
   800   Metropolitan Tran Auth NY Commuter Fac
         Rev Ser A (MBIA Insd)...................  5.625       07/01/27       848,552
   400   Metropolitan Tran Auth NY Commuter Fac
         Svc Contract Ser O......................  5.750       07/01/13       435,704
 2,250   Metropolitan Tran Auth NY Tran Facs Rev
         (MBIA Insd).............................  4.750       07/01/24     2,137,185
   500   Monroe Cnty, NY Indl Dev Agy Rev Indl
         Dev Empire Sports Proj Ser A............  6.250       03/01/28       498,575
   600   New York City Indl Dev Agy Brooklyn Navy
         Yard....................................  5.650       10/01/28       612,984
   500   New York City Indl Dev Agy Civic Fac Rev
         Cmnty Res Developmentally Disabled......  7.500       08/01/26       541,335
   500   New York City Indl Dev Agy Civic Fac Rev
         College of New Rochelle Proj............  5.750       09/01/17       521,265
 1,250   New York City Indl Dev Agy LaGuardia
         Assoc LP
         Proj Rfdg...............................  6.000       11/01/28     1,255,200
   500   New York City Indl Dev Agy Rev Visy
         Paper Inc Proj..........................  7.950       01/01/28       552,375
   375   New York City Indl Dev Agy Spl Fac Rev
         Terminal One Group Assn Proj............  5.700       01/01/04       397,148
   500   New York City Indl Dev Agy Spl Fac
         United Airls Inc Proj...................  5.650       10/01/32       511,530

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                 Coupon      Maturity   Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  500   New York City Indl Dev Civic YMCA
         Greater NY Proj.........................  6.000%      08/01/07   $   541,845
   515   New York City Indl Dev Civic YMCA
         Greater NY Proj.........................  5.800       08/01/16       543,593
   500   New York City Muni Wtr Fin Auth Wtr &
         Swr Sys Rev Ser B (AMBAC Insd)..........  5.375       06/15/19       509,460
   500   New York City Ser B.....................  5.700       08/15/07       544,535
   500   New York City Ser C (Prerefunded @
         08/15/01)...............................  7.250       08/15/24       541,825
 2,000   New York City Ser F (AMBAC Insd)........  5.250       08/01/14     2,074,340
    20   New York City Ser H (FSA Insd)..........  7.000       02/01/21        21,839
   480   New York City Ser H (Prerefunded @
         02/01/02) (FSA Insd)....................  7.000       02/01/21       528,994
   300   New York St Dorm Auth Rev City Univ Ser
         F.......................................  5.000       07/01/14       299,502
   750   New York St Dorm Auth Rev City Univ Sys
         Cons Ser A..............................  5.625       07/01/16       802,342
   600   New York St Dorm Auth Rev City Univ Sys
         Third Genl Res 2 Rfdg...................  6.000       07/01/05       654,822
   500   New York St Dorm Auth Rev Court Fac
         Lease Ser A.............................  5.700       05/15/22       520,975
   570   New York St Dorm Auth Rev Dept Ed St of
         NY Issue Ser A..........................  5.800       07/01/22       606,879
   750   New York St Dorm Auth Rev FHA Nursing
         Home Menorah (FHA Insd).................  5.950       02/01/17       802,650
   500   New York St Dorm Auth Rev Kingsbrook
         Jewish Med Cent FHA (MBIA Insd).........  4.750       02/01/23       473,020
 1,000   New York St Dorm Auth Rev Mental Hlth
         Svcs Facs Ser C.........................  4.750       08/15/19       961,430
 1,000   New York St Dorm Auth Rev Second Hosp
         Interfaith Med Cent Ser D...............  5.750       02/15/08     1,084,080
   500   New York St Dorm Auth Rev St Univ Edl
         Fac.....................................  5.750       05/15/10       541,950
 1,250   New York St Dorm Auth Rev St Univ Edl
         Facs Ser B..............................  4.750       05/15/28     1,165,125
 1,200   New York St Dorm Auth Rev Svc Contract
         Albany Cnty.............................  5.250       04/01/13     1,232,820
 1,000   New York St Dorm Auth Rev Svc Contract
         Albany Cnty.............................  5.250       04/01/17     1,004,560
 1,245   New York St Dorm Auth Revs NY Univ Ser A
         (AMBAC Insd)............................  5.250       04/03/01     1,281,591

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                 Coupon      Maturity   Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  830   New York St Dorm Auth Revs NY Univ Ser
         A.......................................  5.250%      07/01/06   $   854,825
   500   New York St Energy Resh & Dev Auth Elec
         Fac Rev Cons Edison Co NY Inc Proj Ser A
         (MBIA Insd).............................  7.500       01/01/26       518,920
   500   New York St Energy Resh & Dev Auth Gas
         Fac Rev Brooklyn Union Gas Co Ser B
         (Inverse Fltg) (a)......................  9.944       07/01/26       660,000
 1,515   New York St Energy Resh & Dev Auth St
         Svc Contract Rev Western NY Nuclear Svc
         Ser A...................................  5.000       04/01/06     1,567,873
   500   New York St Environmental Fac Corp
         Pollutn Ctl Rev St Wtr Revolving Fund
         Ser D...................................  6.850       11/15/11       573,895
   490   New York St Hsg Fin Agy Rev Insd
         Multi-Family Mtg Ser B (AMBAC Insd).....  6.250       08/15/14       529,014
   500   New York St Med Care Fac Fin Agy Rev NY
         Hosp Mtg Ser A (Prerefunded @ 02/15/05)
         (AMBAC Insd)............................  6.200       08/15/05       563,695
   500   New York St Med Care Fac Fin Agy Rev NY
         Hosp Mtg Ser A (Prerefunded @ 02/15/01)
         (AMBAC Insd)............................  6.600       02/15/11       526,430
   300   New York St Med Care Fac Fin Agy Rev
         Presbyterian Hosp Mtg Ser A Rfdg (FHA
         Insd)...................................  5.250       08/15/14       307,542
   500   New York St Mtg Agy Rev Homeowner Mtg
         Ser 30B.................................  6.650       10/01/25       532,075
   745   New York St Mtg Agy Rev Homeowner Mtg
         Ser 58..................................  6.400       04/01/27       811,536
   540   New York St Thruway Auth Svc Contract
         Rev Loc Hwy & Brdg......................  5.100       04/01/08       562,340
   290   New York St Thruway Auth Svc Contract
         Rev Loc Hwy & Brdg......................  5.750       04/01/09       313,534
 1,550   New York St Urban Dev Corp Rev Cmnty
         Enhancement Facs........................  5.000       04/01/06     1,606,931
 2,060   New York St Urban Dev Corp Rev Cmnty
         Enhancement Facs (AMBAC Insd)...........  *           04/01/13     1,051,733
 1,000   New York St Urban Dev Corp Rev Sports
         Fac Assistance Pg Ser A.................  5.000       04/01/18       968,420
   370   New York St Urban Dev Corp Rev
         Correctional Cap Fac Rfdg...............  5.625       01/01/07       390,912

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                 Coupon      Maturity   Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  450   New York St Urban Dev Corp Rev
         Correctional Cap Fac Ser 7..............  5.700%      01/01/27   $   473,504
   500   New York St Urban Dev Corp Rev
         Correctional Cap Fac Ser A Rfdg.........  5.500       01/01/14       532,560
   300   New York St Urban Dev Corp Rev
         Correctional Fac Rfdg...................  5.750       01/01/13       314,532
 1,000   New York St Urban Dev Corp Rev
         Correctional Facs Svcs Contract Ser B
         (AMBAC Insd)............................  4.750       01/01/28       943,830
   420   Niagara Falls, NY Pub Impt (MBIA
         Insd)...................................  6.900       03/01/20       477,233
   500   Oneida Cnty, NY Pub Impt (Prerefunded @
         03/15/01)...............................  5.850       03/15/12       530,345
   500   Oneida County, NY Indl Dev Agy Rev Civic
         Fac Mohawk Vly Handicap.................  5.300       03/15/19       499,070
   455   Orange County, NY Indl Dev Agy Life Care
         Cmnty Rev...............................  5.625       01/01/18       453,235
   500   Peekskill NY Indl Dev Agy Sr Drum Hill
         Sr Living Proj..........................  6.375       10/01/28       499,010
   300   Port Auth NY & NJ Spl Oblig.............  7.000       10/01/07       332,418
 1,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj
         JFK Intl Arpt Terminal 6 (MBIA Insd)....  5.750       12/01/25     1,060,450
   555   Rockland Cnty, NY Indl Dev Agy Civic Fac
         Rev Dominican College Proj..............  6.250       05/01/28       562,715
   625   Rockland Cnty, NY Solid Waste Mgmt Auth
         Ser B (AMBAC Insd)......................  5.550       12/15/16       658,750
   500   Suffolk Cnty, NY Indl Dev Agy Civic Fac
         Rev (MBIA Insd).........................  4.750       01/01/19       481,050
   500   Suffolk Cnty, NY Indl Dev Agy Indl Dev
         Rev Spellman High Voltage Fac Ser A.....  6.375       12/01/17       500,175
 1,000   Syracuse, NY Ser C (FSA Insd)...........  4.900       10/01/09     1,023,510
   225   Syracuse, NY Hsg Auth Rev Sub Proj
         Loretto Rest Ser B......................  7.500       08/01/10       230,240
   400   Triborough Brdg & Tunl Auth NY Rev Genl
         Purp Ser A Rfdg.........................  5.000       01/01/12       403,848

                                               See Notes to Financial Statements

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                 Coupon      Maturity   Market Value
--------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$  500   Triborough Brdg & Tunl Auth NY Ser A
         Rfdg (FGIC Insd)........................  5.000%      01/01/17   $   498,505
 1,000   Utica NY Indl Dev Agy Civic Fac Rev
         Utica College Proj Ser A................  5.750       08/01/28     1,022,910
                                                                          -----------
                                                                           57,444,483
                                                                          -----------
         GUAM  0.9%
   500   Guam Arpt Auth Rev Ser B................  6.700       10/01/23       550,500
                                                                          -----------
         U. S. VIRGIN ISLANDS  1.2%
   650   Virgin Islands Pub Fin Auth Rev Sr Lien
         Fd Ln Nts Ser C.........................  5.500       10/01/07       684,697
                                                                          -----------
TOTAL LONG-TERM INVESTMENTS  100.9%
  (Cost $56,333,837)...................................................    58,679,680
SHORT-TERM INVESTMENTS  0.9%
  (Cost $500,000)......................................................       500,000
                                                                          -----------
TOTAL INVESTMENTS  101.8%
  (Cost $56,833,837)...................................................    59,179,680
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.8%)..........................    (1,035,252)
                                                                          -----------
NET ASSETS  100.0%.....................................................   $58,144,428
                                                                          ===========

(a) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio. The price of these securities may be more volatile than the price of a comparable fixed rate security.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $56,833,837)........................  $59,179,680
Cash........................................................      212,871
Receivables:
  Interest..................................................      821,561
  Fund Shares Sold..........................................      420,726
Unamortized Organizational Costs............................        4,894
Other.......................................................           53
                                                              -----------
      Total Assets..........................................   60,639,785
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    2,136,416
  Fund Shares Repurchased...................................      141,913
  Income Distributions......................................       77,262
  Distributor and Affiliates................................       48,373
Trustees' Deferred Compensation and Retirement Plans........       45,827
Accrued Expenses............................................       45,566
                                                              -----------
      Total Liabilities.....................................    2,495,357
                                                              -----------
NET ASSETS..................................................  $58,144,428
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $55,703,167
Net Unrealized Appreciation.................................    2,345,843
Accumulated Net Realized Gain...............................      128,599
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (33,181)
                                                              -----------
NET ASSETS..................................................  $58,144,428
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $30,087,951 and 1,890,227 shares of
      beneficial interest issued and outstanding)...........  $     15.92
    Maximum sales charge (4.75%* of offering price).........          .79
                                                              -----------
    Maximum offering price to public........................  $     16.71
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $23,778,295 and 1,495,772 shares of
      beneficial interest issued and outstanding)...........  $     15.90
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $4,278,182 and 269,169 shares of
      beneficial interest issued and outstanding)...........  $     15.89
                                                              ===========

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $1,363,525
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $33,767, $105,151 and $16,792,
  respectively).............................................     155,710
Investment Advisory Fee.....................................     153,859
Accounting Services.........................................      25,776
Shareholder Services........................................      13,908
Trustees' Fees and Expenses.................................       8,410
Legal.......................................................       4,744
Custody.....................................................       3,405
Other.......................................................      32,057
                                                              ----------
    Total Expenses..........................................     397,869
    Less Fees Deferred and Expenses Reimbursed ($153,859 and
      $60,959, respectively)................................     214,818
                                                              ----------
    Net Expenses............................................     183,051
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,180,474
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  137,197
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   3,166,131
  End of the Period.........................................   2,345,843
                                                              ----------
Net Unrealized Depreciation During the Period...............    (820,288)
                                                              ----------
NET REALIZED AND UNREALIZED LOSS............................  $ (683,091)
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  497,383
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

         For the Six Months Ended March 31, 1999, the Nine Months Ended September 30, 1998 and the Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                           Six Months Ended    Nine Months Ended       Year Ended
                                            March 31, 1999     September 30, 1998   December 31, 1997
-----------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................... $      1,180,474    $        1,386,721   $       1,115,725
Net Realized Gain.........................          137,197               271,958             255,029
Net Unrealized Appreciation/Depreciation
  During the Period.......................         (820,288)            1,080,991           1,117,382
                                           ----------------    ------------------   -----------------
Change in Net Assets from Operations......          497,383             2,739,670           2,488,136
                                           ----------------    ------------------   -----------------
Distributions from Net Investment
  Income..................................       (1,180,474)           (1,386,749)         (1,126,124)
Distributions in Excess of Net Investment
  Income..................................          (17,511)              (15,670)                -0-
                                           ----------------    ------------------   -----------------
Distributions from and in Excess of Net
  Investment Income*......................       (1,197,985)           (1,402,419)         (1,126,124)
Distributions from Net Realized Gains*....         (280,511)              (40,996)            (83,754)
                                           ----------------    ------------------   -----------------
Total Distributions.......................       (1,478,496)           (1,443,415)         (1,209,878)
                                           ----------------    ------------------   -----------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..............................         (981,113)            1,296,255           1,278,258
                                           ----------------    ------------------   -----------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................       14,231,087            16,595,104          16,610,486
Net Asset Value of Shares Issued Through
  Dividend Reinvestment...................          980,880               924,200             683,838
Cost of Shares Repurchased................       (3,179,639)           (3,838,934)         (4,637,600)
                                           ----------------    ------------------   -----------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS............................       12,032,328            13,680,370          12,656,724
                                           ----------------    ------------------   -----------------
TOTAL INCREASE IN NET ASSETS..............       11,051,215            14,976,625          13,934,982
NET ASSETS:
Beginning of the Period...................       47,093,213            32,116,588          18,181,606
                                           ----------------    ------------------   -----------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($33,181), ($15,670) and $28,
  respectively)........................... $     58,144,428    $       47,093,213   $      32,116,588
                                           ================    ==================   =================


                                           Six Months Ended    Nine Months Ended       Year Ended
*Distributions by Class                     March 31, 1999     September 30, 1998   December 31, 1996
-----------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.......................... $       (672,402)   $         (809,026)  $        (584,822)
  Class B Shares..........................         (453,352)             (523,570)           (515,371)
  Class C Shares..........................          (72,231)              (69,823)            (25,931)
                                           ----------------    ------------------   -----------------
                                           $     (1,197,985)   $       (1,402,419)  $      (1,126,124)
                                           ================    ==================   =================
Distributions from Net Realized Gain:
  Class A Shares.......................... $       (147,076)   $          (22,100)  $         (46,829)
  Class B Shares..........................         (116,190)              (16,870)            (34,234)
  Class C Shares..........................          (17,245)               (2,026)             (2,691)
                                           ----------------    ------------------   -----------------
                                           $       (280,511)   $          (40,996)  $         (83,754)
                                           ================    ==================   =================

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                 July 29, 1994
                                                                                 (Commencement
                        Six Months    Nine Months                                of Investment
                          Ended          Ended         Year Ended December 31    Operations) to
                        March 31,    September 30,   ---------------------------  December 31,
Class A Shares             1999          1998         1997      1996      1995        1994
-----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period...............  $16.223        $15.734      $14.992   $15.048   $13.579    $14.300
                         -------        -------      -------   -------   -------    -------
  Net Investment
    Income.............     .397           .596         .786      .816      .821       .302
  Net Realized and
    Unrealized
    Gain/Loss..........    (.215)          .509         .795     (.074)    1.476      (.722)
                         -------        -------      -------   -------   -------    -------
Total from Investment
  Operations...........     .182          1.105        1.581      .742     2.297      (.420)
                         -------        -------      -------   -------   -------    -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income.............     .399           .599         .798      .798      .828       .301
  Distributions from
    Net Realized
    Gain...............     .088           .017         .041       -0-       -0-        -0-
                         -------        -------      -------   -------   -------    -------
Total Distributions....     .487           .616         .839      .798      .828       .301
                         -------        -------      -------   -------   -------    -------
Net Asset Value, End of
  the Period...........  $15.918        $16.223      $15.734   $14.992   $15.048    $13.579
                         =======        =======      =======   =======   =======    =======
Total Return*(a).......    1.17%**        7.11%**     10.92%     5.14%    17.33%     (2.93%)**
Net Assets at End of
  the Period (In
  millions)............  $30.1        $  25.0      $  18.0   $   7.7   $   5.4    $   2.9
Ratio of Expenses to
  Average Net
  Assets*..............     .36%           .39%         .64%      .31%      .21%       .26%
Ratio of Net Investment
  Income to Average Net
  Assets*..............    4.95%          5.01%        5.16%     5.56%     5.63%      5.27%
Portfolio Turnover.....      46%**          53%**        60%       126%       51%       68%**

*If certain expenses had
 not been assumed by Van
 Kampen, total return would
 have been lower and
 the ratios would have been
 as follows:

Ratio of Expenses to
  Average Net Assets...    1.19%          1.43%        1.47%     1.82%     2.10%      2.73%
Ratio of Net Investment
  Income to Average Net
  Assets...............    4.12%          3.97%        4.33%     4.04%     3.74%      2.81%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                 July 29, 1994
                                                                                 (Commencement
                        Six Months    Nine Months                                of Investment
                          Ended          Ended         Year Ended December 31,   Operations) to
                        March 31,    September 30,   ---------------------------  December 31,
Class B Shares             1999          1998         1997      1996      1995        1994
-----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period...............  $16.208        $15.727      $14.992   $15.046   $13.578    $14.300
                         -------        -------      -------   -------   -------    -------
  Net Investment
    Income.............     .339           .509         .684      .704      .713       .263
  Net Realized and
    Unrealized
    Gain/Loss..........    (.217)          .507         .782     (.068)    1.476      (.722)
                         -------        -------      -------   -------   -------    -------
Total from Investment
  Operations...........     .122          1.016        1.466      .636     2.189      (.459)
                         -------        -------      -------   -------   -------    -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income.............     .345           .518         .690      .690      .721       .263
  Distributions from
    Net Realized
    Gain...............     .088           .017         .041       -0-       -0-        -0-
                         -------        -------      -------   -------   -------    -------
Total Distributions....     .433           .535         .731      .690      .721       .263
                         -------        -------      -------   -------   -------    -------
Net Asset Value, End of
  the Period...........  $15.897        $16.208      $15.727   $14.992   $15.046    $13.578
                         =======        =======      =======   =======   =======    =======
Total Return*(a).......     .77%**        6.58%**     10.07%     4.37%    16.47%     (3.20%)**
Net Assets at End of
  the Period (In
  millions)............  $  23.8        $19.0      $  13.1   $  10.1   $   9.7    $   8.1
Ratio of Expenses to
  Average Net
  Assets*..............    1.11%          1.14%        1.36%     1.07%      .93%       .96%
Ratio of Net Investment
  Income to Average Net
  Assets*..............    4.20%          4.26%        4.49%     4.79%     4.93%      4.58%
Portfolio Turnover.....      46%**          53%**        60%       126%      51%        68%**

*If certain expenses had not
 been assumed by Van Kampen,
 total return would
 have been lower and the
 ratios would have been as
 follows:

Ratio of Expenses to
  Average Net Assets...    1.94%          2.19%        2.18%     2.60%     2.82%      3.42%
Ratio of Net Investment
  Income to Average Net
  Assets...............    3.36%          3.21%        3.67%     3.26%     3.04%      2.12%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                 July 29, 1994
                                                                                 (Commencement
                        Six Months    Nine Months                                of Investment
                          Ended          Ended         Year Ended December 31,   Operations) to
                        March 31,    September 30,   ---------------------------  December 31,
Class C Shares             1999          1998         1997      1996      1995        1994
-----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period...............  $16.204        $15.726      $14.992   $15.041   $13.579    $14.300
                         -------        -------      -------   -------   -------    -------
  Net Investment
    Income.............     .342           .515         .676      .701      .711       .267
  Net Realized and
    Unrealized
    Gain/Loss..........    (.219)          .498         .789     (.060)    1.472      (.725)
                         -------        -------      -------   -------   -------    -------
Total from Investment
  Operations...........     .123          1.013        1.465      .641     2.183      (.458)
                         -------        -------      -------   -------   -------    -------
Less:
  Distributions from
    and in Excess of
    Net Investment
    Income.............     .345           .518         .690      .690      .721       .263
  Distributions from
    Net Realized
    Gain...............     .088           .017         .041       -0-       -0-        -0-
                         -------        -------      -------   -------   -------    -------
Total Distributions....     .433           .535         .731      .690      .721       .263
                         -------        -------      -------   -------   -------    -------
Net Asset Value, End of
  the Period...........  $15.894        $16.204      $15.726   $14.992   $15.041    $13.579
                         =======        =======      =======   =======   =======    =======
Total Return*(a).......     .77%**        6.51%**     10.07%     4.44%    16.39%     (3.20%)**
Net Assets at End of
  the Period (In
  millions)............  $ 4.3        $   3.1      $   1.0   $    .4   $    .4    $    .2
Ratio of Expenses to
  Average Net
  Assets*..............    1.10%          1.14%        1.41%     1.08%      .98%       .96%
Ratio of Net Investment
  Income to Average Net
  Assets*..............    4.19%          4.22%        4.37%     4.78%     4.81%      4.58%
Portfolio Turnover.....      46%**          53%**        60%       126%      51%        68%**

*If certain expenses had not
 been assumed by Van Kampen,
 total return would
 have been lower and the
 ratios would have been
 as follows:

Ratio of Expenses to
  Average Net Assets...    1.94%          2.18%        2.23%     2.61%     2.86%      3.42%
Ratio of Net Investment
  Income to Average Net
  Assets...............    3.36%          3.17%        3.55%     3.25%     2.93%      2.12%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of New York municipal securities rated investment grade at the time of investment. The Fund commenced investment operations on July 29, 1994. In July, 1998, the Fund's Board of Trustees approved a change in the Fund's fiscal year end from December 31 to September 30.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At March 31, 1999, there were no when issued or delayed delivery purchase commitments.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $75,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 1999, for federal income tax purposes, cost of long- and short-term investments is $56,833,837; the aggregate gross unrealized appreciation is $2,424,389 and the aggregate gross unrealized depreciation is $78,546, resulting in net unrealized appreciation on long- and short-term investments of $2,345,843.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE NET ASSETS                      % PER ANNUM
---------------------------------------------------------------------
First $500 million....................................    .600 of 1%
Over $500 million.....................................    .500 of 1%

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $1,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by Van Kampen.

    For the six months ended March 31, 1999, the Fund recognized expenses of approximately $29,100 representing Van Kampen's cost of providing accounting services and legal services to the Fund. A portion of this cost has been assumed by Van Kampen.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 1999, the Fund recognized expenses of approximately $7,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At March 31, 1999, Van Kampen owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At March 31, 1999, capital aggregated $28,942,587, $22,535,282 and
$4,225,298 for Classes A, B and C, respectively. For the six months ended March 31, 1999, transactions were as follows:

                                                   SHARES        VALUE
--------------------------------------------------------------------------
Sales:
  Class A........................................  401,712    $  6,447,232
  Class B........................................  405,912       6,498,534
  Class C........................................   80,558       1,285,321
                                                  --------    ------------
Total Sales......................................  888,182    $ 14,231,087
                                                  ========    ============
Dividend Reinvestment:
  Class A........................................   38,373    $    614,503
  Class B........................................   19,024         304,247
  Class C........................................    3,886          62,130
                                                  --------    ------------
Total Dividend Reinvestment......................   61,283    $    980,880
                                                  ========    ============
Repurchases:
  Class A........................................  (91,053)   $ (1,460,519)
  Class B........................................  (98,526)     (1,576,685)
  Class C........................................   (8,923)       (142,435)
                                                  --------    ------------
Total Repurchases................................ (198,502)   $ (3,179,639)
                                                  ========    ============

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At September 30, 1998, capital aggregated $23,341,371, $17,309,186, and
$3,020,282 for Classes A, B and C, respectively. For the nine months ended September 30, 1998, transactions were as follows:

                                                   SHARES         VALUE
--------------------------------------------------------------------------
Sales:
  Class A.......................................    520,265    $ 8,251,633
  Class B.......................................    391,237      6,192,887
  Class C.......................................    135,402      2,150,584
                                                 ----------    -----------
Total Sales.....................................  1,046,904    $16,595,104
                                                 ==========    ===========
Dividend Reinvestment:
  Class A.......................................     39,009    $   619,536
  Class B.......................................     16,654        264,369
  Class C.......................................      2,532         40,295
                                                 ----------    -----------
Total Dividend Reinvestment.....................     58,195    $   924,200
                                                 ==========    ===========
Repurchases:
  Class A.......................................   (160,416)   $(2,542,226)
  Class B.......................................    (72,177)    (1,139,992)
  Class C.......................................     (9,896)      (156,716)
                                                 ----------    -----------
Total Repurchases...............................   (242,489)   $(3,838,934)
                                                 ==========    ===========

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, capital aggregated $17,012,428, $11,991,922, and
$986,119 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                  SHARES         VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................   704,992    $10,792,140
  Class B.......................................   335,132      5,071,998
  Class C.......................................    48,608        746,348
                                                 ---------    -----------
Total Sales..................................... 1,088,732    $16,610,486
                                                 =========    ===========
Dividend Reinvestment:
  Class A.......................................    27,283    $   418,784
  Class B.......................................    15,994        244,789
  Class C.......................................     1,318         20,265
                                                 ---------    -----------
Total Dividend Reinvestment.....................    44,595    $   683,838
                                                 =========    ===========
Repurchases:
  Class A.......................................  (103,563)   $(1,589,463)
  Class B.......................................  (193,090)    (2,927,339)
  Class C.......................................    (7,857)      (120,798)
                                                 ---------    -----------
Total Repurchases...............................  (304,510)   $(4,637,600)
                                                 =========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                 --------------------------
YEAR OF REDEMPTION                               CLASS B            CLASS C
---------------------------------------------------------------------------
First........................................      4.00%              1.00%
Second.......................................      3.75%               None
Third........................................      3.50%               None
Fourth.......................................      2.50%               None
Fifth........................................      1.50%               None
Sixth........................................      1.00%               None
Seventh and Thereafter.......................       None               None

                           March 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended March 31, 1999, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $13,500 and CDSC on redeemed shares of approximately $28,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the six months ended March 31, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $36,631,256 and $23,525,397, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended March 31, 1999, are payments retained by Van Kampen of approximately $93,600.

                    VAN KAMPEN NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
President

JOHN L. SULLIVAN*
Vice President, Treasurer and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.